UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the registrant	☐

Check the appropriate box:

☒ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to ss. 240.14a-12

FORTRESS AMERICA ACQUISITION CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐ No fee required.
☒ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: Membership interests in VTC, L.L.C. and Vortech, LLC.

(2)	Aggregate number of securities to which transaction applies: All of the issued and outstanding membership interests of VTC, L.L.C. and Vortech, LLC.

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Up to $38,275,641 will be paid for all of the issued and outstanding membership interests of VTC, L.L.C. and Vortech, LLC.

(4)	Proposed maximum aggregate value of transaction:
$38,275,641

(5)	Total fee paid:
$4,095

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

FORTRESS AMERICA ACQUISITION CORPORATION
4100 North Fairfax Drive, Suite 1150
Arlington, Virginia 22203

Dear Stockholder:

You are cordially invited to attend a special meeting of the stockholders of Fortress America Acquisition Corporation, relating to the proposed acquisition of VTC, L.L.C., doing business as “Total Site Solutions”, and Vortech, LLC (together, “TSS/Vortech”), which will be held at 10:00 a.m., Eastern Time, on _____________, 2006, at the offices of Squire, Sanders & Dempsey L.L.P. located at 8000 Towers Crescent Drive, 14th Floor, Tysons Corner, Virginia 22182.

At this special meeting, you will be asked to consider and vote on the following proposals:

1. To approve the acquisition of TSS/Vortech (referred to as the “acquisition”) substantially on the terms set forth in the Second Amended and Restated Membership Interest Purchase Agreement dated July 31, 2006 (referred to as the “purchase agreement”) by and among Fortress America Acquisition Corporation, VTC, L.L.C., Vortech, LLC, and Thomas P. Rosato and Gerard J. Gallagher, as the members of VTC, L.L.C. and Vortech, LLC, and the other transactions contemplated by the purchase agreement;

2. To amend and restate our Amended and Restated Certificate of Incorporation to change our name from “Fortress America Acquisition Corporation” to “Fortress International Group, Inc.” and to remove certain provisions only applicable to us prior to our completion of a business combination (referred to as the “amendment”);

3. To approve the 2006 Omnibus Incentive Compensation Plan (referred to as the “incentive compensation plan”);

4. To elect one director, for a three-year term expiring in 2009 (referred to as the “nomination”); and

5. To approve any adjournments or postponements of the special meeting for the purpose of soliciting additional proxies.

As provided in our Amended and Restated Certificate of Incorporation, we will proceed with the acquisition only if (i) a majority of the shares cast, in person or by proxy, in respect of common stock owned by our public stockholders (those stockholders who purchased their shares as part of our initial public offering or in the aftermarket) are voted in favor of the acquisition and (ii) public stockholders owning 20% or more of the shares sold in our initial public offering (1,560,000 or more of such shares) do not exercise their conversion rights (as discussed in the following paragraph). The incentive compensation plan and the adjournment must be approved by the affirmative vote of the majority of the shares of our common stock present in person or represented by proxy at the special meeting and entitled to vote on such matters. The amendment must be approved by the affirmative vote of the majority of the shares of our common stock outstanding on the record date. To be elected as a director, a nominee must receive the affirmative vote of a plurality of the shares of our common stock present in person or represented by proxy at the special meeting and entitled to vote on the election of directors.

None of our directors or officers purchased shares in our initial public offering or in the aftermarket.

As provided in our Amended and Restated Certificate of Incorporation, public stockholders voting against the acquisition are entitled to demand that their shares of common stock be converted into cash. If the acquisition is consummated, a demanding public stockholder that voted against the acquisition will receive cash equal to such public stockholder’s pro rata portion of the proceeds of our initial public offering that were placed into our trust account, including a pro rata portion of any interest earned on such funds through the date that is two business days prior to the closing of the acquisition. Based on the amount of cash held in the trust account at June 30, 2006, we estimate that you will be entitled to convert each share that you hold into approximately $5.58.

After careful consideration, our board of directors unanimously approved the acquisition, the purchase agreement and the other transactions contemplated by the purchase agreement, and determined that the acquisition is in our best interest and in the best interest of our stockholders. Our board of directors has also determined that the fair market value of TSS/Vortech will exceed 80% of our net assets at the time of the acquisition. Our board of directors has received a written opinion that, as of the date therein, and based upon and subject to the assumptions, factors, qualifications and limitations set forth therein, the consideration to be paid by us in the proposed acquisition is fair to our stockholders from a financial point of view. Our board of directors also unanimously approved the amendment and the incentive compensation plan, subject to stockholder approval of the acquisition. Finally, our board of directors has approved the nomination of David J. Mitchell as a member of the board of directors. If the acquisition is not approved, the amendment and the incentive compensation plan will not be presented for approval at the special meeting.

Our board of directors unanimously recommends that holders of our common stock vote “FOR” the approval of the acquisition, the purchase agreement and the other transactions contemplated by the purchase agreement, “FOR” the amendment, “FOR” the incentive compensation plan, “FOR” the nomination and “FOR” any adjournments or postponements of the special meeting for the purpose of soliciting additional proxies.

Enclosed is a notice of special meeting and proxy statement containing detailed information concerning the acquisition, the purchase agreement and the transactions contemplated by the purchase agreement, the amendment, the incentive compensation plan and the nomination.

Your vote is important. Whether or not you plan to attend the special meeting, we urge you to read this material carefully, complete the enclosed proxy card and return it as promptly as possible.

Under our Amended and Restated Certificate of Incorporation, the acquisition must be approved by a majority of the votes cast at the special meeting, in person or by proxy, in respect of shares of our common stock issued in our initial public offering. If you do not appear at the special meeting in person or by proxy, or if you abstain by appearing in person and not voting or by returning a proxy and not instructing how your shares should be voted by proxy on the acquisition, or if your shares are held in street name and you do not instruct your broker or bank how to vote, your shares will not be counted as being voted either “for” or “against” approval of the acquisition, and you will not have the right to convert your shares into a pro rata portion of the trust account. Further, such a failure to vote or to instruct your broker or bank how to vote your shares will have the same effect as voting “against” the amendment.

See the section titled “Risk Factors” beginning on page ___ of this proxy statement for a discussion of various factors that you should consider in connection with the acquisition since, upon completion of the acquisition, the operations and assets of FAAC will largely be those of the business we acquire in the acquisition.

This proxy statement is dated _____________, 2006, and is first being mailed, along with the attached proxy card, to stockholders on or about _____________, 2006.

Sincerely,

C. Thomas McMillen
Chairman

FORTRESS AMERICA ACQUISITION CORPORATION
4100 North Fairfax Drive, Suite 1150
Arlington, Virginia 22203

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON _____________, 2006

NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Fortress America Acquisition Corporation, or FAAC, a Delaware corporation, will be held at 10:00 a.m., Eastern Time, on ____________ __, 2006, at the offices of Squire, Sanders & Dempsey L.L.P. located at 8000 Towers Crescent Drive, 14th Floor, Tysons Corner, Virginia 22182, for the purposes of considering and voting upon the following proposals:

1. To approve the acquisition of VTC, L.L.C. and Vortech, LLC (referenced to as the “acquisition”) substantially on the terms set forth in the Second Amended and Restated Membership Interest Purchase Agreement dated July 31, 2006 (referred to as the “purchase agreement”) by and among Fortress America Acquisition Corporation, VTC, L.L.C., Vortech, LLC, and Thomas P. Rosato and Gerard J. Gallagher, as the members of VTC, L.L.C. and Vortech, LLC, and the other transactions contemplated by the purchase agreement, as more fully described in the enclosed proxy statement;

2. To amend and restate our Amended and Restated Certificate of Incorporation to change our name from “Fortress America Acquisition Corporation” to “Fortress International Group, Inc.” and to remove certain provisions only applicable to us prior to our completion of a business combination (referred to as the “amendment”);

3. To approve the 2006 Omnibus Incentive Compensation Plan (referred to as the “incentive compensation plan”);

4. To elect one director for a three-year term expiring in 2009 (referred to as the “nomination”); and

5. To approve any adjournments or postponements of the special meeting for the purpose of soliciting additional proxies.

The record date for determining stockholders entitled to notice of, and to vote at, the special meeting or any postponements or adjournments of the special meeting is the close of business on _________ __, 2006. Only holders of record of shares of our common stock on the record date are entitled to vote at the special meeting or any postponements or adjournments of the special meeting. If we have not received sufficient proxies to constitute a quorum or sufficient votes for approval of the acquisition, the purchase agreement and the other transactions contemplated by the purchase agreement, the amendment, the incentive compensation plan and/or the nomination at the special meeting, the special meeting may be adjourned for the purpose of soliciting additional proxies.
A complete list of our stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at FAAC’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

All FAAC stockholders are cordially invited to attend the special meeting and cast your vote in person. However, to ensure your representation at the special meeting, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible. Regardless of the number of shares you own, your vote is important. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares.

If you do not appear at the special meeting in person or by proxy, or if you abstain by appearing in person and not voting or by returning a proxy and not instructing how your shares should be voted by proxy on the acquisition, or if your shares are held in street name and you do not instruct your broker or bank how to vote, your shares will not be counted as being voted either “for” or “against” approval of the acquisition, and you will not have the right to convert your shares into a pro rata portion of the trust account. Further, such a failure to vote or to instruct your broker or bank how to vote your shares will have the same effect as voting “against” the amendment.

After careful consideration, our board of directors unanimously approved the acquisition, the purchase agreement and the other transactions contemplated by the purchase agreement, and determined that the acquisition is in our best interest and in the best interest of our stockholders. Our board of directors has received a written opinion that, as of the date therein, and based upon and subject to the assumptions, factors, qualifications and limitations set forth therein, the consideration to be paid by FAAC in the proposed acquisition is fair to FAAC from a financial point of view. Our board of directors also unanimously approved the amendment and the incentive compensation plan, subject to stockholder approval. Our board of directors has approved the nomination of David J. Mitchell as a member of our board of directors. Our board of directors unanimously recommends that holders of our common stock vote “FOR” the approval of the acquisition, the purchase agreement and the other transactions contemplated by the purchase agreement, “FOR” the amendment, “FOR” the incentive compensation plan, “FOR” the nomination and “FOR” any adjournments or postponements of the special meeting for the purpose of soliciting additional proxies.

We encourage your to read this entire proxy statement carefully as well as the additional documents to which it refers.

By Order of the Board of Directors,

C. Thomas McMillen
Chairman
___________ __, 2006

TABLE OF CONTENTS

SUMMARY OF MATTERS TO BE VOTED UPON	1
Summary of Material Terms of the Acquisition	1
Additional Proposals to be Voted Upon	3

QUESTIONS AND ANSWERS ABOUT THE ACQUISITION	4

SUMMARY OF THE PROXY STATEMENT	10
Special Meeting of Stockholders	10
Voting Power; Record Date	10
Voting Requirement for the Acquisition	10
Conversion Rights	10
No Appraisal or Dissenters Rights	11
Amendment Proposal	11
Voting Requirement for the Amendment Proposal	11
Incentive Compensation Plan Proposal	11
Voting Requirement for the Incentive Compensation Plan Proposal	12
Nomination Proposal	12
Voting Requirement for the Nomination Proposal	12
Adjournment Proposal	12
Vote Requirement for the Adjournment Proposal	12
Our Board of Directors’ Recommendation	12
General Description of the Acquisition	12
Conditions to the Completion of the Acquisition	13
Termination	13
Interests of Our Directors and Officers in the Acquisition	14
Voting Agreement	14
United States Federal Income Tax Consequences of the Acquisition	15
Regulatory Matters	15

SELECTED HISTORICAL AND PRO FORMA COMBINED FINANCIAL INFORMATION	16

FAAC PER SHARE DATA	19

MARKET PRICE INFORMATION FOR FAAC	20

FORWARD-LOOKING STATEMENTS	21

RISK FACTORS	22
Risks Associated with the Acquisition of VTC/Vortech	22
Risks Related to Our Business and Operations Following the Acquisition	25

THE SPECIAL MEETING	31
The Special Meeting	31
Date, Time and Place	31
Purpose of the Special Meeting	31
Board of Directors Recommendation	31
Record Date; Who is Entitled to Vote	31
Quorum	31
Voting Your Shares	32
Who Can Answer Your Questions About Voting Your Shares	32
No Additional Matters May Be Presented at the Special Meeting	32

- i -

Revoking Your Proxy	32
Vote Required to Approve the Acquisition	32
Conversion Rights	33
Voting Requirement for the Amendment	33
Voting Requirement for the Incentive Compensation Proposal	34
Voting Requirement for the Nomination	34
Voting Requirement for the Adjournment	34
Failure to Vote, Abstentions and Broker Non-Votes	34
Solicitation Costs	35
Stock Ownership	35

APPROVAL OF THE ACQUISITION AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE PURCHASE AGREEMENT	36
General Description of the Acquisition	36
Background of the Acquisition	36
Factors Considered by Our Board of Directors in Approving the Acquisition	39
Satisfaction of Fair Market Value Requirement	41
Fairness Opinion	42
U.S. Federal Income Tax Consequences of the Acquisition	47
Regulatory Matters	47
Consequences if Acquisition Proposal is Not Approved	47
Required Vote	48
Recommendation	48
Interest of Our Directors and Officers in the Acquisition	48

THE PURCHASE AGREEMENT	49
General; Structure of the Acquisition	49
Purchase Price - Payment	49
Escrow Amounts	50
Working Capital - Purchase Price Adjustment	50
Closing of the Acquisition	51
Representations and Warranties	51
Materiality and Material Adverse Effect	53
Interim Operations Relating to the Companies	53
No Solicitation	53
Access to Information	53
Reasonable Efforts; Notification	53
Indemnification	54
Fees and Expenses	54
Public Announcements	54
Conditions to the Completion of the Acquisition	54
Termination	56
Effect of Termination	56
Assignment	57
Amendment	57

ESCROW AGREEMENTS	57
Balance Sheet Escrow Agreement	57
General Indemnity Escrow Agreement	57

REGISTRATION RIGHTS AGREEMENT	57
General	57
Demand Registration Rights	57
Piggy-back Registration Rights	58
Form S-3 Registration Rights	58
Indemnification	58

- ii -

LOCK-UP AGREEMENT	58

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS	59
Unaudited Pro Forma Condensed Consolidated Balance Sheets	60
Unaudited Pro Forma Condensed Consolidated Statements of Operations and Per Share Data	62
Unaudited Pro Forma Statement of Operations and Per Share Data	64

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS	66

APPROVAL OF THE PROPOSAL TO AMEND AND RESTATE OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	68
General Description of the Amendment Proposal	68
Consequences If the Amendment Proposal Is Not Approved	68
Required Vote	68
Recommendation	68

APPROVAL OF THE 2006 OMNIBUS INCENTIVE COMPENSATION PLAN	69
General Description of the Incentive Compensation Proposal	69
Summary of the 2006 Omnibus Incentive Compensation Proposal	69
Required Vote	71
Recommendation	71

APPROVAL OF THE ELECTION OF A NOMINEE TO OUR BOARD OF DIRECTORS	72
General Description of the Nomination Proposal	72
Required Vote	72
Additional Information	72
Recommendation	72

APPROVAL OF PROPOSAL TO ADJOURN THE SPECIAL MEETING	73
General Description of the Adjournment Proposal	73
Consequences if Adjournment Proposal is Not Approved	73
Required Vote	73
Recommendation	73

INFORMATION ABOUT TSS/VORTECH	74
Overview	74
Mission-Critical IT Industry	74
Service Offerings	75
Strategy	76
Competition	77
Contracts and Customers	77
Sales and Marketing	78
Facilities	79
Management	79
Employees	79
Legal Proceedings	79

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION OF TSS/VORTECH	80
Overview	80
Contract Base and Backlog	80
Revenues	82
Expenses	83
Critical Accounting Policies and Estimates	83

- iii -

Recent Accounting Pronouncements	84
Results of Operations	86
Effects of Inflation	88
Liquidity and Capital Resources	88
Off-Balance Sheet Arrangements	89
Contractual Obligations	90

INFORMATION ABOUT FORTRESS AMERICA ACQUISITION CORPORATION	91
Our Business	91
Employees	92
Periodic Reporting and Audited Financial Statements	92
Legal Proceedings	93

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS - FORTRESS AMERICA ACQUISITION CORPORATION	94

DIRECTORS AND EXECUTIVE OFFICERS OF FORTRESS AMERICA ACQUISITION CORPORATION FOLLOWING THE ACQUISITION	96
Directors	96
Board of Directors and Committees of the Board	98
Compensation Committee	98
Audit Committee	98
Code of Ethics	98
Board and Committee Meetings	99
Section 16(a) Beneficial Ownership Reporting Compliance	99
Compensation of Directors	99
Executive Compensation	99
Employment Agreements	99
Consulting Agreement with Washington Capital Advisors, LLC	101
Independent Registered Public Accounting Firm	101
Stockholder Communications with the Board of Directors	102
Promoters	102

BENEFICIAL OWNERSHIP OF SECURITIES	103

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	104
Relating to FAAC	104
Relating to TSS/Vortech	105
Ongoing and Future Transactions	106

PRICE RANGE OF SECURITIES AND DIVIDENDS	107
Fortress America Acquisition Corporation	107
Holders of Common Equity	107
Dividends	107

DESCRIPTION OF OUR COMMON STOCK	108
General	108
Common Stock	108
Preferred Stock	108
Dividends	108
Restrictive Provisions of our Amended and Restated Certificate of Incorporation and By-Laws	109

STOCKHOLDER PROPOSALS	109

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS	109

- iv -

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	110

WHERE YOU CAN FIND MORE INFORMATION	110

INDEX FOR FINANCIAL STATEMENTS	F-1

ANNEXES

A	Second Amended and Restated Membership Interest Purchase Agreement
B	Escrow Agreements
C	Registration Rights Agreement
D	Second Amended and Restated Certificate of Incorporation
E	2006 Omnibus Incentive Compensation Plan
F	Fairness Opinion
G	Audit Committee Charter

- v -

SUMMARY OF MATTERS TO BE VOTED UPON

This summary briefly outlines the matters to be voted upon at the special meeting, including principally approval of our acquisition of VTC, L.L.C. and Vortech, LLC.

Summary of Material Terms of the Acquisition

This summary presents material information relating to our acquisition (referred to in this proxy statement as the “acquisition”) of VTC, L.L.C, doing business as “Total Site Solutions” (referred to in this proxy statement as “VTC” or “TSS”) and Vortech, LLC (referred to in this proxy statement as “Vortech” and together with VTC the “companies” or “TSS/Vortech) pursuant to the Second Amended and Restated Membership Interest Purchase Agreement dated July 31, 2006 (referred to in this proxy statement as the “membership interest purchase agreement” or the “purchase agreement”), by and among Fortress America Acquisition Corporation (referred to in this proxy as “FAAC”, we, us and our, unless the context requires otherwise), TSS, Vortech, Thomas P. Rosato and Gerard J. Gallagher as the members of TSS and Vortech (referred to in this proxy statement as the “selling members”), and Thomas P. Rosato, as the selling members’ representative. This summary may not contain all of the information that is important to you. Please carefully read this entire proxy statement as well as the additional documents to which it refers.

Business of the companies: TSS and Vortech are privately held companies that together provide a single source solution for highly technical mission-critical facilities such as data centers, operation centers, network facilities, server rooms, security operations centers, communications facilities and the infrastructure systems that are critical to their function. The companies’ services include technology consulting, engineering and design management, construction management, system installations, operations management, and facilities management and maintenance.

General description of the acquisition: The membership interest purchase agreement provides for our acquisition of all of the issued and outstanding membership interests of VTC and Vortech from their respective members, for closing date purchase consideration of up to $38.5 million (subject to certain working capital adjustments), consisting of $11.0 million in cash, the assumption of up to $161,000 of the companies’ debt, up to 3,205,128 shares of our common stock as reduced by the amount of any debt assumed by FAAC, and $10.0 million in two convertible promissory notes of $5.0 million each.

Of the up to 3,205,128 shares of our common stock to be issued at closing as purchase consideration,

•	576,559 shares shall be issued to certain employees of the companies under restricted stock grants;
•	67,825 shares shall be issued to Evergreen Capital LLC as partial payment of certain brokerage fees; and
•	2,560,744 shares (as reduced for the assumption of up to $161,000 of debt) shall be issued to the selling members of VTC and Vortech.

All 2,560,744 shares of our common stock issued to the selling members shall be subject to a lock-up agreement restricting the sale or transfer of those shares through July 13, 2008 and, in addition, shall be held in escrows maintained by an escrow agent (2,487,484 shares to be held in a general indemnity escrow and 73,260 shares to be held in a balance sheet escrow, all as described below). The 576,559 shares of our stock to be issued to certain employees of the companies as restricted stock grants will be subject to forfeiture if the receiving employee terminates his employment within three years of the closing of the acquisition, in which event the forfeited shares will be delivered to the selling members.

In addition, at the closing of the acquisition, we will enter into employment agreements with each of the selling members. Under these agreements, as described in more detail below, each selling member will be entitled to initial annual base compensation of $425,000, an annual bonus of up to 50% of his base compensation, and if during the period from the closing of the acquisition through July 13, 2008 the market price of our common stock reaches certain thresholds, up to $5.0 million in shares of our common stock. We refer to the potential issuance of additional shares under the employment agreements as the “share performance bonus”. For a more detailed discussion of the employment agreements, please see “Directors and Executive Officers of Fortress America Acquisition Corporation Following the Acquisition - Employment Agreements” on page __.

For a more detailed discussion of the structure of the acquisition, please see “The Purchase Agreement” on page __.

Escrow of a portion of the purchase consideration: Portions of the stock otherwise payable at closing to the selling members are being deposited into escrow accounts with an escrow agent as follows:

•	2,487,484 shares of our common stock to secure the selling members’ indemnification obligations; and
•	73,260 shares of our common stock to secure post-closing adjustments to the purchase price in our favor.

Please see “Escrow Agreements” on page __.

Convertible promissory notes. Each convertible promissory note bears interest at six percent per year and has a term of five years. Interest only is payable during the first two years of each note with principal payments commencing on the second anniversary of note and continuing throughout the balance of the term of the note in equal quarterly installments of $416,667. At any time after the sixth month following the closing of the acquisition, the notes are convertible by the selling members into shares of our common stock at a conversion price of $7.50 per share. At any time after the sixth month following the closing of the acquisition, the notes are automatically convertible if the average closing price of our common stock for 20 consecutive trading days equals or exceeds $7.50 per share.

Share performance bonus. Up to $5.0 million in additional shares of our common stock will be issuable to each selling member if during the period from the closing of the acquisition through July 13, 2008, certain share performance thresholds (alternative and not cumulative) set forth below are satisfied:

•
if the highest average share price of FAAC’s common stock during any 60 consecutive trading day period between the closing of the acquisition and July 13, 2008 exceeds $9.00 per share but is no more than $10.00 per share, the selling member will be entitled to $0.5 million worth of additional shares; or

•
if the highest average share price of FAAC’s common stock during any 60 consecutive trading day period between the closing of the acquisition and July 13, 2008 exceeds $10.00 per share but is no more than $12.00 per share, the selling member will be entitled to $1.5 million worth of additional shares; or

•
if the highest average share price of FAAC’s common stock during any 60 consecutive trading day period between the closing of the acquisition and July 13, 2008 exceeds $12.00 per share but is no more than $14.00 per share, the selling member will be entitled to $3.0 million worth of additional shares; or

•
if the highest average share price of FAAC’s common stock during any 60 consecutive trading day period between the closing of the acquisition and July 13, 2008 exceeds $14.00 per share, the selling member will be entitled to $5.0 million worth of additional shares.

Directors and Executive Officers Following the Acquisition: At the effective time of the acquisition, C. Thomas McMillen, who has served as our Chairman, and Harvey L. Weiss, who has served as our Chief Executive Officer, in each case since inception, will resign from those offices but remain as members of the board of directors. At that time, Harvey L. Weiss will become our Chairman; C. Thomas McMillen will become our Vice Chairman, Thomas P. Rosato will become our Chief Executive Officer and Gerard J. Gallagher will become our President and Chief Operating Officer.

Additional Proposals to be Voted Upon

In addition to voting on the acquisition, our stockholders will vote on proposals to amend and restate our Amended and Restated Certificate of Incorporation, to approve an incentive compensation plan, to elect a director to our board of directors and to approve any adjournments or postponements of the special meeting for the purpose of soliciting additional proxies. Please see “Approval of the Proposal to Amend and Restate Our Amended and Restated Certificate of Incorporation” on page __, “Approval of the 2006 Omnibus Incentive Compensation Plan” on page __, “Approval of the Election of a Nominee to Our Board of Directors” on page __ and “Approval of Proposal to Adjourn the Special Meeting” on page __.

QUESTIONS AND ANSWERS ABOUT THE ACQUISITION

Q. What is being voted on?

A.	There are five proposals that you are asked to vote on:

•	The first proposal is to approve the acquisition of TSS/Vortech and the other transactions contemplated in the purchase agreement.

•
The second proposal is to approve the amendment and restatement of our Amended and Restated Certificate of Incorporation to effect the name change of FAAC to Fortress International Group, Inc. and eliminate certain provisions that are applicable to us only prior to our completion of a business combination.

•	The third proposal is to approve our 2006 Omnibus Incentive Compensation Plan.

•	The fourth proposal is to elect David J. Mitchell to our board of directors.

•	The fifth proposal allows the adjournment or postponement of the special meeting to a later date if necessary to permit further solicitation of proxies.

Q.	Why is FAAC proposing the acquisition of TSS/Vortech?

A.
We were organized to effect a business combination with an operating business in the homeland security industry. Under the terms of our Amended and Restated Certificate of Incorporation, prior to completing a business combination, we must submit the transaction to our stockholders for approval. Having negotiated the terms of a business combination with TSS/Vortech, we are now submitting the transaction to stockholders for their approval.

TSS and Vortech are privately held companies that together provide a single source solution for highly technical mission-critical facilities such as data centers, operation centers, network facilities, server rooms, security operations centers, communications facilities and the infrastructure systems that are critical to their function. The companies’ services include technology consulting, engineering and design management, construction management, system installations, operations management, and facilities management and maintenance.

Our board of directors believes that:

•	TSS/Vortech provides a strong homeland security platform from which we can expand, organically and through future acquisitions, in the large and growing homeland security market;

•	TSS/Vortech has strong core competencies and service offerings that we can build upon;

•	TSS/Vortech’s management has substantial experience and is willing to remain with us post-acquisition and accept a significant portion of the purchase consideration in shares of our common stock;

•	TSS/Vortech’s business is currently profitable and not reliant for profits upon speculative business plans; and

•	the purchase price for TSS/Vortech is reasonable.

Q.	What will be FAAC’s strategy after the acquisition is completed?

A.
We plan to pursue a strategy for growth that includes both organic growth and acquisitions. We expect to achieve organic growth by increasing business development and sales activities utilizing TSS/Vortech’s Solutions Path, a process for program roll-outs that aligns projects requirements with TSS/Vortech’s capabilities. When involved in the initial planning stages of a facilities integration project, TSS/Vortech develops a comprehensive project Solutions Path that meets rigorous design and scheduling requirements for the timely delivery of high technology facilities that are critical to the customer’s continuous operations. The traditional TSS/Vortech approach to the market begins with the sale of consulting and planning services at the beginning of a project cycle, which allows TSS/Vortech to establish key customer relationships early on. TSS/Vortech seeks to use these consulting engagements at the early stages of a project to offer its follow on engineering and design, construction management, installation management and, upon the completion of a mission critical project, its facilities maintenance and services offerings. TSS/Vortech often finds that its on site presence results in additional contracts for adds-moves-changes, or AMCs. FAAC believes that increasing the number of TSS/Vortech’s sales and marketing persons will significantly improve its opportunities for each of its traditional services and result in organic growth.

We plan to focus the acquisition portion of our growth strategy on the acquisition of specialty engineering and information technology/networking consulting and system integration companies that focus on mission-critical facilities. There are many independent, unaffiliated boutique engineering firms that specialize in the planning and design of mission-critical facilities. These firms, which often have customers among the largest and most prestigious financial services firms, universities and health care institutions, e-commerce Internet companies, Internet service providers, manufacturers and other companies considered part of the country’s critical infrastructure, generally prepare designs but do not provide the engineering services and drawings needed to implement those designs. We plan to identify and acquire specialty engineering firms in up to ten high-potential geographic markets. With the comprehensive set of services available from TSS/Vortech, we expect that the acquisition of these engineering firms will significantly improve sales because TSS/Vortech would be a natural follow-on service provider for much of the initial engineering work provided by these businesses. We further expect this acquisition strategy to give the company a national foot print and increase the revenue and profit per employee. Another aspect of our acquisition strategy is to find and acquire businesses with Network Operation Center (NOC) capability, situational awareness, and command and control capability. We believe that these capabilities and services will enhance the ability of TSS/Vortech to sell and deliver facilities management services and will also increase capabilities for facility maintenance and growth services. Finally, we intend expand our international business in Europe, Asia and the Middle East through joint ventures and the acquisition of companies.

We believe these strategies will improve our revenue growth and allow us to achieve economies of scale that will enhance our profitability.

Q.	Who will manage the acquired company?

A.
Following the acquisition, TSS/Vortech will be managed by members of the existing management of TSS/Vortech, including Thomas P. Rosato, who will become our Chief Executive Officer, and Gerard J. Gallagher, who will become our President and Chief Operating Officer, and also by Harvey L. Weiss, who will become the Chairman of our Board of Directors, and C. Thomas McMillen, who will become the Vice Chairman of our Board of Directors. Mr. Rosato has more than 25 years of experience in operating and managing mission-critical service businesses and has overseen the building of more than $1 billion in projects. Mr. Gallagher has more than 25 years of experience in mission-critical fields, including nine years serving as the president of operating businesses in the industry. Mr. Weiss has over 35 years of experience in security-related fields and has over 10 years of experience serving as president or chief executive officer of operating businesses. Mr. McMillen has since 2003 served as the chief executive officer or chairman of companies focused on the homeland security industry and has over 18 years of experience in government, finance and mergers and acquisitions.

Q.	What is FAAC paying for TSS/Vortech and what are the selling members receiving?

A.
We have agreed to purchase all of the issued and outstanding membership interests of VTC, L.L.C. and Vortech, LLC for closing date consideration of up to $38.5 million (subject to certain working capital adjustments) consisting of up to $11.0 million in cash, the assumption of up to $161,000 of the companies’ debt, up to 3,205,128 shares of our common stock, as reduced by the amount of any debt assumed by FAAC, and $10.0 million in two convertible promissory notes of $5.0 million each.

In addition, at the closing of the acquisition, we will entered into employment agreements with each of the two selling members. Under these agreements, each selling member will be entitled to initial annual base compensation of $425,000, an annual bonus of up to 50% of his base compensation and, if during the period from the closing of the acquisition through July 13, 2008 the market price of our common stock reaches certain thresholds, up to $5.0 million in shares of our common stock.

The shares of our common stock to be delivered to the selling members will not be registered but will be the subject of a registration rights agreement entered into at the closing of the acquisition. See “Registration Rights Agreement”.

Q.	How much of FAAC will existing FAAC stockholders own after the acquisition?

A.
Immediately after the acquisition, if no FAAC stockholder demands that FAAC convert its shares into a pro rata portion of the trust account, existing FAAC’s stockholders will own approximately 61% of the outstanding common stock of FAAC. Existing FAAC stockholders would own less than that percentage of shares if one or more FAAC stockholders vote against the acquisition and demand conversion of their shares into a pro rata portion of the trust account. The ownership percentages of existing FAAC stockholders will also be reduced to the extent that the convertible notes are converted into shares and to the extent that contingent shares are issued to the TSS/Vortech stockholders pursuant to the terms of the purchase agreement.

Q.	What vote is required in order to approve the acquisition?

A.
Immediately after the acquisition, if no FAAC stockholder demands that FAAC convert its shares into a pro rata portion The acquisition does not require stockholder approval under Delaware law. However, under our Amended and Restated Certificate of Incorporation, the acquisition must be approved by a majority of the votes cast at the special meeting, in person or by proxy, in respect of shares of our common stock issued in our initial public offering or purchased in the aftermarket. Thus, votes in respect of shares issued other than in the public offering are not counted for this purpose. None of our directors or officers purchased shares in our initial public offering or in the aftermarket.

Q.	What will happen if I fail to vote or abstain from voting?

A.
Approval of the acquisition requires a majority of the votes actually cast by the holders of shares of our common stock issued in our initial public offering or purchased in the aftermarket (referred to in this proxy statement as “public stockholders”), Therefore, if you do not appear at the special meeting in person or by proxy, or if you abstain by appearing in person and not voting or by returning a proxy and not instructing how your shares should be voted by proxy on the acquisition, or if you shares are held in street name and you do not instruct your broker or bank how to vote, your shares will not be counted as being voted either “for” or “against” approval of the acquisition, and you will not have the right to convert your shares into a pro rata portion of the trust account. To exercise your conversion rights, you must have voted against the acquisition and affirmatively elect to convert your shares by checking the appropriate box, or directing your broker to check the appropriate box, on the proxy card and ensure that the proxy card is delivered prior to our special meeting. Additionally, you can convert your shares by voting against the acquisition at the special meeting and demanding that we convert your shares to cash.

Q.	Do I have the right to convert my shares into cash?

A.
If you hold shares of common stock issued in our initial public offering (including such shares purchased in the aftermarket), then you have the right to vote against the acquisition proposal and demand that we convert your shares of common stock into cash (conversion rights). If the acquisition is consummated, a demanding public stockholder that voted against the acquisition will receive cash equal to such public stockholder’s pro rata portion of the proceeds of our initial public offering that were placed into our trust account, including a pro rata portion of any interest earned on such funds through the date that is two business days prior to the closing of the acquisition. However, we will not proceed with the acquisition if public stockholders owning 20% or more of the shares sold in our initial public offering (1,560,000 or more of such shares) exercise such conversion rights.

Q.	If I have conversion rights, how do I exercise them?

A.
If you wish to exercise your conversion rights, you must vote against the acquisition and at the same time demand that we convert your shares into cash. If, notwithstanding your vote, the acquisition is consummated, then you will be entitled to receive your pro rata portion of the proceeds of our initial public offering that were placed into our trust account, including a pro rata portion of any interest earned on such funds through the date that is two business days prior to the closing of the acquisition. Based on the amount of cash held in the trust account at June 30, 2006, we estimate that you will be entitled to convert each share that you hold into approximately $5.58. If you exercise your conversion rights, then you will be exchanging your shares for cash and will no longer own these shares. You will only be entitled to receive cash for these shares if you continue to hold these shares through the closing date of the acquisition and then tender your stock certificate to us. If the acquisition is not completed, then your shares will not be converted to cash at this time.

Prior to exercising conversion rights, public stockholders should verify the market price of our common stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights. Our shares of common stock are listed on the Over the Counter Bulletin Board, or OTCBB, under the symbol FAAC.

Q.	What will I receive in the acquisition?

A.
If the acquisition is completed and you vote your shares for the acquisition, you will continue to hold the FAAC securities that you currently own. If the acquisition is completed but you have voted your shares against the acquisition and have elected to exercise your conversion rights, your FAAC shares will be cancelled and you will be entitled to receive your pro rata portion of the proceeds of our initial public offering that were placed into our trust account, including a pro rata portion of any interest earned on such funds through the date that is two business days prior to the closing of the acquisition.

Q. Will FAAC securities still be traded on the OTCBB after the acquisition is completed?

A. Yes. We intend to apply to have our common stock approved for listing on the NASDAQ Capital Market. If the listing on NASDAQ is not approved, we expect that our common stock will continue to be quoted on the OTCBB.

Q.	What happens to the funds deposited in the trust account after consummation of the acquisition?

A.
Upon consummation of the acquisition, any funds remaining in the trust account after payment of amounts, if any, to public stockholders exercising their conversion rights, will no longer be subject to the trust account and will be used to fund the acquisition, provide working capital, and fund future acquisitions, if any.

Q.	What will the structure of the company be after the acquisition?

A.	We will own all of the issued and outstanding membership interests of TSS/Vortech after closing of the acquisition.

Q.	What happens if the acquisition is not consummated?

A.
If the acquisition is not consummated, we will continue to search for an operating company to acquire. However, the trust account in which a substantial portion of the net proceeds of our initial public offering are held will be liquidated if we do not consummate a business combination by January 20, 2007. In any liquidation, the net proceeds of our initial public offering held in the trust account, plus any interest earned thereon, will be distributed pro rata to our public stockholders.

Q.	When do you expect the acquisition to be completed?

A.	It is currently anticipated that the acquisition will be completed, or closed, promptly following our special meeting on ____________ __, 2006.

Q.	Why is FAAC proposing to amend and restate its Amended and Restated Certificate of Incorporation?

A.
Article Fifth of our Amended and Restated Certificate of Incorporation is only applicable to us prior to our completion of a business combination. In the event that the acquisition is approved at the special meeting, Article Fifth will no longer be applicable to us. Therefore, we are proposing to eliminate Article Fifth and make certain other corrections and minor revisions to our Amended and Restated Certificate of Incorporation. In addition, we are changing our name to Fortress International Group, Inc.

Q.	What vote is required to adopt the amendment?

A.
The amendment must be approved by the affirmative vote of a majority of the shares of our common stock outstanding on the record date. The officers and directors of FAAC intend to vote all of their shares of common stock in favor of this proposal. If the acquisition is not approved, then the amendment will not be presented for approval.

Q.	Why is FAAC proposing to adopt the 2006 Omnibus Incentive Compensation Plan?

A.	We are proposing the incentive compensation plan to:

•	create incentives designed to motivate our employees and employees of our subsidiaries to significantly contribute toward our growth and profitability;

•
provide our executives, directors and other employees and persons who, by their position, ability and diligence are able to make important contributions to our growth and profitability, with an incentive to assist us in achieving our long-term corporate objectives; and

•	attract and retain qualified executives and other employees, and to provide such persons with an opportunity to acquire an equity interest in us.

Q: Why is FAAC proposing the adjournment proposal?

A.
If, prior to the special meeting, we do not receive sufficient votes to approve the acquisition, the amendment, the incentive compensation plan and/or the nomination, approval of the adjournment proposed will permit to adjourn the special meeting to solicit additional proxies.

Q: What vote is required to adopt the incentive compensation plan proposal and the adjournment proposal?

A.
The incentive compensation plan proposal and the adjournment proposal must be approved by the affirmative vote of the majority of the shares of our common stock present in person or represented by proxy at the special meeting and entitled to vote on such matters. The officers and directors of FAAC intend to vote all their shares of common stock in favor of these proposals. If the acquisition is not approved, then the incentive compensation plan proposal will not be presented for approval.

Q. What vote is required to elect David J. Mitchell to the board of directors?

A.
To be elected, a nominee must receive the affirmative vote of a plurality of the shares of our common stock present or represented by proxy at the special meeting and entitled to vote on the election of directors. The officers and directors of FAAC intend to vote all of their shares of common stock in favor of the election of David J. Mitchell to FAAC’s board of directors.

Q.	If I am not going to attend the special meeting in person, should I return my proxy card instead?

A.
Yes. After carefully reading and considering the information contained in this document, please fill out and sign your proxy card. Then return the enclosed proxy card in the return envelope as soon as possible, so that your shares may be represented at the special meeting.

Q.	What do I do if I want to change my vote?

A.	Send a later-dated, signed proxy card to our Secretary prior to the date of the special meeting or attend the special meeting in person, revoke your proxy and vote.

Q.	If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A.
No. Your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares, following the directions provided by your broker. To exercise your conversion rights, you must affirmatively elect to convert your shares by directing your broker to vote against the acquisition and check the appropriate box on the proxy card with respect to conversion and ensure that the proxy card is delivered prior to our special meeting.

Q.	What are the federal income tax consequences to the acquisition?

A.
Our common stockholders who do not exercise their conversion rights will continue to hold their common stock and as a result will not recognize any gain or loss from the acquisition. Common stockholders who exercise their conversion rights will recognize gain or loss to the extent that the amount received by such common stockholders upon conversion is greater than or less than, respectively, such stockholder’s tax basis in their shares. A stockholder’s tax basis in the shares generally will equal the cost of the shares. A stockholder that purchased our units will have to allocate the cost between the shares and the warrants of the units based on their relative fair market values at the time of the purchase. Assuming the shares are held as a capital asset, the gain or loss will be capital gain or loss and will be long-term capital gain or capital loss if such stockholder’s holding period in the shares is longer than one year.

Q.	Who will pay for this proxy solicitation?

A.
We have retained _______________ to aid in the solicitation of proxies. _______________ will receive a fee of approximately $_______, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by us. In addition, officers and directors may solicit proxies by mail, personal contact, letter, telephone, facsimile and other electronic means, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material that may be sent to stockholders in connection with this solicitation. We may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares of common stock.

Q.	Who can help answer my questions?

A.	If you have questions about the solicitation of proxies, you may contact __________________ at ________________________________.

SUMMARY OF THE PROXY STATEMENT

This summary presents material information contained in this proxy statement relating to:

•	our acquisition of TSS/Vortech;

•	amending and restating our Amended and Restated Certificate of Incorporation;

•	adopting the 2006 Omnibus Incentive Compensation Plan; and

•	electing one director for a three-year term expiring in 2009

This summary may not contain all of the information that is important to you. For a more complete description of the transactions contemplated by the purchase agreement, you should carefully read this entire proxy statement as well as the additional documents to which it refers. A copy of the purchase agreement is attached to this proxy statement as Annex A. For a more complete description of the amendment, the incentive compensation plan and the nomination, you should carefully read this entire proxy statement as well as the additional documents to which it refers. A copy of the Second Amended and Restated Certificate of Incorporation is attached to this proxy statement as Annex D. A copy of the 2006 Omnibus Incentive Compensation Plan is attached to this proxy statement as Annex E. We have included page references to pages in this proxy statement to direct you to a more complete description of the topics presented in this summary.

Special Meeting of Stockholders - See Page __

This proxy statement is being furnished to holders of our common stock for use at the special meeting, and at any adjournments or postponements of that meeting, in connection with the approval of the acquisition, the purchase agreement and the other transactions contemplated in the purchase agreement, the amendment, the incentive compensation plan and the nomination, as more fully described in this proxy statement. The special meeting will be held at 10:00 a.m., Eastern Time, on ________ __, 2006, at the offices of Squire, Sanders & Dempsey L.L.P. located at 8000 Towers Crescent Drive, 14th Floor, Tysons Corner, Virginia 22182.

Voting Power; Record Date - See Page __

You will be entitled to vote or direct votes to be cast at the special meeting if you owned shares of our common stock at the close of business on _________ __, 2006, which is the record date for the special meeting. You will have one vote for each share of our common stock you owned at the close of business on the record date. Our warrants do not have voting rights.

Voting Requirement for the Acquisition - See Page __

The acquisition does not require stockholder approval under Delaware law. However, under our Amended and Restated Certificate of Incorporation, the acquisition must be approved by a majority of the votes cast at the special meeting, in person or by proxy, in respect of shares of our common stock issued in our initial public offering or purchased in the aftermarket. Thus, votes in respect of shares issued other than in the public offering are not counted for this purpose. None of our directors or officers purchased shares in our initial public offering or in the aftermarket.

Even if the acquisition is approved by the required stockholder vote, we will not proceed with the acquisition if public stockholders owning 20% or more of the shares sold in our initial public offering (1,560,000 or more of such shares) exercise their conversion rights.

Conversion Rights - See Page ___

As provided in our Amended and Restated Certificate of Incorporation, public stockholders have the right to vote against the acquisition and demand that we convert their shares of common stock into cash (referred to in this proxy statements as “conversion rights”). If the acquisition is consummated, a demanding public stockholder that voted against the acquisition will receive cash equal to such public stockholder’s pro rata portion of the trust account in which the net proceeds of our initial public offering are held, including a pro rata portion of any interest earned on such funds through the date that is two business days prior to the closing of the acquisition. However, we will not proceed with the acquisition if public stockholders owning 20% or more of the shares of common stock sold in our initial public offering (1,560,000 or more of such shares) exercise such conversion rights. Based on the amount of cash held in the trust account at June 30, 2006, we estimate that you will be entitled to convert each share of common stock that you hold into approximately $5.58. If you exercise your conversion rights, then you will be exchanging your shares of our common stock for cash and will no longer own those shares. You will only be entitled to receive cash for these shares if you continue to hold these shares through the closing date of the acquisition and then tender your stock certificate to us. If the acquisition is not completed, then these shares will not be converted into cash. A stockholder who exercises conversion rights will continue to own any warrants to acquire our common stock owned by such stockholder, as such warrants will remain outstanding and unaffected by the exercise of conversion rights.

No Appraisal or Dissenters Rights - See Page __

No appraisal or dissenters rights are available under the Delaware General Corporation Law for our stockholders in connection with the acquisition.

Amendment Proposal - See Page ___

We are proposing to amend and restate our Amended and Restated Certificate of Incorporation, upon consummation of the acquisition, to change our name from “Fortress America Acquisition Corporation” to “Fortress International Group, Inc.” and to eliminate certain provisions that are only applicable to us prior to our completion of a business combination. As a result of the amendment, after the completion of the acquisition, our name will be “Fortress International Group, Inc.” and Article Fifth of our Amended and Restated Certificate of Incorporation will be deleted. The Amended and Restated Certificate of Incorporation is attached to this proxy statement as Annex D. If the acquisition is not approved, then the amendment proposal will not be presented for approval.

Voting Requirement for the Amendment Proposal - See Page ___

The amendment must be approved by the affirmative vote of the majority of shares of our common stock outstanding on the record date.

Incentive Compensation Plan Proposal - See Page ___

The incentive compensation plan reserves 2,100,000 shares of our common stock (of which 576,559 shares are to be issued to certain employees of TSS/Vortech at the closing) for issuance in accordance with the plan’s terms. The purpose of the plan is:

•	to create incentives designed to motivate our employees, and employees of our subsidiaries, to significantly contribute toward our growth and profitability;

•
to provide our executives, directors and other employees and persons who, by their position, ability and diligence are able to make important contributions to our growth and profitability, with an incentive to assist us in achieving our long-term corporate objectives; and

•	to attract and retain qualified executives and other employees, and to provide such persons with an opportunity to acquire an equity interest in us.

After the closing date grants to TSS/Vortech employees, 1,523,441 shares of our common stock, or approximately 12% of the shares expected to then be outstanding, will be available for future grants under the incentive compensation plan. The plan is attached to this proxy statement as Annex E. If the acquisition is not approved, then the incentive compensation plan proposal will not be presented for approval.

Voting Requirement for the Incentive Compensation Plan Proposal - See Page __

The incentive compensation plan must be approved by the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the special meeting and entitled to vote on such matter.

Nomination Proposal - See Page ___

Our board of directors is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected in each year. The term of office of the first class of directors, consisting of David J. Mitchell, is expiring at the special meeting. Our board of directors has unanimously approved the nomination of David J. Mitchell as a member of our board of directors to serve a three-year term expiring in 2009.

Voting Requirement for the Nomination Proposal - See Page __

To be elected as a director, a nominee must receive the affirmative vote of a plurality of the shares of our common stock present in person or represented by proxy at the special meeting and entitled to vote on the election of directors.

Adjournment Proposal - See Page __

In the event there are not sufficient votes at the time of the special meeting to approve the acquisition proposal, the amendment proposal, the incentive compensation plan proposal or the nomination proposal, our board of directors may submit a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies.

Vote Requirement for the Adjournment Proposal - See Page __

The adjournment proposal must be approved by the affirmative vote of a majority of shares of our common stock present in person or represented by proxy at the special meeting and entitled to vote on such matter.

Our Board of Directors’ Recommendation - See Page __

After careful consideration, our board of directors has unanimously approved the acquisition, the purchase agreement and the other transactions contemplated by the purchase agreement, and has determined that the acquisition is in our best interest and in the best interests of our stockholders. Our board of directors has also unanimously approved the amendment and the incentive compensation plan, and has approved the nomination of David J. Mitchell as a member of our board of directors. Our board of directors unanimously recommends that you vote or give instruction to vote “FOR” the approval of the acquisition, the purchase agreement and the other transactions contemplated by the purchase agreement, the amendment, the incentive compensation plan, and the nomination.

General Description of the Acquisition - See Page __

At the special meeting, our stockholders will be asked to approve our acquisition of TSS/Vortech pursuant to the purchase agreement. The purchase agreement provides for our acquisition of all of the issued and outstanding membership interests of VTC, L.L.C. and Vortech, LLC.

At closing, the purchase price for all the issued and outstanding membership interest of the companies is up to $38.5 million (subject to certain working capital adjustments), payable as follows:

•	$11.0 million in cash;

•	up to 3,205,128 shares of FAAC common stock at closing, of which:

o
576,559 shares shall be issued to certain employees of the companies under restricted stock grants (subject to forfeiture if the receiving employee terminates his employment within three years of the closing, in which event the forfeited shares shall be re-issued to the selling members);

o	67,825 shares shall be issued to Evergreen Capital LLC as partial payment of certain brokerage fees; and

o
2,560,744 shares (as reduced for the assumption of up to $161,000 of debt) shall be issued to the selling members of VTC and Vortech as consideration for their respective membership interests in the companies;

•	the assumption by FAAC of up to $161,000 in debt; and

•	$10.0 million in two convertible promissory notes of $5.0 million each.

The share consideration is subject to a working capital purchase price adjustment. See “The Purchase Agreement - Working Capital-Purchase Price Adjustment”.

At the closing of the acquisition, a total of 2,560,744 shares of FAAC common stock will be transferred to an escrow agent to secure any post-closing adjustment in the purchase price in FAAC’s favor and to secure the indemnification obligations of the companies and the selling members.

In addition, at the closing of the acquisition, we will enter into employment agreements with each of the selling members. Under these agreements, each selling member will be entitled to initial annual base compensation of $425,000, an annual bonus of up to 50% of his base compensation, and if during the period from the closing of the acquisition through July 13, 2008 the market price of our common stock reaches certain thresholds, up to $5.0 million in shares of our common stock. We refer to the potential issuance of additional shares under the employment agreements as the “share performance bonus”. For a more detailed discussion of the employment agreements, please see “Directors and Executive Officers of Fortress America Acquisition Corporation Following the Acquisition - Employment Agreements” on page __.

The shares of our common stock to be delivered pursuant to the arrangements described above will not be registered but will be the subject of a registration rights agreement entered into at the closing of the acquisition. See “Registration Rights Agreement”.

Conditions to the Completion of the Acquisition - See Page __

Our obligations and those of the companies and their members are subject to certain customary closing conditions, including the following:

•	no order or injunction enjoining the acquisition;

•	no statute, rule, order or decree shall have been enacted or promulgated which would prohibit the acquisition or limit the ownership of the companies;

•	receipt of certain consents;

•	entering into the escrow agreements; and

•	no litigation regarding the acquisition shall be pending or threatened.

Termination - See Page __

The membership interest purchase agreement may be terminated prior to the closing of the acquisition, as follows:

•	at any time, by mutual written agreement;

•
at any time after January 20, 2007, by either the selling members or us if the closing shall not have occurred for any reason other than a breach of the membership interest purchase agreement by the terminating party;

•
by us, if there is a material breach of any agreement, representation or warranty by the selling members under the membership interest purchase agreement that renders the satisfaction of any condition to our obligations impossible and such breach is not waived by us;

•
by the selling members, if there is a material breach by us of any agreement, representation or warranty under the membership interest purchase agreement that renders the satisfaction of any condition to the obligations of the selling members impossible and such breach is not waived by the selling members; and

•	by either us or the selling members if a court of competent jurisdiction permanently restrains or prohibits the acquisition.

Interests of Our Directors and Officers in the Acquisition - See Page __

When you consider the recommendation of our board of directors that you vote to approve the acquisition, you should keep in mind that certain of our executive officers and members of our board of directors, and certain of their affiliates and associates, have interests in the acquisition that are different from, or in addition to, your interest as a stockholder. These interests include, among other things:

•
If the acquisition is not approved and we fail to consummate an alternative transaction within the time allotted pursuant to our Amended and Restated Certificate of Incorporation and we are therefore required to liquidate, the shares of common stock beneficially owned by our executive officers and directors and their affiliates and associates that were acquired prior to our initial public offering may be worthless because no portion of the net proceeds of our initial public offering that may be distributed upon our liquidation will be allocated to such shares. These shares collectively have a market value of $9,163,000 based on our share price of $5.39 as of June 30, 2006. However, the 1,700,000 shares acquired prior to our initial public offering by these individuals cannot be sold prior to July 13, 2008, during which time the value of the shares may increase or decrease. Similarly, the warrants to purchase our common stock held by our executive officers and directors and their affiliates and associates, with an aggregate market value of $300,000 as of June 30, 2006, may become worthless if the acquisition is not approved and we fail to consummate an alternative transaction within the time allotted pursuant to our Amended and Restated Certificate of Incorporation.

•
After the completion of the acquisition, it is expected that our directors will continue to serve on our board of directors and Harvey L. Weiss will serve as Chairman and C. Thomas McMillen as our Vice Chairman. In addition, each of our directors, will, following the acquisition, be compensated in such manner, and in such amounts, as our board of directors may determine to be appropriate. Moreover, Mr. Weiss is expected to enter into an employment agreement with us providing for initial base compensation of $200,000 per year, and a company controlled by Mr. McMillen is expected to enter into a consulting agreement with us providing for initial base consideration of $200,000 per year. See the description of these agreements under “Directors and Executive Officers of Fortress America Acquisition Corporation Following the Acquisition - Employment Agreements” below.

Voting Agreement

In connection with and pursuant to the purchase agreement, FAAC, the selling members, and Messrs. McMillen and Weiss agreed to enter into a voting agreement on or prior to the closing date of the acquisition.   The voting agreement terminates immediately following the re-election of directors at FAAC’s 2008 annual meeting.

In the voting agreement, the selling members and Messrs. McMillen and Weiss agree to vote their shares in favor of the following with respect to the election of directors:

•
the selling members will have the right to propose the nomination of four nominees to our board of directors, two of whom must constitute “independent directors” within the meaning of NASDAQ rules, provided that at least one such “independent director” is approved by members of the board of directors that are not so nominated by the selling members; and

•
the members of the board of directors who are not nominated by the selling members shall have the right to designate five members of the board of directors, three of whom must constitute “independent directors” within the meaning of NASDAQ rules, provided that at least one such “independent director” must be approved by the selling members.

In the voting agreement, the selling members and Messrs. McMillen and Weiss also agree to vote their shares to elect a to be agreed upon list of members of FAAC’s board of directors.  While any director may be removed from the board of directors in the manner allowed by law and FAAC’s governing documents, both the selling members and Messrs. McMillen and Weiss have agreed not to vote their shares for the removal of the other group’s designees absent written approval of such group.

In the voting agreement, the selling members and Messrs. McMillen and Weiss agree to vote their shares, to the extent applicable, in favor of electing the following individuals to the following offices:

Harvey L. Weiss	Chairman of the Board of Directors
C. Thomas McMillen	Vice Chairman of the Board of Directors
Thomas P. Rosato	Chief Executive Officer
Gerard J. Gallagher	President/Chief Operating Officer

United States Federal Income Tax Consequences of the Acquisition - See Page ___

Our common stockholders who do not exercise their conversion rights will continue to hold their common stock and as a result will not recognize any gain or loss from the acquisition.

Common stockholders who exercise their conversion rights will recognize gain or loss to the extent that the amount received by such common stockholders upon conversion is greater than or less than, respectively, such stockholder’s tax basis in their shares. A stockholder’s tax basis in the shares generally will equal the cost of the shares. A stockholder that purchased our units will have to allocate the cost between the shares and the warrants of the units based on their relative fair market values at the time of the purchase. Assuming the shares are held as a capital asset, the gain or loss will be capital gain or loss and will be long-term capital gain or loss if such stockholder’s holding period in the shares is longer than one year.

Regulatory Matters - See Page __

The acquisition and the transactions contemplated by the purchase agreement are not subject to any federal, state or provincial regulatory requirement or approval.

SELECTED HISTORICAL AND PRO FORMA COMBINED FINANCIAL INFORMATION

We are providing the following selected financial information to assist in your analysis of the financial aspects of the acquisition. TSS/Vortech’s combined statements of operations data as of December 31, 2003, 2004 and 2005, and the combined balance sheet data for the years then ended, are derived from TSS/Vortech’s combined financial statements audited by McGladrey & Pullen, LLP, an independent registered public accounting firm, included elsewhere in this proxy statement, and from the unaudited financial statements as of and for the three-month periods ended March 31, 2005 and 2006.

The FAAC historical financial data as of December 31, 2004 and for the period from December 20, 2004 (date of inception) through December 31, 2004 and as of December 31, 2005 and for the year then ended are derived from the FAAC financial statements audited by Goldstein Golub Kessler LLP, independent registered public accountants, included elsewhere in this proxy statement, and from the unaudited financial statements as of and for the three-month period ended March 31, 2006.

The selected financial information of TSS/Vortech and FAAC is only a summary and should be read in conjunction with each company’s historical combined financial statements and related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained elsewhere herein. The historical results included below and elsewhere in this proxy statement may not be indicative of the future performance of TSS/Vortech, FAAC or the combined company resulting from the acquisition.

TSS/Vortech’s Selected Historical Combined Financial Data
(in thousands)

	Years Ended December 31,			Three Months Ended March 31,
	2005	2004	2003	2006	2005
				(unaudited)
Combined Statements of Operations Data:
Earned revenues	$58,632	$21,303	$12,331	$16,280	$9,655
Cost of earned revenues	50,057	15,769	8,393	13,212	8,399

Gross margin	8,575	5,534	3,938	3,068	1,256
Operating costs	5,648	4,515	2,132	1,652	1,176

Operating income (loss)	2,927	1,019	1,806	1,416	80
Interest expense, net	35	29	4	5	9

Income (loss) before provision for income tax	2,892	990	1,802	1,411	71
Income tax expense
Net income (loss)	$2,892	$990	$1,802	$1,411	$71

	As of December 31,			As of March 31,
	2005	2004	2003	2006
Combined Balance Sheet Data:				(unaudited)
Cash and cash equivalents	$1,737	$1,503	$1,072	$6,102
Contract and other receivables, net	11,137	2,669	3,593	6,541
Other current assets	623	988	219	1,266
Total assets	14,449	5,838	5,448	14,848
Current liabilities	11,219	4,835	4,005	10,548
Total long-term debt and capital lease obligations, net of current maturities	161	370	167	142
Members’ equity (divisional equity in 2004)	$2,942	$609	$1,276	$4,029

FAAC’s Selected Historical Financial Information

	For the Period From December 20, 2004 (inception) to December 31, 2004	Year Ended December 31, 2005	Three Months Ended March 31, 2006
			(unaudited)
Revenue	$-	$525,430	$361,561
Interest income	$-	$525,430	$361,561
Net income	$(1,056)	$131,542	$122,337
Net income per share - Basic	$(.00)	$.03	$.01

	As of December 31, 2004	As of December 31, 2005	As of March 31, 2006 (unaudited)

Total assets (including U.S.
government securities deposited
in Trust Fund)	$37,500	$43,778,513	$44,162,741
Common stock subject to possible conversion	-	$8,388,604	$8,388,604
Stockholders’ equity	$23,944	$34,950,503	$35,072,840

Selected Unaudited Pro Forma Combined Financial Information of TSS/Vortech and FAAC

The following selected unaudited pro forma condensed combined balance sheet combines our historical balance sheets and those of TSS/Vortech as of March 31, 2006, giving effect to the transactions described in the purchase agreement as if they had occurred on March 31, 2006. The following selected unaudited pro forma condensed combined statements of operations combine (i) our historical statement of operations for the 12 months ended December 31, 2005 with those of TSS/Vortech and (ii) our historical statement of operations for the three months ended March 31, 2006 with those of TSS/Vortech, in each case giving effect to the acquisition as if it had occurred on January 1, 2005. The following selected unaudited pro forma condensed combined financial information is intended to provide you with a picture of what our business might have looked like had the acquisition been completed on or as of the dates specified above. The combined financial information may have been different had the acquisition actually been completed on or as of those dates. You should not rely on the selected unaudited pro forma condensed combined financial information as being indicative of the historical results that would have occurred had the acquisition occurred or the future results that may be achieved after the acquisition. The following selected unaudited pro forma condensed combined financial information has been derived from, and should be read in conjunction with, the Unaudited Pro Forma Condensed Consolidated Financial Statements and related notes thereto starting on page ____.

Unaudited Pro Forma Condensed Combined Balance Sheet

	At March 31, 2006
	Assuming No Conversions (1)	Assuming Maximum Conversions (2)
Current assets	$44,493,497	$35,888,244
Non-current assets	37,644,261	37,644,261
Current liabilities	10,959,665	10,959,665
Non-current liabilities	10,161,000	10,161,000
Stockholders’ equity	$61,017,093	$52,411,840

Unaudited Pro Forma Condensed Combined Statement of Operations

	At December 31, 2005		At March 31, 2006
	Assuming No Conversions	Assuming Maximum Conversions	Assuming No Conversions	Assuming Maximum Conversions
	(1)	(2)	(1)	(2)
Revenues	$58,632,293	$58,632,293	$16,280,322	$16,280,322
Cost of earned revenues	46,620,829	46,620,829	13,211,827	13,211,827
Gross margin	12,011,464	12,011,464	3,068,495	3,068,495
Operating costs	(7,640,687)	(7,640,687)	(2,350,663)	(2,350,663)
Interest (expense) income and other income	(151,717)	(246,366)	178,261	112,590
Income before income tax	4,219,060	4,124,411	896,093	830,422
Income tax	(1,687,624)	(1,649,764)	(358,437)	(332,169)
Income	$2,531,436	$2,474,647	$537,656	$498,253

(1)	Assumes that no FAAC stockholder seeks conversion of FAAC stock into a pro rata share of the trust account.
(2)	Assumes that 1,560,000 shares of FAAC common stock were converted into a pro rata share of the trust account.

FAAC PER SHARE DATA

The following table sets forth our selected historical per share information and that of TSS/Vortech and unaudited pro forma consolidated per share information as of and for the year and three months ended December 31, 2005 and March 31, 2006, respectively, giving effect to the acquisition as if it had occurred on January 1, 2005. We are providing this information to aid you in your analysis of the financial aspects of the acquisition. The unaudited pro forma consolidated share information should be read in conjunction with our historical financial statements and those of TSS/Vortech and the related notes thereto included elsewhere in this proxy statement. The historical per share information is derived from financial statements of TSS/Vortech.

	As of and For the Year Ended December 31, 2005			As of and For the Three Months Ended March 31, 2006
	TSS/ Vortech	FAAC	Combined Company	TSS/ Vortech	FAAC	Combined Company
Weighted average number of
shares of common stock
outstanding
Actual:
Basic	-	5,107,534	-	-	9,550,000	-
Diluted	-	5,107,534	-	-	9,550,000	-
Pro forma:
Assuming no conversions
Basic	-	-	12,725,641	-	-	12,725,641
Diluted	-	-	13,091,266	-	-	13,907,896
Assuming maximum conversions
Basic	-		11,166,421	-	-	11,166,421
Diluted	-		11,532,046	-	-	12,348,676

Book value - historical at
March 31, 2006				$4,029,262	$35,072,840	$39,102,102
Book value - pro forma at
March 31, 2006 (1)
Assuming no conversions				$4,029,262	$35,072,840	$61,017,093
Assuming maximum conversions				$4,029,262	$35,072,840	$52,411,840
Book value per share - pro
forma March 31, 2006
Assuming no conversions
Basic				-	$2.76	$4.79
Diluted				-	$2.68	$4.39
Assuming maximum
conversions
Basic				-	$3.14	$4.69
Diluted				-	$3.04	$4.24

(1) Includes goodwill of $36,594,270.

MARKET PRICE INFORMATION FOR FAAC

The shares of our common stock, warrants and units are currently quoted on the Over-the-Counter Bulletin Board, or OTCBB, under the symbols “FAAC,” “FAACW” and “FAACU,” respectively. On June 5, 2006, the last day for which information was available prior to the date of the public announcement of the proposed acquisition, the last quoted sale prices of FAAC, FAACW and FAACU were $5.39, $0.58 and $6.665, respectively. Each of our units consists of one share of our common stock and two redeemable common stock purchase warrants.

There is no established public trading market for the shares of common stock of TSS/Vortech.

The following table sets forth, for the calendar quarter indicated, the quarterly high and low bid information of our common stock, warrants and units as reported on the OTCBB. The quotations listed below reflect interdealer prices, without retail markup, markdown or commission and may not necessarily represent actual transactions:

Quarter Ended	Common Stock (FAAC)		Warrants (FAACW)		Units (FAACU)
	High	Low	High	Low	High	Low

December 31, 2005	$5.24	$5.02	$0.51	$0.40	$6.10	$5.76

March 31, 2006	$5.60	$5.22	$0.78	$0.36	$7.15	$5.95

June 30, 2006	$5.57	$5.37	$0.83	$0.49	$7.20	$6.25

FORWARD-LOOKING STATEMENTS

This proxy statement includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements can be identified by the use of forward-looking terminology, including the words “believes,” “estimates,” “anticipates,” “expects,” “intends,” “may,” “will” or “should,” or, in each case, their negative or other variations or comparable terminology. Such statements include, but are not limited to, any statements relating to our ability to consummate the acquisition or other business combination and any other statements that are not historical facts. These statements are based on management’s current expectations, but actual results may differ materially due to various factors, including, but not limited to:

•	our being a development stage company with no operating history;

•	risks that the acquisition of TSS/Vortech may not be completed due to failure of the conditions to closing of the acquisition being satisfied or other factors;

•	our personnel allocating their time to other businesses and potentially having conflicts of interest with our business and the acquisition;

•	the ownership of our securities being concentrated;

•	TSS/Vortech’s reliance on a single customer for a majority of its revenues;

•	TSS/Vortech’s backlog is declining and may not be replaced;

•	risks associated with the homeland security sector; and

•	those other risks and uncertainties detailed under the heading “Risk Factors” beginning on page __.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and developments in the industry in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this proxy statement. In addition, even if our results of operations, financial condition and liquidity, and developments in the industry in which we operate, are consistent with the forward-looking statements contained in this proxy statement, those results or developments may not be indicative of results or developments in subsequent periods.

These forward-looking statements are subject to numerous risks, uncertainties and assumptions about us. The forward-looking events we discuss in this proxy statement speak only as of the date of the proxy statement and might not occur in light of these risks, uncertainties and assumptions.

RISK FACTORS

You should carefully consider the following risk factors, together with all of the other information included in this document, before you decide whether to vote or instruct your vote to be cast to approve the acquisition. As our operations will be those of TSS/Vortech upon completion of the acquisition, the risk factors that relate to the business and operations of TSS/Vortech also apply to us as the successor to TSS/Vortech’s business.

Risks Related to the Acquisition of TSS/Vortech

We may not be able to consummate the acquisition, or another business combination, within the required time frame, in which case we would be forced to liquidate.

We must complete a business combination with a fair market value of at least 80% of our net assets at the time of acquisition by January 20, 2007. If we fail to consummate the acquisition within the required time frame, we will be forced to liquidate our assets.

If we are forced to liquidate before a business combination, our public stockholders will receive less than $6.00 per share upon distribution of the trust account, and our warrants will expire worthless.

If we are unable to complete the acquisition or another business combination and are forced to liquidate our assets, the per share liquidation value will be less than $6.00 because of the expenses related to our initial public offering, our general and administrative expenses and the costs of performing due diligence for the acquisition, negotiating the purchase agreement and otherwise seeking a business combination. Furthermore, the warrants will expire worthless if we liquidate before the completion of a business combination.

Certain of our key personnel may join us following the acquisition and may be unfamiliar with the requirements of operating a public company, which may adversely affect our operations, including significantly reducing our revenues and net income, if any.

Our ability to successfully effect the acquisition of TSS/Vortech will be completely dependent upon the efforts of our key personnel, and after the consummation of the acquisition, our current senior executives will take a substantially reduced role with us, will be actively engaged in other business matters outside of FAAC, and will only work on FAAC-related matters on a part-time basis. Upon the completion of the acquisition, our current Chairman of the Board, C. Thomas McMillen, will resign, and our current Chief Executive Officer, President and Secretary, Harvey L. Weiss, will resign from those positions and will become Chairman of the Board. Thomas P. Rosato will become our Chief Executive Officer, and Gerard J. Gallagher will become our President and Chief Operating Officer. Neither Mr. Rosato nor Mr. Gallagher have significant public company experience and are unfamiliar with the unique requirements of operating a public company under U.S. securities laws. In addition, we do not currently have a Chief Financial Officer. Although we are currently engaged in a search for a Chief Financial Officer, we do not know when we will find a qualified candidate or whether the individual we hire will have public company experience. Accordingly, we could be required to expend significant resources to assist the new management team with regulatory and stockholder relations issues, which could be expensive and time-consuming and could lead to various regulatory issues that may adversely affect our operations, including significantly reducing our revenues and net income, if any.

We expect to incur significant costs associated with the acquisition, whether or not the acquisition is completed, which costs will significantly reduce the amount of cash available to be used to consummate a business combination.

We expect to incur significant costs associated with the acquisition, whether or not the acquisition is completed. By incurring these costs, we will significantly reduce the amount of cash available to be used for consummating a business combination.

As a result of the acquisition, our stockholders will be solely dependent on a single business.

As a result of the acquisition, our stockholders will be solely dependent upon the performance of TSS/Vortech. TSS/Vortech will remain subject to a number of risks that relate generally to the homeland security and mission critical information technology, or IT, industries and other risks. See “Risk Factors - Risks Related to our Business and Operations Following the Acquisition.”

If the acquisition’s benefits do not meet the expectations of financial or industry analysts, the market price of our common stock may decline.

The market price of our common stock may decline as a result of the acquisition if:

•	we do not achieve the perceived benefits of the acquisition as rapidly as, or to the extent anticipated by, financial or industry analysts; or

•	the effect of the acquisition on our financial results is not consistent with the expectations of financial or industry analysts.

Accordingly, investors may experience a loss as a result of a decreasing stock price.

Our directors may have certain conflicts in determining to recommend the acquisition of TSS/Vortech since certain of their interests, and certain interests of their affiliates and associates, are different from, or in addition to, your interests as a stockholder.

Although none of our directors is an investor or potential investor in TSS or Vortech, members of our board of directors have interests in and arising from the acquisition of TSS/Vortech that are different from, or in addition to, your interests as a stockholder which could result in a real or perceived conflict of interest. These interests include the fact that certain of the shares of common stock owned by them, or their affiliates and associates, would become worthless if the acquisition is not approved and we otherwise fail to consummate a business combination prior to our liquidation date. Such shares, as of June 30, 2006, had a market value of approximately $9,163,000. Similarly, the warrants owned by such directors, affiliates and associates to purchase 600,000 shares of common stock, with an aggregate market value of $300,000 as of June 30, 2006, would expire worthless. If the acquisition is approved, Messrs. McMillen and Weiss will continue to serve as members of our board of directors after the acquisition, and will be compensated for such services.

We plan to issue shares of our common stock to complete the acquisition of TSS/Vortech, which will reduce the equity interest of our stockholders.

Our Amended and Restated Certificate of Incorporation authorizes the issuance of up to 50.0 million shares of common stock, par value $0.0001 per share, and 1.0 million shares of preferred stock, par value $0.0001 per share. We currently have 22,750,000 authorized but unissued shares of our common stock available for issuance (after appropriate reservation for the issuance of shares upon full exercise of our outstanding warrants and the unit purchase option granted to Sunrise Securities Corp., the representative of our underwriters in our initial public offering) and all of the 1.0 million shares of preferred stock available for issuance. As set forth in the purchase agreement, the selling members will receive a portion of the purchase price for the acquisition in shares of our common stock. The selling members will receive an aggregate of 2,560,744 shares of our common stock on the closing date (as reduced for the assumption of up to $161,000 of debt), an aggregate of 576,559 shares of our common stock will be issued to key employees of TSS/Vortech on the closing date, 67,825 shares of our common stock will be issued to Evergreen Capital LLC on the closing date, the $10.0 million in convertible promissory notes delivered by us at the closing of the acquisition will be convertible into shares of our common stock, and the selling members may receive up to an aggregate of $10.0 million in shares of our stock in the future under the terms of their employment agreements. The issuance of such shares will reduce the equity interest of our stockholders on a pro rata basis.

If our initial stockholders and the selling members exercise their registration rights, or if our existing warrant holders exercise their warrants or Sunrise Securities Corp. exercises an option it holds, it may have an adverse effect on the market price of our common stock.

Our initial stockholders are entitled to demand that we register the resale of their shares of common stock in certain circumstances. If our initial stockholders exercise their registration rights with respect to all of their shares of common stock, then there will be an additional 1,750,000 shares of common stock eligible for trading in the public market. We have also granted registration rights to the selling members, who will receive at least 2,560,744 shares of our common stock upon closing of the acquisition pursuant to the purchase agreement. In addition, there are outstanding warrants to purchase an aggregate of 15,600,000 shares of common stock at a price of $5.00 per share and we have sold to Sunrise Securities Corp., the representative of the underwriters in our initial public offering, an option to purchase up to a total of 700,000 units, each comprised of one share of our common stock and two warrants. Each warrant covered by the unit purchase option granted to Sunrise Securities Corp. entitles the holder to purchase one share of our common stock at a price of $6.25 per share. The purchase option and its underlying securities were registered in the registration statement declared effective for our initial public offering and, in addition, the option grants to holders demand and “piggy back” registration rights. The presence of this additional number of shares of common stock eligible for trading in the public market may have an adverse effect on the market price of our common stock.

Voting control by our executive officers, directors and other affiliates may limit your ability to influence the outcome of director elections and other matters requiring stockholder approval.

Upon consummation of the merger, persons who are parties to the voting agreement (Messrs. McMillen, Weiss, Gallagher and Rosato) will own approximately 29.1% of our voting stock. Moreover, this concentration will increase if additional shares are issued under the employment agreements to be entered into with the selling members or upon conversion of the convertible promissory notes delivered to the selling members at closing. These persons have made certain agreements to vote for each other’s designees to our board of directors through director elections in 2008. Accordingly, they will be able to significantly influence the election of directors and, therefore, our policies and direction during the term of the voting agreement. This concentration of ownership and the voting agreement could have the effect of delaying or preventing a change in our control or discouraging a potential acquirer from attempting to obtain control of us, which in turn could have a material adverse effect on the market price of our common stock or prevent our stockholders from realizing a premium over the market price for their shares of common stock.

After the acquisition, actual or potential conflicts of interest are likely to develop between us and the selling members.

The selling members will, after the closing of the acquisition, continue to own significant businesses other than TSS/Vortech and that are not owned or controlled by TSS/Vortech. As described below under “Certain Relationships and Related Transactions”, we will have an ongoing business relationship with certain of these businesses of the selling members. This will likely create actual or potential conflicts of interest between the selling members, who will be executive officers and members of our board of directors and thus in a position to influence corporate decisions, and us.

If we are unable to obtain a listing of our securities on NASDAQ or any stock exchange, it may be more difficult for our stockholders to sell their securities.

Our units, common stock and warrants are currently traded in the over-the-counter market and quoted on the OTCBB. We intend to apply for listing on NASDAQ. Generally, NASDAQ requires that a company applying for listing on the NASDAQ Capital Market have stockholders’ equity of not less than $5.0 million or a market value of listed securities of $50 million or net income from continuing operations of not less than $750,000, at least 1.0 million publicly held shares, and a minimum bid price of $4.00 with over 300 round lot stockholders. There is no assurance that such listing will be obtained and listing is not a condition to closing the merger. If we are unable to obtain a listing or approval of trading of our securities on NASDAQ, then it may be more difficult for stockholders to sell their securities.

Risks Related to Our Business and Operations Following the Acquisition

TSS/Vortech derives a significant portion of its revenues from a limited number of customers.

TSS/Vortech has derived, and we believe TSS/Vortech will continue to derive, a significant portion of its revenues from a limited number of customers. To the extent that any significant customer uses less of TSS/Vortech’s services or terminates its relationship with TSS/Vortech, TSS/Vortech’s revenues could decline significantly, which would have an adverse effect on TSS/Vortech’s financial condition and results of operations. For the year ended December 31, 2005, TSS/Vortech had one customer that comprised approximately 78% of its revenues, and its 10 largest customers accounted for approximately 94.6% of its total revenues.

TSS/Vortech’s backlog is declining and may not be replaced.

TSS/Vortech’s backlog is comprised of the uncompleted portion of services to be performed under job-specific contracts. TSS/Vortech’s backlog as March 31, 2006 was $27.8 million, down $11.9 million from its backlog of $39.7 million as of December 31, 2005 and down $25.0 million from its backlog of $52.8 million as of December 31, 2004. Approximately 83% of TSS/Vortech’s backlog as of March 31, 2006 was represented by six separate contracts with its major customer. The projects subject to these contracts are expected to be substantially completed by March 2007. Although TSS/Vortech is currently transitioning from a business heavily reliant upon a single, long-term project to a business based on a more diversified customer base, there can be no assurances that TSS/Vortech will be able to make this transition on a basis timely enough to replace the backlog and revenue currently provided from TSS/Vortech’s existing projects for its major customer or at all. If TSS/Vortech cannot timely make this transition, TSS/Vortech’s backlog could decline more than TSS/Vortech anticipates and its revenue, operations, cash flows and liquidity could all be significantly and adversely affected. In addition, TSS/Vortech is in part implementing this transition by hiring additional sales and business development personnel and undertaking other business development efforts, which has increased its costs but may not result in significantly increased revenues.

Failure to properly manage projects may result in costs or claims.

TSS/Vortech’s engagements often involve relatively large scale, highly complex projects. The quality of TSS/Vortech’s performance on such projects depends in large part upon its ability to manage the relationship with its customers, and to effectively manage the project and deploy appropriate resources, including third-party contractors and its own personnel, in a timely manner. Any defects or errors or failure to meet customers’ expectations could result in claims for substantial damages against TSS/Vortech. In addition, TSS/Vortech cannot be certain that the insurance coverage it carries to cover such claims will be adequate to protect TSS/Vortech from the full impact of such claims. Moreover, in certain instances, TSS/Vortech guarantees customers that it will complete a project by a scheduled date or that the project will achieve certain performance standards. If the project experiences a performance problem, TSS/Vortech may not be able to recover the additional costs it will incur, which could exceed revenues realized from a project. Finally, if TSS/Vortech underestimates the resources or time TSS/Vortech needs to complete a project with capped or fixed fees, its operating results could be seriously harmed.

Most of TSS/Vortech’s contracts may be canceled on short notice, so TSS/Vortech’s revenue is not guaranteed.

Most of TSS/Vortech’s contracts are cancelable on short notice, even if TSS/Vortech is not in default under the contract. Many of its contracts, including its service agreements, are periodically open to public bid. TSS/Vortech may not be the successful bidder on its existing contracts that are re-bid. TSS/Vortech also provides an increasing portion of its services on a non-recurring, project-by-project basis. TSS/Vortech could experience a reduction in its revenue, profitability and liquidity if:

•	its customers cancel a significant number of contracts;

•	TSS/Vortech fails to win a significant number of its existing contracts upon re-bid; or

•	TSS/Vortech completes the required work under a significant number of its non-recurring projects and cannot replace them with similar projects.

Future acquisitions by us would subject us to additional business, operating and industry risks, the impact of which cannot presently be evaluated, and could adversely impact our capital structure.

We plan to pursue other acquisition opportunities following the closing of the TSS/Vortech acquisition in an effort to take advantage of the platform we expect TSS/Vortech to constitute. Although we are often engaged in preliminary discussions with acquisition candidates, as of the date of this proxy statement we have no binding commitments or agreements to enter into any acquisition. Following the acquisition of TSS/Vortech, we will not be limited to any particular industry or type of business that we may acquire. Accordingly, there is no current basis for you to evaluate the possible merits or risks of the particular business or assets that we may acquire, or of the industry in which such business operates. In addition, the financing of any acquisition completed by us after the TSS/Vortech acquisition could adversely impact our capital structure as any such financing would likely include the issuance of additional equity securities and/or the borrowing of additional funds.

TSS/Vortech operates in a highly competitive industry, which could reduce its growth opportunities, revenue and operating results.

The mission critical IT industry in which TSS/Vortech operates is highly competitive. TSS/Vortech often competes with other IT consulting and integration companies, including several that are large domestic companies that may have financial, technical and marketing resources that exceed its own. Its competitors may develop the expertise, experience and resources to provide services that are equal or superior in both price and quality to TSS/Vortech’s services, and TSS/Vortech may not be able to maintain or enhance its competitive position. Although TSS/Vortech’s customers currently outsource a significant portion of these services to TSS/Vortech and its competitors, TSS/Vortech can offer no assurance that its existing or prospective customers will continue to outsource specialty contracting services to TSS/Vortech in the future.

TSS/Vortech may not accurately estimate the costs associated with its services provided under fixed-price contracts, which could impair its financial performance.

A portion of TSS/Vortech’s revenue is derived from fixed price contracts. Under these contracts, TSS/Vortech sets the price of its services and assumes the risk that the costs associated with its performance may be greater than it anticipated. TSS/Vortech’s profitability is therefore dependent upon its ability to accurately estimate the costs associated with its services. These costs may be affected by a variety of factors, such as lower than anticipated productivity, conditions at the work sites differing materially from what was anticipated at the time TSS/Vortech bid on the contract, and higher than expected costs of materials and labor. Certain agreements or projects could have lower margins than anticipated or losses if actual costs for contracts exceed TSS/Vortech’s estimates, which could reduce TSS/Vortech’s profitability and liquidity.

TSS/Vortech accounts for a majority of its projects on the percentage-of-completion method, and if actual results vary from the assumptions made in estimating percentage-of-completion, TSS/Vortech’s revenue and income could be reduced.

TSS/Vortech generally recognizes revenue on projects on the percentage-of-completion method. Under the percentage-of-completion method, TSS/Vortech records revenue as work on the contract progresses. The cumulative amount of revenue recorded on a contract at a specified point in time is that percentage of total estimated revenue that incurred costs to date bear to estimated total contract costs. The percentage-of-completion method therefore relies on estimates of total expected contract costs. Contract revenue and total cost estimates are reviewed and revised periodically as the work progresses. Adjustments are reflected in contract revenue in the fiscal period when such estimates are revised. Estimates are based on management’s reasonable assumptions and experience, but are only estimates. Variation between actual results and estimates on a large project or on a number of smaller projects could be material. TSS/Vortech immediately recognizes the full amount of the estimated loss on a contract when its estimates indicate such a loss. Any such loss would reduce TSS/Vortech’s revenue and income.

TSS/Vortech’s failure to attract and retain qualified employees may adversely affect its business.

TSS/Vortech’s continued success depends to a substantial degree on its ability to recruit and retain the technically skilled personnel it needs to serve its customers effectively. TSS/Vortech’s business involves the development of tailored solutions for its customers, a process that relies heavily upon the expertise and services of employees. Accordingly, TSS/Vortech’s employees are its most valuable resource. Competition for skilled personnel, especially those with security clearance, is intense in TSS/Vortech’s industry. Recruiting and training these personnel requires substantial resources. TSS/Vortech’s failure to attract and retain qualified personnel could increase its costs of performing its contractual obligations, reduce its ability to efficiently satisfy its customers’ needs, limit its ability to win new business and constrain its future growth.

An economic downturn or reduced homeland security related capital expenditures could result in a decrease in demand for TSS/Vortech’s services.

If federal, state or local government or private enterprise spending on homeland security related capital expenditures decreases, the demand for services like those provided by TSS/Vortech would likely decrease. This decrease could reduce TSS/Vortech’s opportunity for growth, increase its marketing and sales costs, and decrease the prices it can charge for its services, which could reduce TSS/Vortech’s revenue and operating results.

TSS/Vortech may be unable to obtain sufficient bonding capacity to support certain service offerings.

Some of TSS/Vortech’s contracts require performance and surety bonds. Bonding capacity for construction projects has become increasingly difficult to obtain, and bonding companies are denying or restricting coverage to an increasing number of contractors. Companies that have been successful in renewing or obtaining coverage have sometimes been required to post additional collateral to secure the same amount of bonds which reduces availability under TSS/Vortech’s credit facility. TSS/Vortech may not be able to maintain a sufficient level of bonding capacity in the future, which could preclude TSS/Vortech from being able to bid for certain contracts and successfully contract with certain customers. In addition, even if TSS/Vortech are able to successfully renew or obtain performance or payment bonds in the future, TSS/Vortech may be required to post letters of credit in connection with the bonds.

TSS/Vortech may choose, or be required, to pay its subcontractors even if its customers do not pay, or delay paying, TSS/Vortech for the related services.

TSS/Vortech uses subcontractors to perform portions of its services and to manage work flow. In some cases, TSS/Vortech pays its subcontractors before its customers pay TSS/Vortech for the related services. If TSS/Vortech chooses, or is required, to pay its subcontractors for work performed for customers who fail to pay, or delay paying TSS/Vortech for the related work, TSS/Vortech could experience a decrease in profitability and liquidity.

A portion of TSS/Vortech’s business depends upon obtaining and maintaining required security clearances, and its failure to do so could result in termination of certain of its contracts or cause it to be unable to bid or rebid on certain contracts.

Some U.S. government projects require TSS/Vortech’s employees to maintain various levels of security clearances, and TSS/Vortech may be required to maintain certain facility security clearances complying with U.S. government requirements.

Obtaining and maintaining security clearances for employees involves a lengthy process, and it is difficult to identify, recruit and retain employees who already hold security clearances. If TSS/Vortech’s employees are unable to obtain or retain security clearances or if such employees who hold security clearances terminate their employment with TSS/Vortech, the customer whose work requires cleared employees could terminate the contract or decide not to renew it upon its expiration. To the extent TSS/Vortech is not able to engage employees with the required security clearances for a particular contract, TSS/Vortech may not be able bid on or win new contracts, or effectively re-bid on expiring contracts, which could adversely affect TSS/Vortech’s business.

In addition, TSS/Vortech expects that some of the contracts on which it will bid will require it to demonstrate its ability to obtain facility security clearances and perform work with employees who hold specified types of security clearances. A facility security clearance is an administrative determination that a particular facility is eligible for access to classified information or an award of a classified contract. Although contracts may be awarded prior to the issuance of a facility security clearance, in such cases the contractor is processed for facility security clearance at the appropriate level and must meet the eligibility requirements for access to classified information. A contractor or prospective contractor must meet certain eligibility requirements before it can be processed for facility security clearance. TSS/Vortech’s ability to obtain and maintain facility security clearances has a direct impact on its ability to compete for and perform U.S. government projects the performance of which requires access to classified information. In addition, to the extent that any acquisition or merger contemplated by TSS/Vortech might adversely impact its eligibility for facility security clearance, the U.S. government could revoke TSS/Vortech’s facility security clearance if TSS/Vortech was unable to adequately address concerns regarding potential unauthorized access to classified information.

TSS/Vortech’s failure to comply with the regulations of the U.S. Occupational Safety and Health Administration and other state and local agencies that oversee safety compliance could reduce its revenue, profitability and liquidity.

The Occupational Safety and Health Act of 1970, as amended, or OSHA, establishes certain employer responsibilities, including maintenance of a workplace free of recognized hazards likely to cause death or serious injury, compliance with standards promulgated by the Occupational Safety and Health Administration and various record keeping, disclosure and procedural requirements. Various standards, including standards for notices of hazards, safety in excavation and demolition work, may apply to TSS/Vortech’s operations. TSS/Vortech has incurred, and will continue to incur, capital and operating expenditures and other costs in the ordinary course of its business in complying with OSHA and other state and local laws and regulations.

TSS/Vortech is dependent upon key personnel whose loss may have an adverse impact on TSS/Vortech’s business.

TSS/Vortech depends on the expertise, experience and continued services of its senior management employees, especially Mr. Rosato, its Chief Executive Officer, and Mr. Gallagher, its President. Messrs. Rosato and Gallagher have acquired specialized knowledge and skills with respect to TSS/Vortech and its operations and most decisions concerning the business of TSS/Vortech will be made or significantly influenced by them. The loss of Mr. Rosato, Mr. Gallagher or other senior management employees of TSS/Vortech, or an inability to attract or retain other key individuals, could materially adversely affect TSS/Vortech’s business. If Mr. Rosato, Mr. Gallagher or other senior management were to become unavailable following the acquisition, we could face substantial difficulty in hiring qualified successors and could experience a loss in productivity while any successor obtains the necessary training and experience. TSS/Vortech will seek to compensate and incentivize key executives, as well as other employees, through competitive salaries and bonus plans, but there can be no assurance that these programs will allow TSS/Vortech to retain key employees or hire new key employees.

TSS/Vortech’s quarterly revenue, operating results and profitability will vary.

TSS/Vortech’s quarterly revenue, operating results and profitability may fluctuate significantly and unpredictably in the future. In particular, the changes in contract mix that we anticipate will occur as TSS/Vortech completes existing projects for our major customer may affect quarterly results.

Factors that may contribute to the variability of TSS/Vortech’s quarterly revenue, operating results or profitability include:

•	fluctuations in revenue earned on contracts;

•	commencement, completion and termination of contracts during any particular quarter, especially contracts relating to TSS/Vortech’s major customer;

•	declines in TSS/Vortech’s backlog that are not replaced;

•	additions and departures of key personnel;

•	strategic decisions by TSS/Vortech and its competitors, such as acquisitions, divestitures, spin-offs, joint ventures, strategic investments and changes in business strategy;

•	contract mix and the extent of use of subcontractors; and

•	any seasonality of TSS/Vortech’s business.

Therefore, period-to-period comparisons of TSS/Vortech’s operating results may not be a good indication of TSS/Vortech’s future performance. TSS/Vortech’s quarterly operating results may not meet the expectations of securities analysts or investors, which in turn may have an adverse affect on the market price of our common stock.

If TSS/Vortech is unable to engage appropriate subcontractors or if TSS/Vortech’s subcontractors fail to perform their contractual obligations, its performance as a prime contractor and its ability to obtain future business could be materially and adversely impacted.

TSS/Vortech’s performance of contracts may involve the issuance of subcontracts to other companies upon which it relies to perform all or a portion of the work TSS/Vortech is obligated to deliver to its customers. The inability of TSS/Vortech to find and engage appropriate subcontractors or a failure by one or more of TSS/Vortech’s subcontractors to satisfactorily deliver on a timely basis the agreed-upon supplies and/or perform the agreed-upon services may materially and adversely affect its ability to perform its obligations as a prime contractor.

In extreme cases, a subcontractor’s performance deficiency could result in the customer terminating TSS/Vortech’s contract for default. A default termination could expose us to liability for excess costs of reprocurement by the customer and have a material adverse effect on TSS/Vortech’s ability to compete for future contracts and task orders.

If TSS/Vortech is unable to manage TSS/Vortech’s growth, TSS/Vortech’s business may be adversely affected.

Sustaining TSS/Vortech’s growth may place significant demands on TSS/Vortech’s management, as well as on TSS/Vortech’s administrative, operational and financial resources. If TSS/Vortech sustains significant growth, TSS/Vortech must improve its operational, financial and management information systems and expand, motivate and manage its workforce. If TSS/Vortech is unable to do so, or if new systems that TSS/Vortech implements to assist in managing any future growth do not produce the expected benefits, TSS/Vortech’s business, prospects, financial condition or operating results could be adversely affected.

We have not had operations, and TSS/Vortech has never operated as a public company. Fulfilling our obligations incident to being a public company after acquiring TSS/Vortech will be expensive and time consuming.

Both we, as a company without operations, and TSS/Vortech, as a private company, have maintained relatively small finance and accounting staffs. Neither we nor TSS/Vortech currently has an internal audit group. Although we have maintained disclosure controls and procedures and internal control over financial reporting as required under the federal securities laws with respect to our very limited activities, we have not been required to maintain and establish such disclosure controls and procedures and internal control as will be required with respect to a business such as TSS/Vortech with substantial operations. Under the Sarbanes-Oxley Act of 2002 and the related rules and regulations of the SEC, as well as the rules of NASDAQ, we will need to implement additional corporate governance practices and adhere to a variety of reporting requirements and complex accounting rules. Compliance with these obligations will require significant management time, place significant additional demands on our finance and accounting staff and on our financial, accounting and information systems, and increase our insurance, legal and financial compliance costs.

We also need to hire a chief financial officer and may need to hire additional accounting and financial staff with appropriate public company experience and technical accounting knowledge.

Our working capital will be reduced if FAAC stockholders exercise their right to convert their shares into cash. This would reduce our cash reserve after the merger.

Pursuant to our certificate of incorporation, holders of shares issued in our initial public offering may vote against the merger and demand that we convert their shares into a pro rata share of the trust account where a substantial portion of the net proceeds of the initial public offering are held. We and TSS/Vortech will not consummate the acquisition if holders of 1,560,000 or more shares of common stock issued in our initial public offering exercise these conversion rights. To the extent the acquisition is consummated and holders have demanded to so convert their shares, there will be a corresponding reduction in the amount of funds available to the combined company following the acquisition. As of ___________, 2006, the record date, assuming the acquisition proposal is adopted, the maximum amount of funds that could be disbursed to our stockholders upon the exercise of their conversion rights is approximately $___________, or approximately 20% of the funds then held in the trust account. Any payment upon exercise of conversion rights will reduce our cash after the acquisition, which may limit our ability to implement our business plan.

Section 404 of the Sarbanes-Oxley Act of 2002 will require us to document and test our internal controls over financial reporting for fiscal 2007 and beyond and will require an independent registered public accounting firm to report on our assessment as to the effectiveness of these controls. Any delays or difficulty in satisfying these requirements could adversely affect our future results of operations and our stock price.

Section 404 of the Sarbanes-Oxley Act of 2002 will require us to document and test the effectiveness of our internal controls over financial reporting in accordance with an established internal control framework and to report on our conclusion as to the effectiveness of our internal controls. It will also require an independent registered public accounting firm to test our internal controls over financial reporting and report on the effectiveness of such controls for our fiscal year ending December 31, 2007 and subsequent years. An independent registered public accounting firm will also be required to test, evaluate and report on the completeness of our assessment. It may cost us more than we expect to comply with these control- and procedure-related requirements.

We may in the future discover areas of our internal controls that need improvement, particularly with respect to TSS/Vortech or other businesses that we may acquire in the future. We cannot be certain that any remedial measures we take will ensure that we implement and maintain adequate internal controls over our financial processes and reporting in the future. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could harm our operating results or cause us to fail to meet our reporting obligations. If we are unable to conclude that we have effective internal controls over financial reporting, or if our independent auditors are unable to provide us with an unqualified report regarding the effectiveness of our internal controls over financial reporting as of December 31, 2007 and in future periods as required by Section 404, investors could lose confidence in the reliability of our financial statements, which could result in a decrease in the value of our common stock. Failure to comply with Section 404 could potentially subject us to sanctions or investigations by the SEC, NASDAQ or other regulatory authorities.

THE SPECIAL MEETING

The Special Meeting

We are furnishing this document to you as part of the solicitation of proxies by our board of directors for use at the special meeting, and at any adjournment or postponement thereof, called to consider and vote upon our acquisition of TSS/Vortech and other proposals. This document provides you with the information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

Date, Time and Place

We will hold the special meeting at 10:00 a.m., Eastern Time, on __________ __, 2006, at the offices of Squire, Sanders & Dempsey L.L.P. located at 8000 Towers Crescent Drive, 14th Floor, Tysons Corner, Virginia 22182.

Purpose of the Special Meeting

At the special meeting, we are asking holders of our common stock to approve:

•	the acquisition pursuant to the purchase agreement and the other transactions contemplated by the purchase agreement;

•	the amendment removing certain provisions only applicable to us prior to our completion of a business combination;

•	the incentive compensation plan;

•	the election of David J. Mitchell to our board of directors; and

•	a proposal to adjourn the special meeting to solicit additional proxies.

Board of Directors Recommendation

Our board of directors unanimously recommends:

•	that our common stockholders vote “FOR” the approval of the acquisition pursuant to the purchase agreement and the other transactions contemplated by the purchase agreement;

•	that our common stockholders vote “FOR” the approval of the amendment;

•	that our common stockholders vote “FOR” the approval of the incentive compensation plan;

•	that our common stockholders vote “FOR” the election of David J. Mitchell to our board of directors; and

•	that our common stockholders vote “FOR” the proposal to adjourn the special meeting to solicit additional proxies.

Adoption by our stockholders of the acquisition is not conditioned on the adoption of the amendment proposal, the incentive compensation plan proposal, the nomination proposal or the adjournment proposal.

Record Date; Who is Entitled to Vote

The record date for the special meeting is __________ __, 2006. Record holders of our common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were __________ shares of our common stock outstanding.

Quorum

The presence, in person or by proxy, of a majority of all the outstanding shares of common stock entitled to vote constitutes a quorum at the special meeting.

Voting Your Shares

Each share of our common stock that you own in your name entitles you to one vote. Your proxy card shows the number of shares of our common stock that you own.

There are two ways to vote your shares of common stock at the special meeting:

•
You can vote by signing and returning the enclosed proxy card. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you abstain by returning a proxy and not instructing how your shares should be voted by proxy on the acquisition, or if your shares are held in street name and you do not instruct your broker or bank how to vote, your shares will not be counted as being voted either “for” or “against” approval of the acquisition, and you will not have the right to convert your shares into a pro rata portion of the trust account. Further, such a failure to vote or to instruct your broker or bank how to vote your shares will have the same effect as voting “against” the amendment. However, if you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by our board of directors “FOR” the incentive compensation plan, the nomination and the adjournment proposal.

•
You can attend the special meeting and vote in person. We will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or another nominee, you must obtain a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Our issued and outstanding warrants do not have voting rights and record holders of our warrants will not be entitled to vote at the special meeting.

Who Can Answer Your Questions About Voting Your Shares

If you have questions, you may write, e-mail or call ______________ at _______________________.

No Additional Matters May Be Presented at the Special Meeting

This special meeting has been called only to consider the approval of the acquisition pursuant to the purchase agreement, the amendment, the incentive compensation plan, the nomination and the adjournment proposal. Under our by-laws, other than procedural matters incident to the conduct of the meeting, no other matters may be considered at the special meeting, if they are not included in the notice of the meeting.

In addition, representatives of our accountants are not expected to be present at the special meeting and accordingly will not make any statement or be available to respond to any questions.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•	You may send another proxy card with a later date;

•	You may notify Mr. Weiss, our Secretary, in writing before the special meeting that you have revoked your proxy; or

•	You may attend the special meeting, revoke your proxy, and vote in person.

Vote Required to Approve the Acquisition

The acquisition does not require stockholder approval under Delaware law. However, under our Amended and Restated Certificate of Incorporation, the acquisition must be approved by a majority of the votes cast at the special meeting, in person or by proxy, in respect of shares of our common stock issued in our initial public offering. Thus, votes in respect of shares issued other than in the public offering are not counted for this purpose. None of our directors or officers purchased shares in our initial public offering or in the aftermarket.

As described below under “Abstentions and Broker Non-Votes,” if you fail to appear at all at the special meeting, in person or by proxy, or if you abstain from voting, either in person or by proxy voting instruction, your shares will not be counted as voting either “for” or “against” the acquisition and will not constitute a demand for conversion of your shares into a pro rata portion of the trust account.

If your shares of common stock are held in your bank or broker’s name, you must instruct your bank or broker how to vote on the acquisition. If you do not give your broker voting instructions and the broker does not vote your shares, this is referred to as a “broker non-vote.” Broker non-voting shall be treated as shares not entitled to vote at the special meeting, and, therefore, shall have no impact on the approval of the acquisition.

Approval of the acquisition is not conditioned upon the adoption of the amendment proposal, the incentive compensation plan proposal, the nomination proposal and/or the adjournment proposal.

In addition to the voting requirements described above, if the public stockholders holding 20% or more of the total number of shares of common stock issued in our initial public offering (1,560,000 or more of such shares) demand conversion of their shares into their pro rata portion of the trust account, we will not consummate the acquisition.

No vote of the warrant holders is necessary to adopt the acquisition proposal, and we are not asking the warrant holders to vote on the acquisition. At the close of business on June 30, 2006, there were 9,550,000 shares of our common stock outstanding, 7,800,000 of which were issued in our initial public offering.

Conversion Rights

As provided in our Amended and Restated Certificate of Incorporation, a public stockholder who votes against the acquisition may demand that we convert his or her shares into cash. This demand must be made on the proxy card at the same time that the public stockholder votes against the acquisition. If so demanded, we will convert each share of common stock owned by such stockholder into a pro rata portion of the trust account in which $43,964,000 million of the net proceeds of our initial public offering is held, plus interest earned thereon. Based on the amount of cash held in the trust account at June 30, 2006, we estimate that you will be entitled to convert each share of common stock that you hold into approximately $5.58. If you exercise your conversion rights, then you will be exchanging your shares of our common stock for cash and will no longer own these shares. You will only be entitled to receive cash for these shares if you continue to hold these shares through the closing date of the acquisition and then tender your stock certificate. If the acquisition is not completed, then these shares will not be converted into cash.

The acquisition will not be consummated if public stockholders owning 20% or more of the total number of the shares issued in our initial public offering (1,560,000 or more of such shares) exercise their conversion rights.

Prior to exercising conversion rights, public stockholders should verify the market price of our common stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights. Our shares of common stock are listed on the OTCBB under the symbol FAAC.

Voting Requirement for the Amendment

The amendment proposal must be approved by the affirmative vote of the majority of shares of our common stock outstanding on the record date. No vote of the warrant holders is necessary to adopt the amendment proposal, and we are not asking the warrant holders to vote on the amendment proposal. Adoption of the amendment proposal is conditioned upon the adoption of the acquisition proposal, and if the acquisition is not approved, then the amendment proposal will not be presented for approval.

Voting Requirement for the Incentive Compensation Proposal

The incentive compensation plan proposal must be approved by the affirmative vote of the majority of shares of our common stock present in person or represented by proxy at the special meeting and entitled to vote on the incentive compensation plan proposal. No vote of the warrant holders is necessary to adopt the incentive compensation plan proposal, and we are not asking the warrant holders to vote on the incentive compensation plan proposal. Adoption of the incentive compensation plan proposal is conditioned upon the adoption of the acquisition proposal, and if the acquisition is not approved, then the incentive compensation plan proposal will not be presented for approval.

Voting Requirement for the Nomination

To be elected to our board of directors, a nominee must receive the affirmation vote of a plurality of the shares of our common stock present in person or represented by proxy at the special meeting and entitled to vote on the election of directors. Adoption of the nomination proposal is not conditioned upon the adoption of the acquisition proposal.

Voting Requirement for the Adjournment

The adjournment proposal must be approved by the affirmative vote of the majority of shares of our common stock present in person or represented by proxy at the special meeting and entitled to vote on the adjournment proposal. No vote of the warrant holders is necessary to adopt the adjournment proposal, and we are not asking the warrant holders to vote on the adjournment proposal. Adoption of the adjournment proposal is not conditioned upon the adoption of the acquisition proposal.

Failures to Vote, Abstentions and Broker Non-Votes

With respect to the acquisition, if you are not present at the meeting, either by not appearing in person or failing to return a proxy, or if you abstain from voting by appearing in person and not voting or by returning a proxy and failing to instruct how your shares should be voted by proxy, your shares will not be counted as voting either “for” or “against” the acquisition and will not constitute a demand for conversion of your shares into a pro rata portion of the trust account. A failure to be present in person or by proxy, or an abstention, will have the same effect as a vote “against” the approval of the amendment, which must be approved by a majority of our outstanding shares. Personally appearing at the meeting and failing to vote will have the same effect as a vote “against” the incentive compensation plan and the adjournment proposals, which must be approved by a majority of the shares present at the meeting in person or by proxy. Neither a failure to vote nor an abstention will have an effect on the nomination.

Please note that if you sign and return a proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by our board of directors “FOR” the amendment, the incentive compensation plan, the nomination and the adjournment proposal, but will not be voted at all on the acquisition proposal.

If your broker holds your shares in its name and you do not give the broker voting instructions, your broker may not vote your shares. If you do not give your broker voting instructions and the broker does not vote your shares, this is referred to as a “broker non-vote.” Broker non-voting shall be treated as shares either not voted, or not entitled to vote, at the special meeting, and, therefore, will have no impact on the approval of the acquisition, the incentive compensation plan, the nomination or the adjournment proposal. However, a broker non-vote will have the same effect as a vote “against” the amendment.

To exercise your conversion rights, you must not only vote against the acquisition but also affirmatively elect to convert your shares by checking the appropriate box, or directing your broker to check the appropriate box, on the proxy card and ensure that the proxy card is delivered prior to the special meeting.

Solicitation Costs

We will bear all expenses incurred in connection with the solicitation of proxies. We will, upon request, reimburse brokerage firms and other nominee holders for their reasonable expenses incurred in forwarding the proxy solicitation materials to the beneficial owners of our shares of common stock. Our officers and directors may solicit proxies by mail, personal contact, letter, telephone, facsimile or other electronic means. While our officers and directors will not receive any additional compensation for those activities, they may be reimbursed for their out-pocket-expenses. In addition, we have retained ___________ to aid in the solicitation of proxies. ___________ will receive a fee of approximately $_________, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by us.

Stock Ownership

At the close of business on the record date, Messrs. McMillen, Weiss, Mitchell and Nickles, who collectively comprise all of our directors and executive officers, and Mr. Asa Hutchinson, together with their affiliates, beneficially owned and were entitled to vote 1,700,000 shares of our common stock, or approximately 17.8% of the outstanding shares of our common stock. Such number does not include 600,000 shares of common stock issuable upon exercise of warrants held by our directors, affiliates and executive officers. As of June 30, 2006, these shares and warrants had a market value of approximately $9,463,000. All of our initial stockholders have agreed to vote their shares of common stock in accordance with the vote of the majority of the shares of common stock voted by our public stockholders. For more information on beneficial ownership of our common stock by executive officers, directors and 5% stockholders, see “Beneficial Ownership of Securities” on page ____.

APPROVAL OF THE ACQUISITION AND THE OTHER TRANSACTIONS CONTEMPLATED
BY THE PURCHASE AGREEMENT

The following describes the acquisition and the principal terms of the membership interest purchase agreement, and is subject to, and qualified in its entirety by reference to, the membership interest purchase agreement. A copy of the membership interest purchase agreement is attached as Annex A to this proxy statement and is incorporated into this proxy statement by reference.

It is possible that, prior to the closing of the acquisition, it may become necessary to amend the membership interest purchase agreement or related agreements in respects that our board of directors deems immaterial. Approval of this proposal will authorize our board of directors to proceed with the acquisition with such amendments. In the event it becomes necessary to amend the membership interest purchase agreement or related agreements in respects that our board of directors deems material, we will make public disclosure of such amendments prior to the stockholder vote on this proposal. The nature of the disclosure will be determined based on the facts and circumstances surrounding any such amendment to the purchase agreement, which is not currently contemplated. Such disclosure could, for example, take the form of the issuance of a press release and the filing of a Form 8-K, or a direct mailing to stockholders.

Our board of directors reserves the right to determine, in its sole discretion, not to consummate the acquisition even if this proposal is approved by our stockholders.

General Description of the Acquisition

On June 5, 2006, we entered into the membership interest purchase agreement with VTC, Vortech, the holders of all of the membership interests of VTC and Vortech and Thomas P. Rosato, as members’ representative, on June 26, 2006, we and each of the other parties entered into an amended and restated membership interest purchase agreement, and on July 31, 2006 we and each of the other parties entered into a second amended an restated membership interest purchase agreement (the “purchase agreement”). Upon completion of the acquisition, we will own all of the membership interests of VTC and Vortech. Since VTC and Vortech and all of their respective members have approved and executed the second amended and restated membership interest purchase agreement, no further action needs be taken by VTC’s and Vortech’s members to approve the acquisition.

Background of the Acquisition

The terms of the purchase agreement are the result of arm-lengths negotiations between representatives of FAAC and VTC/Vortech. The following is a brief discussion of the background of these negotiations, the purchase agreement and related transactions.

FAAC was formed on December 20, 2004 to effect a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business. FAAC completed its initial public offering, or IPO, on July 20, 2005. In addition, on August 24, 2005, the underwriters for the IPO exercised their over-allotment option, and together with the IPO raised net proceeds of $43.2 million.  Of these net proceeds, $42.0 million was placed in a trust account immediately following the IPO and, in accordance with FAAC’s certificate of incorporation, will be released either upon the consummation of a business combination or upon the liquidation of FAAC. FAAC must liquidate unless it has consummated a business combination by January 20, 2007. As of June 30, 2006, approximately $43.6 million was held in deposit in the trust account.

Promptly following the IPO, we contacted several investment bankers, private equity firms, consulting firms, legal and accounting firms, as well as numerous other business relationships. We also engaged Focus Enterprises, Inc., an investment bank, to extend our search capabilities and to provide certain financial advisory services. Through these efforts, we identified and reviewed information with respect to approximately 45 target companies. In our search, we primarily sought target companies and transactions in the homeland security industry and with at least some of the following characteristics:

•	experienced management willing to remain with the company post-acquisition and accept a significant portion of the purchase consideration in shares of our common stock;

•	currently profitable and not reliant for profits upon speculative business plans;
•	total purchase consideration representing a multiple of five to eight times trailing twelve months adjusted EBITDA;
•	cash requirements for the acquisition leave significant cash post-closing for operations and additional acquisitions;
•	target’s business centered around critical infrastructure protection, a key and well funded homeland security priority;
•	strong core competencies;
•	personnel with securities clearances;
•	target’s business has significant information technology aspects, allowing us to use Mr. Weiss’ substantial experience in this area for the benefit of the business after the acquisition;
•	fragmented market with good consolidation opportunities;
•	location in mainland U.S., ideally close to Washington, D.C.; and
•	business has chemical, biological, radiological and nuclear (or CBRNE) ramifications.

By January 2006, we had entered into substantial discussions with several companies, including the type and amount of consideration to be provided relative to a potential transaction. Five of these companies were provided with a preliminary letter of intent or term sheet. After evaluation, none of these opportunities proved to be satisfactory candidates for an acquisition, primarily due to one or more of the following concerns: the company’s EBITDA was too low; the purchase price sought was too high as a multiple of adjusted EBITDA; the purchase consideration sought included too much cash; the company’s industry did not provide adequate consolidation opportunities; and company’s business lacked significant information technology components.

In January 2006, FAAC was introduced to TSS/Vortech by Mr. Carl Sardegna, a member of the Board of Advisors of Evergreen Capital LLC (“Evergreen”), an investment bank representing TSS/Vortech. Prior to this introduction, none of our directors or officers were familiar with TSS/Vortech. On January 13, Mr. McMillen, our chairman, Mr. Sardegna, and Mr. Richard Kohr, Jr., President of Evergreen, participated in a conference to generally discuss the potential merger target. On January 16, 2006, a mutual nondisclosure agreement was executed. On January 26, we received a confidential executive summary prepared by Evergreen. On January 31, Messrs. McMillen and Weiss met in Evergreen’s offices with Mr. Thomas Rosato, Chairman of TSS, and Mr. Gerard Gallagher, CEO and President of TSS. Mr. Kohr and Messrs. Phil Gelso and Patrick Huddie, Managing Directors of Evergreen, participated in the meeting as well. Both FAAC and TSS described their respective companies and answered questions for each party. Following the meeting, Messrs. McMillen and Weiss had several telephone calls with Mr. Rosato and Mr. Kohr during which they gave an oral indication of interest in TSS/Vortech.

On February 6, Messrs. McMillen and Weiss, Sheldon Goldman, Senior Managing Director of Goldman Advisors (Goldman), and Messrs. Rosato and Gallagher held a dinner meeting. Goldman Advisors is a division of Sunrise Securities Corp., the lead underwriter for our IPO. During this meeting, Messrs. Rosato and Gallagher described TSS/Vortech’s business and provided additional information regarding TSS/Vortech and its prospect as well as discussing other related affiliates controlled by Messrs. Rosato and Gallagher. Messrs. McMillen, Weiss and Sheldon asked numerous questions regarding the business. FAAC and TSS/Vortech also discussed the valuation parameters of a potential transaction, entities to be included in a transaction and the type of consideration to be offered.

On February 13, Messrs. McMillen and Weiss met with Messrs. Rosato and Gallagher at TSS/Vortech’s headquarters in Beltsville, Maryland to review the parameters of a possible transaction and continued their discussions regarding TSS/Vortech’s prospects as well as its related affiliates. Subsequent to this meeting, on February 17, FAAC sent a preliminary letter of intent to TSS/Vortech. After that, Messrs. McMillen and Weiss had several conversations with Messrs. Kohr and Gelso regarding the letter of intent. On February 20, Messrs. McMillen, Weiss and Mr. Nickles, our director, met with Messrs. Rosato and Gallagher to brief Mr. Nickles on TSS/Vortech’s business. On February 24, Mr. Weiss and Mr. Rosato had a telephonic conversation whereby Mr. Rosato indicated to Mr. Weiss that TSS/Vortech was going to accept a competing offer for the business.

On February 27, Messrs McMillen, Weiss, Rosato, Gallagher and Kohr met to review a revision of the preliminary letter of intent. On March 1, 2006, we held a telephonic meeting of our board of directors to review FAAC’s discussions with TSS/Vortech and its related affiliates and to discuss our revised offer. Messrs. McMillen, Weiss, Nickles and Mitchell, constituting all of our directors, were present at the meeting. Mr. Hutchinson, our special advisor, and representatives of Goldman Advisors were also present by invitation. Prior to the meeting, the revised letter of intent as well as financial, operational and descriptive information about TSS/Vortech was circulated to each member of our board of directors.  During the meeting, Messrs. McMillen and Weiss described the potential transaction with TSS/Vortech and its affiliates in detail at this meeting. After the meeting, on March 1, 2006, we entered into a letter of intent with TSS/Vortech.

Immediately after the letter of intent was executed, we delivered to TSS/Vortech a due diligence request list. We also hired Goldman Advisors to assist us with due diligence. Our attorneys began to compile and to review the due diligence materials from TSS/Vortech.  Simultaneously, we worked with our counsel to prepare a first draft of the membership interest purchase agreement. We also retained Business Valuation Center to render an opinion that the consideration to be paid in the merger is fair to our stockholders.

On March 15 and 16, Messrs. McMillen, Weiss, Goldman and other representatives from Goldman and our legal counsel spent the two days at TSS/Vortech headquarters to continue their due diligence. During those two days, we met with key senior managers of TSS/Vortech.

At our direction, our counsel delivered a first draft of the membership interest purchase agreement on April 26, 2006. After the delivery of the first draft of the membership interest purchase agreement, we were engaged in ongoing negotiations of the membership interest purchase agreement and related agreements.

Throughout our preliminary discussions with the selling members, we continued exploratory discussions with intermediaries such as investment bankers and business brokers and potential acquisition targets. However, as the pace of our discussions with the selling members quickened, our focus began to narrow on members, with the result that the level of our activities with respect to other potential acquisition candidates decreased.

During May, we completed additional detailed diligence, including successful meetings between Mr. Weiss and representatives of three major customers of TSS/Vortech. With the completion of these key elements of the diligence process, we were prepared to proceed with a definitive acquisition agreement.

Our board of directors met in person (except for one board member, who attended telephonically) on May 26, 2006 to discuss the proposed acquisition and held a telephonic conference on May 30, 2006 during which they voted unanimously to approve the acquisition. We completed negotiations with the selling members on June 5, 2006 and executed the membership interest purchase agreement and related agreements on that date. On June 6, 2006, we publicly announced our agreement with the companies through a joint press release.

On June 12, 2006, Messrs. McMillen, Weiss, Rosato and Gallagher met with representatives of Sunrise Securities Corp. to discuss the acquisition. We discussed the market for the services provided by TSS/Vortech, as evidenced by a positive article in Business Week on June 12, 2006. We then discussed amending the terms of the acquisition to reduce the cash consideration to be paid in exchange for increasing other components of the consideration to be paid. A conference call was conducted between June 15, 2006 with the same participants to discuss various alternatives for amending the terms of the acquisition. On June 19, 2006, Messrs. McMillen, Weiss, Rosato, Kohr, Goldman and other representatives of Goldman Advisors met in New York and substantially finalized negotiations for amended acquisition terms. On June 22, 2006, our board of directors met telephonically, received a summary of the negotiations from Mr. Weiss and voted unanimously to approve the revised terms of the acquisition. We completed negotiations with the selling members on June 26, 2006 and executed the amended and restated membership interest purchase agreement on that date. On June 27, 2006, we publicly announced the amended and restated agreement through a joint press release. On July 31, 2006, after further discussions with the selling members, we and the other parties to the purchase agreement entered into a second amended and restated membership interest purchase agreement.

Factors Considered by Our Board of Directors in Approving the Acquisition

In approving the membership interest purchase agreement, our board of directors, at the time comprised of Messrs. McMillen, Weiss, Nickles and Mitchell, relied on financial and other information relating to the companies. Our board of directors considered a wide variety of factors in connection with its evaluation of the acquisition. In light of the complexity of those factors, our board of directors did not consider it practical to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its decision. In addition, individual members of our board of directors may have given different weight to different factors.

Our board of directors considered the factors below, in addition to the Risk Factors described starting on page __ above, in reaching its conclusion to approve the acquisition and the membership interest purchase agreement.

FAAC’s management, including members of our board of directors, has long and diverse experience both in operational management and investment analysis and, in its opinion, is suitably qualified to conduct the due diligence and other investigations and analyses required in connection with FAAC’s search for a business to acquire. Mr. McMillen, our Chairman, has over 18 years of experience in finance and mergers and acquisitions and has served as chairman or chief executive officer of companies in the homeland security industry since 2003. Mr. Weiss, our Chief Executive Officer, has over 35 years of experience in the information technology and security marketplace. More detailed descriptions of the experience of Messrs. McMillen and Weiss are included under “Directors and Executive Officers of Fortress America Acquisition Corporation Following the Acquisition”.

In considering the merger, the FAAC board of directors gave considerable weight to the following factors:

TSS/Vortech's record of growth and expansion and high potential for future growth

Criteria important to FAAC's board of directors in identifying an acquisition target were that the company have established business operations, was generating current revenues, and has what the board believes to be a potential to experience rapid growth. FAAC's board of directors believes that TSS/Vortech has in place the infrastructure for strong business operations to achieve growth both organically and through acquisitions. In particular, the board believes that TSS/Vortech’s recent investments in ----sales and marketing resources and activities should allow TSS/Vortech to increase its revenue without increasing overhead costs proportionately. The board's belief in TSS/Vortech's growth potential is based on TSS/Vortech's historical growth rate as well as TSS/Vortech's customer and sales activity growth. TSS/Vortech has grown net revenues from $12.3 million in 2003 to $58.6 million is 2005, an annualized growth rate of 118%. Furthermore, TSS/Vortech intends to continue its growth both organically and through additional acquisitions, and FAAC's significant cash resources could be used for such purpose. For a description of TSS/Vortech's post-merger plans for additional acquisitions, please see the section entitled "Business of TSS/Vortech-Acquisitions."

TSS/Vortech provides a strong homeland security platform

Our board of directors believes that TSS/Vortech provides a solid U.S. homeland security platform focused on protection of the country’s critical infrastructure from which we can grow both organically and through acquisitions for the following reasons:

•	TSS/Vortech’s business is centered around critical infrastructure protection, a large, well funded and growing portion of the homeland security industry;
•
TSS/Vortech offers the specialized expertise and experience in designing, building and maintaining critical IT infrastructure and systems that companies and building owners and managers are increasingly demanding;

•	TSS/Vortech has a reputation for quality service and a high customer satisfaction rate; and
•	TSS/Vortech’s business has significant information technology aspects, allowing us to use Mr. Weiss’ substantial experience in this area.

The experience of TSS/Vortech's management

Another important criteria to FAAC's board of directors in identifying an acquisition target was that the company have a seasoned management team with specialized knowledge of the markets within which it operates and the ability to lead a company in a rapidly changing environment. FAAC's board of directors believes that TSS/Vortech's management has significant experience in the mission-critical facilities industry. Mr. Thomas Rosato and Mr. Gerard Gallagher have more than 30 years and 25 years, respectively, of experience in the mission-critical facilities marketplace. More than 15 of its operating managers have over 15 years of working experience with TSS/Vortech, working with Mr. Rosato and Mr. Gallagher, or otherwise in the mission-critical facilities industry.

Reasonable Purchase Price

In approving the membership purchase agreement with TSS/Vortech and the purchase price contemplated by the agreement, the board of directors relied on its views of standards generally accepted by the financial community, such as actual and potential sales, earnings, cash flow and book value as reflected in our due diligence of TSS/Vortech as reflected in the factors discussed above and below.

In connection with its deliberations the board considered the EBITDA (earnings before interest, taxes, depreciation and amortization) of TSS/Vortech as adjusted to remove from the calculation of EBITDA certain negotiated items most of which were either non-recurring or, for other reasons, would not be expected to be reflected in the performance of TSS/Vortech after the closing of the acquisition. These calculations suggested that the purchase price of $38.5 million is approximately 5.7 times the 2005 adjusted EBITDA of TSS/Vortech. Based on the board’s experience, publicly available general information concerning merger and acquisition multiples, the views of management, and the preliminary analysis, discussed below, of Business Valuation Center that, based on conditions and considerations described in its analysis, the TSS/Vortech acquisition is fair to FAAC's stockholders from a financial point of view, our board of directors believed this multiple was reasonable.

The board was aware that adjusted EBITDA is not a completely representative measure of either TSS/Vortech's historical performance or, necessarily, its future potential. The board of directors was aware that, for example, the calculation of adjusted EBITDA does not reflect all operating costs that we will incur following the closing; is different than EBITDA as defined and used by many other businesses; and will be different from the definition of EBITDA likely to be used in our future debt agreements. Thus, adjusted EBITDA is not necessarily an indicator of comparative value or the level of debt we will be able to take on following the closing of the acquisition.

Favorable industry dynamics

The board determined that positive long-term capital spending trends exist in TSS/Vortech’s markets, such as the growing demand for mission-critical facilities, in part from companies that previously provided such services internally, and world events. Based on the growth in demand from the U.S. government and businesses for mission-critical services, our board of directors believes that the market in which TSS/Vortech operates is strong and growing. The U.S. federal government and business demands for mission-critical facilities has grown and continues to remain at high levels. According to InterUnity Group, a market research firm, U.S. government and business mission-critical information technology will grow from $47.8 billion in 2007 to $84.3 billion in 2011, for a compound annual growth rate of 15.3%.

Competitive position and acceptance of its services

TSS/Vortech's reputation in its industry and among its customers, as supported by the positive customer and reference checks reported to the board, and its work on high profile projects were considered by the board to be favorable factors in concluding that its competitive position was strong.

High barriers to entry

Entry into the mission-critical facilities industry requires a cadre of highly experienced personnel, which is not readily available to a potential entrant without the expenditure of significant time and money. In addition to the requisite experience and technical skill, a substantial portion of these personnel must also hold security clearances to compete for many homeland security or other government business. Approximately one-third of TSS/Vortech’s workforce, including senior management, holds security clearances.

Regulatory environment of the industry

The board reviewed the regulatory environment of TSS/Vortech's business and concluded that no unusually burdensome regulatory requirements were involved and that TSS/Vortech had satisfactory compliance procedures in place.

Costs associated with effecting the business combination

The board determined that the costs associated with effecting the merger with TSS/Vortech would be of the same order of magnitude as would be encountered with most other business combinations. A favorable factor was that TSS/Vortech's financial statements were audited (in accordance with practices applicable to private companies) by a reputable and experienced accounting firm and that TSS/Vortech had satisfactory procedures in place to obtain and prepare the financial information required for the preparation of the proxy statement.

Potential negative factors

Our board of directors also considered the following potentially negative factors, among others, in its deliberations concerning the acquisition:

Potential changes in the government spending priorities could have an adverse effect on TSS/Vortech's business.

Our board of directors considered the fact that changes in the U.S. government's spending priorities could adversely affect the business operations of TSS/Vortech. Among other things, our board of directors recognizes that the war on terror will likely receive priority allocations of available government spending during periods when the U.S. is experiencing significant budget deficits. However, our board of directors also believes that the U.S. government has no choice but to continue to spend on core mission-critical facility services, and was attracted to TSS/Vortech because it provides services to intelligence and law enforcement agencies with opportunities to potentially increase TSS/Vortech's services to such agencies.

The risk that our public stockholders would vote against the acquisition and exercise their conversion rights.

Our board of directors considered the risk that our public stockholders would vote against the acquisition and demand conversion their shares of our common stock into cash upon consummation of the acquisition, thereby depleting the amount of cash available to the combined company following the acquisition. Our board of directors deemed this risk to be no worse with regard to TSS/Vortech than it would be for other target companies and believes that TSS/Vortech will still be able to achieve growth even if the maximum number of public stockholders exercised their conversion rights and the combined company received only 80% of the funds deposited in the trust account.

Certain of our officers and directors may have different interests in the merger than the public stockholders.

Our board of directors considered the fact that certain of our officers and directors may have interests in the acquisition that are different from, or are in addition to, the interests of our public stockholders generally, including the matters described under "Interests of Our Directors and Officers in the Acquisition" below. However, this fact would exist with respect to the acquisition of any target company.

After deliberation, our board of directors determined that these potentially negative factors were outweighed by the potential benefits of the acquisition, including the opportunity for our stockholders to share in TSS/Vortech’s future possible growth and anticipated profitability.

Satisfaction of Fair Market Value Requirement

Under our underwriting agreement with Sunrise Securities Corp., as the representative of the underwriters in our initial public offering, the initial target business that we acquire must have a fair market value equal to at least 80% of our net assets at the time of the acquisition. As of June 30, 2006, our net assets were approximately $43,757,000. Therefore, the fair market value of our initial target business must be equal to at least approximately $35,006,000. In approving the acquisition, our board of directors determined that the fair market value of the companies exceeds the fair market value requirement. In general terms, this determination was based upon our board members’ views of standards generally accepted by the financial community, such as actual and potential sales, earnings, cash flow and book value, as reflected in our due diligence investigation of the companies and as discussed above. This conclusion was also based on the preliminary analysis, discussed below, of Business Valuation Center that, based on conditions and considerations described in its analysis, the TSS/Vortech acquisition is fair to FAAC's stockholders from a financial point of view.

If the acquisition proposal and the proposal to amend and restate our Amended and Restated Certificate of Incorporation are adopted, our Certificate of Incorporation will no longer include any requirements with respect to the completion of a business combination.

Fairness Opinion

Prior to its approval of the transaction, our board of directors retained Business Valuation Center, Inc., or BVC, to render an opinion as to whether the consideration to be paid by FAAC in the acquisition is fair to our stockholders from a financial point of view. BVC delivered to us on May 24, 2006, its preliminary analysis that, as of that date and based upon and subject to the assumptions, factors, qualifications and limitations set forth in its preliminary analysis, the consideration to be paid by FAAC in the acquisition is fair to our stockholders from a financial point of view. BVC delivered its opinion on July 31, 2006 in connection with the negotiation and execution of the Second Amended and Restated Membership Interest Purchase Agreement that, subject to the assumptions, factors, qualifications and limitations set forth in the written opinon, the consideration to be paid by FAAC in the acquisition is fair to our stockholders from a financial point of view. A copy of BVC’s opinion is attached to this proxy statement as Annex F and is incorporated into this proxy statement by reference. The description of the BVC opinion set forth below is qualified in its entirety by reference to the full text of the BVC opinion and associated valuation analysis set forth in Annex F.

Valuation Overview

Based upon a review of historical and projected financial data for TSS/Vortech and certain other qualitative data, BVC used several valuation methodologies and analyses to determine ranges of values. BVC used comparable public company, precedent private company acquisition and discounted cash flow analyses to determine ranges of values to derive ranges of equity value for TSS/Vortech. BVC calculated a fair value of TSS/Vortech as of the valuation date of December 31, 2005 as being reasonably represented in the range of $41.4 million to $58.2 million.

While BVC rendered its opinion and provided certain analyses to our board of directors, BVC was not requested to and did not make any recommendation to our board of directors or management as to the specific form or amount of the consideration to be paid by FAAC in the acquisition, which was determined through negotiations between FAAC and the selling members. BVC’s written opinion, which was directed to our board of directors, addresses only the fairness, from a financial point of view, of the consideration to be paid by FAAC in the acquisition, does not address FAAC’s underlying business decision to participate in the acquisition and does not constitute a recommendation to any FAAC stockholder as to how any stockholder should vote with respect to the acquisition.

In connection with rendering its opinion, BVC reviewed, among other things:

1.	the companies audited financial statements for the fiscal years ended December 31, 2005, December 2004 and December 2003;

2.	financial projections prepared by the companies’ management;

3.	the March 1, 2006 letter of intent describing the terms and conditions of the acquisition;

4.	the value range associated with the acquisition consideration to be paid by FAAC;

5.
our public filings with Securities and Exchange Commission (including our annual report to stockholders on Form 10-K for the fiscal year ended December 31, 2005 and quarterly report to shareholders on Form 10-Q for the quarter ended March 31, 2006, which our management has identified as being the most current financial statements available) and certain publicly available information regarding the trading activity and marketplace for our stock;

6.	the unaudited financial statements of the companies for the first quarter 2006;

7.	the historical and present financial performance of both FAAC and the companies;

8.	an analysis of the project future cash flows of the companies and related discounted cash flow models;

9.	a valuation analysis of public companies which operate in similar industry segments to the companies’ and have comparable operating and financial characteristics;

10.	customer contract work in process reports prepared by the companies’ management and related contract backlog information;

11.
an analysis prepared by the companies and FAAC reflecting adjustments to normalize earnings before interest, taxes, depreciation and amortization for non-recurring expenses identified in the income statement for the year ending December 31, 2005;

12.
results of in-depth interviews with the officers and senior management of both FAAC and the companies regarding, FAAC’s and the companies’ respective operations, including historical and forecasted financial performance; and

13.	other reviews and analyses as BVC deemed appropriate and necessary.

BVC advised our board of directors that, in evaluating the fairness of the consideration to be paid by FAAC, BVC performed a variety of financial analyses with respect to the companies. The following is a summary of the material analyses contained in the presentation.

Consideration

BVC assumed for purposes of its analysis that the consideration paid by FAAC in the acquisition will be $38.5 million based on the following: a cash payment of $11.0 million, the assumption of up to $161,000 of the companies’ debt, FAAC common stock equal to $17.5 million less the amount of the assumed debt and the value of the FAAC stock grant shares (defined as 576,559 shares at an average share value of $5.46, or $3,148,012), the stock grant shares totaling 576,559 shares of FAAC common stock and which will be designated by the selling members to be distributed to certain employees of TSS/Vortech as consideration for the execution of employment agreements, and two convertible notes aggregating $10.0 million.

Analysis of comparables to the Companies

BVC compared financial information and valuation ratios relating to the companies to corresponding data and ratios from five small capitalization publicly traded companies BVC deemed comparable to the companies. This group was:

•	Dycom Industries, Inc.
•	MasTec, Inc.
•	Stantec, Inc.
•	The Goldfield Corporation
•	Wireless Facilities Inc.

BVC also compared financial information and valuation ratios relating to the companies to corresponding data and ratios from eight large capitalization publicly traded companies BVC deemed potentially comparable to the companies. This group was:

•  Chicago Bridge & Iron Company
•  Fluor Corporation
•  Foster Wheeler Ltd.
•  Jacobs Engineering Group, Inc.
•  Quanta Service, Inc.
•  The Shaw Group, Inc.
•  URS Corporation
•  Washington Group International, Inc.

No company utilized in the comparable company comparison analysis is identical to the companies. In evaluating the peer groups, BVC made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters. These other matters may include, but are not limited to, the impact of competition on the business of the companies and the industry generally, industry growth and the absence of any adverse material change in the financial condition and prospects of the companies or in the industry or financial markets in general.

BVC calculated certain financial ratios of the comparable companies based on the most recent publicly available information, including multiples of: (1) enterprise value, or EV (which is defined as an entity's market value of equity, plus the book value of its existing debt and preferred stock, less cash and cash equivalents), to revenue; and (2) EV to latest twelve months earnings before interest, taxes, depreciation and amortization, or EBITDA. BVC calculated these multiples for the latest twelve months for which information was publicly available. A summary of results is shown below:

Comparable Small Public Companies
	Low	Mean	Median	High
Enterprise value to latest twelve months revenue	0.49x	0.95x	0.84x	1.67x
Enterprise value to latest twelve months EBITDA	4.73x	9.05x	9.66x	11.38x

Comparable Large Public Companies
	Low	Mean	Median	High
Enterprise value to latest twelve months revenue	0.42x	0.71x	0.61x	1.28x
Enterprise value to latest twelve months EBITDA	13.49x	16.05x	15.03x	26.439x

For its analysis of the companies, BVC derived EV indications by applying selected revenue and EBITDA multiples to estimated operating results provided by the companies and FAAC management for the twelve month period ended December 31, 2005. Based on the above, the resulting indication of equity value (EV as adjusted for cash of $1,737,075 and debt of $233,460) was approximately $45.0 million using the applicable small public company EV ratios and approximately $53.9 million using the applicable large public company EV ratios.

Precedent Merger and Acquisition Analysis

BVC reviewed eleven merger and acquisition transactions that it deemed comparable to the acquisition. It selected these transactions by searching SEC filings, public company disclosures, press releases, industry and popular press reports, databases and other sources and by applying the following criteria:

•  transactions involving private companies with primary SIC codes similar to that of the companies;

•  transactions involving private companies comparable to the companies that are identified above; and

•  transactions in which the company being acquired had a business that BVC deemed similar to the companies.

The transactions reviewed by BVC fell into three distinct categories:

•  public disclosure of private transactions;

•  public company acquisitions; and

•  BVC proprietary transactions.

The following are lists of the comparable transactions BVC used in its analysis:

Private Transactions
Date	Acquirer
Announced		Target
12/5/2005	Arpeggio Acquisition Corp.	Hill International, Inc.
9/15/2005	Stantec, Inc.	Keith Cos., Inc.
1/6/2004	Wireless Facilities, Inc.	High Technology Solutions, Inc.
12/10/2003	CH2M Hill Cos. Ltd.	Lockwood Greene Engineers, Inc.
8/8/2003	NDA	Clearblue Technologies, Inc.
3/10/2003	Tetra Tech, Inc.	Foster Wheeler Environmental Corp.
7/2/2003	Tetra Tech, Inc.	Ardaman & Associates
8/22/2002	URS Corp.	Lear Siegler Services, Inc.
4/2/2002	Tetra Tech, Inc.	Hartman & Associates
2/7/2001	Chicago Bridge & Iron Co.	Pitt Des Moines, Inc.
12/29/2000	Chicago Bridge & Iron Co.	Howe Baker International, Inc.
4/26/2000	GPU, Inc.	MYR Group, Inc.

BVC calculated for each of the transactions the ratio of the EV to latest twelve month revenue and the EV to latest twelve month EBITDA. The median enterprise value of these 12 transactions was $89.73 million. A summary of results is shown below:

PRIVATE COMPANY TRANSACTIONS	Mean	Median
Enterprise value to latest twelve months revenue	0.75x	0.67x
Enterprise value to latest twelve months EBITDA	11.16x	10.72x

Based on the above, the resulting indication of equity value (EV as adjusted for cash of $1,737,075 and debt of $233,460) was approximately $58.2 million using the applicable private company transactions EV ratios.

For its market comparables analysis of public and private guideline companies, BVC derived EV indications by applying selected revenue and EBITDA multiples to estimated operating results provided by the companies and FAAC management for the twelve month period ended December 31, 2005. Based on the above, the resulting indications of equity value ranged from approximately $45.0 million to $58.2 million with an average equity value of approximately $52.4 million and a median equity value of $53.9 million.

Discounted Cash Flow Analysis

In its analysis of the companies, BVC used a discounted cash flow analysis in which it calculated the present value of the projected future cash flows of the companies based on projections provided by the companies and FAAC management. BVC estimated a range of enterprise values for the companies based on the net present value of its implied future annual cash flows and a terminal value for the companies in 2010 that was calculated based upon a capitalization rate applied to debt free net cash flow. BVC applied discount rates of 13.2% and 15.4%. Based on this analysis, the implied equity value ranged from a low of $41.4 million to a high of $50.4 million.

Other Considerations

The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and is therefore not readily susceptible to partial analysis or summary description. In reaching its conclusion as to the fairness of the consideration to be paid by FAAC and in its presentation to the board of directors of FAAC, BVC did not rely on any single analysis or factor described above, assign relative weights to the analyses or factors considered by it, or make any conclusion as to how the results of any given analysis, taken alone, supported its opinion.  BVC believes that its analyses and summary set forth herein must be considered as a whole and that selection of portions of its analyses and of the factors considered by it, without considering all of the analyses and factors, would create an incomplete, misleading and/or inaccurate view of the processes underlying the conclusions set forth in the BVC opinion.

The analyses of BVC are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by the analyses. No companies or transaction used in any analysis for purposes of comparison is identical to the companies. Accordingly, an analysis of the results of the comparisons is not mathematical; rather, it involves complex considerations and judgments about differences in the companies to which the companies were compared and other factors that could affect the public trading value of such companies.

BVC’s opinion was based on the business, economic, market and other conditions as they existed as of May 31, 2006, and on the financial statements, forecasts and projections previously provided to BVC. For purposes of its opinion, BVC relied upon and assumed the accuracy, completeness and fairness of the financial statements and other information provided to it by FAAC and the companies or otherwise made available to it and did not assume responsibility for the independent verification of that information. BVC relied upon the assurances of the management of FAAC and the companies that the information provided to it by FAAC and the companies was prepared on a reasonable basis in accordance with industry practice, and, with respect to financial planning, reflects the best currently available estimates and judgment of FAAC and the companies management and that they are not aware of any information or facts that would make the information provided to BVC incomplete, misleading and/or inaccurate. BVC expressed no opinion as to such financial planning or the assumptions on which it was based. BVC relied on assumptions of FAAC and the companies management regarding management’s estimates.

For purposes of its opinion, BVC assumed that all governmental, regulatory, and other consents and approvals necessary for the consummation of the transaction will be obtained and that no delay, limitations, restrictions or conditions will be imposed that would have an adverse effect on the expected benefits of the transaction to FAAC.

In arriving at its opinion, BVC did not perform any appraisals or valuations of any specific assets or liabilities of the companies, and was not furnished with any such appraisals or valuations. BVC expressed no opinion as to the liquidation value of any entity. BVC expressed no opinion as to the price at which shares of FAAC common stock have traded or at which the shares of FAAC may trade at any future time. The opinion is based on information available to BVC and the facts and circumstances as they existed and were subject to evaluation on the date of the opinion. Events occurring after that date could materially affect the assumptions used in preparing the opinion. BVC has not undertaken to and is not obligated to affirm or revise its opinion or otherwise comment on any events occurring after the date it was given.

BVC expressed no view with respect to the tax treatment that will be required to be applied to the proposed acquisition. BVC relied on advice of outside counsel of FAAC and the independent accountants to FAAC and the companies, and on the assumptions of FAAC and the companies management, as to all legal, tax and financial reporting matters with respect to FAAC, the companies and the membership interest purchase agreement.

BVC was not requested to opine as to, and the opinion does not address, the basic business decision to proceed with or effect the proposed acquisition. BVC expressed no opinion as to whether any alternative transaction might produce superior benefits to FAAC. BVC’s opinion relates solely to the aggregate consideration payable by FAAC.

FAAC retained BVC based upon BVC experience in the valuation of businesses in connection with transactions such as the proposed acquisition.

BVC has no material prior relationship with FAAC or its affiliates. However, BVC, as a customary part of its investment banking business, evaluates businesses and their securities in connection with mergers and acquisitions, private placements and valuations for estate, corporate and other purposes. In addition, FAAC also engaged BVC to help allocate the purchase price of the acquisition across asset classes for accounting purposes. Under the terms of BVC’s engagements with FAAC, FAAC agreed to pay an aggregate fee of $80,000 for its valuation and asset allocation services. No portion of BVC’s fee is contingent upon the conclusions reached in its opinion.

U.S. Federal Income Tax Consequences of the Acquisition

The following discusses the U.S. federal income tax consequences of our acquisition of TSS/Vortech. This discussion is based on the U.S. Internal Revenue Code of 1986, as amended, or the Code. The statements set forth in this section as to tax consequences of the transaction to our common stockholders are those of FAAC. We do not intend to obtain an opinion of counsel with respect to such matters. Accordingly, you should consult your personal tax advisor as to the tax consequences of the transaction.

Our common stockholders who do not exercise their conversion rights will continue to hold their common stock and as a result will not recognize any gain or loss from the acquisition.

Common stockholders who exercise their conversion rights will recognize gain or loss to the extent that the amount received by such common stockholders upon conversion is greater than or less than, respectively, such stockholder’s tax basis in their shares. A stockholder’s tax basis in the shares generally will equal the cost of the shares. A stockholder that purchased our units will have to allocate the cost between the shares and the warrants of the units based on their relative fair market values at the time of the purchase. Assuming the shares are held as a capital asset, the gain or loss will be capital gain or loss and will be long-term capital gain or loss if such stockholder’s holding period in the shares is longer than one year.

Regulatory Matters

The acquisition and the transactions contemplated by the purchase agreement are not subject to any federal, state or provincial regulatory requirement or approval.

Consequences If Acquisition Proposal Is Not Approved

If the acquisition proposal is not approved by the stockholders, we will not acquire TSS/Vortech. However, our trust account in which a substantial portion of the net proceeds of our initial public offering are held will be liquidated if we do not consummate a business combination by January 20, 2007. In any liquidation, the net proceeds of our initial public offering held in the trust account, plus any interest earned thereon, will be distributed pro rata to our public stockholders.

Required Vote

The acquisition does not require stockholder approval under Delaware law. However, under our Amended and Restated Certificate of Incorporation, the acquisition must be approved by a majority of the votes cast at the special meeting, in person or by proxy, in respect of shares of our common stock issued in our initial public offering or purchased in the aftermarket. Thus, votes in respect of shares issued other than in the public offering are not counted for this purpose. None of our directors or officers purchased shares in our initial public offering or in the aftermarket.

Additionally, notwithstanding the approval of the acquisition, we will not proceed with the acquisition if public stockholders owning 20% or more of the shares sold in our initial public offering (1,560,000 or more of such shares) exercise their conversion rights.

Approval of the acquisition is not conditioned upon the adoption of the amendment proposal, the incentive compensation plan proposal, the nomination proposal or the adjournment proposal.

Recommendation

AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” APPROVAL OF THE ACQUISITION, SUBSTANTIALLY ON THE TERMS SET FORTH IN THE PURCHASE AGREEMENT, AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE PURCHASE AGREEMENT.

Interest of Our Directors and Officers in the Acquisition

In considering the recommendation of our board of directors to vote for the proposal to adopt the acquisition, you should be aware that certain members of the our board of directors, and their affiliates and associates, have agreements or arrangements that provide them with interests in the acquisition that differ from, or are in addition to, those of stockholders generally. In particular:

•
If the acquisition is not approved and we fail to consummate an alternative transaction within the time allotted pursuant to our Amended and Restated Certificate of Incorporation and we are therefore required to liquidate, the shares of common stock beneficially owned by our executive officers and directors, and their affiliates and associates, that were acquired prior to our initial public offering may be worthless because no portion of the net proceeds of our initial public offering that may be distributed upon our liquidation will be allocated to such shares. These shares collectively have a market value of approximately $9,163,000 based on our share price of $5.39 as of June 30, 2006. However, the 1,700,000 shares acquired prior to our initial public offering by these individuals cannot be sold prior to July 13, 2008, during which time the value of the shares may increase or decrease. Similarly, the warrants to purchase our common stock held by our executive officers and directors, and their affiliates and associates, with an aggregate market value of $300,000 as of June 30, 2006, may become worthless if the acquisition is not approved and we fail to consummate an alternative transaction within the time allotted pursuant to its certificate of incorporation.

•
After the completion of the acquisition, it is expected that the directors will continue to serve on our board of directors and will be compensated for such services in such manner, and in such amounts, as our board of directors may determine to be appropriate. The directors include our current senior executives, who will take a substantially reduced role with us, will be actively engaged in other business matters outside of FAAC, and will only work on FAAC-related matters on a part-time basis.

Our board of directors was aware of these agreements and arrangements during its deliberations on the merits of the acquisition and in determining to recommend to our stockholders that they vote for the adoption of the acquisition proposal.

THE PURCHASE AGREEMENT

The following description summarizes the material provisions of the membership interest purchase agreement. Stockholders should read carefully the membership interest purchase agreement, which is attached as Annex A to this proxy statement.

The membership interest purchase agreement has been included to provide you with information regarding its terms. It is not intended to provide any other factual information about us. Such information can be found elsewhere in this proxy statement and in the other public filings we make with the Securities and Exchange Commission, or SEC, which are available without charge at www.sec.gov.

The membership interest purchase agreement contains representations and warranties which we, on the one hand, and VTC, Vortech and their respective members, on the other hand, have made to one another and are for the benefit of such parties only, and may not be relied upon by any other person. The assertions embodied in the representations and warranties contained in the membership interest purchase agreement are qualified by information in disclosure schedules to the membership interest purchase agreement. While we do not believe that the disclosure schedules contain information the securities laws require us to publicly disclose, the disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the membership interest purchase agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, since the representations and warranties are subject in important respects to the underlying disclosure schedules. The disclosure schedules contain nonpublic information. Information concerning the subject matter of the representations and warranties may have changed since the date of the membership interest purchase agreement, and subsequent information may or may not be fully reflected in our public disclosures. Information concerning the subject matter of the representations and warranties contained in the membership interest purchase agreement may have changed since the date of the membership interest purchase agreement.

General; Structure of the Acquisition

On June 5, 2006, we entered into the membership interest purchase agreement with VTC, Vortech and their respective members and Thomas P. Rosato as the members’ representative, on June 26, 2006, we and each of the other parties entered into an amended and restated membership interest purchase agreement, and on July 31, 2006 we and each of the other parties entered into a second amended and restated membership interest purchase agreement (the “purchase agreement”). Upon completion of the acquisition, we will own all of the issued and outstanding membership interests in each of VTC and Vortech. VTC, Vortech and their respective members have approved the membership interest purchase agreement and, therefore, no further action need be taken by the members to approve the acquisition.

Purchase Price - Payment

The purchase price payable on the closing date for all the membership interests in VTC and Vortech consists of up to $38.5 million (subject to certain working capital adjustments), payable as follows:

•	$11.0 million in cash (referred to herein as the cash consideration) payable at closing, subject to a working capital adjustment and the escrow provisions described below;

•	the assumption of up to $161,000 of the VTC’s and Vortech’s debt;

•	up to 3,205,128 shares of our common stock (valued at $5.46 per share), as reduced by the amount of any debt assumed by FAAC; and

•	$10.0 million in two convertible promissory notes of $5.0 million each.

None of the shares issuable in the acquisition or under the employment agreements will be registered, but the shares issued to the selling members will be the subject of a registration rights agreement entered into at the closing of the acquisition. See “Registration Rights Agreement”.

Of the 3,205,128 shares of our common stock to be issued at closing, 576,559 shares will be issued to certain employees of the companies under restricted stock grants, 67,825 shares will be issued to Evergreen Capital LLC as partial payment of certain brokerage fees and the remaining 2,560,744 shares (as reduced for the assumption of up to $161,000 of debt) will be issued to the selling members of VTC and Vortech as consideration for their respective membership interests in the companies. All 2,560,744 shares of our common stock issued to the selling members will be subject to a lock-up agreement restricting the sale or transfer of those share through July 13, 2008 and will be held in escrows maintained by an escrow agent (2,487,484 shares to be held in a general indemnity escrow and 73,260 shares to be held in a balance sheet escrow). The 576,559 shares of our stock to be issued to certain employees as restricted stock grants will be subject to forfeiture if the receiving employee terminates his employment within three years of the closing of the acquisition, in which event the forfeited shares will be delivered to the selling members.

Each convertible promissory note bears interest at six percent per year and has a term of five years. Interest only is payable during the first two years of each note with principal payments commencing on the second anniversary of the note and continuing throughout the balance of the term of the note in equal quarterly installments of $416,667. At any time after the sixth month following the closing of the acquisition, the notes are convertible by the selling members into shares of our common stock at a conversion price of $7.50 per share. At any time after the sixth month following the closing of the acquisition, the notes are automatically convertible if the average closing price of our common stock for 20 consecutive trading days equals or exceeds $7.50 per share.

In addition, at the closing of the acquisition, we will enter into employment agreements with each of the selling members. Under these agreements, each selling member will be entitled to initial annual base compensation of $425,000, an annual bonus of up to 50% of his base compensation, and if during the period from the closing of the acquisition through July 13, 2008 the market price of our common stock reaches certain thresholds, up to $5.0 million in shares of our common stock. For a more detailed discussion of the employment agreements, please see “Directors and Executive Officers of Fortress America Acquisition Corporation Following the Acquisition - Employment Agreements” on page __.

Escrow Amounts

At the closing of the acquisition, portions of the stock otherwise payable to the selling members will be are being deposited into escrow accounts with an escrow agent as follows:

•	2,487,484 shares of our common stock to secure the selling members’ indemnification obligations; and
•	73,260 shares of our common stock to secure post-closing adjustments to the purchase price in our favor.

See “Escrow Agreements” on page ____.

Working Capital - Purchase Price Adjustment

At the closing of the acquisition, the share consideration will be increased to the extent that the companies’ net working capital on the closing date exceeds $1.0 million, and will be decreased to the extent that their net working capital is less than $1.0 million. Net working capital is defined in the purchase agreement as the amount by which the companies’ current assets (excluding cash and including accounts receivable, notes receivable, prepaid expenses, inventory and other current assets) exceeds their current liabilities (excluding certain types of indebtedness).

For purposes of the closing, the companies’ net working capital preliminarily shall be determined to be as shown on a balance sheet and a calculation of the companies’ net working capital to be prepared by the companies and provided to FAAC prior to closing. Following the closing, the preliminary closing balance sheet and calculation of net working capital shall be reviewed by Grant Thornton LLP (or equivalent firm selected by FAAC). To the extent that the post closing review of the closing balance sheet and calculation of closing net working capital results in suggested changes, the purchase agreement provides a mechanism by which disputes with respect to any such adjustments are to be handled. Post closing adjustments that reduce the companies’ closing net working capital below the preliminary closing net working capital amount will result in cash being paid to FAAC from the closing balance sheet escrow established under the purchase agreement, to the extent of the escrow (with any amounts remaining in the balance sheet escrow payable to the selling members) and with any adjustment in excess of amount in the balance sheet escrow paid from the balance sheet escrow to the extent of the balance sheet escrow and then by the selling members (and if the selling members do not pay, then from the general indemnity escrow). Post closing adjustments that increase the companies’ closing net working capital above the preliminary closing net working capital will result in additional cash being paid by FAAC to the selling members (and all amounts in the balance sheet escrow being paid to the selling members). There is no limit to the amount by which the cash consideration may be adjusted upward or downward to reflect the amount by which closing net working capital is greater or less than $1.0 million. The $1.0 million closing net working capital amount was negotiated in good faith by FAAC and the companies and represents what FAAC and the companies agree is the normalized net working capital of the companies based on their current operations. Since the $1.0 million closing net working capital amount was negotiated and is normalized, it is not anticipated that (i) the closing net working capital will be substantially below the $1.0 million amount, (ii) the closing cash will be significantly adjusted downward for a shortfall in closing net working capital, or (iii) any downward adjustment in the purchase price for a shortfall in closing net working capital will affect the FAAC’s board’s determination that the companies are worth at least 80% of FAAC’s net assets. See “Approval of the Acquisition and the Other Transactions Contemplated by the Purchase Agreement - Satisfaction of Fair Market Value Requirement” on page  .

Closing of the Acquisition

The closing of the acquisition will take place on the third business day following the satisfaction of the conditions described below under “Conditions to the Completion of the Acquisition,” unless we agree to another date.

Representations and Warranties

The membership interest purchase agreement contains a number of representations and warranties that the companies and the selling members made to us and which we made to the selling members. The representations and warranties made by the companies and the selling members relate to:

•	proper corporate organization and power of the companies;

•	authority of each to the companies to execute the purchase agreement and related documents and enforceability of the membership interest purchase agreement against TSS, Vortech and the members;

•	absence of conflicts or violations under organizational documents of TSS and Vortech, certain agreements and applicable laws or decrees;

•	absence of required consents or approvals related to the execution and delivery of the stock purchase agreement and related documents;

•	financial information and absence of undisclosed liabilities;

•	related party transactions;

•	absence of indebtedness between TSS and Vortech and their respective officers, directors, shareholders and employees;

•	absence of material adverse charges or events since December 31, 2005;

•	absence of certain third-party business relationships (cooperative business arrangements, letters of intent, non-competition agreements and non-disclosure agreements);

•	capital structure of TSS and Vortech;

•	title to membership interests in TSS and Vortech;

•	Articles of Organization, Operating Agreements and entity records for each of TSS and Vortech;

•	sufficiency of, title to and condition of assets of TSS and Vortech;

•	description of real property and leasehold interests of the companies and liens;

•	description of personal property of the companies and security interests;

•	intellectual property rights and matters of TSS and Vortech;

•	status of contracts (other than government contracts);

•	government contracts;

•	retention of customers;

•	contract backlog;

•	compliance of TSS and Vortech with applicable laws;

•	environmental matters;

•	licenses and permits;

•	absence of certain business practices (Foreign Corrupt Practices Act);

•	litigation;

•	personnel matters;

•	labor matters;

•	ERISA;

•	tax matters;

•	insurance;

•	bank accounts of the companies;

•	powers of attorney;

•	absence of brokers or finders;

•	sufficiency of security clearances;

•	absence of various transactions since December 31, 2005; and

•	completeness of disclosure.

The representations and warranties made by us relate to:

•	proper organization and power of FAAC;

•	authority and enforceability;

•	absence of conflicts or violations under organizational documents, certain agreements and applicable laws or decrees;

•	absence of consents and approvals;

•	authorization of ability to pay portion of purchase price in shares of common stock;

•	capitalization of FAAC;

•	compliance of FAAC with securities laws;

•	litigation;

•	absence of brokers or finders; and

•	completeness of disclosure.

Materiality and Material Adverse Effect

Several of the representations and warranties of the companies and the selling members are qualified by materiality or material adverse effect.

Interim Operations Relating to the Companies

The selling members have agreed to cause the companies, prior to completion of the acquisition, to conduct its business in the ordinary course and to use reasonable efforts to preserve current relationships with customers, employees and suppliers.

No Solicitation

The Companies and the selling members have agreed, from the date of the membership interest purchase agreement and until the closing of the acquisition, or if earlier, the termination of the membership interest purchase agreement, not to, directly or indirectly through any officer, director, employee, representative or agent, solicit, initiate, entertain or encourage any proposal or offer from, or engage in any negotiations with any person other than us, or agree to, approve or recommend, any proposal for a business combination other than with us.

Access to Information

The selling members will cause the companies to afford us and our representatives, prior to completion of the acquisition, reasonable access during normal business hours to all of the companies’ offices, facilities, books and records of the companies.

Reasonable Efforts; Notification

We have agreed with the selling members and the companies to use best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable to consummate the acquisition and the transactions contemplated by the membership interest purchase agreement at the earliest possible date.

Indemnification

The selling members have agreed to hold us and our representatives, successors and permitted assigns harmless for any damages, whether as a result of any third party or otherwise, and which arise from or in connection with any breach by either of the companies and/or the selling members of any representations, warranties, covenants or obligations under the membership interest purchase agreement and certain tax liabilities. We have agreed to hold harmless members for any breach of our representations, warranties or covenants under the membership interest purchase agreement, certain tax liabilities and post-closing liabilities of the companies (except for liabilities for which the selling members are indemnifying us). Subject to certain exceptions, claims made against the selling members may be asserted only if a claim exceeds $8,000 and the aggregate amount of all claims exceeds $175,000. In addition to the general indemnity escrow, the selling members in certain instances have personal liability for indemnification claims; provided that the aggregate indemnification liability of the selling members shall not exceed $5 million. The representations and warranties of the parties under the membership interest purchase agreement will survive the closing until eighteen months following the closing of the acquisition; however, certain representations and warranties will survive for a longer period. Claims may be made against us only once the aggregate amount of claims exceeds $100,000.

In addition to the general indemnification described above, the selling members have agreed to indemnify us for certain costs related to the termination of certain related party transactions; for the amount of certain medical claims and administrative costs incurred by us to the extent such amounts exceed reserves and are not covered by insurance; and for any costs or liability associated with certain threatened litigation.

Fees and Expenses

Except as provided in the membership interest purchase agreement, each of the selling members, on the one hand, and we, on the other, shall be responsible for their own fees and expenses (including, without limitation, legal and accounting fees and expenses) in connection with the membership interest purchase agreement and the transactions contemplated thereby. The fees and expenses of the escrow agent shall be paid out of the funds to be escrowed, provided that the selling members, on the one hand, and we, on the other hand, will split equally any fees and expenses in excess of the funds to be escrowed.

Public Announcements

We have agreed with the companies and the selling members that no public statement will be made prior to closing about the acquisition, the membership interest purchase agreement or any transactions contemplated by the membership interest purchase agreement, and, following closing, that no public statement shall be made without the prior consent of the other parties.

Conditions to the Completion of the Acquisition

Each of our and the selling members’ obligations to effect the acquisition is subject to the satisfaction or waiver of specified conditions before completion of the acquisition, including the following:

Conditions to All Parties’ Obligations

The obligations of all parties to the acquisition are subject to the following conditions:

•	no order or injunction enjoining the acquisition;

•	no statute, rule, order or decree shall have been enacted or promulgated that would prohibit the acquisition or limit the ownership of the companies;

•	receipt of certain consents;

•	entering into the escrow agreements;

•	no litigation regarding the acquisition shall be pending or threatened; and

Conditions to Our Obligations

Our obligations to effect the acquisition are further subject to the following conditions:

•	representations and warranties of the companies and the selling members shall be true and correct in all material respects;

•	the companies and the selling members shall have performed all of their respective obligations under the membership interest purchase agreement;

•	no material adverse change in the business, operations, property, contracts, customer relations or condition, financial or otherwise, of the companies;

•	delivery of certain documents as required in the membership interest purchase agreement;

•	certain actions are taken as set forth in the disclosure schedules to the membership interest purchase agreement;

•	approval of the acquisition by our stockholders;

•	termination of the companies Phantom Membership Interest Plan and the delivery of signed releases from all participants;

•	all indebtedness of the companies shall be paid in full;

•	all costs of the selling members and the companies relating to the acquisition shall be paid in full;

•	“comfort letters” shall have been delivered to us in customary form from McGladrey & Pullen;

•	we shall have received a release from Evergreen Capital LLC stating that certain fees owed as a result of the acquisition have been paid;

•	we shall have received Employment Agreements signed by each of Thomas P. Rosato and Gerard J. Gallagher;

•	we shall have received Employment Agreements signed by not less than 50% of certain designated “key employee;”

•	we shall have received certain documentation signed by the selling members relating to their receipt of our stock as partial consideration for the sale of the membership interests;

•	we shall have received the Voting Agreement signed by the selling members;

•
certain identified contracts with parties related to the companies and/or the selling members are terminated and the delivery to us of signed termination agreements, in form satisfactory to us, terminating those related party contracts; and

•
we shall have received and approved both a fully signed lease between VTC and TPR Realty Group Re III, L.L.C. for the new headquarters for VTC and an appraisal indicating that the economic terms of the new headquarters lease are at or below market.

Conditions to Obligations of the Selling Members

The obligation of the selling members to effect the acquisition is further subject to the following conditions:

•	our representations and warranties shall be true and correct in all material respects;

•	we shall have performed all of our obligations under the membership interest purchase agreement;

•	the selling members shall have received certain documents as required in the membership interest purchase agreement;

•	the selling members shall have received documents implementing the Voting Agreement; and

•	Certain transfers of property required by the membership interest purchase agreement shall have occurred.

Termination

The membership interest purchase agreement may be terminated prior to the closing of the acquisition, as follows:

•	at any time, by mutual written agreement;

•
at any time after January 20, 2007, by either the selling members or us if the closing shall not have occurred for any reason other than a breach of the membership interest purchase agreement by the terminating party;

•
by us, if there is a material breach of any agreement, representation or warranty by the selling members under the membership interest purchase agreement that renders the satisfaction of any condition to our obligations impossible and such breach is not waived by us;

•
by the selling members, if there is a material breach by us of any agreement, representation or warranty under the membership interest purchase agreement that renders the satisfaction of any condition to the obligations of the selling members impossible and such breach is not waived by the selling members; and

•	by either us or the selling members if a court of competent jurisdiction permanently restrains or prohibits the acquisition.

Effect of Termination

In the event the membership interest purchase agreement is terminated:

•	we are obligated to return all documents and work papers obtained from the companies or the selling members;

•	all filings with any government agencies shall be withdrawn, to the extent practicable;

•	certain confidentiality obligations will survive closings; and

•	no party shall be relieved of any liability for willful breach of the membership interest purchase agreement.

Assignment

Subject to certain exceptions, the membership interest purchase agreement may not be assigned by any party without prior written consent of the other party.

Amendment

The membership interest purchase agreement may not be amended or modified except by an instrument in writing signed on behalf of the party against whom enforcement of such change is sought.

ESCROW AGREEMENTS

Pursuant to the membership interest purchase agreement, on the closing date of the acquisition the parties involved in the acquisition will enter into two separate escrow agreements (referred to in this proxy statement as the “escrow agreements”) with the escrow agent to secure certain post-closing obligations of the selling members. The following descriptions summarize the material provisions of each escrow agreement. Stockholders should read carefully each escrow agreement, attached to this proxy statement as Annex B-1 and B-2 respectively.

Balance Sheet Escrow Agreement

On the closing date of the acquisition, we will enter into a Balance Sheet Escrow Agreement with the selling members, represented by Thomas P. Rosato as the selling members’ representative, and the escrow agent. On the closing date, we will deposit with the escrow agent 73,260 shares of our common stock to secure any post-closing adjustments in the purchase price in our favor. The Balance Sheet Escrow Agreement is attached to this proxy statement as Annex B-1.

General Indemnity Escrow Agreement

On the closing date of the acquisition, we will enter into a General Indemnity Escrow Agreement with members, represented by Thomas P. Rosato as the selling members’ representative, and the escrow agent. On the closing date, we will deposit with the escrow agent 2,560,744 shares of our common stock to secure certain indemnification obligations of the selling members under the membership interest purchase agreement. The General Indemnity Escrow Agreement is attached to this proxy statement as Annex B-2.

REGISTRATION RIGHTS AGREEMENT

Upon the closing of the acquisition pursuant to the purchase agreement, we will enter into a registration rights agreement with the selling members. The following description of the registration rights agreement describes the material terms of the registration rights agreement but does not purport to describe all the terms of the agreement. The complete text of the registration rights agreement is attached as Exhibit C to this proxy statement and is incorporated by reference into this proxy statement. We encourage all stockholders to read the registration rights agreement in its entirety.

General

Pursuant to the purchase agreement, the selling members will receive 2,560,744 shares of our common stock (referred to in this proxy statement, together with other shares issued to the selling members, as the “registerable securities”). We agreed to provide the selling members certain registration rights in relation to the registerable securities.

Demand Registration Rights

The holdings of a majority-in-interest of the registerable securities may make a written demand for registration under the Securities Act of all or part of their registerable securities. Additionally, if elected by a majority-in-interest of the demanding stockholders, the registration shall be made pursuant to an underwritten offering. We shall not be obligated to effect more than an aggregate of two demand registrations under the registration rights agreement.

Piggy-back Registration Rights

If at any time after the date of the registration rights agreement we propose to file a registration statement under the Securities Act of 1933, as amended, with respect to an offering of equity securities, either for our own account or for the account of any of our stockholders, then the selling members shall have the right to include their shares of common stock in the registration statement, subject to specific limitations as set forth in the registration rights agreement.

Form S-3 Registration Rights

The selling members shall have the right at any time to require on an unlimited number of occasions that we register any or all of their shares of our common stock on a “Form S-3” or any similar short-form registration which is available to us at the time. In addition to any other limitations set forth in the registration rights agreement, the aggregate offering to the public must be at least $0.5 million.

Indemnification

We have agreed to indemnify the selling members from and against liabilities arising out of or based upon any untrue statement of a material fact, or any omission to state a material fact necessary to make statements in the registration statement not misleading, or any violation by us of the Securities Act of 1933, as amended, except if such statement or omission was made by us in reliance upon and in conformity with information furnished to us in writing by a selling member for use in a registration statement. The selling members have agreed to indemnify us from and against liabilities arising out of or based upon an untrue statement of a material fact contained in any registration statement, or any omission to state a material fact necessary to make statement in the registration statement not misleading, if the statement or omission was made by us in reliance upon and in conformity with information furnished in writing to us by the selling members for use in a registration statement.

LOCK-UP AGREEMENT

Upon the closing of the acquisition pursuant to the purchase agreement, we will enter into a lock-up agreement with the selling members. The following description of the lock-up agreement describes the material terms of the lock-up agreement but does not purport to describe all the terms of the agreement. The complete text of the lock-up agreement is attached as Annex B-3 to this proxy statement and is incorporated by reference into this proxy statement. We encourage all stockholders to read the lock-up agreement in its entirety.

Under the terms of the lock-up agreement, the selling members agree that they will not sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities Exchange Commission or enter into any arrangement that transfers to another any of the economic consequences of ownership of the registerable securities until July 13, 2008. Our founding stockholders previously agreed to a substantially similar lock-up agreement.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated balance sheet combines our historical balance sheets and those of TSS/Vortech as of March 31, 2006, giving effect to the transactions described in the purchase agreement as if they had occurred on March 31, 2006. The following unaudited pro forma condensed consolidated statements of operations combine (i) our historical statement of operations for the three months ended March 31, 2006 with those of TSS/Vortech and (ii) our historical statement of operations for the 12 months ended December 31, 2005 with those of TSS/Vortech, in each case giving effect to the acquisition as if it had occurred on January 1, 2005.

The unaudited pro forma condensed balance sheet has been prepared using two different levels of approval of the transaction by the FAAC stockholders, as follows:

•	Assuming Maximum Approval: This presentation assumes 100% of FAAC stockholders approve the acquisition; and

•	Assuming Minimum Approval: This presentation assumes that only 80.01% of FAAC stockholders approve the acquisition.

Under the purchase method of accounting, the preliminary purchase price has been allocated to the net tangible and intangible assets acquired and liabilities assumed, based upon preliminary estimates, which assume that historical cost approximates fair value of the assets and liabilities of TSS/Vortech. As such management estimates that a substantial portion of the excess purchase price will be allocated to non-amortizable intangible assets. These estimates are subject to change upon the finalization of the valuation of certain assets and liabilities and may be adjusted in accordance with the provisions of Statement of Financial Accounting Standard (“SFAS”) No. 141, Business Combinations.

We are providing this information to aid you in your analysis of the financial aspects of the acquisition. The unaudited pro forma condensed consolidated financial statements described above should be read in conjunction with our historical financial statements and those of TSS/Vortech and the related notes thereto. The pro forma adjustments are preliminary and the unaudited pro forma information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the acquisition taken place on the dates noted, or our future financial position or operating results.

Unaudited Condensed Consolidated Balance Sheet
	March 31, 2006
	Assuming Maximum Approval

	FAAC	TSS/ Vortech	Pro Forma Adjustments		Pro Forma Combined
Assets
Cash	$871,760	$6,101,760	$43,047,747	a	$36,661,028
			(10,817,807)	b
			(2,360,239)	b
			(54,155)	c
			(128,038)	c
Investments held in Trust Fund	43,047,747		(43,047,747)	a	0
Accounts receivable		6,540,679			6,540,679
Costs in excess of billings		1,196,172			1,196,172
Prepaid expenses	26,164	9,500			35,664
Due from affiliated entities		59,954			59,954
Total current assets	43,945,671	13,908,065	(13,360,239)		44,493,497
Deferred tax asset	217,070				217,070
Property and equipment - net		491,924			491,924
Due from affiliated entities		340,997			340,997
Other assets - Goodwill		106,486	36,594,270	b	36,594,270
			(106,486)	b
Total assets	$44,162,741	$14,847,472	$23,127,545		$82,137,758
Liabilities and
stockholders' equity
Accounts payable and
accrued expenses	$130,362	$8,515,983			$8,646,345
Income taxes payable	354,286				354,286
Deferred interest on investments	216,649		(216,649)	d1	0
Billings in excess of costs		1,959,034			1,959,034
Total current liabilities	701,297	10,475,017	(216,649)		10,959,665
Notes payable - including
current portion		215,155	10,000,000	b	10,161,000
			(54,155)	c
Deferred compensation		128,038	(128,038)	c	0
Total liabilities	701,297	10,818,210	9,601,158		21,120,665

Common stock subject to possible conversion	8,388,604		(8,388,604)	d1	0

Stockholders'/members' equity
Common Stock,
$.0001 par value	955		318	b	1,273
Additional paid in capital	34,819,062		17,338,682	b	60,546,348
			8,388,604	d1
Members' equity		4,029,262	(4,029,262)	b	0
Income accumulated during
the development stage	252,823		216,649	d1	469,472
Total stockholders' equity	35,072,840	4,029,262	21,914,991		61,017,093
Total liabilities and stockholders' equity	$44,162,741	$14,847,472	$23,127,545		$82,137,758

Unaudited Condensed Consolidated Balance Sheet
	March 31, 2006
	Assuming Minimum Approval
	FAAC	TSS/ Vortech	Pro Forma Adjustments		Pro Forma Combined
Assets
Cash	$871,760	$6,101,760	$43,047,747	a	$28,055,775
			(10,817,807)	b
			(2,360,239)	b
			(54,155)	c
			(128,038)	c
			(8,388,604)	d2
			(216,649)	d2
Investments held in Trust Fund	43,047,747		(43,047,747)	a	0
Accounts receivable		6,540,679			6,540,679
Costs in excess of billings		1,196,172			1,196,172
Prepaid expenses	26,164	9,500			35,664
Due from affiliated entities		59,954			59,954
Total current assets	43,945,671	13,908,065	(21,965,492)		35,888,244
Deferred tax asset	217,070				217,070
Property and equipment - net		491,924			491,924
Due from affiliated entities		340,997			340,997
Other assets - Goodwill		106,486	36,594,270	b	36,594,270
			(106,486)	b
Total assets	$44,162,741	$14,847,472	$14,522,292		$73,532,505
Liabilities and stockholders' equity
Accounts payable and
accrued expenses	$130,362	$8,515,983			$8,646,345
Income taxes payable	354,286				354,286
Deferred interest on investments	216,649		(216,649)	d2	0
Billings in excess of costs		1,959,034			1,959,034
Total current liabilities	701,297	10,475,017	(216,649)		10,959,665
Notes payable - including
current portion		215,155	10,000,000	b	10,161,000
			(54,155)	c
Deferred compensation		128,038	(128,038)	c	0
Total liabilities	701,297	10,818,210	9,601,158		21,120,665

Common stock subject to possible conversion	8,388,604		(8,388,604)	d2	0

Stockholders'/members' equity
Common Stock,	955		318	b	1,118
$.0001 par value			(155)	d2
Additional paid in capital	34,819,062		17,338,682	b	52,157,899
			155	d2
Members' equity		4,029,262	(4,029,262)	b	0
Income accumulated during
the development stage	252,823				252,823
Total stockholders' equity	35,072,840	4,029,262	13,309,738		52,411,840
Total liabilities and stockholders' equity	$44,162,741	$14,847,472	$14,522,292		$73,532,505

Unaudited Pro Forma Condensed Consolidated Statement of Operations and Per Share Data
Three Months ended March 31, 2006
Assuming Maximum Approval

	FAAC	TSS/ Vortech	Pro Forma Adjustments		Pro Forma Combined

Sales	$-	$16,280,322			$16,280,322
Cost of sales	-	(13,211,827)			(13,211,827)

Gross profit	-	3,068,495			3,068,495

Selling, general and
administrative expenses		(1,652,775)	(521,686)	e1	(2,174,461)
Formation and operating costs	(176,202)				(176,202)

Operating income	(176,202)	1,415,720	(521,686)		717,832

Interest expense		(4,965)	(150,000)	f	(154,965)
Interest income	361,561		88,745	d1	333,226
			(117,080)	g

Net income before taxes	185,359	1,410,755	(700,021)		896,093

State and federal income taxes	(63,022)		(295,415)	h	(358,437)

Net income	$122,337	$1,410,755	($995,436)		$537,656

Weighted average number
of shares outstanding:
Basic	9,550,000			i	12,725,641

Diluted	9,550,000			i	13,907,896

Net income per share
Basic	$0.01				$0.04*

Diluted	$0.01				$0.04*

*Includes charges of $0.01 per share related to stock-based compensation expense under the purchase agreement.

Unaudited Pro Forma Condensed Consolidated Statement of Operations
Three Months ended March 31, 2006
Assuming Minimum Approval

	FAAC	TSS/ Vortech	Pro Forma Adjustments		Pro Forma Combined

Sales	$-	$16,280,322			$16,280,322
Cost of sales	-	(13,211,827)			(13,211,827)

Gross profit	-	3,068,495			3,068,495

Selling, general and
administrative expenses		(1,652,775)	(521,686)	e1	(2,174,461)
Formation and operating costs	(176,202)				(176,202)

Operating income	(176,202)	1,415,720	(521,686)		717,832

Interest expense		(4,965)	(150,000)	f	(154,965)
Interest income	361,561		(94,006)	g	267,555

Net income before taxes	185,359	1,410,755	(765,692)		830,422

State and federal income taxes	(63,022)		(269,147)	h	(332,169)

Net income	$122,337	$1,410,755	($1,034,839)		$498,253

Weighted average number
of shares outstanding:
Basic	9,550,000			i	11,166,421

Diluted	9,550,000			i	12,348,676

Net income per share
Basic	$0.01				$0.04*

Diluted	$0.01				$0.04*

*Includes charges of $0.01 per share related to stock-based compensation expense under the purchase agreement.

Unaudited Pro Forma Condensed Consolidated Statement of Operations and Per Share Data
Twelve Months ended December 31, 2005
Assuming Maximum Approval

	FAAC	TSS/ Vortech	Pro Forma Adjustments		Pro Forma Combined

Sales	$-	$58,632,293			$58,632,293
Cost of sales	-	(50,056,924)	3,436,095	e2	(46,620,829)

Gross profit	-	8,575,369	3,436,095		12,011,464

Selling, general and
administrative expenses		(5,647,897)	(1,673,096)	e2	(7,320,993)
Formation and operating costs	(319,694)				(319,694)

Operating income	(319,694)	2,927,472	1,762,999		4,370,777

Interest expense		(35,184)	(600,000)	f	(635,184)
Interest income	525,430		127,904	d1	483,467
			(169,867)	g

Net income before taxes	205,736	2,892,288	1,121,036		4,219,060

State and federal income taxes	(74,194)		(1,613,430)	h	(1,687,624)

Net income	$131,542	$2,892,288	($492,394)		$2,531,436

Weighted average number
of shares outstanding:
Basic	5,107,534			i	12,725,641

Diluted	5,107,534			i	13,091,266

Net income per share
Basic	$0.03				$0.20*

Diluted	$0.03				$0.19*

*Includes charges of $0.05 per share related to stock-based compensation expense under the purchase agreement.

Unaudited Pro Forma Condensed Consolidated Statement of Operations
Twelve Months ended December 31, 2005
Assuming Minimum Approval

	FAAC	TSS/ Vortech	Pro Forma Adjustments		Pro Forma Combined

Sales	$-	$58,632,293			$58,632,293
Cost of sales	-	(50,056,924)	3,436,095	e2	(46,620,829)

Gross profit	-	8,575,369	3,436,095		12,011,464

Selling, general and
administrative expenses		(5,647,897)	(1,673,096)	e2	(7,320,993)
Formation and operating costs	(319,694)				(319,694)

Operating income	(319,694)	2,927,472	1,762,999		4,370,777

Interest expense		(35,184)	(600,000)	f	(635,184)
Interest income	525,430		(136,612)	g	388,818

Net income before taxes	205,736	2,892,288	1,026,387		4,124,411

State and federal income taxes	(74,194)		(1,575,570)	h	(1,649,764)

Net income	$131,542	$2,892,288	($549,183)		$2,474,647

Weighted average number
of shares outstanding:
Basic	5,107,534			i	11,166,421

Diluted	5,107,534			i	11,532,046

Net income per share
Basic	$0.03				$0.22*

Diluted	$0.03				$0.21*

*Includes charges of $0.06 per share related to stock-based compensation expense under the purchase agreement.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

a.	To record release of funds held in Trust Fund.

b.
To record the $38.5 million (plus adjustments for debt and working capital) purchase of all of the members’ equity of TSS/Vortech and the allocation of the purchase price to assets acquired and liabilities assumed as follows:

Calculation of allocable purchase price:

Cash	11,000,000
Convertible promissory notes	10,000,000	*
Stock	17,500,000	**
Purchase price	38,500,000

Adjustments to purchase price:
Less:
$54,155 to pay off debt not assumed	(54,155)
$128,038 to eliminate deferred
compensation liability	(128,038)
Adjustment to stock related to
assumption of debt	(161,000)	*
Plus:
Payment for working capital adjustment	2,360,239
Total allocable purchase price	40,517,046

Estimated allocation of purchase price:
TSS net assets acquired (book value)	4,029,262
Fair value adjustments to assets acquired:
TSS goodwill	(106,486)
Fair value of assets acquired	3,922,776
Goodwill (preliminary)	36,594,270
Total allocable purchase price	40,517,046

* Each convertible promissory note bears interest at six percent per year and has a term of five years. At any time after the sixth month following the closing of the acquisition, the notes are convertible by the selling members into shares of our common stock at a conversion price of $7.50 per share. At any time after the sixth month following the closing of the acquisition, the notes are automatically convertible if the average closing price of our common stock for 20 consecutive trading days equals or exceeds $7.50 per share.

* * The stock portion of the acquisition ($17,339,000) consists of 3,175,641 shares at a price per share of $5.46, which was the average closing price of a share of FAAC common stock for the 20 consecutive trading days prior to public announcement by FAAC of the contemplated purchase of the members’ equity of TSS/Vortech. The 3,175,641 shares were calculated assuming that the shares otherwise issuable in the acquisition will be reduced by the assumption of the maximum permissible amount of debt ($161,000).

c.	To reflect the payment of notes payable ($54,155) required to cap debt at $161,000, and the payment of $128,038 to eliminate deferred compensation liability.

d1.
Assuming maximum approval, to reclassify common stock subject to possible conversion as permanent equity ($8,388,604) and to record related deferred interest as income ($127,904 for the twelve months ended December 31, 2005 and $88,745 for the three months ended March 31, 2006).

d2.
Assuming minimum approval, to record refund of funds ($8,388,604) to dissenting shareholders along with related deferred interest ($216,649), and to reclassify common stock ($155) as additional paid in capital.

e1.
To record increased base salaries and bonuses payable to certain key employees under employment agreements entered into in conjunction with the acquisition ($159,352), increased salaries and consulting payments to be made to certain directors ($100,000), and increased compensation expense ($262,334) related to 576,559 restricted shares granted to key employees.

e2.
To record increased base salaries and bonuses payable to certain key employees under employment agreements entered into in conjunction with the acquisition ($691,400), and salaries and consulting payments to be made to certain directors ($400,000). To reverse bonus compensation ($297,641) paid in excess of current bonus plans for key employees, and consulting fees ($3,436,095) and management fees ($170,000) paid to members in 2005. Also to record increased compensation expense ($1,049,337) related to 576,559 restricted shares granted to key employees.

f.
To record increased interest expense on convertible promissory notes issued in conjunction with the acquisition ($150,000 for the three months ended March 31, 2006 and $600,000 for the twelve months ended December 31, 2005).

g.	To reverse interest income to reflect the payment of $11,000,000 as the cash portion of the acquisition.

h.	To record increased state and federal income taxes (6% and 34% of pro forma combined net income for the period, less amounts recorded by FAAC for the period).

i.	Pro forma net income per share was calculated by dividing pro forma net income by the weighted average number of shares outstanding as follows:

	Maximum Approval	Minimum Approval
Three months ended March 31, 2006:
Basic - assuming initial public offering as of January 1, 2005	9,550,000	7,990,780
Shares issued in conjunction with the acquisition*	3,175,641	3,175,641
Basic - total	12,725,641	11,166,421
Incremental shares on exercise of warrants**	1,182,255	1,182,255
Diluted	13,907,896	12,348,676

* The stock portion of the acquisition ($17,339,000) consists of 3,175,641 shares at a price per share of $5.46, which was the average closing price of a share of FAAC common stock for the 20 consecutive trading days prior to public announcement by FAAC of the contemplated purchase of the members’ equity of TSS/Vortech.

** Assumes exercise price of $5.00 per share, 15,600,000 warrants outstanding and average price for period warrants actually outstanding (three months ended March 31, 2006) of $5.41.

	Maximum Approval	Minimum Approval
Twelve months ended December 31, 2005:
Basic - assuming initial public offering as of January 1, 2005	9,550,000	7,990,780
Shares issued in conjunction with the acquisition*	3,175,641	3,175,641
Basic - total	12,725,641	11,166,421
Incremental shares on exercise of warrants**	365,625	365,625
Diluted	13,091,266	11,532,046

* The stock portion of the acquisition ($17,339,000) consists of 3,175,641 shares at a price per share of $5.46, which was the average closing price of a share of FAAC common stock for the 20 consecutive trading days prior to public announcement by FAAC of the contemplated purchase of the members’ equity of TSS/Vortech.

** Assumes exercise price of $5.00 per share, 15,600,000 warrants outstanding and average price for period warrants actually outstanding (September 20 - December 31, 2005) of $5.12.

APPROVAL OF THE PROPOSAL TO AMEND AND RESTATE
OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

General Description of the Amendment Proposal

We are proposing to amend and restate our Amended and Restated Certificate of Incorporation, upon consummation of the acquisition, to change our name from “Fortress America Acquisition Corporation” to “Fortress International Group, Inc.” and to eliminate certain provisions which are applicable to us only prior to our completion of a business combination. If this proposal is approved, after the completion of the acquisition, our name will be “Fortress International Group, Inc.” and Article Fifth of our Amended and Restated Certificate of Incorporation will be deleted. Additionally, the Second Amended and Restated Certificate of Incorporation will make certain technical corrections to our Amended and Restated Certificate of Incorporation. If the acquisition is not approved, the amendment proposal will not be presented at the special meeting. The complete text of the Second Amended and Restated Certificate of Incorporation is attached as Annex D to this proxy statement and is incorporated by reference into this proxy statement. We encourage all stockholders to read the Second Amended and Restated Certificate of Incorporation in its entirety. If the acquisition is not approved, then the amendment will not be presented for approval.

Consequences If the Amendment Proposal Is Not Approved

If the amendment proposal is not approved by the stockholders, our name will continue to be “Fortress America Acquisition Corporation” and our Amended and Restated Certificate of Incorporation will include provisions that are not applicable to us after completion of the acquisition.

Required Vote

The amendment proposal must be approved by the affirmative vote of the majority of shares of our common stock outstanding on the record date.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE AMENDMENT PROPOSAL.

APPROVAL OF THE 2006 OMNIBUS INCENTIVE COMPENSATION PLAN

The 2006 Omnibus Incentive Compensation Plan has been approved by our board of directors and will take effect upon consummation of the acquisition, subject to stockholder approval.

The following description of the 2006 Omnibus Incentive Compensation Plan describes the materials terms of the plan, but does not purport to describe all the terms of the plan. The complete text of the 2006 Omnibus Incentive Compensation Plan is attached as Annex E to this proxy statement and is incorporated by reference into this proxy statement. We encourage all stockholders to read the 2006 Omnibus Incentive Compensation Plan in its entirety. If the acquisition is not approved, then the incentive compensation plan proposal will not be presented for approval.

General Description of the Incentive Compensation Proposal

The incentive compensation plan reserves 2,100,000 shares of our common stock (of which 576,559 shares are to be issued to certain employees of TSS/Vortech at the closing) for issuance in accordance with the plan’s terms. The purpose of the incentive compensation plan is to optimize the profitability and growth of the company through incentives consistent with the company’s goals and which align the personal interests of plan participants with an incentive for individual performance. The plan is further intended to assist the company in motivating, attracting and retaining plan participants and allowing them to share in company successes.

Summary of the 2006 Omnibus Incentive Compensation Proposal

Administration. The incentive compensation plan will be administered by the compensation committee. The compensation committee will determine who participates in the plan, the size and type of awards under the plan and the conditions applicable to the awards.

Eligibility. Those persons eligible to participate in the incentive compensation plan are officers and other key employees of FAAC and our subsidiaries and our non-employee directors. In the event the acquisition is approved, there will be approximately ______ directors, _______ officers and ______ employees eligible to receive grants under the plan.

Shares Subject to the Incentive Compensation Plan. Upon completion of the acquisition, 576,559 shares of the 2,100,000 shares of our common stock reserved for issuance under the incentive compensation plan will be issued to certain employees of TSS/Vortech. After those closing date grants, 1,523,441 shares of our common stock, or approximately 12% of the shares expected to then be outstanding, will be available for future grants under the incentive compensation plan.

Stock Options. Stock option awards may be granted in the form of non-statutory stock options or incentive stock options. Options are exercisable in whole or in such installments as may be determined by the compensation committee. The compensation committee establishes the exercise price of stock options, which exercise price may not be less than the per share fair market value of our common stock on the date of the grant. The exercise price is payable in cash, shares of common stock or a combination of cash and common stock.

Stock options granted in the form of incentive stock options are also subject to certain additional limitations, as provided in Section 422 of the Internal Revenue Code of 1986, as amended. Incentive stock options may be made only to employees, and the aggregate fair market value of common stock with respect to which incentive stock options may become exercisable by an employee in any calendar year may not exceed $100,000. In addition, incentive stock options may not be exercised after ten years from the grant date and any incentive stock option granted to an employee who owns shares of our common stock possessing more than 10% of the combined voting power of all classes of our shares must have an option price that is at least 110% of the fair market value of the shares and may not be exercisable after five years from the date of grant.

Stock Appreciation Rights. Stock appreciation rights are granted pursuant to stock appreciation rights awards on terms set by the compensation committee. The compensation committee determines the grant price for a stock appreciation right, except that unless otherwise designated by the compensation committee, the strike price of a stock appreciation right granted as a freestanding award will not be less than 100% of the fair market value of a share of common stock on the date of grant. Upon exercise of a stock appreciation right, we will pay the participant an amount equal to the excess of the aggregate fair market value of our common stock on the date of exercise, over the grant price. The compensation committee determines the term of stock appreciation rights granted under the incentive compensation plan, but unless otherwise designated by the compensation committee stock appreciation rights are not exercisable after the expiration of ten years from the date of grant. For each award of stock appreciation rights, the compensation committee will determine the extent to which the award recipient may exercise the stock appreciation rights after that recipient’s service relationship with us ceases.

Restricted Stock Awards. The compensation committee may grant restricted stock awards, which will be subject to such terms, conditions, restrictions or limitations as the compensation committee may determine are appropriate, including restrictions on transferability, requirements of continued employment or individual performance, or our financial performance. During the period in which any shares of common stock are subject to restrictions, the compensation committee may, in its discretion, grant to the recipient of the restricted shares the rights of a stockholder with respect to such shares, including the right to vote such shares and to receive dividends paid on shares of common stock.

Performance Shares/Units. The compensation committee may grant performance shares or units subject to such terms, conditions, restrictions or limitations as the compensation committee may determine are appropriate. Performance units will be assigned an initial value established by the compensation committee and performance shares will be assigned an initial value equal to the per share fair market value of our common stock on the date of the grant. The compensation committee will set performance goals in its discretion and the number and value of the payout for the performance shares/units will be determined based on the extent to which those performance goals are met. Payouts for performance shares/units may be payable in cash, shares of common stock or a combination of cash and common stock. The compensation committee may assign rights to performance shares/units that entitle the recipient to receive any dividends declared with respect to shares of common stock earned in connection with grants of performance shares/units.

Other Awards. The compensation committee may grant other awards to employees or non-employee directors in amounts and on terms determined by the compensation committee.

Change in Control. In the event of a change in control of FAAC:

•	stock options and/or stock appreciation rights not otherwise exercisable will become fully exercisable;

•	all restrictions previously established with respect to restricted stock awards will lapse; and

•	all performance shares/units or other awards will be deemed to be fully earned for the entire performance period applicable to them.

The vesting of all of these awards will be accelerated as of the effective date of the change in control.

Transferability. Except as explicitly set forth in an award agreement, the rights and interests of a participant under the incentive compensation plan may not be transferred, except by will or the applicable laws of descent and distribution in the event of the death of the participant.

Adjustments upon Changes in Capitalization. The number of shares of our common stock as to which awards may be granted under the incentive compensation plan and shares of common stock subject to outstanding awards will be appropriately adjusted to reflect changes in our capitalization, including stock splits, stock dividends, mergers, reorganizations, consolidations and recapitalizations.

Amendments. The board of directors may suspend or terminate the incentive compensation plan at any time. In addition, the incentive compensation plan may be amended from time to time in any manner without stockholder approval, except that no modification or termination of the incentive compensation plan may adversely affect in any material way any award previously granted under the incentive compensation plan without the written consent of the person holding such award.

Estimate of Benefits. Until and unless approved by our stockholders, no grants will be made under the incentive compensation plan. We cannot determine the benefits to be received by our directors or officers under the incentive compensation plan or the benefits that would have been received by our directors and officers in 2005 had the plan been in effect in 2005.

Required Vote

The incentive compensation plan proposal must be approved by the affirmative vote of the majority of shares of our common stock present in person or represented by proxy at the special meeting and entitled to vote on the proposal.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE INCENTIVE COMPENSATION PLAN PROPOSAL.

APPROVAL OF THE ELECTION OF A NOMINEE TO OUR BOARD OF DIRECTORS

General Description of the Nomination Proposal

Our board of directors presently is comprised of four directors divided into three classes of one or two directors each. Each class will generally serve for a term of three years with only one class of directors being directed in each year. At the special meeting, one director is to be elected to serve for a three-year term expiring in 2009 and until his successor is duly elected and qualified.

Our board of directors has approved the nomination of David J. Mitchell to serve for a three-year term expiring in 2009. Unless a stockholder requests that voting of the proxy be withheld for a nominee in accordance with the instructions set forth on the proxy card, it presently is intended that shares represented by proxies will be voted for the election of this nominee for the class to which the nominee was nominated. This nominee has consented to being named in this proxy statement and to serve if elected.

The term of office of our Class I directors, presently consisting of David J. Mitchell, will expire at the special meeting. The term of office of our Class II directors, presently consisting of Harvey L. Weiss and Donald L. Nickles, will expire in 2007. The term of office of our Class III directors, presenting consisting of C. Thomas McMillen, will expire in 2008. In addition, we expect that Thomas P. Rosato and Gerard J. Gallagher will, pursuant to the terms of the voting agreement, join our board of directors as a Class III director and a Class II director, respectively, promptly following the consummation of the acquisition.

Required Vote

For election as a director, a nominee must receive the affirmative vote of a plurality of the shares of our common stock present in person or represented by proxy at the special meeting and entitled to vote on the election of directors.

Additional Information

For additional information about our board of directors and committees thereof, please see “Directors and Executive Officers at Fortress America Acquisition Corporation Following the Acquisition” on page __.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF DAVID J. MITCHELL AS CLASS I DIRECTORS.

APPROVAL OF PROPOSAL TO ADJOURN THE SPECIAL MEETING

General Description of the Adjournment Proposal

The adjournment proposal allows our board of directors to submit a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to approve the acquisition.

Consequences if Adjournment Proposal is Not Approved

If the adjournment proposal is not approved by the stockholders, our board of directors may not be able to adjourn the special meeting to a later date in the event there are not sufficient votes at the time of the special meeting to approve the acquisition.

Required Vote

Adoption of the adjournment proposal requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the special meeting and entitled to vote on the proposal. No vote of the warrant holders is necessary to adopt the adjournment proposal, and we are not asking the warrant holders to vote on the adjournment proposal. Adoption of the adjournment proposal is not conditioned upon the adoption of the acquisition proposal, the nomination proposal or the amendment proposal.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

INFORMATION ABOUT TSS/VORTECH

Overview

TSS/Vortech provides a single source solution for highly technical mission-critical facilities such as data centers, operation centers, network facilities, server rooms, security operations centers, communications facilities and the infrastructure systems that are critical to their function. The companies’ services include technology consulting, engineering and design management, construction management, system installations, operations management, and facilities management and maintenance. The companies are privately owned.

During the past three years, TSS/Vortech’s revenue growth has been driven mainly by government spending on homeland security initiatives spurred by the events of September 11, 2001. These events have also affected businesses, which are increasing spending on data security and privacy. These homeland security initiatives include projects that required the hardening, relocation, renovation and upgrade of mission-critical facilities to protect critical government information networks and data processing centers against attacks. With respect to these critical infrastructure systems, the companies focus on physical security, network security, redundancies for uninterruptible power supply systems, electrical switch gear, stand-by power generators, heat rejection and cooling systems, fire protection systems, monitoring and control systems, security systems, as well as the physical environment that houses critical operations. TSS/Vortech helps its customers plan for, prevent or mitigate against the consequences of attacks, power outages and natural disasters. It has provided its services, directly and indirectly, to both government customers and private sector customers.

The companies have obtained a facility clearance from the U.S. Department of Defense. This clearance enables the companies to access and service restricted government projects. In addition to the facility clearance, TSS/Vortech has successfully cleared over one-third of its employees, allowing them individual access to restricted projects and facilities. Several additional employees are currently in the process for clearance.

Following the completion of the acquisition, TSS/Vortech expects to use its enhanced resources to expand geographically through internal growth initiatives as well as through potential acquisitions of specialized mission critical engineering or IT services firms (primarily in the U.S.).

The companies were founded in 2002 and operated as divisions of a predecessor limited liability company, although they trace their history to companies operated by current owners Thomas Rosato and Gerard Gallagher in the 1980s. Effective in August 2005, the companies were organized into separate private commonly owned Maryland limited liability companies that operate as an integrated business. See Note 1 of the Notes to the Combined Financial Statements of Vortech, LLC and VTC, LLC for the year ended December 31, 2005.

Mission-Critical IT Industry

IT facilities and other high technology environments are much more complex than standard facilities and require a larger capital investment. Errors and delays in the planning, design, construction or installation of such facilities can involve significant costs. As a result, companies and building owners and managers are increasingly seeking project managers and construction firms with specialized expertise and experience in designing, building and maintaining critical IT infrastructure and systems.

Market research indicates growth in overall IT spending and in the mission-critical business arena in particular. According to a 2006 report by the InterUnity Group, an industry market research firm based in Concord, Massachusetts, total information technology spending by the U.S. Government and the private sector is expected to grow from $1.02 trillion in 2007 to $1.24 trillion in 2011. The mission-critical IT market in particular is growing rapidly. InterUnity Group estimates that total mission-critical IT spending by the U.S. Government and the private sector will grow from $51.5 billion in 2007 to $91.1 billion in 2011, for an annual compound growth rate of 15.3%. InterUnity Group also estimates that mission-critical IT spending will grow from 5.0% of total IT spending in 2007 to 7.4% in 2011.

TSS/Vortech intends to pursue opportunities in the growing mission-critical IT market in both the government and private sectors through its single source solution offerings. The companies believe there are significant barriers to entry for new competitors in the mission-critical IT market, including customer requirements for firms with substantial IT project experience, deep and broad professional and IT construction management offerings and, for homeland defense and intelligence agency work, facility and security clearances. Through its facilities integration services, TSS/Vortech has the ability, directly and through subcontractor relationships, to provide all services and coordinate the efforts of all personnel involved in a mission-critical project, to meet crucial occupancy deadlines, and to complete all required services with minimal disruption.

Service Offerings

The companies focus on becoming involved in facilities integration projects that are in their planning stages. When involved in the initial planning stages of a facilities integration project, the companies develop a comprehensive project Solutions Path that meets rigorous design and scheduling requirements for the timely delivery of high technology facilities that are critical to the customer’s continuous operations. When involved in later project stages, services are provided on an integrated or individual basis.

Project Solutions Path

The companies have developed a five-step project Solutions Path for mission-critical environments. The integrated Solutions Path provides a simple, yet comprehensive, process for program roll-out, and also serves to align project requirements with TSS/Vortech’s capabilities. This Solutions Path incorporates each major phase of a design and construction project, from initial planning and programming, through maintenance and service of equipment. Descriptions of the five phases shown in the Solutions Path are provided below.

Planning and Programming. This phase represents the initiation of project development and typically includes establishing project goals and a preliminary budget and schedules; setting technical parameters and requirements; and determining project team members and the overall level of effort required of the team. When developing mission-critical facilities, the planning and programming phase is often considered the most important, because this is where the project receives its initial emphasis, motivation and direction.

Various services are performed during the planning and programming phase, with selection depending upon project mission and scope. Typical planning and programming services include requirements analyses; site selections and comparisons; facility and system reliability assessments and audits; space planning; computer hardware planning and configurations; security risk assessment; disaster avoidance and recovery planning; and project budgeting and scheduling.

Design and Engineering. During this second phase of the Solutions Path, design and engineering experts on the TSS/Vortech team apply vital, real-life experience in the engineering of critical environmental, power, communications and security systems. This expertise is the source of precise engineering solutions that directly impact the unique function, reliability and cost of the customer’s specialized facility.

Design and engineering service offerings typically include critical power and mechanical load calculations; schematic design of electrical, mechanical, communications, fire protection and security systems; mechanical design and engineering; high and medium voltage electrical design and engineering; communications and security systems design and engineering; physical vulnerability assessments; force protection design and bomb blast analyses; fire protection system design and engineering; facility systems equipment selection; and facility commissioning and testing.

Construction Management. Activities during this phase include detailed preparations required for a successful construction process. Work performed during the construction management phase includes project management; value engineering and design management; bid negotiation; subcontractor pre-qualification and negotiation; long-lead equipment procurement; issuance of equipment and construction contracts; and refinement of project budget and schedule.

Installation Management: The fourth phase of the Solution Path model involves the on-site construction work. During this phase, TSS/Vortech project managers mobilize the required expertise for the project, utilizing in-house superintendents and quality control and safety professionals, as well as qualified subcontractors and support personnel, some of which have historically been provided by affiliated entities. See “Certain Relationships and Related Party Transactions-Relating to TSS/Vortech” beginning on page __. TSS/Vortech project managers supervise work by project team members, including all aspects of: architecture and construction; electric power systems; heat rejection and cooling; energy management and controls; cooling tower systems; security systems; voice, data and network cabling; fire and life safety systems; and process piping and plumbing systems. The TSS/Vortech project managers remain responsible for all aspects of the project until project completion and satisfactory turn over to the customer.

The installation portion of the project is typically the longest duration when compared to other project phases. In addition, this portion has the largest number of outside influences that can impact project goals and objectives, such as weather, non-performance of sub-contractors, equipment deliveries, unexpected project changes from the owner, and influence from local authorities and utility providers. Therefore, experience, skill and mission focus are critical during the project installation period.

Facilities Maintenance and Service: TSS/Vortech provides a comprehensive maintenance and service contract designed to insure that the multiple systems critical to sustaining on-line applications in technologically intensive facilities remain operational and functional. Typical services during the facilities maintenance and service phase include overall management of facility maintenance program; on-site staffing of technical engineering positions (including, electricians, HVAC mechanics, control technicians and voice/data technicians); and management of non-technical subcontracted services (landscaping, janitorial, pest control, snow removal, carpentry, painting and general maintenance services). TSS/Vortech seeks to provide on-site maintenance services, not only to gain additional project revenue, but also to obtain on-hands involvement in any new facility planning, design and construction initiatives that the customer undertakes.

Strategy

TSS/Vortech’s strategies for growth include the following:

•
Focus on the Solutions Path. The companies’ past experience in selling project-related services has demonstrated the importance of focusing on selling consulting business at the top of the Solutions Path. Focusing on the top of the Solutions Path offers the following advantages applicable to government, government related and commercial customers:

➢	Develops a customer relationship at the initiation of a project, therefore maximizing the sales opportunity
➢	Because consulting engagements are less expansive than project-wide engagements, purchase authority often resides at lower levels of management, which increases probability of closure
➢
Limits exposure to competition since the fee is relatively low and services are in specialized areas where we can demonstrate our technical depth and expertise in mission critical facilities to the customer

➢	Increases the probability of conversion (selling subsequent phases) because the customer is comfortable with performance and price of initial services
➢
Positions TSS/Vortech on the “customer’s side of the table”, which teams TSS/Vortech and the customer on a consolidated mission and distinguishes the companies from typical contractors and firms associated with equipment suppliers

•
Growing Professional Sales Staff. To drive growth in revenues TSS/Vortech intends to continue to expand its sales staff to include account executives for existing and future regional sales offices. TSS/Vortech is currently pursuing account executives and additional sales staff and has developed an educational program built around its project execution model. Each sales professional will be responsible to achieve specific objectives and will be managed closely.

•
Maintaining and Enhancing Key Alliances. Maintaining key alliances is also crucial to sales development and growth and often provides TSS/Vortech with introductions to the customers of our alliance partners. These alliances reside with IT consulting firms, specialty mission critical engineering firms, application service providers and internet service providers. Key alliance opportunities also reside in other firms within the market sector such as equipment manufacturers, product suppliers, property management firms, developers, IT system integrators, and firmware providers. In addition, we seek to maintain alliances and enter into teaming or partnering relationships with minority contracting firms and hub zone companies. These firms are natural alliance partners and can provide us with valuable entrees into government contracting relationships. In turn, we can provide these contractors and hub zone companies with valuable mission critical design, engineering, contracting experience to which they might not otherwise have access.

•
Geographic Expansion and Strategic Acquisitions. TSS/Vortech believes that expanding its presence in additional markets through establishing regional offices is a key to its future success. TSS/Vortech established its IT consulting services business through an acquisition in the Washington, D.C. area in early 2005, has recently established regional sales offices in San Francisco and Atlanta, and has targeted additional growth opportunities in other major U.S. markets based on sales potential and strategic geographic location. TSS/Vortech’s acquisition of the technology consulting firm has expanded its customer base, allowed it to offer a broader scope of services and supported its current growth in technology consulting projects. Following the Fortress acquisition, the companies intend to pursue strategic acquisitions that cost-effectively add new customers, regional coverage, specific federal agency contracting experience, or complementary expertise to accelerate their access to existing or new markets.

•
Establishing a National Operations Center. A significant part of TSS/Vortech’s strategy for growth in its facilities management services business is to establish and maintain a National Operations Center (“NOC”) to service customers on a nationwide basis. A NOC is a central location for monitoring the customer’s critical infrastructure systems, addressing alarm conditions within these systems, and controlling certain systems via remote interface. Following the acquisition, a portion of available cash will be used to build or purchase a NOC, hire and train staff, and market the NOC to large companies with sophisticated IT needs including government customers, such as those with Tier 3 and 4 facilities, and to companies with multiple mission critical locations.

•
Marketing Initiatives. The companies intend to expand their current localized marketing campaign to a regional and national level. This will involve intensifying the marketing of TSS/Vortech’s consulting and engineering services to private sector end users, major government contractors, and existing and potential alliance partners on regional and national basis through a focused marketing program involving:

➢	Selected media advertising
➢	Trade show attendance
➢	Conducting technical seminars in local target markets
➢	Producing a marketing campaign for distribution at a national level

Competition

The mission-critical IT solutions market is large, fragmented and highly competitive. TSS/Vortech competes for contracts based on its strong customer relationships, successful past performance record, significant technical expertise, specialized knowledge and broad service offerings. TSS/Vortech often competes against divisions of both the large design contractors and construction contractors, as well as against numerous small to medium sized specialized information technology consulting firms. Some of these competitors are large, well-established companies that have broader geographic scope and greater financial and other resources than TSS/Vortech. These larger, more established, competitors include EYP Mission Critical Facilities, Inc., Holder Construction Company, Whiting Turner and Clark Construction. Although these large construction and engineering companies have greater financial and other resources, TSS/Vortech does not believe they offer as complete a line of mission critical IT services as TSS/Vortech offers. TSS/Vortech expects competition in the mission-critical IT technology services sector to increase in the future.

Contracts and Customers

TSS/Vortech’s customers include U.S. government and homeland defense agencies and private sector businesses that in some cases are the end user of the facility or in other cases, such as the case with our major Real Estate Investment Trust, or REIT, customer, are providing a facility to a government end user. We categorize contracts where a government agency is the ultimate end user of the facility as government-related contracts.

The price provisions of the contracts TSS/Vortech undertakes can be grouped into three broad categories: fixed-price, guaranteed maximum price and time and materials. The majority of TSS/Vortech’s contracts are of the guaranteed maximum price type.

In a fixed-price contract, TSS/Vortech must fully absorb cost overruns, notwithstanding the difficulty of estimating all of the costs it will incur in performing these contracts and in projecting the ultimate level of revenues that it may achieve. TSS/Vortech’s failure to anticipate technical problems, estimate costs accurately or control costs during performance of a fixed-price contract may reduce the profitability of a fixed-price contract or cause a loss.

In a guaranteed maximum price contract, TSS/Vortech shares its cost information with the customer and earns a negotiated fee; in addition a contingency fee is included for changes and errors in pricing. As the project progresses to the point where both the customer and TSS/Vortech are comfortable with final pricing of the project, a maximum price is agreed to with savings reverting back to the customer. Due to the fact that the risk is shared with the customer on these projects, the profit margins are less than those earned on other contract types.

In a time and material contracts, TSS/Vortech is reimbursed for labor at fixed hourly rates, and for materials used at an agreed upon mark up on cost. Profit margins are dependent upon TSS/Vortech paying labor rates and benefits less than the billable rate negotiated with the customer.

For the year ended December 31, 2005, revenues from guaranteed maximum price contracts represented approximately 76% of TSS/Vortech’s revenues. Most government contracts, including TSS/Vortech’s contracts with the federal government, are subject to termination by the government, to government audits and to continued appropriations.

TSS/Vortech is not subject to any significant regulation by state, federal or foreign governments.

A discussion of TSS/Vortech’s historical contract base and backlog, as well as information on revenues by customer and contract type, can be found under “Management’s Discussion and Analysis of Financial Condition and Results of Operations of TSS/Vortech”.

Sales and Marketing

The marketing approach employed by the companies emphasizes expertise in IT hardware systems, facilities programming and planning, which enables involvement at the critical early stages in projects where a full range of services are needed. This marketing approach utilizes the Solutions Path and allows the customer to contract for comprehensive facilities integration services or to contract separately for each individual project phase. TSS/Vortech’s marketing program seeks to capitalize on its standing in its industry, including its existing relationships and its reputation based on its performance on completed projects. TSS/Vortech also seeks to enhance its name recognition through the use of trade shows, technical seminars, direct mailings, and the media.

To drive growth in revenues, TSS/Vortech has expanded its sales staff to include regional account executives and intends to continue to hire and train sales professionals responsible for defined geographic regions in the U.S. The companies have developed an educational program for account executives and other sales staff built around their project execution model. TSS/Vortech is pursing this regional expansion with emphasis placed on geographic areas that have the greatest amount of local mission critical project potential. In conjunction with these efforts, TSS/Vortech is expanding its marketing program from a local to a regional/national level to support its expanded sales efforts and increase name recognition and market penetration

The process for acquiring business may require the companies to participate in a competitive request-for-proposal process, with the primary difference among potential customers being that the process for direct government and government related customers is significantly more formal and complex than for private sector customers as a result of government procurement rules and regulations that govern the contracting process.

Facilities

TSS/Vortech’s current headquarters is located at 11850 Baltimore Avenue, in Beltsville, Maryland, a suburb of Washington, D.C. The facility consists of approximately 14,800 square feet, and is occupied under a sublease with a related party at a cost of approximately $163,000 per year, which terminates on October 31, 2008. See “Certain Relationships and Related Party Transactions-Relating to TSS/Vortech” on page ___. TSS/Vortech also leases a facility in Columbia, Maryland, under which it occupies approximately 2,600 square feet at an annual rent of $50,064. This lease terminates on September 30, 2006, subject to month to month extensions thereafter. TSS/Vortech intends to enter into a five year lease for approximately 14,500 square feet at annual cost of $333,000 in the fourth quarter of 2006 to consolidate its administrative staff and technology consulting group. The Vortech division will remain in the existing leased facility and reduce its square footage to 10,000 square feet in January 2007 under the existing lease at an annual cost of $110,000 per year. These changes will provide TSS/Vortech with a total of 24,500 square feet of space in 2007 versus 17,500 square feet of space currently occupied at an estimated annual cost in 2007 of $443,000 versus $215,000 in 2006. These lease changes are expected to provide sufficient space to handle TSS/Vortech’s anticipated growth over the next three years. TSS/Vortech does not own any real property.

Management

The companies’ founders and current owners, Thomas Rosato and Gerard Gallagher, each have over 25 years in experience in providing design, installation and maintenance services to mission-critical facilities. See “Directors and Executive Officers of Fortress America Acquisition Corporation Following the Acquisition.”

Employees

At March 31, 2006, TSS/Vortech had 110 personnel, including 109 full-time employees and one part-time employee, as well as one independent contractor. TSS/Vortech’s future success will depend significantly on its ability to attract, retain and motivate qualified personnel. TSS/Vortech is not a party to any collective bargaining agreement and it has not experienced any strikes or work stoppages. TSS/Vortech considers its relationship with its employees to be satisfactory.

Legal Proceedings

TSS/Vortech is not presently subject to any material litigation and TSS/Vortech is not aware of any threatened material litigation. TSS/Vortech is a party to routine litigation and administration proceedings that arise from time to time in the ordinary course of business, none of which, individually or in the aggregate, is expected to have a material effect on TSS/Vortech.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS OF TSS/VORTECH

Some of the statements contained in Management’s Discussion and Analysis of Financial Condition and Results of Operations, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the United States Private Securities Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. TSS/Vortech identifies these forward-looking statements by the words “believes,” “project,” “expects”, “anticipates,” “estimates,” “intends,” “strategy,” “plan,” “may,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on TSS/Vortech management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance or achievements to differ materially from anticipated results, performance or achievements. All statements contained herein that are not clearly historical in nature are forward looking. The forward-looking statements include statements regarding the cash requirements, the amount of backlog, TSS/Vortech’s strategies to diversify its customer base and opportunities and ability to expand sales and develop its engineering, design and project management services, TSS/Vortech’s expected continuation of revenues from contracts with its major customer, expectations regarding government spending, future demand for its services and other statements that are predictions of or indicate future events, trends, plans or objectives are also forward looking statements.

Overview

TSS/Vortech provides a single source solution for highly technical mission-critical facilities such as data centers, operation centers, network facilities, server rooms, security operations centers, communications facilities and the infrastructure systems that are critical to their function. The companies’ services include technology consulting, engineering and design management, construction management, system installations, operations management and facilities management and maintenance.

TSS/Vortech’s revenue growth has mainly been driven by government spending on homeland security initiatives spurred by the events of September 11, 2001. These events have also affected private companies, which are increasing spending on data security and privacy. During the past three years, TSS/Vortech has derived a majority of its revenues from a series of contracts with its major customer, a REIT that provides mission critical space to a U.S. intelligence agency. See “─Contract Base and Backlog” below. TSS/Vortech’s management began a number of initiatives in early 2005 to diversify and expand its customer base and its penetration into the private sector and other government customers. These initiatives are described under “Information About TSS/Vortech.”

TSS/Vortech’s revenue is driven by its ability to attract and retain qualified and productive employees, identify business opportunities, secure new and renew existing customer contracts, provide outstanding services to its customers and execute projects successfully. TSS/Vortech’s operating income is derived from its ability to generate revenue and collect cash under its contracts in excess of cost of earned revenues and selling, general and administrative expenses. TSS/Vortech’s business has benefited from its facility clearance from the U.S. Department of Defense, which enables the companies to access and service restricted government projects, and from the clearances obtained for over one third of its employees, allowing them individual access to restricted projects and facilities.

TSS/Vortech’s most significant expenses are cost of earned revenues, which consist primarily of direct labor and associated costs for program personnel and direct expenses incurred to complete projects, including the cost of materials and equipment and amounts paid or accrued to subcontractors. TSS/Vortech’s ability to accurately predict personnel requirements, salaries and other costs, as well as to manage personnel levels and utilize its personnel versus subcontracting the work, can have a significant impact on its cost of earned revenues. Utilizing TSS/Vortech’s own employees on projects results in higher gross margins compared to utilizing subcontracted employees for the same work. As a result, TSS/Vortech seeks to maximize its internal labor content on its contract awards where practicable. Selling, general and administrative expenses consist primarily of costs associated with TSS/Vortech’s management, facilities, finance and administrative groups and business development expenses, which include bid and proposal efforts, and occupancy, travel and other corporate costs.

Contract Base and Backlog

In late 2003, TSS/Vortech established a relationship with its major customer, a REIT that is providing mission critical space to a U.S. government agency. This relationship has grown into a total of nine separate contracts that accounted for $46.0 million, $10.5 million, $2.5 million and $10.8 million of TSS/Vortech’s revenues in 2005, 2004, 2003, and the three months ended March 31, 2006, respectively. These amounts represented 78.4%, 49.1%, 20.3% and 66.2% of TSS/Vortech’s revenues in 2005, 2004, 2003 and the three months ended March 31, 2006, respectively. TSS/Vortech expects work under these contracts, including any modifications to these contracts, to be substantially complete by March 2007. Accordingly, TSS/Vortech expects that it will not recognize significant revenues under these contracts after the first quarter of 2007.

In early 2005, TSS/Vortech implemented a strategy to increase its business opportunities from additional sources. This strategy has primarily involved the acquisition by TSS/Vortech of a technology consulting business and an increased focus on securing technology consulting engagements at the front end of a customer’s facility enhancement or build out cycle. TSS/Vortech believes that such engagements will position it well to secure follow on implementation engagements. TSS/Vortech is implementing this strategy by hiring and supporting additional sales and business development personnel and through the growth of its acquired technology consulting business. These additional personnel have resulted in an increase of selling, general and administrative expenses.

This increase in sales and business development activity has resulted in an increase in TSS/Vortech’s backlog for technology consulting projects from $0 as of December 31, 2004 to approximately $0.6 million as of December 31, 2005 and approximately $0.9 million as of March 31, 2006. Consistent with its strategy, TSS/Vortech believes that these increases in technology consulting backlog are significant because they reflect an increase in TSS/Vortech’s ability to sell significant follow on construction management, facility management and network and power projects in 2007 and future periods. The likelihood, timing, size and profitability of any such follow on projects are, however, very difficult for TSS/Vortech to predict due to the untested nature of its strategy and it limited history in pursuing it.

In large part due to its increased sales and business development efforts, TSS/Vortech’s customer base has grown from 68 customers as of December 31, 2003 to 141 customers as of March 31, 2006. For the three months ended March 31, 2006, TSS/Vortech’s top 10 customers generated 90.1% of its revenues, compared to the 94.6% of its revenues generated by its top 10 customers for the year ended December 31, 2005.

Backlog. TSS/Vortech defines backlog as the expected revenue under executed and awarded contracts less revenue earned to date under the contracts, as determined based upon the percentage of completion method of accounting for all of its contracts except for time and material contracts. TSS/Vortech generally calculates expected revenue under a contract as the revenue expected from projects or other work specified by the contract, subject to any fee caps or other limitations imposed by the contract. With respect to each government contract, TSS/Vortech includes in backlog only the value of the contract that has been funded and does not include in backlog the amount of an indefinite delivery/indefinite quantity (“ID/IQ”), or task order, contracts except to the extent a funded task order has been received.

The following table sets forth backlog, as of the dates indicated:

(in thousands)

December 31, 2003	December 31, 2004	December 31, 2005	March 31, 2006
$20,921	$52,816	$39,706	$27,811

As of December 31, 2005 and March 31, 2006, the backlog attributable to open contracts with TSS/Vortech’s major customer totaled $33.6 million and $22.9 million, respectively.

Revenues

The following table shows TSS/Vortech’s revenues by customer type for each of the last three years ended December 31 and for the three months ended March 31, 2006:

(in thousands)

	Year Ended December 31,			Three Months Ended March 31,
	2003	2004	2005	2006

Government and government-related (1)	$10,136	$17,997	$52,809	$13,501
Private enterprise	2,195	3,306	5,823	2,779
Total	$12,331	$21,303	$58,632	$16,280

(1) Includes contracts with TSS/Vortech’s major customer, contracts that TSS/Vortech holds directly with a government agency and subcontracts under which TSS/Vortech acts as a subcontractor for a prime government contractor.

During 2005, approximately 73% of TSS/Vortech’s revenues were derived from design build construction services provided to its customers under either guaranteed maximum price contracts or fixed price contracts. The majority of these services are outsourced to subcontractors performing engineering and construction activities on the projects and our cost of earned revenues reflects our payments to subcontractors on these projects. The remaining revenues for 2005 were derived from services performed by TSS/Vortech’s employees at various stages of the project under time and material contracts, fixed price contracts or guaranteed maximum price contracts.

The level of construction that is subcontracted, equipment purchases made for the projects, and other outsourced service purchases TSS/Vortech makes for its customers may vary from period to period depending on specific contract arrangements and customer requirements. Since TSS/Vortech usually earns higher margins from services that its employees provide, compared with subcontracted efforts and other services such as long lead equipment purchases for customers, TSS/Vortech seeks to maximize its labor services on all of its engagements where practicable.

TSS/Vortech’s three major contract types are described below:

Fixed price. Under fixed price contracts, TSS/Vortech performs specific tasks for a predetermined price. Fixed price contracts generally offer a higher profit margin but involve greater financial risk because TSS/Vortech bears the impact of potential cost overruns in return for the full benefit of any cost savings.

Guaranteed maximum price. Under guaranteed maximum price contracts, TSS/Vortech shares its cost information and estimates with the customer. A profit fee is negotiated along with the establishment of a contingency fee for changes and errors in pricing. Once the project progresses to the point where both customer and TSS/Vortech are comfortable with the final pricing of the project, a maximum price is agreed to with savings reverting back to the customer. Due to the fact that the risk is shared with the customer on these projects, the profit margins are less than those earned on fixed price contracts.

Time and materials. Under time and material contracts, TSS/Vortech is reimbursed for labor at fixed hourly rates, and for materials used at an agreed upon mark up on cost. Profit margins are dependent upon TSS/Vortech paying labor rates and benefits less than the billable rate negotiated with the customer.

The following table sets forth revenues by contract type for each of the last three years ended December 31 and for the three months ended March 31, 2006:

(in thousands)

	Year Ended December 31,			Three Months Ended March 31,
	2003	2004	2005	2006

Fixed price	$2,301	$7,131	$10,508	$4,699
Guaranteed maximum price	9,841	12,848	44,688	10,278
Time and materials	189	1,324	3,436	1,303
Total	$12,331	$21,303	$58,632	$16,280

Expenses

Cost of earned revenues. Cost of earned revenues includes direct costs incurred by TSS/Vortech to deliver its facility integration and other services to its customers. The largest portion of these costs includes the cost of subcontractors, major mission critical support equipment, and outside consultants. These costs also include the cost of employee salaries and wages, including the employee fringe benefits for employees that are directly serving customers on projects. TSS/Vortech expects the ratio of direct labor to other direct costs to increase over time as it further expands its services in engineering and technology consulting projects.

Selling, general and administrative (“SG&A”) expenses. SG&A expenses include the cost of salaries for officers, administrative and sales personnel and non-project related wages. It also includes the cost of facilities and infrastructure that are directly attributable to supporting those employees. Among the functions that are covered by these costs are corporate business development, marketing, estimating and proposal generation costs, finance and accounting, legal, corporate governance, and executive and senior management.

Interest expense. Interest expense is primarily related to interest paid on term debt utilized to purchase corporate assets such as computer systems, trucks and leasehold improvements to facilities.

Income taxes. Each of VTC, L.L.C. and Vortech, LLC is a limited liability company that is taxed as a partnership and thus does not pay federal or state income taxes.  Accordingly, no income tax items appear in the financial statements.

Critical Accounting Policies and Estimates

The companies’ accounting policies are more fully described in the Notes to Combined Financial Statements. As disclosed in the Notes to Combined Financial Statements, the preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions about future events. These estimates and assumptions affect the amounts of assets, liabilities, revenues, and expenses and the disclosure of gain and loss contingencies at the date of the Combined Financial Statements. The companies’ estimates are subject to change if different assumptions as to the outcome of future events were made. The Company evaluates its estimates and judgments on an ongoing basis and predicates those estimates and judgments on historical experience and various other factors that are believed to be reasonable under the circumstances. Management makes adjustments to its assumptions and judgments when facts and circumstances dictate. Since future events and their effects cannot be determined with absolute certainty, actual results may differ from the estimates used by the Company in preparing the accompanying Combined Financial Statements. Management believes the following critical accounting policies encompass the more significant judgments and estimates used in the preparation of its consolidated financial statements.

Revenue Recognition: Revenues from contracts other than time and materials contracts are recognized on the percentage of completion method, measured by the percentage of total costs incurred to date to estimated total costs for each contract. This method is used because management considers cost incurred and costs to complete to be the best available measure of progress in the contracts. Revenues from time and materials contracts are recognized as work is performed.

Contract costs include all direct materials, subcontract and labor costs and those indirect costs related to contract performance, such as indirect labor, payroll taxes and supplies. General and administrative expenses are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which losses are determined.

The asset, “Costs and estimated earnings in excess of billings on uncompleted contracts,” represents revenue recognized in excess of amounts billed. The liability, “Billings in excess of costs and estimated earnings on uncompleted contracts,” represented billings in excess of revenue recognized. As these long-term contracts extend over one or more years, revisions in cost and profit estimates during the course of the contract are reflected in the accounting period in which the facts which require the revisions are determined.

Contract Receivables: Contract receivables are carried at original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis. Management determines the allowance for doubtful accounts by regularly evaluating individual customer receivables and considering a customer’s financial condition, credit history and current economic conditions. Accounts receivable are written off when deemed uncollectible. Recoveries of contract receivables previously written off are recorded when received. An account receivable is considered to be past due if any portion of the receivable balance is outstanding for more than 30 days. Interest is not recorded on any past due balances.

Income Taxes: Each of the companies is treated as a partnership for federal income tax purposes and their respective members are taxed individually on their pro-rata share of each company’s earnings. The companies’ net income or loss is allocated among their respective members in accordance with the companies’ operating agreements. Each company intends to make distributions to its members subsequent to year-end sufficient to pay personal income taxes on taxable income, if any, from the company.

Credit Risk: The companies may from time to time, have cash in banking institutions in excess of the amount insured by the Federal Deposit Insurance Corporation. The companies have not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash. The companies grant credit to their customers in the normal course of business on an unsecured basis. The companies’ accounts receivable are derived from customers primarily in the metropolitan Washington, D.C. and Baltimore, Maryland areas and are made on an unsecured basis.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Estimates are used when accounting for estimated costs to complete long-term contracts in progress, allowance for doubtful accounts and depreciation, among others. Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the financials statements in the period they are determined to be necessary.

Recent Accounting Pronouncements

In December 2004, the FASB issued SFAS No. 123 (revised 2004) “Share-Based Payment” (“SFAS No. 123R”). SFAS No. 123R addresses the accounting for transactions in which an enterprise exchanges its equity instruments for employee services. It also addresses transactions in which an enterprise incurs liabilities that are based on the fair value of the enterprise’s equity instruments or that may be settled by the issuance of those equity instruments in exchange for employee services. For public entities, the cost of employee services received in exchange for equity instruments, including employee stock options, is to be measured on the grant-date fair value of those instruments. The cost will be recognized as compensation expense over the service period, which would normally be the vesting period. SFAS No. 123R became effective on January 1, 2006 for TSS/Vortech. TSS/Vortech adopted SFAS No. 123R on January 1, 2006, and its adoption did not materially affect TSS/Vortech’s results of operations.

In May 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections” (“SFAS No. 154”). SFAS No. 154 replaces ABP Opinion No. 20, “Accounting Changes” and SFAS No. 3, “Reporting Accounting Changes in Interim Financial Statements.” SFAS No. 154 requires that a voluntary change in an accounting principle be applied retrospectively with all prior period financial statements presented using the new accounting principle. SFAS No. 154 also requires that a change in method of depreciating or amortizing a long-lived non-financial asset be accounted for prospectively as a change in estimate and correction of errors in previously issued financial statements should be termed a restatement. SFAS No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The implementation of SFAS No. 154 is not expected to have a material impact on TSS/Vortech’s combined financial statements.

In March 2005, the FASB issued FASB Interpretation No. 47 (“FIN 47”), “Accounting for Conditional Asset Retirement Obligations,” which is an interpretation of SFAS No. 143, “Accounting for Asset Retirement Obligations.” FIN No. 47 clarifies terminology within SFAS No. 143 and requires an entity to recognize a liability for the fair value of a conditional asset retirement obligation when incurred if the liability’s fair value can be reasonably estimated. A conditional asset retirement is a legal obligation to perform an asset retirement activity in which the timing and method of settlement are conditional on a future event that may or may not be within the control of the entity. FIN No. 47 became effective for fiscal years ending after December 15, 2005. Adopting FIN No. 47 is not expected to have a material impact on TSS/Vortech’s financial position, results of operations or cash flows.

In July 2006, the FASB issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes,” which is an interpretation of SFAS No. 109, “Accounting for Income Taxes.” FIN 48 prescribes a comprehensive model for how a company should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on a tax return. Under FIN No. 48, the financial statements will reflect expected future tax consequences of such positions presuming the taxing authorities’ full knowledge of the position and all relevant facts, but without considering time values. FIN No. 48 substantially changes the applicable accounting model and is likely to cause greater volatility in income statements as more items are recognized discretely within income tax expense. FIN No. 48 also revises disclosure requirements and introduces a prescriptive, annual, tabular roll-forward of the unrecognized tax benefits. The new accounting model for uncertain tax positions is effective for annual periods beginning after December 15, 2006. Companies need to assess all material open positions in all tax jurisdictions as of the adoption date and determine the appropriate amount of tax benefits that are recognizable under FIN No. 48. Any difference between the amounts previously recognized and the benefit determined under the new guidance, including changes in accrued interest and penalties, has to be recorded on the date of adoption. For certain types of income tax uncertainties, existing generally accepted accounting principles provide specific guidance on the accounting for modifications of the recognized benefit. Any differences in recognized tax benefits on the date of adoption that are not subject to specific guidance would be an adjustment to retained earnings as of the beginning of the adoption period. TSS/Vortech is currently evaluating the impact the adoption of FIN No. 48 will have on its combined financial statements.

Results of Operations

The following table sets forth certain items from TSS/Vortech’s combined statements of operations as a percentage of revenues for the periods indicated.

	Year Ended December 31,			Unaudited Three Months Ended March 31,
	2003	2004	2005	2005	2006

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%

Cost of earned revenues	68.1	74.0	85.4	87.0	81.2

Gross margin	31.9	26.0	14.6	13.0	18.8

Selling, general and administrative expenses	17.2	21.2	9.6	12.2	10.2

Operating income	14.7	4.8	5.0	0.8	8.6

Interest income (expense), net	(.1)	(.1)	(.1)	(.1)	0.0

Net income	14.6%	4.7%	4.9%	0.7%	8.6%

Three Months Ended March 31, 2006 and 2005

Revenues. Revenues for the three months ended March 31, 2006 were $16.3 million, compared to $9.7 million for the three months ended March 31, 2005, representing an increase of approximately $6.6 million, or 65%. The increase in revenues for the three months ended March 31, 2006 was primarily due to growth in network and power projects of $1.5 million, the realization of revenue on a percentage of completion method of accounting on homeland security related contracts for our major customer over the same period in the prior year of $4.0 million, and an increase of technology consulting revenue of $0.5 million over the same period in 2006.

Cost of earned revenues. Costs of earned revenues for the three months ended March 31, 2006 were $13.2 million, or 81% of revenues, compared to $8.4 million, or 87% of revenues, for the three months ended March 31, 2005. The increase in cost of earned revenues was driven by approximately $4.8 million in additional direct employee, subcontractor and equipment purchase expenses to support the increase in new service work orders and an increase in construction management contracts to support the increase in revenue. The decrease in cost of earned revenues as a percentage of revenues was due to the increase of direct service work performed for TSS/Vortech’s customers that generate higher margins, savings from economies of scale on some larger projects and refining of project estimates as they neared completion.

SG&A expenses. SG&A expenses for the three months ended March 31, 2006 were $1.7 million, or 10.2% of revenues, as compared to $1.2 million, or 12.2%, of revenues for the three months ended March 31, 2005. The increase in SG&A expenses was primarily due to the addition of new sales professionals as a part of TSS/Vortech’s business development and geographic expansion strategy and to the addition of administrative personnel to support the increase in business. The decrease in SG&A expenses as a percentage of revenues is a result of revenues earned on five of the contracts with our major customer that did not require additional SG&A expenses to support them.

Operating income. For the three months ended March 31, 2006, operating income was $1.4 million, or 8.6% of revenues, compared to operating income of $0.08 million, or 0.7%, of revenues for the three months ended March 31, 2005. For the three months ended March 31, 2006, the increase in operating income as a percentage of revenues was primarily due to higher profit margins on the mix of work performed compared to the same period in 2005 and an increase in revenues compared to the same period in 2005.

Interest expense (net). Net interest expense decreased by $4,000 to $5,000 in the first three months of 2006 as compared with $9,000 in the first three months of 2005, primarily due to lower debt as the result of the repayment of a term loan in December 2005.

Years Ended December 31, 2005 and 2004

Revenues. TSS/Vortech revenues for the year ended December 31, 2005 were $58.6 million, compared to $21.3 million for the year ended December 31, 2004, representing an increase of $37.3 million, or 175%. The increase in revenues was partially the result of an increase in network and power service revenue of $3.5 million, revenues earned from new customers for construction management services of $3.5 million, and the completion of an additional $25.0 million of work with our major customer.

Cost of earned revenues. TSS/Vortech costs of earned revenues for the year ended December 31, 2005 were $50.1 million, or 85.4% of revenues, compared to $15.8 million, or 74.0% of revenues, for the year ended December 31, 2004. The increase in cost of earned revenues and the increase in cost of earned revenues as a percentage of revenues were primarily due to the increased amount of outsourced work performed on TSS/Vortech’s contracts with its major customer, which have somewhat lower margins. Additionally, included in cost of earned revenues is member consulting compensation of $2.9 million in 2005 compared to $0 in 2004.

SG&A expenses. TSS/Vortech’s SG&A expenses for the year ended December 31, 2005 were $5.6 million, or 9.6% of revenues, compared to $4.5 million, or 21.2% of revenues, for the year ended December 31, 2004. SG&A expenses were lower as a percentage of revenues in 2005 due to payment of one time consulting commission fees of $0.7 million in 2004, partially offset by the SG&A expenses of $0.4 million associated with the addition of sales professionals and technology consulting personnel in 2005 to support the increase in proposal activity and new customer sales.

Operating income. For the year ended December 31, 2005, TSS/Vortech’s operating income was $2.9 million or 5.0% of revenues, as compared to $1.0 million, or 4.8% of revenues, for the prior year. The increase in operating income as a percentage of revenues was due primarily to economies of scale realized as a result of the large increase in revenues while SG&A expenses remained essentially flat.

Interest expense (net).  Net interest expense increased $6,000 to $35,000 in 2005, as compared with $29,000 in 2004, primarily due to an increase in average debt outstanding of $100,000 during 2005 compared to 2004.

Years Ended December 31, 2004 and 2003

Revenues. TSS/Vortech’s revenues for the year ended December 31, 2004 were $21.3 million, compared to $12.3 million for the year ended December 31, 2003, representing an increase of $9 million, or 73%. The increase was due to a $2.5 million increase in TSS/Vortech’s network and power project revenues, $1.0 million in revenues on a facility management contract with its major customer, and a $5.5 million increase in revenues earned on construction management contracts in 2004.

Cost of earned revenues. TSS/Vortech’s cost of earned revenue for the year ended December 31, 2004 was $15.8 million, or 74.0% of revenues, as compared to $8.4 million, or 68.1% of revenues, for the year ended December 31, 2003. The increase in cost of earned revenues and the increase in cost of earned revenues as a percentage of revenues was primarily the result of completing larger projects for TSS/Vortech’s major customer, which required more outsourced work than in 2003.

SG&A expenses. TSS/Vortech’s SG&A expenses for the year ended December 31, 2004 were $4.5 million, or 21.2% of revenues, as compared to $2.1 million, or 17.2% of revenues, for the year ended December 31, 2003. The increase in SG&A expenses as a percentage of revenues was primarily related to payment of one time consulting commission fees of $0.7 million in 2004, $0.7 million in costs incurred in 2004 as a result of support personnel hired by TSS/Vortech in connection with new contracts entered in 2004 on which no revenue was recognized during 2004.

Operating income. For the year ended December 31, 2004, operating income was $1.0 million, or 4.8% of revenues, as compared to $1.8 million, or 14.7% of revenues, for the year ended December 31, 2003. The decrease in operating income resulted primarily due to the increase in SG&A expenses in 2004 described above.

Interest expense (net). Net interest expense increased $25,000 to $29,000 in 2004 as compared with $4,000 in 2003, principally due to an increase in term loans to finance leasehold improvements and work vans and other equipment purchases.

Effects of Inflation

TSS/Vortech generally has been able to price its services and contracts in a manner to accommodate the rates of inflation experienced in recent years. All proposals issued by TSS/Vortech guarantee prices for only thirty days. On contracts awarded on proposals outstanding in excess of thirty days, TSS/Vortech has the right to reprice the services if inflation has caused a change in TSS/Vortech’s cost to perform the work. TSS/Vortech also seeks to minimize the effects of inflation by identifying, to extent practicable, the required equipment and outsourced services at the time of a contract award, which allows it to acquire the equipment and outsourced services immediately after award to minimize the effects of inflation on TSS/Vortech’s profitability. TSS/Vortech is also exposed to inflation in the prices of commodities, such as steel, copper and concrete, in connection with construction projects, which it seeks to minimize through contract provisions that limit its exposure to price increases.

Liquidity and Capital Resources

TSS/Vortech’s primary liquidity needs are for financing working capital and for the purchase of fixed assets related to office equipment, vans and tools for the network and power projects division of TSS/Vortech. TSS/Vortech has primarily relied on its cash flows from operations and on a credit facility to fund its capital and liquidity needs. TSS/Vortech expects the combination of profits from operations and cash available from FAAC after the acquisition to meet its normal working capital and capital expenditure needs for at least the next twelve months. Following completion of the FAAC acquisition, TSS/Vortech expects to terminate its existing credit facility and seek to enter into a larger credit facility that could be used for potential future acquisitions, as well as for working capital and capital expenditure needs. However, TSS/Vortech cannot assure you that such a credit facility will be available on terms acceptable to it or at all.

Cash and net working capital. The following table sets forth TSS/Vortech’s cash and networking capital, defined as current assets less current liabilities, as of December 31, 2004 and 2005 and March 31, 2006, respectively:

	December 31, 2004	December 31, 2005	March 31, 2006
	(amounts in millions)
Cash and cash equivalents	$1.5	$1.7	$6.1
Net working capital	$0.3	$2.3	$3.4

TSS/Vortech considers cash and time deposits of less than three months to be cash and cash equivalents. Net working capital increases from year to year are the result of operating profitably over the last three years of operation and the first quarter of 2006. TSS/Vortech’s net working capital is reduced by tax distributions to its members, who are required to pay their proportionate share of TSS/Vortech’s income on their personal returns. Following the acquisition, the companies will be wholly owned by FAAC, which will be subject to all applicable federal and state income taxes.

Credit facility. In December 2005, TSS/Vortech obtained a revolving credit facility with a bank that allows for maximum borrowings of $1.0 million. Interest accrues daily on the outstanding balance at one-month LIBOR plus 2.25%. The credit facility is collateralized by substantially all of TSS/Vortech’s assets and is personally guaranteed by one of TSS/Vortech’s members. Following the consummation of the acquisition and the termination of the credit facility, the member will no longer guarantee any of the companies’ indebtedness. TSS/Vortech had not drawn any amounts under the credit facility as of March 31, 2006.

Operating cash flows. Net cash provided by operating activities was $1.2 million and $4.7 million for the year ended December 31, 2005 and three months ended March 31, 2006, respectively. Net cash provided by operations is attributable to net income of $2.9 million and $1.4 million for the year ended December 31, 2005 and the three months ended March 31, 2006, respectively, adjusted by the following non-cash items included in net income and the following working capital changes:

	Year ended December 31, 2005	Three months ended March 31, 2006
	(in thousands)
• Depreciation and amortization	$228	$44
• Allowance for doubtful accounts	(27)	--

Working capital changes which contributed to cash flow from operations included the following:

	Year ended December 31, 2005	Three months ended March 31, 2006
(Increase) decrease in assets:	(in thousands)
• Contract and other receivables	$(8,441)	$4,596
• Costs and estimated earnings in excess of billings
on uncompleted contracts	476	(668)
• Prepaid expenses	(2)	(2)
• Due from affiliated entities	(285)	1
• Deposits	(147)	--
Increase (decrease) in liabilities:
• Accounts payable and accrued expenses	(5,066)	269
• Billings in excess of costs and estimated earnings on
uncompleted contracts	1,320	(941)
• Deferred compensation payable	103	--

Investing activities. Net cash used in investing activities was $59,521 and $3,197 for the year ended December 31, 2005 and the three months ended March 31, 2006, respectively. Net cash used in investing activities primarily related to equipment purchases.

Financing activities. Net cash used in financing activities was $891,130 and $341,432 for the year ended December 31, 2005 and the three months ended March 31, 2006, respectively. Cash used in financing activities primarily related to debt repayments and member distributions.

FAAC acquisition. The acquisition is expected to be consummated in the fourth quarter of 2006, after the required approval by the stockholders of FAAC and the fulfillment of certain other conditions. If the acquisition is consummated, and TSS/Vortech can provide no assurance that the acquisition will be consummated, the combined company is expected to receive from a trust account not less than $44 million, plus accrued interest after September 30, 2006, less amounts paid to FAAC stockholders who have elected to convert their shares to cash in accordance with FAAC’s certificate of incorporation.

Off-Balance Sheet Arrangements

TSS/Vortech may enter into certain contracts which require a performance bond to be issued by a bank or surety company in favor of the customer for a portion of the value of the contract. These bonds may be exercised by the customer in instances where TSS/Vortech fails to provide the contracted services. As of December 31, 2005 and March 31, 2006, TSS/Vortech did not have any outstanding bonds or other off-balance sheet arrangements.

Contractual Obligations

The following table summarizes TSS/Vortech’s contractual obligations as of March 31, 2006 that require TSS/Vortech to make future cash payments.

		Payments due by period
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
		(in thousands)
Vehicle loans	$214	$72	$109	$33	$	- -
Rent on facilities(1)	488	204	284	-		-
Other (2)	182	51	-	-		131

Total	$884	$327	$393	$33	$131

(1) Includes obligations under current leases. Does not include obligations under a five year lease that TSS/Vortech expects will commence in the fourth quarter of 2006 to consolidate its administrative staff and technology consulting group described under “Information About TSS/Vortech-Facilities.”

(2) Relates to deferred compensation obligations and obligations under an earnout in connection with an acquisition of a consulting business.

INFORMATION ABOUT FORTRESS AMERICA ACQUISITION CORPORATION

Our Business

We are a “blank check” company organized under the laws of the State of Delaware on December 20, 2004 and were formed for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase or other similar business combination, an operating business in the homeland security industry. We intend to use cash derived from the net proceeds of our initial public offering, together with any additional financing arrangements that we undertake, to effect a business combination with a target whose fair market value is at least equal to 80% of our net assets at the time of such acquisition. Our principal executive offices are located at 4100 North Fairfax Drive, Suite 1150, Arlington, Virginia 22203.

A registration statement for our initial public offering was declared effective on July 13, 2005. On July 20, 2005, we sold 7,000,000 units and consummated our initial public offering, and on August 24, 2005 we sold 800,000 units upon exercise by our underwriters of the over-allotment option. Each of our units consists of one share of our common stock, $0.0001 par value per share, and two redeemable common stock purchase warrants. Each warrant entitles the holder to purchase from us one share of common stock at an exercise price of $5.00. The net proceeds from our initial public offering were approximately $43.2 million, after deducting offering expenses of approximately $808,479 and underwriting discounts of $2.8 million. Of this amount, $42.0 million was deposited into a trust account and the remaining proceeds (approximately $1.2 million) were made available to be used to provide for business, legal and accounting due diligence on prospective business combinations and continuing general and administrative expenses. Through March 31, 2006, we have used approximately $0.7 million of the available funds for start up costs representing general and administrative expenses, travel expenses, professional services, insurance and taxes based on capital. The trust account funds remain on deposit in the trust account earning interest. As of June 30, 2006, there was approximately $43.0 million, including interest receivable of approximately $1.1 million, held in the trust account.

Fair market value of target business

Pursuant to our Amended and Restated Certificate of Incorporation, the initial target business that we acquire must have a fair market value equal to at least 80% of our net assets at the time of such acquisition. Our board of directors determined that this test was met in connection with our acquisition of TSS/Vortech. Further, we received a written opinion from BVC that, as of the date therein, and based upon and subject to the assumptions, factors, qualifications and limitations set forth therein, the consideration to be paid by FAAC in the proposed acquisition is fair to FAAC from a financial point of view. See “Approval of the Acquisition and the Other Transactions Contemplated by the Purchase agreement - Satisfaction of Fair Market Value Requirement”.

Stockholder approval of business combination

As required by our Amended and Restated Certificate of Incorporation, we will proceed with the acquisition only if a majority of the shares of our common stock voted by public stockholders are voted in favor of the acquisition and public stockholders owning less than 20% of our shares sold in our initial public offering exercise their conversion rights.

Conversion rights

Each public stockholder who votes against the acquisition has the right to have such stockholder's shares of common stock converted to cash if the acquisition is approved and completed. The actual per-share conversion price will be equal to the amount in the trust account, inclusive of any interest (calculated as of two business days prior to the consummation of the acquisition), divided by the number of shares sold in our initial public offering. As of June 30, 2006, the per-share conversion price was approximately $5.58, or $0.42 less than the price ($6.00 per unit) that we sold each unit for in our initial public offering. An eligible stockholder may request conversion at any time after receipt of this proxy statement and prior to the vote taken on the acquisition at the special meeting but the request will not be granted unless the stockholder votes against the acquisition and the acquisition is approved and completed. Any request for conversion, once made, may be withdrawn at any time up to the date of the special meeting. It is anticipated that the funds to be distributed to stockholders who are entitled to convert their shares and who elect conversion will be distributed promptly after completion of the acquisition. Public stockholders who convert their stock into their share of the trust account will retain the right to exercise the warrants they received as part of the units. We will not complete any business combination if public stockholders owning 20% or more of the shares sold in our initial public offering both vote against the acquisition and exercise their conversion rights.

Liquidation if no business combination

Our Amended and Restated Certificate of Incorporation requires us to liquidate if we have not completed a business combination by July 20, 2006, or January 20, 2007 if we entered into a letter of intent, an agreement in principle or a definitive agreement to complete a business combination prior to July 20, 2006, but were unable to complete such business combination by such date. We signed a definitive agreement with TSS/Vortech on June 5, 2006, and therefore have until January 20, 2007 to complete the acquisition of TSS/Vortech.

As of June 30, 2006, and assuming we had expended all of the funds not in the trust account, the per share liquidation price was approximately $5.58, or $0.42 less than the price ($6.00 per unit) that we sold each unit for in our initial public offering. The proceeds deposited in the trust account could, however, become subject to the claims of our creditors which could be prior to the claims of our public stockholders. We cannot assure you that the actual per-share liquidation price will not be less than $5.58, plus interest, due to claims of creditors. Messrs. McMillen and Weiss have agreed pursuant to an agreement with us and Sunrise Securities Corp., the underwriter of our initial public offering, that, if we liquidate prior to the consummation of a business combination, they may be personally liable to ensure that the proceeds of the trust account are not reduced by the claims of vendors or other entities that are owed money by us for services rendered or products sold to us or the claims of prospective target businesses. We cannot assure you, however, that they will be able to satisfy those obligations.

If we fail to consummate a business combination prior to January 20, 2007, upon notice from us, the trustee will commence liquidating the investment constituting the trust account and will turn over the proceeds to the transfer agent for distribution to our public stockholders.

Our public stockholders will be entitled to receive funds from the trust account only in the event of our liquidation or if a public stockholder seeks to convert his respective shares into cash upon a business combination which the public stockholder voted against and which is actually completed by us. In no other circumstances will a public stockholder have any right or interest of any kind to or in the trust account.

FAAC strategy if the acquisition is completed

If we are able to complete the acquisition of TSS/Vortech, we plan to pursue a balanced but aggressive strategy of organic growth and complementary acquisitions. We believe TSS/Vortech’s current customer base has enjoyed excellent service from TSS/Vortech, and that TSS/Vortech is well positioned to continue to expand its current contractual assignments. We plan for TSS/Vortech to expand its revenues by adding new business from current customers and by securing new business in its current geographic regions. At the same time, we intend to accelerate this growth plan by finding and acquiring businesses with complementary skills in customer relationships. In this way, we believe we will be able to improve our revenue growth and achieve economies of scale that will further enhance our profitability. Although we are often engaged in preliminary discussions with acquisition candidates, as of the date of this proxy statement we have no binding commitments or agreements to enter into any acquisition.

Following the completion of the acquisition of TSS/Vortech, we currently expect to have approximately $32 million of the trust fund available for working capital needs and to be applied to future acquisitions.

Employees

We currently have two part-time officers, each of whom is also a member of our board of directors. We have no employees. Our officers are not obligated to devote any specific number of hours to our matters and intend to devote only as much time as they deem necessary to our affairs. We do not intend to have any full time employees prior to the consummation of a business combination.

Periodic Reporting and Audited Financial Statements

We have registered our securities under the Exchange Act and have reporting obligations, including the requirement to file annual and quarterly reports with the SEC. In accordance with the requirements of the Exchange Act, our annual reports will contain financial statements audited and reported on by its independent accountants. We have filed a Form 10-KSB with the SEC covering the fiscal year ended December 31, 2005 and a Form 10-QSB covering the quarterly period ended March 31, 2006.

Legal Proceedings

We are not involved in any legal proceeding which may have, or have had a significant effect on our business, financial positions, results of operations or liquidity, nor are we aware of any proceedings that are pending or threatened which may have a significant effect on our business, financial position, results of operations or liquidity.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS - FORTRESS AMERICA ACQUISITION CORPORATION

We are a “blank check” company organized under the laws of the State of Delaware on December 20, 2004 and were formed for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase or other similar business combination, an operating business in the federal services and defense industries. We intend to use the trust account funds, together with any additional financing arrangements that we undertake, to effect a business combination.

We have neither engaged in any operations nor generated any revenues nor incurred any debt or expenses during the period ended March 31, 2006, other than in connection with our public offering and, thereafter, certain legal and other expenses related to pursuing acquisitions of target businesses. Our entire activity since inception has been to prepare for and consummate our initial public offering and, following the completion of our initial public offering, to identify and investigate target businesses for a business combination.

Our net proceeds from the sale of our units, after deducting offering expenses of approximately $808,479 and underwriting discounts of $2,808,000, were approximately $43,183,521. Of this amount, $41,964,000 was placed in trust and the remaining $1,219,521 was not placed in trust. We will use substantially all of the net proceeds of our offering to acquire a target business, including identifying and evaluating prospective acquisition candidates, selecting the target business, and structuring, negotiating and consummating the business combination. To the extent that our capital stock is used in whole or in part as consideration to effect a business combination, the proceeds held in the trust account as well as any other net proceeds not expended will be used to finance the operations of the target business. We believe that the funds available to us outside of the trust account will be sufficient to allow us to operate for at least the next five months, assuming that a business combination is not consummated during that time. Since our inception and until March 31, 2006, we have incurred the following expenses:

•	$201,252 for legal, accounting, travel and other expenses attendant to the due diligence investigations, structuring, and negotiating of a business combination;

•	$61,362 for rent and administrative services and support (approximately $7,500 per month);

•	$85,342 of expenses for legal and accounting fees relating to our SEC reporting obligations;

•	$73,276 for franchise and capital taxes;

•	$137,216 for federal and state income taxes;

•	$30,000 for director and officer liability insurance premiums; and

•	$45,720 for miscellaneous expenses and reserves.

In addition, we will owe a finders fee in the amount of approximately $750,000 to Goldman Associates, a division of Sunrise Securities Corp., the lead underwriter in our initial public offering, upon the closing of the acquisition. We do not believe we will need to raise additional funds in order to meet the expenditures required for operating our business. However, we may need to raise additional funds through a private offering of debt or equity securities if such funds are required to consummate a business combination that is presented to us. We would only consummate such a fundraising simultaneously with the consummation of a business combination.

On July 20, 2005, we used $45,000 of our general working capital to pay premiums associated with our directors and officers’ liability insurance. As of March 31, 2006, $15,000 of this amount represents the prepaid portion for the cost of such insurance through July 20, 2006.

Washington Capital Advisors, Mr. Weiss and Mr. Mitchell advanced a total of $70,000 to us to cover costs related to our initial public offering. These loans were repaid on July 20 and September 1, 2005 from the proceeds of our initial public offering not placed in trust.

We have agreed to pay, through the date of our acquisition of a target business, Washington Capital Advisors, LLC, an affiliate of Mr. McMillen, $7,500 per month for office space and certain office and secretarial services. The $7,500 per month is reimbursement for office space and the office and secretarial services provided to us by Washington Capital Advisors, LLC and not as compensation to Mr. McMillen.

As of March 31, 2006, approximately $43,047,747, including interest receivable of approximately $1,083,747, was held in trust, and we had approximately $871,760 of the available funds remaining and available to us for our activities in connection with identifying and conducting due diligence of a suitable business combination, and for general corporate matters.

DIRECTORS AND EXECUTIVE OFFICERS OF FORTRESS AMERICA
ACQUISITION CORPORATION FOLLOWING THE ACQUISITION

At the effective time of the acquisition, Mr. McMillen, who has served as our Chairman, and Mr. Weiss, who has served as our Chief Executive Officer, President and Secretary, in each case since inception, will resign from those offices, although each will remain a member of the board of directors. At the time of the acquisition, Mr. McMillen will become our Vice Chairman and Mr. Weiss will become our Chairman. Also at that time, Mr. Rosato will become our Chief Executive Officer and will also become the Chairman of TSS/Vortech. Mr. Gallagher will become our President and Chief Operating Officer and will become the Chief Executive Officer and President of TSS/Vortech.

At the effective time of the acquisition and provided the nomination are approved by our stockholders, our directors and executive officers will be:

Name	Age	Position

Harvey L. Weiss	63	Director and Chairman of FAAC
C. Thomas McMillen	54	Director and Vice Chairman of FAAC
Thomas P. Rosato	54	Director and Chief Executive Officer of FAAC and Chairman of each of VTC and Vortech
Gerard J. Gallagher	49	Director and President and Chief Operating Officer of FAAC and Chief Executive Officer and President of each of VTC and Vortech
David J. Mitchell	44	Director
Donald L. Nickles	57	Director

Directors

Harvey L. Weiss has served as our Chief Executive Officer, President and a member of our Board since inception and has over 35 years of experience in the information technology and security market place. From 2002 to August 1, 2004, Mr. Weiss was the Chief Executive Officer and President of System Detection, Inc., a software security company and is presently serving as a consultant. From 2000 to 2002, he served as President of Engineering Systems Solutions, Inc., a security and biometrics integration firm. During 1999, Mr. Weiss was the Chief Executive Officer and President of Global Integrity Corporation, a SAIC subsidiary specializing in information security and served as a Director until the company was sold in 2002. From 1996 to 1998, until sold to Network Associates, Inc, Mr. Weiss was President of the Commercial Division, Secretary and Director of Trusted Information Systems, Inc., a NASDAQ-listed security network company. Prior to that time, from 1994 to 1996, Mr. Weiss served as President of Public Sector Worldwide Division for Unisys Corporation. From 1991 to 1993, Mr. Weiss was the Vice President of Sales and the President and Chief Operating Officer of Thinking Machines Corporation, a massively parallel processing company. Prior to that time, he served in various senior capacities in Digital Equipment Corporation. Mr. Weiss serves on the Board of Forterra Systems, Inc., a simulation company, is a member of the Brookings Institution Council, and is a trustee of Capitol College. Mr. Weiss received a Bachelor of Science in Mathematics from the University of Pittsburgh.

C. Thomas McMillen has served as our Chairman of the Board since inception and has over 18 years of experience in government, finance and mergers and acquisitions. Mr. McMillen has also served, since August 2005, as the President, Chief Executive Officer and Chairman of the Board of Homeland Security Capital Corporation, a consolidator of homeland security companies that provides capital, management advice and investments for developing companies. Mr. McMillen co-founded Global Secure Corp., a homeland security company providing critical infrastructure services, in 2003, and served as its Chief Executive Officer until February 2004. From February 2004 until February 2005, Mr. McMillen served as a consultant to Global Secure Corp. In addition, from October 2004 through July 2005, he served as a Chairman of the Board of Global Defense Corporation, a development stage company focused on acquiring companies in critical infrastructure security. From December 2003 to February 2004, Mr. McMillen served as Vice Chairman and Director of Sky Capital Enterprises, Inc., a venture firm, and until February 2005 served as a consultant. From March 2003 to February 2004, Mr. McMillen served as Chairman of Sky Capital Holdings, Ltd, Sky Capital Enterprises’ London stock exchange-listed brokerage affiliate. Mr. McMillen has also been Chief Executive Officer of Washington Capital Advisors, LLC, a merchant bank and one of our stockholders, since 2003. He also served as Chairman of TPF Capital, its predecessor company, from 2001 through 2002. Mr. McMillen has also been an independent consultant throughout his career. From 1994 through February 1999, Mr. McMillen served as the Founder, Chief Executive Officer and Director of NASDAQ-listed Complete Wellness Centers, Inc., a medical multi-disciplinary clinic management company. Mr. McMillen was appointed by President Clinton to Co-Chair the President’s Council on Physical Fitness and Sports from 1993 to 1997. From 1987 through 1993, he served three consecutive terms in the United States House of Representatives from the 4th Congressional District of Maryland. Prior to that, Mr. McMillen played 11 years in the National Basketball Association. Mr. McMillen received a Bachelor of Science in chemistry from the University of Maryland, and a Bachelor and Master of Arts from Oxford University as a Rhodes Scholar.

David J. Mitchell has served as a member of our Board since its inception and has over 20 years of investment, finance and mergers and acquisition experience. Mr. Mitchell is President of Mitchell Holdings LLC, a New York-based merchant banking company he founded in January of 1991, and since June 2004, Managing Partner of Las Vegas Land Partners LLC, a real estate development firm. From 1996 until the business was sold to American Express in August 1998, Mr. Mitchell was the Founder and Co-Chief Executive Officer of Americash LLC. Mr. Mitchell served as a Director of Kellstrom Industries from its inception until January 2002. Kellstrom Industries filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware on February 20, 2002. A Form 8-K filed by Kellstrom Industries with the SEC on July 17, 2002 stated that Kellstrom Industries completed the U.S. Bankruptcy Court-approved sale of substantially all of its assets to Kellstrom Aerospace, LLC, an entity controlled by Inverness Management LLC on that date. Publicly available information indicates that the bankruptcy proceeding is still pending. From October 1999 until March 2002, Mr. Mitchell was a director of Direct Furniture Inc. An involuntary petition under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (Manhattan) was filed against Direct Furniture on March 18, 2002. On March 20, 2002, the Court appointed a Chapter 11 trustee who continues to manage Direct Furniture’s assets. Mr. Mitchell served as a director of Centerpoint Corporation (including its predecessor companies) from October 1996 until January 2003 and, along with other directors, was named as a defendant in a shareholder derivative and class action brought by TCMP 3 Partners LLP in the Court of Chancery of the State of Delaware, New Castle County. That shareholder derivative and class-action suit alleges, among other things, breach of fiduciary duty, waste of corporate assets, and fraudulent and/or negligent misrepresentations on the part of Centerpoint’s directors. Mr. Mitchell believes the allegations are without merit and intends to vigorously defend the litigation. Prior to 1991, Mr. Mitchell held various senior positions at New York Stock Exchange member firms. From 1988 to 1990, he was a Managing Director and Principal of Rodman & Renshaw, Inc., and from 1985 to 1988, he was a Managing Director of Laidlaw Adams & Peck, Inc. Previous to 1985, Mr. Mitchell was with Bear Stearns and Oppenheimer & Co.

Donald L. Nickles has been a member of our board of directors since February 2005 and currently serves as a member of the board of directors of Chesapeake Energy Corporation and Valero Energy Corporation. In 2005 after his retirement from the United States Senate, Senator Nickles founded and is currently Chairman and Chief Executive Officer of The Nickles Group, LLC, a consulting and business venture firm headquartered in Washington, D.C.  Senator Nickles was elected to the United States Senate in 1980 where he represented the state of Oklahoma and held numerous leadership positions, including Assistant Republican Leader from 1996 to 2002 and Chairman of the Senate Budget Committee from 2003 to 2004. Senator Nickles also served on the Energy and Natural Resources Committee and the Finance Committee. While serving in the Unites States Senate, Senator Nickles was instrumental in several key areas of legislation including securing Senate passage of the Homeland Security Act of 2002, the legislation creating the Department of Homeland Security and the 2003 Tax Relief Act. Prior to his service in the United States Senate, Senator Nickles served in the Oklahoma State Senate from 1979 to 1980 and worked at Nickles Machine Corporation in Ponca City, Oklahoma becoming vice president and general manager. Senator Nickles served in the National Guard from 1970 to 1976 and graduated from Oklahoma State University in 1971.

Thomas P. Rosato will join us as a Director and as our Chief Executive Officer and will become the Chairman of each of VTC and Vortech effective when we close the acquisition of TSS/Vortech. Mr. Rosato has over 25 years of experience in mission-critical service businesses. Since 2002, he has served as the co-founder and chairman of TSS and the co-founder and chairman of Vortech. From 1998 to 2001, Mr. Rostato served as the President - Group Maintenance of America/Encompass Services Corporation, National Accounts Division. From 1995 to 1998, he served as the founder and President of Commercial Air, Power & Cable, Inc. From 1980 to 1995, he served in various capacities at Com-Site Enterprises, most recently as Chief Financial Officer and Chief Operating Officer. Mr. Rosato started his career in 1973 as a certified public accountant at Coopers & Lybrand. Mr. Rosato received a Bachelor of Science in Accounting from Temple University.

Gerard J. Gallagher will join us as a Director and as our President and Chief Operating Officer and will become the Chief Executive Officer and President of each of VTC and Vortech effective when we close the acquisition of TSS/Vortech. Mr. Gallagher has more than 25 years of experience in mission critical fields. Since 2002, he has served as the co-founder and President of TSS and the co-founder and President of Vortech. From 1998 to 2001, Mr. Gallagher served as the President of the Total Site Solutions division of Encompass Services Corp. From 1997 to 1998, he served as the President of the Total Site Solutions division of Commercial Air, Power & Cable, Inc. From 1991 to 1997, he served as the Chief Facilities Operations and Security Officer of the International Monetary Fund. From 1980 to 1991, Mr. Gallagher served in various capacities at Com Site International, most recently as Senior Vice President of Engineering and Sales. Mr. Gallagher received a Bachelor of Science in Fire Science from the University of Maryland and a Bachelor of Science in Organizational Management (Summa Cum Laude) from Columbia Union College.

Board of Directors and Committees of the Board

Our board of directors is divided into three classes, which are required to be as nearly equal in number as possible, with each director serving a three-year term and one class being elected at each year’s annual meeting of stockholders. At each annual meeting of our stockholders, successors to the class of directors whose term expires at such meeting will be elected to serve for three-year terms or until their respective successors are elected and qualified. At the effective time of the acquisition and provided the nomination are approved by our stockholders, our directors in each class will be:

Class	Name

Term expiring at the 2009	David J. Mitchell
annual meeting of our	Gerard J. Gallagher
stockholders

Term expiring at the 2007	Harvey L. Weiss
annual meeting of our	Donald L. Nickles
stockholders

Term expiring at the 2008	C. Thomas McMillen
annual meeting of our	Thomas P. Rosato
stockholders

In anticipation of being listed on NASDAQ, we will adhere to the rules of NASDAQ in determining whether a director is independent. Our board of directors will consult with counsel to ensure that the board of directors’ determinations are consistent with those rules and all relevant securities laws and regulations regarding the independence of directors. The NASDAQ listing standards define an “independent director” generally as a person, other than an officer of a company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment. Consistent with these standards, the board of directors has determined that David J. Mitchell and Donald L. Nickles are independent.

Compensation Committee

Upon closing of the acquisition, we will establish a compensation committee composed entirely of independent directors. The compensation committee’s purpose will be to review and approve compensation paid to our officers and directors and to administer the incentive compensation plan, if approved by our stockholders.

Audit Committee

On ____________, 2006, our board of directors established an Audit Committee. The Audit Committee of the board of directors operates under a written charter, which is attached to this proxy statement as Annex G. The Audit Committee was established to provide assistance to the board of directors in fulfilling its oversight responsibility to the stockholders, potential stockholders, the investment community and others relating to our financial statements and the financial reporting process, our systems of internal accounting and financial controls, the internal audit function, the annual independent audit of our financial statements and report on internal control over financial reporting, and the legal compliance and ethics programs as established by management and our board of directors. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication among the Audit Committee, our independent registered public accounting firm and our management. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel and has the power to retain outside counsel or other experts for this purpose. Notwithstanding the foregoing, the Audit Committee is not responsible for conducting audits, preparing financial statements or assuring the accuracy of financial statements or filings, all of which is the responsibility of our management and the independent registered public accounting firm. Following the closing of the acquisition, ___________________________ will comprise the Audit Committee, of which __________ will be the Chairman.

Code of Ethics

Our board of directors has adopted a code of ethics for our officers and directors. A copy of our code of ethics was filed as an exhibit to our Annual Report on Form 10-KSB for the year ended December 31, 2005.

Board and Committee Meetings

During the fiscal year ended December 31, 2005, our board of directors held six meetings. During the fiscal quarter ended March 31, 2006, our board of directors held two meetings. Although we do not have any formal policy regarding director attendance at our annual meetings, we will attempt to schedule our annual meetings so that all of our directors can attend. During the fiscal year ended December 31, 2005, all of our directors attended at least 75% of the meetings of the board of directors and committees on which they served.

The Audit Committee was not formed until ___________, 2006 and, accordingly, there were no meetings of the Audit Committee prior to that date.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. All of these reports were filed in a timely manner.

Compensation of Directors

It is anticipated that at or prior to the closing of the acquisition, the compensation to be paid to members of our board of directors will be established and such compensation will be reasonable and customary for the industry.

Executive Compensation

No executive officer or director has received any cash or non-cash compensation for services rendered. We will not pay any finders or consulting fees to our founders, or any of their respective affiliates, for services rendered to or in connection with the consummation of the acquisition. However, our founders will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses or fees by anyone other than our board of directors, which includes persons who may be entitled to reimbursement or a court of competent jurisdiction if such expenses are challenged. If all of our directors are not deemed “independent,” we will not have the benefit of independent directors examining the propriety of expenses incurred on our behalf and subject to reimbursement or monitoring our compliance with the terms of our initial public offering. We have agreed to pay Washington Capital Advisors, LLC, an affiliate of Mr. McMillen, a monthly fee of $7,500 for general and administrative services including office space, utilities and secretarial support. These arrangements will be modified following the closing of the acquisition as described under “—Employment Agreements” below.

Employment Agreements

Employment Agreement with Thomas P. Rosato

Effective as of the date of closing date, FAAC will enter an Employment Agreement with Thomas P. Rosato whereby Mr. Rosato will be engaged to serve as FAAC’s chief executive officer for a period of three years. Under the terms of the Employment Agreement, Mr. Rosato’s base compensation will be $425,000 per year (subject to a minimum annual increase of 5% per year), Mr. Rosato will be eligible to receive an annual bonus of up to 50% of his then applicable base compensation (the amount of the bonus and the criteria for the bonus to be determined by the Board of Directors) with the bonus for 2006 to be prorated for the number of months remaining in 2006 following the closing date, and Mr. Rosato will be eligible for the share performance bonus described below. In addition to base compensation and bonus eligibility, (i) FAAC will pay the premiums on the life insurance policies currently paid by VTC and Vortech, (ii) Mr. Rosato will be entitled to an office allowance of $3,000 and (iii) Mr. Rosato will otherwise be entitled to receive vacation, health insurance and other benefits as generally made available to other FAAC executives. Pursuant to the terms of the Employment Agreement, if FAAC terminates Mr. Rosato’s employment for reasons other than “Cause” or Mr. Rosato terminates his employment for “Good Reason” (as those terms are defined in the Employment Agreement), Mr. Rosato is entitled to receive his base compensation as and when it would otherwise be payable if his employment had not been terminated (provided, however that if termination occurs during the last twelve months of Mr. Rosato’s employment, then Mr. Rosato shall be entitled to receive amounts equal to base compensation (as and on the terms otherwise payable) for twelve months from the date of termination). Under the terms of the Employment Agreement, Mr. Rosato is subject to covenants not to solicit customers or employees of FAAC or its subsidiaries and to not otherwise compete against FAAC or its subsidiaries. In connection with signing the Employment Agreement (and as a condition of his employment), Mr. Rosato is required to sign an Invention Assignment, Non-Compete and Confidentiality Agreement.

Share performance bonus. Up to $5.0 million in additional shares of our common stock will be issuable to Mr. Rosato if during the period from the closing of the acquisition through July 13, 2008, certain share performance thresholds (alternative and not cumulative) set forth below are satisfied:

•
if the highest average share price of FAAC’s common stock during any 60 consecutive trading day period between the closing of the acquisition and July 13, 2008 exceeds $9.00 per share but is no more than $10.00 per share, he will be entitled to $0.5 million worth of additional shares; or

•
if the highest average share price of FAAC’s common stock during any 60 consecutive trading day period between the closing of the acquisition and July 13, 2008 exceeds $10.00 per share but is no more than $12.00 per share, he will be entitled to $1.5 million worth of additional shares; or

•
if the highest average share price of FAAC’s common stock during any 60 consecutive trading day period between the closing of the acquisition and July 13, 2008 exceeds $12.00 per share but is no more than $14.00 per share, he will be entitled to $3.0 million worth of additional shares; or

•
if the highest average share price of FAAC’s common stock during any 60 consecutive trading day period between the closing of the acquisition and July 13, 2008 exceeds $14.00 per share, he will be entitled to $5.0 million worth of additional shares.

Employment Agreement with Gerard J. Gallagher

Effective as of the date of closing date, FAAC will enter an Employment Agreement with Gerard J. Gallagher whereby Mr. Gallagher will be engaged to serve as FAAC’s president and chief operating officer for a period of three years. Under the terms of the Employment Agreement, Mr. Gallagher’s base compensation will be $425,000 per year (subject to a minimum annual increase of 5% per year), Mr. Gallagher will be eligible to receive an annual bonus of up to 50% of his then applicable base compensation (the amount of the bonus and the criteria for the bonus to be determined by the Board of Directors) with the bonus for 2006 to be prorated for the number of months remaining in 2006 following the closing date, and Mr. Gallagher will be eligible to receive a share performance bonus on terms identical to those described above under “Employment Agreement with Thomas P. Rosato”. In addition to base compensation and eligibility for a bonus, (i) FAAC will pay the premiums on the life insurance policies currently paid by VTC and Vortech, and (ii) Mr. Gallagher will otherwise be entitled to receive vacation, health insurance and other benefits as generally made available to other FAAC executives. Pursuant to the terms of the Employment Agreement, if FAAC terminates Mr. Gallagher’s employment for reasons other than “Cause” or Mr. Gallagher terminates his employment for “Good Reason” (as those terms are defined in the Employment Agreement), Mr. Gallagher is entitled to receive his base compensation as and when it would otherwise be payable if his employment had not been terminated (provided, however that if termination occurs during the last twelve months of Mr. Gallagher’s employment, then Mr. Gallagher shall be entitled to receive amounts equal to base compensation (as and on the terms otherwise payable) for twelve months from the date of termination). Under the terms of the Employment Agreement, Mr. Gallagher is subject to covenants not to solicit customers or employees of FAAC or its subsidiaries and to not otherwise compete against FAAC or its subsidiaries. In connection with signing the Employment Agreement (and as a condition of his employment), Mr. Gallagher is required to sign an Invention Assignment, Non-Compete and Confidentiality Agreement.

Employment Agreement with Harvey L. Weiss

Effective as of the date of closing date, FAAC will enter an Employment Agreement with Harvey L. Weiss whereby Mr. Weiss shall be engaged to serve as FAAC’s chairman for a period of three years. Under the terms of the Employment Agreement, Mr. Weiss’ base compensation is $200,000 per year (subject to a minimum annual increase of 5% per year) and Mr. Weiss is eligible to receive an annual bonus of up to 50% of his then applicable base compensation (the amount of the bonus and the criteria for the bonus to be determined by the Board of Directors) with the bonus for 2006 to be prorated for the number of months remaining in 2006 following the closing date. In addition to base compensation and eligibility for a bonus, (i) Mr. Weiss will be entitled to a referral fee equal to 5% of the “Gross Profits” (as defined in the Employment Agreement) attributable to any client or customer (other than the federal government, or any agency or subdivision thereof) identified by Mr. Weiss to FAAC or its subsidiaries, (ii) Mr. Weiss will be entitled to an “office allowance” of $3,000 per month and (iii) Mr. Weiss will otherwise be entitled to receive vacation, health insurance and other benefits as generally made available to other FAAC executives. Pursuant to the terms of the Employment Agreement, if FAAC terminates Mr. Weiss’ employment for reasons other than “Cause” or Mr. Weiss terminates his employment for “Good Reason” (as those terms are defined in the Employment Agreement), Mr. Weiss is entitled to receive his base compensation as and when it would otherwise be payable if his employment had not been terminated (provided, however that if termination occurs during the last twelve months of Mr. Weiss’ employment, then Mr. Weiss shall be entitled to receive amounts equal to base compensation (as and on the terms otherwise payable) for twelve months from the date of termination). Under the terms of the Employment Agreement, Mr. Weiss is subject to covenants not to solicit customers or employees of FAAC or its subsidiaries and to not otherwise compete against FAAC or its subsidiaries. In connection with signing the Employment Agreement (and as a condition of his employment), Mr. Weiss is required to sign an Invention Assignment, Non-Compete and Confidentiality Agreement.

Consulting Agreement with Washington Capital Advisors, LLC

Effective as of the date of closing date, FAAC will enter a Consulting Agreement with Washington Capital Advisors, LLC (“Washington Capital Advisors”) whereby Washington Capital Advisors will be engaged to serve as a consultant to FAAC for a period of three years. Under the terms of the Consulting Agreement, Washington Capital Advisors’ base compensation is $200,000 per year (subject to a minimum annual increase of 5% per year) and Washington Capital Advisors is eligible to receive an annual bonus of up to 50% of its then applicable base compensation (the amount of the bonus and the criteria for the bonus to be determined by the Board of Directors) with the bonus for 2006 to be prorated for the number of months remaining in 2006 following the closing date. In addition to base compensation and eligibility for a bonus Washington Capital Advisors will be entitled to a referral fee equal to 5% of the “Gross Profits” (as defined in the Consulting Agreement) attributable to any client or customer (other than the federal government, or any agency or subdivision thereof) identified by Washington Capital Advisors to FAAC or its subsidiaries. Pursuant to the terms of the Consulting Agreement, if FAAC terminates the Consulting Agreement for reasons other than “Cause” or Washington Capital Advisors terminates the Consulting Agreement for “Good Reason” (as those terms are defined in the Consulting Agreement), Washington Capital Advisors is entitled to receive its base compensation as and when it would otherwise be payable if the Consulting Agreement had not been terminated (provided, however that if termination occurs during the last twelve months of the Consulting Agreement, then Washington Capital Advisors shall be entitled to receive amounts equal to base compensation (as and on the terms otherwise payable) for twelve months from the date of termination). Under the terms of the Consulting Agreement, Washington Capital Advisors is subject to covenants not to solicit customers or employees of FAAC or its subsidiaries and to not otherwise compete against FAAC or its subsidiaries. In connection with signing the Consulting Agreement (and as a condition of its engagement), Washington Capital Advisors is required to sign an Invention Assignment, Non-Compete and Confidentiality Agreement.

Independent Registered Public Accounting Firm

Goldstein Golub Kessler LLP, or GGK, is currently our independent registered public accounting firm. Representatives of GGK will not be present at the special meeting.

Fees of the Independent Registered Public Accounting Firm

The firm of GGK acts as our principal accountant. Through September 30, 2005, GGK had a continuing relationship with American Express Tax and Business Services Inc., or TBS, from which it leased auditing staff who were full time, permanent employees of TBS and through which its partners provide non-audit services. Subsequent to September 30, 2005, this relationship ceased and the firm established a similar relationship with RSM McGladrey, Inc., or RSM. GGK has no full time employees and therefore, none of the audit services performed were provided by permanent full-time employees of GGK. GGK manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination. The following is a summary of fees paid or to be paid to GGK and RSM for services rendered.

Audit Fees

Fees incurred in connection with our initial public offering, the review of our quarterly financial statements, and services provided in connection with the our statutory and regulatory filings in respect of year ended December 31, 2005 were in the amount of $69,153.

Pre-Approval of Fees

All the services and fees described above were approved by our full board of directors which considered whether the provision of non-audit related services was compatible with maintaining the independence of GGK. Commencing on _____________, 2006, the Audit Committee of the Board of Directors was granted the authority to pre-approve all auditing services and all non-audit services (including the fees and terms thereof) to be performed by the independent auditors. The Audit Committee may delegate to the Audit Committee Chairman the authority to grant pre-approvals for audit and permitted non-audit services to be performed for us by the independent auditor, provided that decisions of such member to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

Stockholder Communications with the Board of Directors

Stockholders may send communications to our board of directors by mail or courier delivery addressed as follows: Fortress America Acquisition Corporation, c/o Corporate Secretary, 4100 North Fairfax Drive, Suite 1150, Arlington, Virginia 22203. In general, the Corporate Secretary will forward all such communications to the board of directors. However, for communications addressed to a particular member of the board of directors or the Chairman of a particular committee, the Corporate Secretary forwards those communications directly to the board member so addressed.

Promoters

Messrs. McMillen, Weiss, Mitchell and Nickles may be our “promoters,” as that term is defined under Federal securities laws.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of June 8, 2006, by each of our officers and directors, all of our officers and directors as a group, and each person known by us, as a result of such person’s public filings with the SEC and the information contained therein, to be the beneficial owner of more than 5% of our outstanding shares of common stock.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The address of each of the below, unless otherwise indicated, is 4100 North Fairfax Dr., Suite 1150, Arlington, Virginia 22203-1664.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Percentage of Outstanding Common Stock
C. Thomas McMillen	575,000	(1)	6.0%
Harvey L. Weiss	575,000	(2)	6.0%
David J. Mitchell	150,000		1.6%
Donald L. Nickles	200,000		2.1%
All directors and executive officers as a group (four individuals)	1,500,000		15.7%
Amaranth LLC *	903,220	(3)	9.5%
Satellite Advisors, L.L.C. /Satellite Asset
Management, L.P. **	740,947	(4)	7.8%
———————
*	c/o Amaranth Advisors L.L.C., One American Lane, Greenwich, Connecticut 06831
**	623 Fifth Avenue, 19th Floor, New York, New York 10022

(1)	Includes 575,000 shares held by Washington Capital Advisors, LLC, of which Mr. McMillen is the Chief Executive Officer.

(2)	Does not includes warrants to purchase 452,000 shares of our common stock, which are exercisable upon the later of July 13, 2006 or the completion of a business combination.

(3)	As reported in a Schedule 13G/A dated February 3, 2006, and filed with the SEC on February 3, 2006.

(4)	As reported in a Schedule 13G dated September 12, 2005, and filed with the SEC on September 12, 2005.

All of the shares of our outstanding common stock owned by our initial stockholders prior to our initial public offering have been placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, pursuant to an escrow agreement described in “Certain Relationships and Related Party Transactions” on page ____.

As a result of the acquisition and assuming that no FAAC stockholder exercises such stockholder’s conversion rights and assuming that FAAC does not assume any debt of TSS/Vortech, immediately after the consummation of the acquisition, the selling members will own approximately 20.1% of the outstanding FAAC common stock and the present stockholders of FAAC (or their transferees) will own approximately 74.9% of the outstanding FAAC common stock. The percentage ownership of the selling members will be increased and that of FAAC’s stockholders will be decreased upon issuances of the contingent shares to be issued pursuant to the purchase agreement or upon the issuances of shares upon conversion of the convertible promissory notes to be delivered to the selling members at the consummation of the acquisition.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Relating to FAAC

Escrow. All of the shares of our common stock outstanding prior to our initial public offering (“initial shares”) and held by the above stockholders (“initial stockholders”) have been placed in escrow with Continental Transfer & Trust Company, as escrow agent, until the earliest of:

•	July 13, 2008;

•	our dissolution and liquidation; or

•
the consummation of a liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property subsequent to our consummating a business combination with a target business.

During the escrow period, the initial stockholders will not be able to sell or transfer their securities except to their spouses and children or trusts established for their benefit or otherwise as provided in the stock escrow agreement, but will retain all other rights as our stockholders, including, without limitation, the right to vote their shares of common stock and the right to receive cash dividends, if declared. If dividends are declared and payable in shares of common stock, such dividends will also be placed in escrow. If we are unable to effect a business combination and liquidate, none of our existing stockholders will receive any portion of the liquidation proceeds with respect to common stock owned by them prior to our initial public offering.

Purchase of Warrants. Pursuant to an agreement with the underwriters of our initial public offering, C. Thomas McMillen, our Chairman, and Harvey Weiss, our Chief Executive Officer, President, Secretary and a member of our Board of Directors, or certain of their affiliates or designees, have collectively purchased 600,000 warrants in the public marketplace at prices not exceeding $0.70 per warrant. Messrs. McMillen and Weiss further agreed that any warrants purchased by them or their affiliates or designees will not be sold or transferred until the completion of a business combination.

Registration Rights. The holders of the majority of the initial shares are entitled to make up to two demands that we register the initial shares. The holders of the majority of the initial shares may elect to exercise these registration rights at any time after the date on which the initial shares are released from escrow, which, except in limited circumstances, is not before July 13, 2008. In addition, the initial stockholders have certain “piggyback” registration rights on registration statements filed subsequent to the date on which these shares of common stock are released from escrow. We will bear the expenses incurred in connection with the filing of any such registration statements.

Washington Capital Advisors, LLC. We are paying Washington Capital Advisors, LLC, an affiliate of Mr. McMillen, $7,500 per month for office space and general administrative services. This arrangement was agreed to by Washington Capital Advisors, LLC, the successor-in-interest to Global Defense Corporation, also an affiliate of Mr. McMillen, for our benefit and is not intended to provide Mr. McMillen compensation in lieu of salary. We believe, based on rents and fees for similar services in the Washington, D.C. metropolitan area, that the fee charged by Washington Capital Advisors, LLC is at least as favorable as we could have obtained from an unaffiliated person. However, as our directors may not be deemed “independent,” we did not have the benefit of disinterested directors approving this transaction. Upon completion of a business combination or our liquidation, we will no longer be required to pay this monthly fee.

Advancement of Certain Costs. Washington Capital Advisors, Mr. Weiss and Mr. Mitchell advanced a total of $70,000 to us to cover costs related to our initial public offering. These loans were repaid from the proceeds of our initial public offering not placed in trust.

Goldman Advisors. Goldman Advisors, a division of Sunrise Securities Corp., the lead underwriter in our initial public offering, has provided financial advisory services to us in connection with the proposed acquisition of TSS/Vortech. Goldman will receive reimbursement of its reasonable expenses and a fee of approximately $750,000 upon the consummation of the acquisition.

Certain Reimbursements. We have agreed to reimburse the initial stockholders, officers and directors for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible target businesses and business combinations. There is no limit on the amount of out-of-pocket expenses reimbursable by us, which will be reviewed only by our board or a court of competent jurisdiction if such reimbursement is challenged.

General. Other than the $7,500 per month administrative fee and reimbursable out-of-pocket expenses payable to our officers and directors, no compensation or fees of any kind, including finders and consulting fees, will be paid to any of our initial stockholders or to any of their respective affiliates for services rendered to us prior to or with respect to the business combination.

Relating to TSS/Vortech

CSI Engineering, Inc. CSI Engineering, Inc. ("CSI"), which is 9% owned by Mr. Gallagher, acts as an engineering services subcontractor to TSS/Vortech, and TSS/Vortech acts as an electrical subcontractor to CSI. Amounts paid by TSS/Vortech to CSI for the years ended December 31, 2003, 2004 and 2005 were $1,549,493, $1,824,017, and $380,586, respectively. Amounts paid by CSI to TSS/Vortech for the years ended December 31, 2003, 2004 and 2005 were $1,574, $68,166 and $3,627,743, respectively. Mr. Gallagher has divested himself of his ownership interest in CSI.

TPR Group LLC. As of January 1, 2006, TPR Group LLC ("TPR Group"), which is wholly-owned by Mr. Rosato, has provided human resources, administrative support and insurance and employee benefit plan administration services to TSS/Vortech. As of June 27, 2006, TSS/Vortech has paid TPR Group $418,200. This arrangement will be terminated effective upon the closing of the acquisition.

S3 Integration LLC. S3 Integration LLC ("S3 Integration"), which is owned 15% by Mr. Rosato and 15% by Mr. Gallagher, provides commercial and government security systems design and installation services as a subcontractor to TSS. In addition, S3 Integration utilizes Vortech as subcontractor. There is an oral agreement between S3 Integration and Vortech that provides for labor sharing of one or two field employees who bill at approximately $40 per hour. In addition, S3 Integration reimburses TSS/Vortech for services provided by certain TSS/Vortech employees. As of June 16, 2006, S3 Integration had been charged approximately $9,284 under this arrangement, which will be terminated at the closing. All engagements between S3 and TSS/Vortech have been on a project-by-project basis. Amounts paid by TSS/Vortech to S3 Integration under the arrangement for the years ended December 31, 2003, 2004 and 2005 were $0, $1,333 and $6,628, respectively. Amounts paid by S3 Integration to TSS/Vortech under the arrangement for the years ended December 31, 2003, 2004 and 2005 were $3,480, $0 and $18,204, respectively.

There is also a promissory note, dated September 5, 2005, owed by S3 Integration to TSS in the principal amount of $350,000, evidencing amounts loaned to S3 as start-up capital. This note will be cancelled by TSS effective upon the closing of the acquisition.

GR Partners. GR Partners, which is owned 50% by Mr. Rosato and 50% by Mr. Gallagher, leases office equipment to TSS/Vortech and also leases field equipment to Vortech under the terms of an equipment lease by and between TSS and GR Partners. Lease expenses of TSS/Vortech under the lease for the years ended December 31, 2003, 2004 and 2005 were $19,158, $29,619 and $33,066, respectively. Effective upon the closing of the acquisition, the lease will be terminated and TSS/Vortech will purchase its leased equipment from GR Partners for approximately $106,000. During 2005, TSS/Vortech paid GR Partners $508,234 for services, which is included in cost of sales; no such costs were incurred in 2003 or 2004. In addition, GR Partners has provided certain management services to TSS/Vortech. Management fees paid by TSS/Vortech for management services (which is included in general and administrative expenses) for the years ended December 31, 2003, 2004 and 2005 were $0, $0 and $275,000, respectively.

Equipment Reseller and Subcontractor. Chesapeake Tower Systems, Inc. ("Chesapeake"), which is 60% owned by Mr. Rosato, is a manufacturer's representative of APC equipment and other mechanical and electrical products, which Chesapeake sells to TSS. In addition, Vortech is a reseller of APC equipment, which it obtains directly from APC and on which APC pays Chesapeake a commission. Vortech is also a reseller of Chesapeake equipment and acts as a subcontractor to Chesapeake for APC equipment installation on project-by-project basis. Amounts paid by TSS/Vortech for equipment purchases for the years ended December 31, 2003, 2004 and 2005 were $71,158, $652,630 and $7,387,225, respectively. Amounts paid by Chesapeake to TSS/Vortech under the reseller and installation arrangement for the years ended December 31, 2003, 2004 and 2005 were $189, $187,083 and $7,729, respectively.

Real Property Leases. There is a Sublease Agreement, dated October 1, 2003, by and between Chesapeake, as sublandlord, and Vortech and TSS, as subtenants, for office and warehouse space located at 11850 Baltimore Avenue, Beltsville, Maryland - Unit H. The sublease expires in October 2008. Rent expense of Vortech under the sublease for the years ended December 31, 2003, 2004 and 2005 were $108,121, $152,425 and $190,727, respectively.

TPR Group Re Three, LLC, which is 50% owned by Mr. Rosato and 50% by Mr. Gallagher, is a real estate partnership which intends, as landlord, to lease to TSS/Vortech the space located at 7226 Lee DeForest Drive, Columbia, Maryland, Units 104, 105 and 209 under the terms of a lease agreement, subject to the prior written consent of FAAC in accordance with the terms of the purchase agreement.

CTS Services LLC. CTS Services LLC ("CTS"), which is 55% owned by Mr. Rosato, is a mechanical contractor and acts as subcontractor to TSS for certain projects in the Washington, DC area on a project-by-project basis. In addition, CTS and Vortech utilize each other as subcontractors on a project-by-project basis. Amounts paid by TSS/Vortech under the arrangement for the years ended December 31, 2003, 2004 and 2005 were $232,875, $2,213,227 and $3,425,784, respectively. Amounts paid by CTS to TSS/Vortech under the arrangement for the years ended December 31, 2003, 2004 and 2005 were $1,517,850, $201,178 and $189,743, respectively. CTS also provided human resources, administrative support and insurance and employee benefit plan administration services to TSS /Vortech through December 31, 2005. Amounts paid by TSS/Vortech to CTS for such services for the years ended December 31, 2003, 2004 and 2005 were $71,650, $400,400 and $534,700, respectively.

L.H. Cranston Acquisition Group, Inc. L.H. Cranston Acquisition Group, Inc., 25% of which was acquired by Mr. Rosato in July 2005, is a mechanical, electrical and plumbing contractor that acts, directly or through its subsidiary L.H. Cranston and Sons, Inc., as subcontractor to TSS on a project-by-project basis in the Baltimore area. Amounts paid by TSS/Vortech under the subcontracting arrangement for the year ended December 31, 2005 was $2,001,354.

Telco P&C, LLC. Telco P&C, LLC ("Telco"), which is 55% owned by Mr. Rosato, is a three person specialty electrical installation company that acts as a subcontractor to TSS by purchase order. There are no current ongoing contracts. Amounts paid by TSS/Vortech under the subcontracting arrangement for the years ended December 31, 2003, 2004 and 2005 were $6,606, $77,521 and $0, respectively. Telco paid Vortech $6,606 for the year ended December 31, 2003 for work performed during a single engagement as a subcontractor to Telco.

Automotive Technologies, Inc. Automotive Technologies, Inc., which is 60% owned by Mr. Rosato, services vehicles used by Vortech on a project-by-project basis using standard purchase orders. Amounts paid by TSS/Vortech for these services for the years ended December 31, 2003, 2004 and 2005 were $6,113, $12,895 and $26,165, respectively. There are no current ongoing contracts.

Ongoing and Future Transactions

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates, will be on terms believed by us to be no less favorable than are available from unaffiliated third parties and will require prior approval in each instance by a majority of the members of our board of directors who do not have an interest in the transaction.

PRICE RANGE OF SECURITIES AND DIVIDENDS

Fortress America Acquisition Corporation

The shares of our common stock, warrants and units are currently quoted on the Over-the-Counter Bulletin Board under the symbols “FAAC,” “FAACW” and “FAACU,” respectively. On June 5, 2006, the last day for which information was available prior to the date of the public announcement of the proposed acquisition, the last quoted sale prices of FAAC, FAACW and FAACU were $5.39, $0.58 and $6.665, respectively.

Each of our units sold in our initial public offering consists of one share of our common stock and two redeemable common stock purchase warrants. Our warrants became separable from our common stock on September 26, 2005. Each warrant entitles the holder to purchase from us one share of common stock at an exercise price of $5.00 commencing the later of the completion of the acquisition or July 13, 2006. Our warrants will expire at 5:00 p.m., New York City time, on July 13, 2009, or earlier upon redemption. Prior to July 20, 2005, there was no established public trading market for our common stock.

We do not currently have any authorized or outstanding equity compensation plans.

The following table sets forth, for the calendar quarter indicated, the quarterly high and low bid information of our common stock, warrants and units as reported on the OTC Bulletin Board. The quotations listed below reflect interdealer prices, without retail markup, markdown or commission, and may not necessarily represent actual transactions:

Quarter Ended	Common Stock (FAAC)		Warrants (FAACW)		Units (FAACU)
	High	Low	High	Low	High	Low

December 31, 2005	$5.24	$5.02	$0.52	$0.38	$6.10	$5.76

March 31, 2006	$5.60	$5.22	$0.78	$0.36	$7.15	$5.95

June 30, 2006	$5.57	$5.37	$0.83	$0.49	$7.20	$6.25

Holders of our common stock, warrants and units should obtain current market quotations for their securities. The market price of our common stock, warrants and units could vary at any time before the acquisition.

Holders of Common Stock

As of __________, 2006, there were _____ holders of record of our common stock.

Dividends

We have not paid any dividends on our common stock to date and do not intend to pay dividends prior to the completion of the acquisition.

Upon completion of the acquisition of TSS/Vortech, we do not intend to pay dividends. We currently intend to retain all future earnings, if any, for use in the operations and expansion of our business. As a result, we do not anticipate paying cash dividends in the foreseeable future. Any future determination as to the declaration and payment of cash dividends will be at the discretion of our board of directors and will depend on factors our board of directors deems relevant, including among others, our results of operations, financial condition and cash requirements, business prospects, and the terms of our credit facilities and other financing arrangements.

There is no established public trading market for the membership interests of VTC or Vortech because it is a private company. There are currently two holders of the membership interests of each of VTC and Vortech.

DESCRIPTION OF OUR COMMON STOCK

General

We are authorized to issue 50.0 million shares of common stock, par value $0.0001, and 1.0 million shares of preferred stock, par value $0.0001. As of June 30, 2006, 9,550,000 shares of common stock were outstanding. No shares of preferred stock are currently outstanding.

Common Stock

Our stockholders are entitled to one vote for each share held of record on all matters to be voted on by stockholders. In connection with the vote required for any business combination, all of our initial stockholders have agreed to vote their respective shares of common stock owned by them immediately prior to our initial public offering in accordance with the public stockholders. This voting arrangement does not apply to shares included in units purchased in the initial public offering or purchased following the initial public offering in the open market by any of our initial stockholders. Additionally, our initial stockholders may vote all of their shares in any manner they determine, in their sole discretion, with respect to any other items that come before a vote of our stockholders.

We will proceed with the business combination only if a majority of the shares of common stock voted by the public stockholders are voted in favor of the business combination and public stockholders owning less than 20% of the shares sold in our initial public offering (less than 1,560,000 of such shares) exercise their conversion rights.

Our board of directors is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected in each year. There is no cumulative voting with respect to the election of directors, with the result that a plurality of the vote entitled to be cast in the election of directors shall be sufficient to elect directors. Article Eighth of our amended and restated certificate of incorporation provides for the classified board of directors. These provisions could prevent or delay a holder of shares representing a majority of the voting power from obtaining control of the board of directors because the holder would not be able to replace a majority of the directors prior to at least the second annual meeting of stockholders after it acquired a majority position.

If we are forced to dissolve and liquidate prior to a business combination, our public stockholders are entitled to share ratably in the trust fund, inclusive of any interest, and any net assets remaining available for distribution to them after payment of liabilities. Our existing stockholders have agreed to waive their rights to share in any distribution with respect to common stock owned by them prior to the offering if we are forced to dissolve and liquidate.

Our stockholders have no conversion, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the common stock, except that public stockholders have the right to have their shares of common stock converted to cash equal to their pro rata share of the trust fund if they vote against the business combination and the business combination is approved and completed. Public stockholders who convert their stock into their share of the trust fund still have the right to exercise the warrants that they received as part of the units.

Preferred Stock

Our amended and restated certificate of incorporation authorizes the issuance of 1.0 million shares of blank check preferred stock with such designation, rights and preferences as may be determined from time to time by our board of directors. No shares of preferred stock have been issued. Accordingly, our board of directors is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of common stock, although the underwriting agreement prohibits us, prior to a business combination, from issuing preferred stock which participates in any manner in the proceeds of the trust fund, or which votes as a class with the common stock on a business combination. We may issue some or all of the preferred stock to effect a business combination. In addition, the preferred stock could be utilized as a method of discouraging, delaying or preventing a change in control of us. Although we do not currently intend to issue any shares of preferred stock, we cannot assure you that we will not do so in the future.

Dividends

We have not paid any dividends on our common stock to date and do not intend to pay dividends prior to the completion of a business combination. The payment of dividends in the future will be contingent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of a business combination. The payment of any dividends subsequent to a business combination will be within the discretion of our then board of directors. It is the present intention of our board of directors to retain all earnings, if any, for use in our business operations and, accordingly, our board of directors does not anticipate declaring any dividends in the foreseeable future.

Restrictive Provisions of our Amended and Restated Certificate of Incorporation and By-Laws

Our Amended and Restated Certificate of Incorporation, and, if approved, our Second Amended and Restated Certificate of Incorporation, and by-laws contain certain provisions that may make it more difficult, expensive or otherwise discourage, a tender offer or a change in control or takeover attempt by a third-party, even if such a transaction would be beneficial to our stockholders. The existence of these provisions may have a negative impact on the price of our common stock by discouraging third-party investors from purchasing our common stock. In particular, our Amended and Restated Certificate of Incorporation and by-laws include provisions that:

•	classify our board of directors into three groups, each of which serve for staggered three-year terms;

•	permit our directors to fill vacancies on our board of directors;

•	require stockholders to give us advance notice to nominate candidates for election to our board of directors or to make stockholder proposals at a stockholders' meeting;

•	permit a special meeting of our stockholders be called only by the board of directors and not by any other person or persons;

•	permit our board of directors to issue, without approval of our stockholders, preferred stock with such terms as our board of directors may determine;

•
permit the authorized number of directors to be changed only by the board of directors or at a meeting of the stockholders called for the purpose of electing directors at which a quorum is present, by the affirmative vote of 66 2/3% of the shares represented at the meeting and entitled to vote generally in the election of directors; and

•	require the vote of the holders of 66 2/3% of the shares of our common stock for amendments by the stockholders of certain provisions of our by-laws, including some of the provisions described above.

Our by-laws require that, subject to certain exceptions, any stockholder desiring to propose business or nominate a person to the board of directors at a stockholders meeting must give notice of any proposals or nominations within a specified time frame. These provisions may have the effect of precluding a nomination for the election of directors or the conduct of business at a particular annual meeting if the proper procedures are not followed or may discourage or deter a third-party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of us, even if the conduct of such solicitation or such attempt might be beneficial to us and our stockholders. For us to include a proposal in our annual proxy statement, the proponent and the proposal must comply with the proxy proposal submission rules of the SEC.

Our Amended and Restated Certificate of Incorporation has established that we will have a classified board of directors. A classified board of directors is one in which a group or class of directors is elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors lengthier, which consequently would make a change in control of a corporation a lengthier and more difficult process.

STOCKHOLDER PROPOSALS

If you are a stockholder and you want to include a proposal in the proxy statement for the year 2007 annual meeting, presently scheduled for _________ 2007, under our by-laws you must give timely notice of the proposal, in writing, along with any supporting materials to our secretary at our principal office in Arlington, Virginia. To be timely, the notice has to be given between ______________, 200__ and _____________, 200__.

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS

In accordance with Rule 14a-3(e)(1) under the Exchange Act, one proxy statement will be delivered to two or more stockholders who share an address, unless we have received contrary instructions from one or more of the shareholders. We will deliver promptly upon written or oral request a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the proxy statement was delivered. Requests for additional copies of the proxy statement, and requests that in the future separate proxy statements be sent to stockholders who share an address, should be directed to Fortress America Acquisition Corporation, 4100 North Fairfax Drive, Suite 1150, Arlington, Virginia 22203, Attn: Secretary, telephone: (703) 528-7073. In addition, stockholders who share a single address but receive multiple copies of the proxy statement may request that in the future they receive a single copy by contacting us at the address and phone number set forth in the prior sentence.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of TSS/Vortech as of and for the years ended December 31, 2003, 2004 and 2005 included in this proxy statement have been audited by McGladrey & Pullen, LLP, independent registered public accounting firm.

The financial statements of FAAC as of and for the period from December 20, 2004 (date of inception) through December 31, 2005 included in this proxy statement have been audited by Goldstein Golub Kessler LLP, independent registered public accounting firm. Goldstein Golub Kessler LLP has acted as the independent auditor for FAAC since its inception.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access this information at the SEC website at http://www.sec.gov.

You may read and copy reports, proxy statements and other information filed by us with the SEC at their public reference room located at Headquarters Office, 100 F Street, N.E., Room 1580, Washington, D.C. 20549.

You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the Securities and Exchange Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549.

INDEX TO FINANCIAL STATEMENTS

Contents

TSS/VORTECH REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR 2003	F-3

COMBINED FINANCIAL STATEMENTS OF TSS/VORTECH FOR THE YEAR ENDED
DECEMBER 31, 2003

Combined Balance Sheet	F-4

Combined Statement of Operations and Members' Equity	F-5

Combined Statement of Cash Flows	F-6

Notes to Combined Financial Statements	F-7

TSS/VORTECH REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR 2004	F-13

COMBINED FINANCIAL STATEMENTS OF TSS/VORTECH FOR THE YEAR ENDED
DECEMBER 31, 2004

Combined Balance Sheet	F-14

Combined Statement of Operations	F-15

Combined Statement of Changes in Divisional Equity	F-16

Combined Statement of Cash Flows	F-17

Notes to Combined Financial Statements	F-18

TSS/VORTECH REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR 2005	F-24

COMBINED FINANCIAL STATEMENTS OF TSS/VORTECH FOR THE YEAR ENDED
DECEMBER 31, 2005

Combined Balance Sheet	F-25

Combined Statement of Income	F-26

Combined Statement of Changes in Members’ Equity	F-27

Combined Statement of Cash Flows	F-28

Notes to Combined Financial Statements	F-29

UNAUDITED COMBINED FINANCIAL STATEMENTS OF TSS/VORTECH FOR THE THREE MONTHS ENDED MARCH 31, 2006 AND 2005

Combined Balance Sheets	F-35

Combined Statement of Operations	F-36

Combined Statement of Changes in Members’ Equity	F-37

Combined Statement of Cash Flows	F-38

Notes to Combined Financial Statements	F-39

FAAC REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	F-44

FINANCIAL STATEMENTS OF FAAC FOR THE YEAR ENDED DECEMBER 31, 2005

UNAUDITED CONDENSED FINANCIAL STATEMENTS OF FAAC FOR THE THREE MONTHS ENDED MARCH 31, 2006 AND 2005

Independent Auditor’s Report

To the Members
Vortech Consulting, LLC
Beltsville, Maryland

We have audited the accompanying balance sheet of Vortech Consulting, LLC as of December 31, 2003, and the related statements of operations, and members’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vortech Consulting, LLC as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Bethesda, Maryland
May 12, 2006

McGladrey & Pullen, LLP is a member firm of RSM International, an affiliation of separate and independent legal entities.

Vortech Consulting, LLC

Balance Sheet
December 31, 2003

Assets
Current Assets
Cash and cash equivalents	$1,071,940
Contract and other receivables, net, including $395,640 from related parties	3,592,924
Costs and estimated earnings in excess of billings on uncompleted contracts	202,017
Due from affiliated entities	17,177
Total current assets	4,884,058

Property and Equipment, net	557,375

Deposits	7,041
$5,448,474

Liabilities And Members’ Equity
Current Liabilities
Accounts payable, including $1,075,630 to related parties	$1,710,333
Accrued bonuses	344,348
Other accrued expenses	167,183
Billings in excess of costs and estimated earnings on uncompleted contracts	1,734,432
Notes payable, current maturities	48,726
Total current liabilities	4,005,022

Notes Payable, less current maturities	167,015
4,172,037
Commitments

Members’ Equity	1,276,437
$5,448,474

See Notes to Financial Statements.

Vortech Consulting, LLC

Statement Of Operations And Members’ Equity
Year Ended December 31, 2003

Earned Revenues, including $1,845,561 with related parties	$12,330,785

Cost of earned revenues, including $1,872,684 with related parties	8,392,786

Gross profit	3,937,999

General and administrative expenses, including $342,670 with related parties	2,131,908

Operating income	1,806,091

Interest expense	(3,957)

Net income	1,802,134

Members’ Equity:
Beginning	29,303
Capital contributions	45,000
Distributions	(600,000)
Ending	$1,276,437

See Notes to Financial Statements.

Vortech Consulting, LLC

Statement Of Cash Flows
Year Ended December 31, 2003

Cash Flows from Operating Activities
Net income	$1,802,134
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	48,019
Allowance for doubtful accounts	35,500
Changes in assets and liabilities:
(Increase) in:
Accounts receivable	(3,628,424)
Costs and estimated earnings in excess of billings on uncompleted contracts	(202,017)
Deposits	(7,041)
Increase in:
Accounts payable and accrued expenses	2,221,864
Billings in excess of costs and estimated earnings on uncompleted contracts	1,734,432
Net cash provided by operating activities	2,004,467

Cash Flows from Investing Activities
Purchases of property and equipment	(605,394)
Due from affiliated entities	(17,177)
Net cash (used in) investing activities	(622,571)

Cash Flows from Financing Activities
Proceeds from notes payable	247,864
Principal payments on notes payable	(32,123)
Capital contributions	45,000
Member distributions	(600,000)
Net cash used in financing activities	(339,259)

Net increase in cash and cash equivalents	1,042,637

Cash and Cash Equivalents:
Beginning	29,303
Ending	$1,071,940

Supplemental Disclosure of Cash Flow Information:
Cash paid for interest	$3,957

See Notes to Financial Statements.

Vortech Consulting, LLC

Notes To Financial Statements

Note 1. Nature of Business and Significant Accounting Policies

Nature of business: Vortech Consulting, LLC (the Company), was incorporated in the State of Maryland on August 1, 2002. The Company operates under two separate divisions, Vortech and C2 Solutions (C2). Effective August 15, 2005, Vortech Consulting, LLC changed its name to VTC, LLC and the Vortech division began operating as a separate LLC named Vortech, LLC. Vortech provides cable and electrical plan design, installation and service. C2 provides a variety of services to the mission critical and high-tech industry, including planning and programming, engineering and design, project and construction manager, field installation, and facilities management. Operations of both divisions commenced effective January 1, 2003.

A summary of the Company’s significant accounting policies follows:

Personal assets and liabilities and member salaries: In accordance with the generally accepted method of presenting financial statements for a limited liability company, the financial statements do not include the personal assets and liabilities of the members, including their obligation for income taxes on their distributive shares of the Company’s net income or their rights to refunds on the Company’s net loss, nor any provision for income tax expense or an income tax refund. The expenses shown on the statement of operations include salaries paid to members.

Revenue recognition: Revenue from contracts is recognized on the percentage-of-completion method, measured by the percentage of total costs incurred to date to estimated total costs for each contract. This method is used because management considers cost incurred and costs to complete to be the best available measure of progress in the contracts.

Contract costs include all direct materials, subcontract and labor costs and those indirect costs related to contract performance, such as indirect labor, payroll taxes, and supplies. General and administrative expenses are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which losses are determined.

The asset, “Costs and estimated earnings in excess of billings on uncompleted contracts,” represents revenue recognized in excess of amounts billed. The liability, “Billings in excess of costs and estimated earnings on uncompleted contracts,” represents billings in excess of revenue recognized.

As these long-term contracts extend over one or more years, revisions in cost and profit estimates during the course of the contract are reflected in the accounting period in which the facts which require the revisions are determined.

Cash and cash equivalents: For purposes of reporting cash flows, the Company considers all highly-liquid debt instruments with original maturities of three months or less to be cash equivalents.

Contracts receivable: Contracts receivable are carried at original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis. Management determines the allowance for doubtful accounts by regularly evaluating individual customer receivables and considering a customer's financial condition, credit history, and current economic conditions. Accounts receivable are written off when deemed uncollectible. Recoveries of accounts receivable previously written off are recorded when received. An account receivable is considered to be past due if any portion of the receivable balance is outstanding for more than 30 days. Interest is not recorded on any past due balances.

Property and equipment: Property and equipment are recorded at cost and depreciated using the straight-line method of depreciation over their estimated useful lives, ranging from 3 to 7 years. Leasehold improvements are amortized over the lesser of the estimated useful life of the asset or the remaining lease term. Normal repairs and maintenance are charged against income.

Vortech Consulting, LLC

Notes To Financial Statements

Note 1. Nature of Business and Significant Accounting Policies (Continued)

Valuation of long-lived assets: The Company accounts for the valuation of long-lived assets under Statement of Financial Accounting Standards (SFAS) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. SFAS No. 144 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of the long-lived asset is measured by a comparison of the carrying amount of the asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the estimated fair value of the assets. Assets to be disposed of are reportable at the lower of the carrying amount or fair value, less costs to sell.

Advertising costs: The Company expenses all advertising costs as incurred. Advertising expense was $24,311 for the year ended December 31, 2003.

Income taxes: The Company is treated as a partnership for Federal income tax purposes, and members are taxed individually on their pro-rata share of the Company’s earnings. The Company’s net income or loss is allocated among the members in accordance with the Company’s operating agreement. The Company intends to make distributions to its members subsequent to year-end sufficient to pay personal income taxes on taxable income, if any, from the Company.

Credit risk: The Company may from time to time, have cash in banking institutions in excess of the amount insured by the Federal Deposit Insurance Corporation. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash.

The Company grants credit to its customers in the normal course of business on an unsecured basis. The Company’s accounts receivable are derived from customers throughout the metropolitan Washington, D.C. and Baltimore, Maryland areas, and are made on an unsecured basis.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Estimates are used when accounting for allowance for doubtful accounts, and depreciation, among others. Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the financial statements in the period they are determined to be necessary.

Vortech Consulting, LLC

Notes To Financial Statements

Note 2. Uncompleted Contracts

Information regarding uncompleted contracts as of December 31, 2003, is as follows:

Costs incurred on uncompleted contracts	$3,096,016
Estimated earnings	1,072,013
Less billings to date	5,700,444
$(1,532,415)
The foregoing balances are included in the accompanying balance sheets under the following captions:

Costs and estimated earnings in excess of billings on uncompleted contracts	$202,017
Billings in excess of costs and estimated earnings on uncompleted contracts	(1,734,432)
$(1,532,415)

Note 3. Contract and Other Receivables

Completed contracts, including retentions	$755,144

Contracts in progress
Current	2,835,871
Retention	15,018
Other miscellaneous receivables	22,391
3,628,424
Less allowance for doubtful accounts	(35,500)
$3,592,924

Note 4. Property and Equipment

Property and equipment as of December 31, 2003, consist of the following:

Asset Category
Vehicles	$261,199
Leasehold improvements	329,937
Office equipment	14,258
605,394
Less accumulated depreciation	48,019
$557,375

Vortech Consulting, LLC

Notes To Financial Statements

Note 5. Notes Payable

During 2003, the Company entered into multiple notes payable arrangements secured by vehicles that require monthly payments ranging from $273 to $789 including interest at the rate of 0% to 5.6% through January 2009. Future principal payments on these notes payable are as follows:

Years Ending December 31,
2004	$48,726
2005	49,059
2006	49,059
2007	49,984
2008	18,913
$215,741

Note 6. Line of Credit

The Company entered into a revolving line of credit with a bank that allowed for maximum borrowings for the lesser of $500,000 or 80% of eligible receivables. Interest accrues daily on the outstanding balance at the bank’s prime rate, plus 1% (effective rate of 5% at December 31, 2003). The line is personally guaranteed by certain members of the Company, and is collateralized by substantially all Company assets. The agreement requires the Company to maintain certain tangible net worth. There were no borrowings under this line of credit during the year ended December 31, 2003.

In 2005, VTC, LLC (formerly Vortech Consulting, LLC), obtained a demand line of credit with a bank that allows for maximum borrowings of up to $1,000,000 with interest at the one month LIBOR rate plus 225 basis points. This line is personally guaranteed by a 50% member of VTC, LLC and is collateralized by substantially all Company assets. This line replaced the line of credit referred to above.

Note 7. Leasing Arrangements

Chesapeake Tower Systems, Inc. (Chesapeake), a related party, entered into a six-year lease for office and warehouse space expiring in June 2008. The Company is subleasing a portion of the space under a similar arrangement, however Chesapeake remains ultimately obligated. The Company is also leasing certain office equipment under operating lease arrangements. Rent expense under the above arrangements was $108,121 for the year ended December 31, 2003.

Future minimum payments under these leasing arrangements as of December 31, 2003, are as follows:

Years Ending December 31,
2004	$113,238
2005	116,635
2006	120,134
2007	123,738
2008	105,788
$579,533

Vortech Consulting, LLC

Notes To Financial Statements

Note 8. Profit Sharing Plan

The Company provides retirement benefits to its employees through its participation in the Chesapeake Tower Systems and Affiliates 401(k) Plan in which it is an adopting employer. Substantially all employees who meet certain eligibility requirements are eligible to participate. Participants may elect to defer a percentage of their annual compensation, subject to certain limitations, in accordance with Section 401(k) of the Internal Revenue Code. The Company makes matching contributions of 35% of the first 6% of compensation deferred by each participant. Employer matching contributions for the year ended December 31, 2003, were $16,985.

Note 9. Related Party Transactions

The Company participates in transactions with entities affiliated through common ownership and management. A summary of such transactions for the year ended December 31, 2003, and the amount due from and to these related parties as of December 31, 2003, are listed below:

	Vortech	C2 Solutions
Sales/Contract Revenue:
CTS Services, LLC	$1,334,073	$183,777
CSI Engineering, Inc.	1,574	-
S3 Integration, LLC	3,480	-
TELCO Systems, Inc.	6,606	-
Chesapeake Tower Systems, Inc.	189	-
J.E.T Facilities	131,015	184,847

Purchases/Contract Costs:
Chesapeake Tower Systems, Inc.	21,740	49,418
CTS Services, LLC	124,836	108,039
CSI Engineering, Inc.	-	1,549,493
GR Partners	14,151	5,007

Management/Consulting Fees:
CTS Services, LLC	40,150	31,500
TPR Group, LLC.	62,986	80,755

Office rent paid to Chesapeake Tower Systems, Inc.	60,318	47,803
Equipment rent paid to GR Partners	14,151	5,007

Accounts receivable/(payable):
CTS Services, LLC	82,298	115,308
Chesapeake Tower Systems, Inc.	-	214
J.E.T Facilities	82,316	142,764
CTS Services, LLC	(49,293)	(30,822)
Chesapeake Tower Systems, Inc.	-	(845)
GR Partners	(3,019)	-
CSI Engineering, Inc.	-	(913,710)

Vortech Consulting, LLC

Notes To Financial Statements

Note 10. Major Customer

The Company earned approximately 77% of its revenue from three major customers under several different contracts for the year ended December 31, 2003. Accounts receivable from these major customers was $2,180,769 at December 31, 2003.

Note 11. Litigation

From time to time, the Company has certain pending claims and legal proceedings that generally involve contract claims and disputes. These proceedings are, in the opinion of management, ordinary routine matters incidental to the construction business. In the opinion of management, the ultimate disposition of such proceedings are not expected to have a material adverse effect on the Company’s financial position, results of operations or cash flows.

Independent Auditor’s Report

To the Members
Vortech and C2 Solutions,
Divisions of Vortech Consulting, LLC
Beltsville, Maryland

We have audited the accompanying combined balance sheet of Vortech and C2 Solutions, divisions of Vortech Consulting, LLC as of December 31, 2004, and the related combined statements of operations, changes in divisional equity and cash flows for the year then ended. These financial statements are the responsibility of the management of Vortech and C2 Solutions, divisions of Vortech Consulting, LLC. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vortech and C2 Solutions, divisions of Vortech Consulting, LLC as of December 31, 2004, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Bethesda, Maryland
May 12, 2006

McGladrey & Pullen, LLP is a member firm of RSM International, an affiliation of separate and independent legal entities.

Vortech and C2 Solutions, Divisions Of Vortech Consulting, LLC

Combined Balance Sheet
December 31, 2004

Assets
Current Assets
Cash and cash equivalents	$1,503,338
Contracts and other receivables, net, including $162,342 from related parties	2,669,370
Costs and estimated earnings in excess of billings on uncompleted contracts	963,089
Prepaid expenses	3,961
Due from affiliated entities	21,317
Total current assets	5,161,075

Property and Equipment, net	554,967
Due from Related Division	95,153
Deposits	27,177
$5,838,372

Liabilities And Divisional Equity
Current Liabilities
Accounts payable, including $605,458 to related parties	$2,011,561
Accrued bonuses	461,000
Other accrued expenses	707,589
Billings in excess of costs and estimated earnings on uncompleted contracts	1,538,462
Notes payable, current maturities	116,654
Total current liabilities	4,835,266

Long-Term Liabilities
Notes Payable, less current maturities	369,579
Deferred compensation payable	24,566
394,145
Commitments

Divisional Equity	608,961
$5,838,372

See Notes To Combined Financial Statements.

Vortech and C2 Solutions, Divisions Of Vortech Consulting, LLC

Combined Statement Of Operations
Year Ended December 31, 2004

Earned Revenues, inluding $1,324,188 with related parties	$21,302,997

Cost of earned revenues, including $4,815,635 with related parties	15,769,341

Gross profit	5,533,656

General and administrative expenses, including $582,444 with related parties	4,514,475

Operating income	1,019,181

Interest expense	(29,139)

Net income	$990,042

See Notes To Combined Financial Statements.

Vortech and C2 Solutions, Divisions Of Vortech Consulting, LLC

Combined Statement Of Changes In Divisional Equity
Year Ended December 31, 2004

Balance, December 31, 2003	$1,276,437

Distributions	(1,657,518)

Net income	990,042

Balance, December 31, 2004	$608,961

See Notes To Combined Financial Statements.

Vortech and C2 Solutions, Divisions Of Vortech Consulting, LLC

Combined Statement Of Cash Flows
Year Ended December 31, 2004

Cash Flows From Operating Activities
Net income	$990,042
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	136,203
Allowance for doubtful accounts	(1,544)
Changes in assets and liabilities:
(Increase) decrease in:
Accounts receivable	925,098
Costs and estimated earnings in excess of billings on uncompleted contracts	(625,777)
Prepaid expenses	(3,961)
Due from related division	(95,153)
Deposits	(20,136)
Increase (decrease) in:
Accounts payable and accrued expenses	958,286
Billings in excess of costs and estimated earnings on uncompleted contracts	(331,265)
Deferred compensation payable	24,566
Net cash provided by operating activities	1,956,359

Cash Flows From Investing Activities
Purchases of property and equipment	(133,795)
Increase in due from affiliated entities	(4,140)
Net cash used in investing activities	(137,935)

Cash Flows From Financing Activities
Proceeds from notes payable	320,794
Principal payments on notes payable	(50,302)
Divisional member distributions	(1,657,518)
Net cash used in financing activities	(1,387,026)

Net increase in cash and cash equivalents	431,398

Cash And Cash Equivalents
Beginning	1,071,940
Ending	$1,503,338

Supplemental Disclosure Of Cash Flow Information
Cash paid for interest	$29,139

See Notes To Combined Financial Statements.

Vortech and C2 Solutions, Divisions Of Vortech Consulting, LLC

Notes To Combined Financial Statements

Note 1. Nature of Business and Significant Accounting Policies

Nature of business: Vortech Consulting, LLC, was incorporated in the State of Maryland on May 31, 2002. The Divisions operate under three separate divisions, Vortech, C2 Solutions (C2) and S3 Integration. Vortech provides cable and electrical plant design, installation and service. C2 provides a variety of services to the mission critical and high-tech industry, including planning and programming, engineering and design, project and construction manager, field installation, and facilities management. S3 Integration is a national provider of turnkey electronic security integration services. The financial statements include only the financial position and operations of C2 Solutions and Vortech (the Divisions) and not Vortech Consulting, LLC, in its entirety. Accordingly, such information should be read in conjunction with the financial statements for Vortech Consulting, LLC for the year ended December 31, 2004. Effective August 15, 2005, Vortech Consulting, LLC changed its name to VTC, LLC and the Vortech division began operating as a separate LLC named Vortech, LLC.

A summary of the Divisions significant accounting policies follows:

Personal assets and liabilities and member salaries: In accordance with the generally accepted method of presenting financial statements for a limited liability company, the financial statements do not include the personal assets and liabilities of the members, including their obligation for income taxes on their distributive shares of the Divisions net income or their rights to refunds on the Divisions net loss, nor any provision for income tax expense or an income tax refund. The expenses shown on the statement of operations include salaries paid to members.

Revenue recognition: Revenue from contracts is recognized on the percentage-of-completion method, measured by the percentage of total costs incurred to date to estimated total costs at completion. This method is used because management considers cost incurred and costs to complete to be the best available measure of progress in the contracts.

Contract costs include all direct materials, subcontract and labor costs and those indirect costs related to contract performance, such as indirect labor, payroll taxes, and supplies. General and administrative expenses are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which losses are determined.

The asset, “Costs and estimated earnings in excess of billings on uncompleted contracts,” represents revenue recognized in excess of amounts billed. The liability, “Billings in excess of costs and estimated earnings on uncompleted contracts,” represents billings in excess of revenue recognized.

As these long-term contracts extend over one or more years, revisions in costs and profit estimates during the course of the contract are reflected in the accounting period in which the facts which require the revisions are determined.

Cash and cash equivalents: For purposes of reporting cash flows, the Divisions consider all highly-liquid debt instruments with original maturities of three months or less to be cash equivalents.

Contracts receivable: Contracts receivable are carried at original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis. Management determines the allowance for doubtful accounts by regularly evaluating individual customer receivables and considering a customer's financial condition, credit history, and current economic conditions. Accounts receivable are written off when deemed uncollectible. Recoveries of accounts receivable previously written off are recorded when received. An account receivable is considered to be past due if any portion of the receivable balance is outstanding for more than 30 days. Interest is not recorded on any past due balances.

Vortech and C2 Solutions, Divisions Of Vortech Consulting, LLC

Notes To Combined Financial Statements

Note 1. Nature of Business and Significant Accounting Policies (Continued)

Property and equipment: Property and equipment are recorded at cost and depreciated using the straight-line method of depreciation over their estimated useful lives, ranging from 3 to 7 years. Leasehold improvements are amortized over the lesser of the estimated useful life of the asset or the remaining lease term. Normal repairs and maintenance are charged against income.

Valuation of long-lived assets: The Divisions account for the valuation of long-lived assets under Statement of Financial Accounting Standards (SFAS) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. SFAS No. 144 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of the long-lived asset is measured by a comparison of the carrying amount of the asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the estimated fair value of the assets. Assets to be disposed of are reportable at the lower of the carrying amount or fair value, less costs to sell.

Advertising costs: The Divisions expense all advertising costs as incurred. Advertising expense was $14,082 for the year ended December 31, 2004.

Income taxes: The Divisions are treated as a partnership for Federal income tax purposes, and members are taxed individually on their pro-rata share of the Divisions earnings. The Divisions net income or loss is allocated among the members in accordance with the Divisions operating agreement. The Divisions intend to make distributions to its members subsequent to year-end sufficient to pay personal income taxes on taxable income, if any, from the Divisions.

Credit risk: The Divisions may from time to time, have cash in banking institutions in excess of the amount insured by the Federal Deposit Insurance Corporation. The Divisions have not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash.

The Divisions grant credit to its customers in the normal course of business on an unsecured basis. The Divisions accounts receivable are derived from customers throughout the metropolitan Washington, D.C. and Baltimore, Maryland areas, and are made on an unsecured basis.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Estimates are used when accounting for allowance for doubtful accounts, and depreciation, among others. Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the financial statements in the period they are determined to be necessary.

Vortech and C2 Solutions, Divisions Of Vortech Consulting, LLC

Notes To Combined Financial Statements

Note 2. Uncompleted Contracts

Information regarding uncompleted contracts as of December 31, 2004, is as follows:

Costs incurred on uncompleted contracts	$14,350,725
Estimated earnings	3,423,709
17,774,434
Less billings to date	18,347,807
$(573,373)

The foregoing balances are included in the accompanying balance sheets under the following captions:

Costs and estimated earnings in excess of billings on uncompleted contracts	$963,089
Billings in excess of costs and estimated earnings on uncompleted contracts	(1,538,462)
$(575,373)

Note 3. Contract and Other Receivables

Completed contracts, including retentions	$645,416

Contracts in progress:
Current	1,991,753
Retention	7,659
Other miscellaneous receivables	56,720
2,701,548
Less allowance for doubtful accounts	(32,178)
$2,669,370

Note 4. Property and Equipment

Property and equipment as of December 31, 2004, consist of the following:

Asset Category
Vehicles	$313,760
Leasehold improvements	366,334
Furniture and fixtures	5,130
Office equipment	53,965
739,189
Less accumulated depreciation	184,222
$554,967

Vortech and C2 Solutions, Divisions Of Vortech Consulting, LLC

Notes To Combined Financial Statements

Note 5. Notes Payable

The Divisions have entered into multiple notes payable arrangements, certain of which were secured by vehicles, that require monthly payments ranging from $273 to $6,187, including interest at the rate of 0% to 5.92% through January 2009. Future principal payments on these notes payable are as follows:

Years Ending December 31,
2005	$116,654
2006	126,386
2007	131,121
2008	105,781
2009	6,291
$486,233

Note 6. Line of Credit

The Divisions entered into a revolving line of credit with a bank that allowed for maximum borrowings for the lesser of $500,000 or 80% of eligible receivables. Interest accrues daily on the outstanding balance at the bank’s prime rate, plus 1% (effective rate of 6% at December 31, 2004). The line is personally guaranteed by certain members of the Divisions, and is collateralized by substantially all Division assets. The agreement requires the Divisions to maintain certain tangible net worth. There were no borrowings by the Divisions during the year ended December 31, 2004, however, the S3 Integration division had borrowings under this line of credit of $140,000 as of December 31, 2004.

In 2005, VTC, LLC (formerly Vortech Consulting, LLC), obtained a demand line of credit with a bank that allows for maximum borrowings of up to $1,000,000 with interest at the one month LIBOR rate plus 225 basis points. This line is personally guaranteed by a 50% member of VTC, LLC and is collateralized by substantially all Company assets. This line replaced the line of credit referred to above.

Note 7. Leasing Arrangements

Chesapeake Tower Systems, Inc. (Chesapeake), a related party, entered into a six-year lease for office and warehouse space expiring in October 2008. The Divisions are subleasing a portion of the space under a similar arrangement, however Chesapeake remains ultimately obligated. The Divisions are also leasing certain additional warehouse space and office equipment under operating lease arrangements. Divisional rent expense under the above arrangements was $152,425 for the year ended December 31, 2004.

Future minimum payments under these leasing arrangements as of December 31, 2004, are as follows:

Years Ending December 31,
2005	$191,975
2006	198,597
2007	179,300
2008	146,101
2009	107
$716,080

Vortech and C2 Solutions, Divisions Of Vortech Consulting, LLC

Notes To Combined Financial Statements

Note 8. Profit Sharing Plan

The Divisions provide retirement benefits to its employees through its participation in the Chesapeake Tower Systems and Affiliates 401(k) Plan in which it is an adopting employer. Substantially all employees who meet certain eligibility requirements are eligible to participate. Participants may elect to defer a percentage of their annual compensation, subject to certain limitations, in accordance with Section 401(k) of the Internal Revenue Code. The Divisions make matching contributions of 40% of the first 6% of compensation deferred by each participant. Employer matching contributions were $54,036 for the year ended December 31, 2004.

Note 9. Phantom Unit Plan

The Divisions signed agreements with certain key employees to provide incentive compensation for enhancement of Divisions and shareholder value and to share in the future economic success of the Divisions. Under these agreements, the Divisions had issued 30,250 phantom units as of December 31, 2004. The phantom units vest over a three-year period from the grant date and realize value based on a formula provided in the agreements. The deferred compensation is to be paid to the individuals or their beneficiaries over a period of five years commencing with the termination of employment, death or date of closing if the Divisions is sold or merged. The Divisions record periodic accruals for the cost of providing such benefits by charges to income. Compensation expense recorded under these agreements was $24,566 for the year ended December 31, 2004.

Note 10. Related Party Transactions

The Divisions participate in transactions with entities affiliated through common ownership and management. A summary of such transactions for the year ended December 31, 2004, and the amount due from and to these related parties as of December 31, 2004, are listed below:

	Vortech	C2 Solutions
Sales/Contract Revenue:
CTS Services, LLC	$-	$201,178
CSI Engineering, Inc.	50,166	18,000
Chesapeake Tower Systems, Inc.	-	187,083
J.E.T Facilities, Group, Inc.	300,967	566,794

Purchases/Contract Costs:
Chesapeake Tower Systems, Inc.	8,855	643,775
CTS Services, LLC	132,570	2,080,657
S3 Integration, LLC	1,333	-
CSI Engineering, Inc.	-	1,824,017
GR Partners	18,977	27,930
Telco P&C, LLC	-	77,521

Management/Consulting Fees:
CTS Services, LLC	138,803	261,597
(Continued)

Vortech and C2 Solutions, Divisions Of Vortech Consulting, LLC

Notes To Combined Financial Statements

Note 10. Related Party Transactions (Continued)

	Vortech	C2 Solutions
Office rent paid to Chesapeake Tower Systems, Inc.	86,951	65,474
Equipment rent paid to GR Partners	18,702	10,917

Accounts receivable/(payable):
CTS Services, LLC	34,902	73,057
CSI Engineering, Inc.	20,964	18,000
Chesapeake Tower Systems, Inc.	14,805	-
S3 Integration, LLC	614	-
CTS Services, LLC	(26,100)	(296,526)
Chesapeake Tower Systems, Inc.	(70)	(31,500)
GR Partners	(3,299)	-
TELCO P&C, LLC	-	(52,834)
CSI Engineering, Inc.	-	(195,129)

Note 11. Major Customer

The Divisions earned approximately 60% of their revenue from three major customers for the year ended December 31, 2004. Accounts receivable from these major customers were $1,446,183 at December 31, 2004.

Note 12. Litigation

From time to time, the Divisions have certain pending claims and legal proceedings that generally involve contract claims and disputes. These proceedings are, in the opinion of management, ordinary routine matters incidental to the construction business. In the opinion of management, the ultimate disposition of such proceedings are not expected to have a material adverse effect on the Divisions’ financial position, results of operations or cash flows.

Independent Auditor’s Report

To the Members
Vortech, LLC and VTC, LLC
Beltsville, Maryland

We have audited the accompanying combined balance sheet of Vortech, LLC and VTC, LLC, as of December 31, 2005, and the related combined statements of income, changes in members’ equity, and cash flows for the year then ended. These financial statements are the responsibility of Vortech, LLC’s and VTC, LLC’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Vortech, LLC and VTC, LLC as of December 31, 2005, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Bethesda, Maryland
May 12, 2006

McGladrey & Pullen, LLP is a member firm of RSM International, an affiliation of separate and independent legal entities.

Vortech, LLC And VTC, LLC

Combined Balance Sheet
December 31, 2005

Assets
Current Assets
Cash and cash equivalents	$1,737,075
Contract and other receivables, net, including $869,131 from related parties	11,136,833
Costs and estimated earnings in excess of billings on uncompleted contracts	528,494
Prepaid expenses	6,197
Due from affiliated entities	88,480
Total current assets	13,497,079

Property and Equipment, net	532,452
Deposits and Other Assets	106,486
Due from Affiliated Entities	313,293
$14,449,310

Liabilities And Members’ Equity
Current Liabilities
Notes payable, current portion	$72,808
Accounts payable, including $1,388,347 to related parties	6,360,959
Accrued bonuses	745,247
Other accrued expenses	1,140,244
Billings in excess of costs and estimated earnings on uncompleted contracts	2,899,728
Total current liabilities	11,218,986

Long-Term Liabilities
Notes payable, less current portion	160,652
Deferred compensation payable	128,038
288,690
Commitments (Note 5)

Members’ Equity	2,941,634
$14,449,310

See Notes To Combined Financial Statements.

Vortech, LLC And VTC, LLC

Combined Statement Of Income
Year Ended December 31, 2005

Earned Revenues, including $3,852,227 with related parties	$58,632,293

Cost of earned revenues, including $13,709,811 with related parties	50,056,924

Gross profit	8,575,369

General and administrative expenses, including $1,033,493 with related parties	5,647,897

Operating income	2,927,472

Interest expense	(35,184)

Net income	$2,892,288

See Notes To Combined Financial Statements.

Vortech, LLC And VTC, LLC

Combined Statement Of Changes In Members’ Equity
Year Ended December 31, 2005

Balance, December 31, 2004	$608,962

Distributions	(559,616)

Net income	2,892,288

Balance, December 31, 2005	$2,941,634

See Notes To Combined Financial Statements.

Vortech, LLC And VTC, LLC

Combined Statement Of Cash Flows
Year Ended December 31, 2005

Cash Flows From Operating Activities
Net income	$2,892,288
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	228,279
Allowance for doubtful accounts	(26,876)
Changes in assets and liabilities:
(Increase) decrease in:
Contract and other receivables	(8,440,587)
Costs and estimated earnings in excess of billings on uncompleted contracts	475,857
Prepaid expenses	(2,236)
Due from affiliated entities	(285,303)
Deposits	(146,809)
Increase (decrease) in:
Accounts payable and accrued expenses	5,066,299
Billings in excess of costs and estimated earnings on uncompleted contracts	1,320,004
Deferred compensation payable	103,472
Net cash provided by operating activities	1,184,388

Cash Flows From Investing Activities
Purchases of property and equipment	(59,521)
Net cash used in investing activities	(59,521)

Cash Flows From Financing Activities
Principal payments on notes payable	(331,514)
Member distributions	(559,616)
Net cash used in financing activities	(891,130)

Net increase in cash and cash equivalents	233,737

Cash And Cash Equivalents
Beginning	1,503,338
Ending	$1,737,075

Supplemental Disclosure Of Cash Flow Information
Cash paid for interest	$35,184

See Notes To Combined Financial Statements.

Vortech, LLC and VTC, LLC

Notes To Combined Financial Statements

Note 1. Nature of Business and Significant Accounting Policies

Nature of business: Vortech, LLC, (Vortech) was incorporated in the State of Maryland on August 15, 2005. VTC, LLC (formerly Vortech Consulting, LLC) was incorporated in the State of Maryland on May 31, 2002. These two LLC’s are collectively referred to as the “Company”. Prior to August 15, 2005, Vortech, LLC operated as a division of Vortech Consulting, LLC. The only remaining division of VTC, LLC as of August 15, 2005 is the C2 Solutions division. Vortech provides cable and electrical plant design, installation and service. VTC, LLC (C2 Solutions) provides a variety of services to the mission critical and high-tech industry, including planning and programming, engineering and design, project and construction manager, field installation, and facilities management.

A summary of the Company’s significant accounting policies follows:

Principles of combination: The combined financial statements include Vortech, LLC and VTC, LLC. All intercompany accounts and transactions have been eliminated in combination.

Personal assets and liabilities and member salaries: In accordance with the generally accepted method of presenting financial statements for a limited liability company, the financial statements do not include the personal assets and liabilities of the members, including their obligation for income taxes on their distributive shares of the Company’s net income or their rights to refunds on the Company’s net loss, nor any provision for income tax expense or an income tax refund. The expenses shown on the statement of income include salaries paid to members.

Revenue recognition: Revenue from contracts is recognized on the percentage-of-completion method, measured by the percentage of total costs incurred to date to estimated total costs for each contract. This method is used because management considers cost incurred and costs to complete to be the best available measure of progress in the contracts.

Contract costs include all direct materials, subcontract and labor costs and those indirect costs related to contract performance, such as indirect labor, payroll taxes, and supplies. General and administrative expenses are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which losses are determined.

The asset, “Costs and estimated earnings in excess of billings on uncompleted contracts,” represents revenue recognized in excess of amounts billed. The liability, “Billings in excess of costs and estimated earnings on uncompleted contracts,” represents billings in excess of revenue recognized.

As these long-term contracts extend over one or more years, revisions in cost and profit estimates during the course of the contract are reflected in the accounting period in which the facts which require the revisions are determined.

Cash and cash equivalents: For purposes of reporting cash flows, the Company considers all highly-liquid debt instruments with original maturities of three months or less to be cash equivalents.

Contract receivables: Contract receivables are carried at original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis. Management determines the allowance for doubtful accounts by regularly evaluating individual customer receivables and considering a customer's financial condition, credit history, and current economic conditions. Accounts receivable are written off when deemed uncollectible. Recoveries of contract receivables previously written off are recorded when received. An account receivable is considered to be past due if any portion of the receivable balance is outstanding for more than 30 days. Interest is not recorded on any past due balances.

Vortech, LLC and VTC, LLC

Notes To Combined Financial Statements

Note 1. Nature of Business and Significant Accounting Policies (Continued)

Property and equipment: Property and equipment are recorded at cost and depreciated using the straight-line method of depreciation over their estimated useful lives, ranging from 3 to 7 years. Leasehold improvements are amortized over the lesser of the estimated useful life of the asset or the remaining lease term. Normal repairs and maintenance are charged against income.

Valuation of long-lived assets: The Company accounts for the valuation of long-lived assets under Statement of Financial Accounting Standards (SFAS) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. SFAS No. 144 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of the long-lived asset is measured by a comparison of the carrying amount of the asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the estimated fair value of the assets. Assets to be disposed of are reportable at the lower of the carrying amount or fair value, less costs to sell.

Advertising costs: The Company expenses all advertising costs as incurred. Advertising expense was $384,409 for the year ended December 31, 2005.

Income taxes: The Company is treated as a partnership for Federal income tax purposes, and members are taxed individually on their pro-rata share of the Company’s earnings. The Company’s net income or loss is allocated among the members in accordance with the Company’s operating agreement. The Company intends to make distributions to its members subsequent to year-end sufficient to pay personal income taxes on taxable income, if any, from the Company.

Credit risk: The Company may from time to time, have cash in banking institutions in excess of the amount insured by the Federal Deposit Insurance Corporation. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash.

The Company grants credit to its customers in the normal course of business on an unsecured basis. The Company’s accounts receivable are derived from customers throughout the metropolitan Washington, D.C. and Baltimore, Maryland areas, and are made on an unsecured basis.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Estimates are used when accounting for estimated costs to complete long-term contracts in progress, allowance for doubtful accounts, and depreciation, among others. Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the financial statements in the period they are determined to be necessary.

Vortech, LLC and VTC, LLC

Notes To Combined Financial Statements

Note 2. Uncompleted Contracts

Information regarding uncompleted contracts as of December 31, 2005, is as follows:

Costs incurred on uncompleted contracts	$52,493,306
Estimated earnings	8,274,479
60,767,785
Less billings to date	63,139,019
$(2,371,234)

The foregoing balances are included in the accompanying balance sheets under the following captions:

Costs and estimated earnings in excess of billings on uncompleted contracts	$528,494
Billings in excess of costs and estimated earnings on uncompleted contracts	(2,899,728)
$(2,371,234)

Note 3. Contract and Other Receivables

Completed contracts, including retentions	$620,403
Contracts in progress
Current	10,309,204
Retention	198,391
Other miscellaneous receivables	33,835
11,161,833
Less allowance for doubtful accounts	(25,000)
$11,136,833

Note 4. Property and Equipment

Property and equipment as of December 31, 2005, consist of the following:

Vehicles	$395,006
Leasehold improvements	375,638
Furniture and fixtures	14,732
Office equipment	92,076
877,452
Less accumulated depreciation	345,000
$532,452

Vortech, LLC and VTC, LLC

Notes To Combined Financial Statements

Note 5. Notes Payable

The Company has entered into multiple notes payable arrangements, certain of which were secured by vehicles, that require monthly payments ranging from $273 to $789, including interest at the rate of 0% to 5.92% through October 2010. Future principal payments on these notes payable are as follows:

Years Ending December 31,
2006	$72,808
2007	76,934
2008	50,525
2009	22,990
2010	10,203
$233,460

Note 6. Line of Credit

VTC, LLC has a revolving demand line of credit agreement with a bank that allows for maximum borrowings of up to $1,000,000. Interest accrues daily on the outstanding balance at the one month LIBOR rate plus 225 basis points. (effective rate of 6.64% at December 31, 2005). The line is personally guaranteed by a 50% member of the Company, and is collateralized by substantially all Company assets. There were no borrowings under the line of credit during the year ended December 31, 2005.

Note 7. Leasing Arrangements

Chesapeake Tower Systems, Inc. (Chesapeake) and affiliated entity, entered into a six-year lease for office and warehouse space expiring in October 2008. The Company is subleasing a portion of the space under a similar arrangement, however Chesapeake remains ultimately obligated. The Company is also leasing office equipment under operating lease arrangements. Rent expense under the above arrangements was $190,727 for the year ended December 31, 2005.

Future minimum payments under leasing arrangements as of December 31, 2005, are as follows:

Years Ending December 31,
2006	$198,597
2007	179,300
2008	146,101
2009	107
$524,105

Note 8. Profit Sharing Plan

The Company provides retirement benefits to its employees through its participation in the Chesapeake Tower Systems and Affiliates 401(k) Plan in which it is an adopting employer. Substantially all employees who meet certain eligibility requirements are eligible to participate. Participants may elect to defer a percentage of their annual compensation, subject to certain limitations, in accordance with Section 401(k) of the Internal Revenue Code. The Company makes matching contributions of 40% of the first 6% of compensation deferred by each participant. Employer matching contributions were $70,709 for the year ended December 31, 2005.

Vortech, LLC and VTC, LLC

Notes To Combined Financial Statements

Note 9. Phantom Unit Plan

The Company signed agreements with certain key employees to provide incentive compensation for enhancement of Company and shareholder value and to share in the future economic success of the Company. Under these agreements, the Company had issued 30,250 phantom units as of December 31, 2005. The phantom units vest over a three-year period from the grant date and realize value based on a formula provided in the agreements. The deferred compensation is to be paid to the individuals or their beneficiaries over a period of five years commencing with the termination of employment, death or date of closing if the Company is sold or merged. The Company records periodic accruals for the cost of providing such benefits by charges to income. Compensation expense recorded under these agreements was $103,472 for the year ended December 31, 2005. As of December 31, 2005, 20,167 units were vested.

Note 10. Related Party Transactions

The Company participates in transactions with entities affiliated through common ownership and management. A summary of such transactions for the year ended December 31, 2005, and the amount due from and to these related parties as of December 31, 2005, are listed below:

	Vortech, LLC	VTC, LLC
Sales/Contract Revenue:
CTS Services, LLC	$87,114	$102,629
CSI Engineering, Inc.	3,627,743	-
S3 Integration, LLC	18,204	-
Chesapeake Tower Systems, Inc.	7,729	-
TPR Group, LLC	8,808	-

Purchases/Contract Costs:
Chesapeake Tower Systems, Inc.	8,574	7,378,651
CTS Services, LLC	61,404	3,364,380
S3 Integration, LLC	6,628	-
CSI Engineering, Inc.	-	380,586
GR Partners	-	508,234
LH Cranston & Sons, Inc.	-	2,001,354

Management/Consulting Fees:
CTS Services, LLC	184,900	349,800
GR Partners	-	275,000

Office rent paid to Chesapeake Tower Systems, Inc.	86,750	103,977

Equipment rent paid to GR Partners	23,115	9,951

Accounts receivable/(payable):
CTS Services, LLC	4,669	-
CSI Engineering, Inc.	854,455	-
S3 Integration, LLC	9,381	-
TPR Group	532	-
Chesapeake Tower Systems, Inc.	-	94
CTS Services, LLC	(92,891)	(182,662)
Chesapeake Tower Systems, Inc.	(1,401)	(468,017)
Telco P4C, LLC	-	(4,174)
GR Partners	(5,277)	(9,508)
CSI Engineering, Inc.	-	(8,795)
LH Cranston & Sons, Inc.	-	(615,622)

Vortech, LLC and VTC, LLC

Notes To Combined Financial Statements

Note 11. Major Customer

The Company earned approximately 78% of its revenue under several different contracts and locations from one major customer for the year ended December 31, 2005. Accounts receivable from this customer was $7,824,600 at December 31, 2005.

Note 12. Litigation

From time to time, the Company has certain pending claims and legal proceedings that generally involve contract claims and disputes. These proceedings are, in the opinion of management, ordinary routine matters incidental to the construction business. In the opinion of management, the ultimate disposition of such proceedings are not expected to have a material adverse effect on the Company’s financial position, results of operations or cash flows.

Vortech, LLC And VTC, LLC

Combined Balance Sheet
March 31, 2006 and December 31, 2005

	March 31,	December 31,
	2006	2005
Assets	(Unaudited)	(Unaudited)
Current Assets
Cash and cash equivalents	$6,101,760	$1,737,075
Contract and other receivables, net	6,540,679	11,136,833
Costs and estimated earnings in excess of billings on uncompleted contracts	1,196,172	528,494
Prepaid expenses	9,500	6,197
Due from affiliated entities	59,954	88,480
Total current assets	13,908,065	13,497,079

Property and Equipment, net	491,924	532,452
Deposits and Other Assets	106,486	106,486
Due from Affiliated Entities	340,997	313,293
	$14,847,472	$14,449,310
Liabilities And Members’ Equity
Current Liabilities
Notes payable, current portion	$72,808	$72,808
Accounts payable and accrued expenses	8,515,983	8,246,450
Billings in excess of costs and estimated earnings on uncompleted contracts	1,959,034	2,899,728
Total current liabilities	10,547,825	11,218,986

Long-Term Liabilities
Notes payable, less current portion	142,347	160,652
Deferred compensation payable	128,038	128,038
	270,385	288,690
Commitments (Note 5)
Members’ Equity	4,029,262	2,941,634
	$14,847,472	$14,449,310

Vortech, LLC And VTC, LLC
Combined Statement Of Income
Three Months Ending March 31, 2006 and March 31, 2005

	March 31,	March 31,
	2006	2005
	(Unaudited)	(Unaudited)
Earned Revenues	$16,280,322	$9,654,850
Cost of earned revenues	13,211,827	8,398,653
Gross profit	3,068,495	1,256,197
General and administrative expenses	1,652,775	1,175,976
Operating income	1,415,720	80,221
Interest expense	(4,965)	(9,174)
Net income	$1,410,755	$71,047

Vortech, LLC And VTC, LLC
Combined Statement Of Changes In Members’ Equity
Three Months Ending March 31, 2006

(Unaudited)
Balance, December 31, 2005	$2,941,634
Distributions	(323,127)
Net income	1,410,755
Balance, March 31, 2006	$4,029,262

Vortech, LLC And VTC, LLC
Combined Statement Of Cash Flows
Three Months Ending March 31, 2006 and March 31, 2005

	March 31,	March 31,
	2006	2005
	(Unaudited)	(Unaudited)
Cash Flows From Operating Activities
Net income	$1,410,755	$71,047
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	43,725	39,090
Allowance for doubtful accounts	–
Changes in assets and liabilities:
(Increase) decrease in:
Contract and other receivables	4,596,154	(4,618,488)
Costs and estimated earnings in excess of billings on uncompleted contracts	(667,678)	745,917
Prepaid expenses	(3,303)	(325)
Due from affiliated entities	822	(307,525)
Deposits	–	(17,689)
Increase (decrease) in:
Accounts payable and accrued expenses	269,533	2,877,644
Billings in excess of costs and estimated earnings on uncompleted contracts	(940,694)	3,177,798
Deferred compensation payable	–	–
Net cash provided by operating activities	4,709,314	1,967,469

Cash Flows From Investing Activities
Purchases of property and equipment	(3,197)	(35,270)
Net cash used in investing activities	(3,197)	(35,270)

Cash Flows From Financing Activities
Principal payments on notes payable	(18,305)	(4,086)
Member distributions	(323,127)	(60,000)
Net cash used in financing activities	(341,432)	(64,086)

Net increase in cash and cash equivalents	4,364,685	1,868,113
Cash And Cash Equivalents
Beginning	$1,737,075	$1,503,338
Ending	$6,101,760	$3,371,451
Supplemental Disclosure Of Cash Flow Information
Cash paid for interest	$(4,965)	$(9,174)

Vortech, LLC and VTC, LLC

Note 1. Interim Financial Statements
This document includes unaudited interim financial statements that should be read in conjunction with the Company’s latest audited annual financial statements. However, in the opinion of management, these financial statements contain all adjustments, consisting only of normal recurring items, necessary for a fair presentation of the Company’s financial position as of March 31, 2006 and 2005, the results of its operations for the three months ended March 31, 2006 and 2005, and its cash flows for the three months ended March 31, 2006 and 2005. Operating results for the three months ended March 31, 2006 are not necessarily indicative of the results expected for the full fiscal year.

Note 2. Nature of Business and Significant Accounting Policies

Nature of business: Vortech, LLC, (Vortech) was incorporated in the State of Maryland on August 15, 2005. VTC, LLC (formerly Vortech Consulting, LLC) was incorporated in the State of Maryland on May 31, 2002. These two LLC’s are collectively referred to as the “Company”. Prior to August 15, 2005, Vortech, LLC operated as a division of Vortech Consulting, LLC. The only remaining division of VTC, LLC as of August 15, 2005 is the C2 Solutions division. Vortech provides cable and electrical plant design, installation and service. VTC, LLC (C2 Solutions) provides a variety of services to the mission critical and high-tech industry, including planning and programming, engineering and design, project and construction manager, field installation, and facilities management.

A summary of the Company’s significant accounting policies follows:

Principles of combination: The combined financial statements include Vortech, LLC and VTC, LLC. All intercompany accounts and transactions have been eliminated in combination.

Personal assets and liabilities and member salaries: In accordance with the generally accepted method of presenting financial statements for a limited liability company, the financial statements do not include the personal assets and liabilities of the members, including their obligation for income taxes on their distributive shares of the Company’s net income or their rights to refunds on the Company’s net loss, nor any provision for income tax expense or an income tax refund. The expenses shown on the statement of income include salaries paid to members.

Revenue recognition: Revenue from contracts is recognized on the percentage-of-completion method, measured by the percentage of total costs incurred to date to estimated total costs for each contract. This method is used because management considers cost incurred and costs to complete to be the best available measure of progress in the contracts.

Contract costs include all direct materials, subcontract and labor costs and those indirect costs related to contract performance, such as indirect labor, payroll taxes, and supplies. General and administrative expenses are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which losses are determined.

The asset, “Costs and estimated earnings in excess of billings on uncompleted contracts,” represents revenue recognized in excess of amounts billed. The liability, “Billings in excess of costs and estimated earnings on uncompleted contracts,” represents billings in excess of revenue recognized.

As these long-term contracts extend over one or more years, revisions in cost and profit estimates during the course of the contract are reflected in the accounting period in which the facts which require the revisions are determined.

Cash and cash equivalents: For purposes of reporting cash flows, the Company considers all highly-liquid debt instruments with original maturities of three months or less to be cash equivalents.

Vortech, LLC and VTC, LLC

Note 2. Nature of Business and Significant Accounting Policies (Continued)

Contract receivables: Contract receivables are carried at original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis. Management determines the allowance for doubtful accounts by regularly evaluating individual customer receivables and considering a customer’s financial condition, credit history, and current economic conditions. Accounts receivable are written off when deemed uncollectible. Recoveries of contract receivables previously written off are recorded when received. An account receivable is considered to be past due if any portion of the receivable balance is outstanding for more than 30 days. Interest is not recorded on any past due balances.

Property and equipment: Property and equipment are recorded at cost and depreciated using the straight-line method of depreciation over their estimated useful lives, ranging from 3 to 7 years. Leasehold improvements are amortized over the lesser of the estimated useful life of the asset or the remaining lease term. Normal repairs and maintenance are charged against income.

Valuation of long-lived assets: The Company accounts for the valuation of long-lived assets under Statement of Financial Accounting Standards (SFAS) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. SFAS No. 144 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of the long-lived asset is measured by a comparison of the carrying amount of the asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the estimated fair value of the assets. Assets to be disposed of are reportable at the lower of the carrying amount or fair value, less costs to sell.

Advertising costs: The Company expenses all advertising costs as incurred. Advertising expense was $384,409 for the year ended December 31, 2005.

Income taxes: The Company is treated as a partnership for Federal income tax purposes, and members are taxed individually on their pro-rata share of the Company’s earnings. The Company’s net income or loss is allocated among the members in accordance with the Company’s operating agreement. The Company intends to make distributions to its members subsequent to year-end sufficient to pay personal income taxes on taxable income, if any, from the Company.

Credit risk: The Company may from time to time, have cash in banking institutions in excess of the amount insured by the Federal Deposit Insurance Corporation. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash.

The Company grants credit to its customers in the normal course of business on an unsecured basis. The Company’s accounts receivable are derived from customers throughout the metropolitan Washington, D.C. and Baltimore, Maryland areas, and are made on an unsecured basis.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Estimates are used when accounting for estimated costs to complete long-term contracts in progress, allowance for doubtful accounts, and depreciation, among others. Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the financial statements in the period they are determined to be necessary.

Vortech, LLC and VTC, LLC

Note 3. Property and Equipment

Property and equipment as of March 31, 2006 and December 31, 2005, consist of the following:

	2006	2005
	(Unaudited)	(Unaudited)
Vehicles	$393,185	$395,006
Leasehold improvements	375,638	375,638
Furniture and fixtures	14,732	14,732
Office equipment	95,284	92,076
	878,839	877,452
Less accumulated depreciation	386,915	345,000
	$491,924	$532,452

Note 4. Line of Credit

VTC, LLC has a revolving demand line of credit agreement with a bank that allows for maximum borrowings of up to $1,000,000. Interest accrues daily on the outstanding balance at the one month LIBOR rate plus 225 basis points. The line is personally guaranteed by a 50% member of the Company, and is collateralized by substantially all Company assets. There were no borrowings under the line of credit as of March 31, 2006 and December 31, 2005.

Note 5. Leasing Arrangements

Chesapeake Tower Systems, Inc. (Chesapeake) and affiliated entity, entered into a six-year lease for office and warehouse space expiring in October 2008. The Company is subleasing a portion of the space under a similar arrangement, however Chesapeake remains ultimately obligated. The Company is also leasing office equipment under operating lease arrangements.

Future minimum payments under leasing arrangements as of March 31, 2006, are as follows:

Years Ending December 31,	(Unaudited)
2007	$204,602
2008	179,300
2009	104,592
$488,494

Note 6. Profit Sharing Plan

The Company provides retirement benefits to its employees through its participation in the Chesapeake Tower Systems and Affiliates 401(k) Plan in which it is an adopting employer. Substantially all employees who meet certain eligibility requirements are eligible to participate. Participants may elect to defer a percentage of their annual compensation, subject to certain limitations, in accordance with Section 401(k) of the Internal Revenue Code. The Company makes matching contributions of 40% of the first 6% of compensation deferred by each participant.

Note 7. Phantom Unit Plan

The Company signed agreements with certain key employees to provide incentive compensation for enhancement of Company and shareholder value and to share in the future economic success of the Company. Under these agreements, the Company had issued 30,250 phantom units as of March 31, 2006. The phantom units vest over a three-year period from the grant date and realize value based on a formula provided in the agreements. The deferred compensation is to be paid to the individuals or their beneficiaries over a period of five years commencing with the termination of employment, death or date of closing if the Company is sold or merged. The Company records periodic accruals for the cost of providing such benefits by charges to income.

Vortech, LLC and VTC, LLC

Note 8. Related Party Transactions
The Company participates in transactions with entities affiliated through common ownership and management. A summary of such transactions for the three months ended and year ended March 31, 2006 and December 31, 2005, and the amount due from and to these related parties as of March 31, 2006 and December 31, 2005, are listed below:

	March 31, 2006		December 31, 2005
	(Unaudited)		(Unaudited)
	Vortech, LLC	VTC, LLC	Vortech, LLC	VTC, LLC
Sales/Contract Revenue:
CTS Services, LLC	$45,486	$–	$87,114	$102,629
CSI Engineering, Inc.	903,445		3,627,743	–
S3 Integration, LLC	1,468		18,204	–
Chesapeake Tower Systems, Inc.	7,147		7,729	–
TPR Group, LLC	742		8,808	–

Purchases/Contract Costs:
Chesapeake Tower Systems, Inc.		71,484	8,574	7,378,651
CTS Services, LLC		784,544	61,404	3,364,380
S3 Integration, LLC		–	6,628	–
CSI Engineering, Inc.		176,016	–	380,586
GR Partners		–	–	508,234
LH Cranston & Sons, Inc.		95,303	–	2,001,354
Telco P&C, LLC	1,575	–

Management/Consulting Fees:
CTS Services, LLC	–	–	184,900	349,800
GR Partners	–	–	–	275,000
TPR Group, LLC	74,400	134,700

Office rent paid to Chesapeake Tower Systems, Inc.	22,986	16,156	86,750	103,977

Equipment rent paid to GR Partners	8,141	5,126	23,115	9,951

Accounts receivable/(payable):
CTS Services, LLC	22,202		4,669	–
CSI Engineering, Inc.	845,161		854,455	–
S3 Integration, LLC	1,468		9,381	–
TPR Group	(24,800)		532	–
Chesapeake Tower Systems, Inc.	–		–	94
CTS Services, LLC		(426,274)	(92,891)	(182,662)
Chesapeake Tower Systems, Inc.		–	(1,401)	(468,017)
Telco P&C, LLC	1,575		–	(4,174)
GR Partners	(40,936)	(2,563)	(5,277)	(9,508)
CSI Engineering, Inc.		(64,068)	–	(8,795)
LH Cranston & Sons, Inc.		(4,546)	–	(615,622)

Vortech, LLC and VTC, LLC

Note 9. Major Customer

The Company earned approximately 66% of its revenue under several different contracts and locations from one major customer for the three months ended March 31, 2006. Accounts receivable from this customer was $2,581,409 at March 31, 2006.

Note 10. Litigation

From time to time, the Company has certain pending claims and legal proceedings that generally involve contract claims and disputes. These proceedings are, in the opinion of management, ordinary routine matters incidental to the construction business. In the opinion of management, the ultimate disposition of such proceedings are not expected to have a material adverse effect on the Company’s financial position, results of operations or cash flows.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Fortress America Acquisition Corporation

We have audited the accompanying balance sheet of Fortress America Acquisition Corporation (a corporation in the development stage) as of December 31, 2005 and the related statements of operations, stockholders’ equity and cash flows for the year ended December 31, 2005, the period from December 20, 2004 (inception) to December 31, 2004, and the cumulative period from December 20, 2004 (inception) to December 31, 2005. These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fortress America Acquisition Corporation as of December 31, 2005, and the results of its operations and its cash flows for the year ended December 31, 2005, the period from December 20, 2004 (inception) to December 31, 2004 and the cumulative period from December 20, 2004 (inception) to December 31, 2005 in conformity with United States generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Fortress America Acquisition Corporation will continue as a going concern. As discussed in Note 1 to the financial statements, the Company may face a mandatory liquidation by July 20, 2006 if a business combination is not consummated, unless certain extension criteria are met, which raises substantial doubt its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

GOLDSTEIN GOLUB KESSLER LLP
New York, New York

March 27, 2006

Fortress America Acquisition Corporation
(a corporation in the development stage)

Balance Sheet

December 31, 2005
Assets
Current assets:
Cash	$992,547
Investments held in Trust Fund	42,603,801
Prepaid expenses	50,165
Total current assets	43,646,513
Deferred tax asset	132,000
Total assets	$43,778,513

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable and accrued expenses	$105,308
Income taxes payable	206,194
Deferred interest on investments	127,904
Total current liabilities	439,406

Common stock, subject to possible conversion, 1,559,220 shares at conversion value	8,388,604

Commitment

Stockholders' equity
Preferred stock, $.0001 par value, Authorized 1,000,000 shares; none issued	-
Common stock, $.0001 par value
Authorized 50,000,000 shares. Issued and outstanding 9,550,000 shares (which includes 1,559,220 subject to possible conversion)	955
Additional paid-in capital	34,819,062
Income (deficit) accumulated during the development stage	130,486
Total stockholders' equity	34,950,503
Total liabilities and stockholders' equity	$43,778,513

The accompanying notes should be read in conjunction with the financial statements.

Fortress America Acquisition Corporation
(a corporation in the development stage)

Statement of Operations

	For the Year Ended December 31, 2005	For the Period December 20, 2004 (inception) to December 31, 2004	For the Period December 20, 2004 (inception) to December 31, 2005
Income:
Net interest income	$525,430	$-	$525,430
Total income	525,430	-	525,430
Expenses:
Formation and operating costs	319,694	1,056	320,750

Net income (loss) for the period before income taxes	205,736	(1,056)	204,680

State and federal income taxes	74,194	-	74,194

Net income (loss) for the period	$131,542	$(1,056)	$130,486

Weighted average number of shares outstanding - basic and diluted	5,107,534	1,250,000	4,984,748

Net income (loss) per share - basic and diluted	$.03	$(.00)	$.03

The accompanying notes should be read in conjunction with the financial statements.

Fortress America Acquisition Corporation
(a corporation in the development stage)

Statement of Stockholders' Equity

For the period from December 20, 2004 (inception) to December 31, 2005

			Addition	Income (Deficit) Accumulated During the	Total
	Common Stock		paid-in	Development	Stockholders’
	Shares	Amount	capital	Stage	Equity
Common shares issued December 20, 2004 at $.02 per share	1,250,000	$125	$24,875		$25,000

Net loss for the period				$(1,056)	(1,056)
Balance at December 31, 2004	1,250,000	125	24,875	(1,056)	23,944

Redemption of common stock	(1,250,000)	(125)	(24,875)		(25,000)

Common shares issued March 9, 2005 at $0.01429 per share	1,750,000	175	24,825		25,000

Common shares issued July 20, 2005, net of underwriters’ discount and offering expenses (includes 1,399,300 shares subject to possible conversion)	7,000,000	700	38,687,329		38,688,029
Common shares issued August 24, 2005, net of underwriters’ discount and offering expenses (includes 159,920 shares subject to possible conversion)	800,000	80	4,495,412		4,495,492
Proceeds subject to possible conversion of 1,559,220 shares			(8,388,604)		(8,388,604)
Proceeds from issuance of option			100		100
Net income for the period				131,542	131,452
Balance at December 31, 2005	9,550,000	$955	$34,819,062	$130,486	$34,950,503

The accompanying notes should be read in conjunction with the financial statements.

Fortress America Acquisition Corporation
(a corporation in the development stage)

Statement of Cash Flows

	For the Year Ended December 31, 2005	For the period December 20, 2004 (inception) to December 31, 2004	For the period December 20, 2004 (inception) to December 31, 2005
Cash flow from operating activities
Net income (loss)	$131,542	$(1,056)	$130,486
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Deferred income taxes	(132,000)		(132,000)
Interest income on treasury bills	(639,801)	-	(639,801)
Increase in prepaid expenses	(50,165)	-	(50,165)
Increase in accounts payable and accrued expenses	104,252	1,056	105,308
Increase in income taxes payable	206,194	-	206,194
Increase in deferred interest	127,904	-	127,904
Net cash used in operating activities	(252,074)	-	(252,074)

Cash flows from investing activities
Investments placed in Trust Fund	(41,964,000)	-	(41,964,000)
Net cash used in investing activities	(41,964,000)	-	(41,964,000)

Cash flows from financing activities
Gross proceeds of public offering, including over-allotment option exercise	46,800,000	-	46,800,000
Proceeds of issuance of option	100	-	100
Proceeds of notes payable, stockholders	57,500	12,500	70,000
Payment of notes payable, stockholders	(70,000)	-	(70,000)
Proceeds from sales of shares of common stock	25,000	25,000	50,000
Redemption of common stock	(25,000)	-	(25,000)
Payment of costs of public offering, including over-allotment option exercise	(3,603,979)	(12,500)	(3,616,479)
Net cash provided by financing activities	43,183,621	25,000	43,208,621

Net increase in cash	967,547	25,000	992,547
Cash at beginning of the period	25,000	0	-
Cash at the end of the period	$992,547	25,000	$992,547

The accompanying notes should be read in conjunction with the financial statements.

Fortress America Acquisition Corporation
(a corporation in the development stage)
Notes to Financial Statements

1. Organization and Proposed Business Operations

Fortress America Acquisition Corporation (the “Company”) was incorporated in Delaware on December 20, 2004 as a blank check company, the objective of which is to acquire one or more operating businesses in the homeland security industry.

The Company was formed on December 20, 2004 and consummated an initial public offering (“IPO”) on July 20, 2005. In addition, on August 24, 2005 the underwriters for the IPO exercised their over-allotment option (the “Over-Allotment Option Exercise” and, together with the IPO, the “Offering”), generating total net proceeds of $43,183,521. The Company’s management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all the net proceeds of this Offering are intended to be generally applied toward consummating a business combination with (or acquisition of) one or more operating businesses in the homeland security industry (“Business Combination”). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. Upon the closing of the Offering, approximately $41,964,000 of the net proceeds was deposited in a trust fund account (“Trust Fund”) and has been invested in Treasury Bills until the earlier of (i) the consummation of its first Business Combination; or (ii) the liquidation of the Company. The Treasury Bills have been accounted for as trading securities and are recorded at their market value of approximately $42,603,801 at December 31, 2005. The excess of market value over cost, exclusive of the deferred interest described further below, is included in interest income in the accompanying statement of operations. The remaining proceeds may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. All of the Company stockholders prior to the Offering, including all of the officers and directors of the Company (“Initial Stockholders”), have agreed to vote their 1,750,000 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. After consummation of the Company’s first Business Combination, all of these voting safeguards will no longer be applicable.

In the event (i) the Business Combination is not approved by a majority of the shares of common stock held by the Public Stockholders or (ii) 20% or more of the shares of common stock held by the Public Stockholders vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated.

With respect to the first Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his or her shares. The per share conversion price will equal the amount in the Trust Fund, calculated as of two business days prior to the proposed Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding approximately 19.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Fund computed without regard to the shares held by the Initial Stockholders. Accordingly, a portion of the net proceeds of the Offering (19.99% of the amount originally held in the Trust Fund) has been classified as common stock subject to possible conversion in the accompanying December 31, 2005 balance sheet and 19.99% of the related interest earned has been recorded as deferred interest.

The Company’s Certificate of Incorporation, as amended, provides for the mandatory liquidation of the Company in the event that the Company does not consummate a Business Combination within 12 months from the date of the consummation of the Offering, or 18 months from the consummation of the Offering if certain extension criteria have been satisfied. There is no assurance that the Company will be able to successfully effect a Business Combination during this period. This factor raises substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements are prepared assuming the Company will continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per share in the Offering.

The Company maintains cash in bank deposit accounts which, at times, exceed federally insured limits. The Company has not experienced any losses on these accounts.

Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Basic income (loss) per share is computed by dividing net income (loss) by the weighted-average number of shares of common stock outstanding during the period. Diluted earnings per share gives effect to dilutive options, warrants and other potential common stock outstanding during the period. Potential common stock (consisting of 15,600,000 warrants included in the units issued in the initial public offering and 700,000 units issued to the underwriters as described in Note 4) has not been included in the computations for all periods as the effect would be antidilutive.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123 (revised 2004) (“SFAS 123(R)”), “Share Based Payment”. SFAS 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values. The Company is required to adopt SFAS 123(R) effective January 1, 2006.  The Company does not believe that the adoption of SFAS No. 123(R) will have a significant impact on its financial condition or results of operations.

Management does not believe that any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

2. Notes Payable-Stockholders

The Company had unsecured promissory notes to the Initial Stockholders, who are officers and directors of the Company, of $12,500 at December 31, 2004. The loans were non-interest bearing and were payable the earlier of March 9, 2006 or the consummation of the Offering. Due to the short-term nature of the notes, the fair value of the notes approximated its carrying amount. The notes were paid in full subsequent to the consummation of the Offering.

3.  Commitment

Commencing January 1, 2005, the Company occupied office space from, and had certain office and secretarial services made available to it by, an unaffiliated third party. Rent expense under this agreement for each of the periods from December 20, 2004 (inception) to December 31, 2005 and for the year ended December 31, 2005 was $1,362. The rental agreement expired June 30, 2005.

Commencing on the consummation of the Offering, the Company occupies office space provided by an affiliate of an Initial Stockholder. Such affiliate has agreed that, until the acquisition or a target business by the Company, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $7,500 per month for such services. Rent expense under this agreement amounted to $37,500 during the periods ended December 31, 2005.

4. Initial Public Offering

On July 20, 2005, the Company sold 7,000,000 units (“Units”) in the IPO. On August 24, 2005 the Company sold an additional 800,000 Units pursuant to the Over-Allotment Option Exercise. Each Unit consists of one share of the. Company’s common stock, $0.0001 par value, and two Redeemable Common Stock Purchase Warrants (“Warrants”). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00 (which such Warrant may be exercised on a cashless basis) commencing the later of (a) one year from the effective date of the IPO; or (b) the completion of a Business Combination with a target business and expiring four years from the date of the prospectus (unless earlier redeemed). The Warrant will be redeemable, upon written consent of the representative of the underwriters, at a price of $0.01 per Warrant upon 30 days notice after the Warrant becomes exercisable, only in the event that (a) the last sales price of the common stock is at least $8.50 per share for any 20 trading days within a 30-trading-day period ending on the third day prior to date on which notice of redemption is given and (b) the weekly trading volume of our common stock has been at least 200,000 shares for each of the 2 calendar weeks before the Company sends the notice of redemption.

In addition, the Company sold to Sunrise Securities Corporation, for $100, an option to purchase up to a total of 700,000 units. The units issuable upon exercise of this option are identical to those offered in the Offering, except that each of the warrants underlying this option entitles the holder to purchase one share of our common stock at a price of $6,25. This option is exercisable at $7.50 per unit commencing on the later of the consummation of a business combination and one year from the date of the prospectus and expiring five years from the date of the prospectus. In lieu of exercise, the option maybe converted into units (i.e., a “cashless exercise”) to the extent that the market value of the units at the time of conversion exceeds the exercise price of the option. The option may only be exercised or converted by the option holder.

The sale of the option is accounted for as an equity transaction. Accordingly, there is no net impact on the Company’s financial position or results of operations, except for the recording of the $100 proceeds from the sale. The Company determined, based upon a Black-Scholes model, that the fair value of the option on the date of sale was approximately $3.075 per unit, or $2,152,500 total, using an expected life of four years, volatility of 75.19% and a risk-free interest rate of 3.922%.

The volatility calculation of 75.19% is based upon the 365-day average volatility of a representative sample of seven (7) companies with market capitalizations under $250 million that management believes could be considered to be engaged in a business in the homeland security industry (the “Sample Companies”). Because the Company does not have a trading history, the Company needed to estimate the potential volatility of its common stock price, which will depend on a number of factors which cannot be ascertained at this time. The Company referred to the 365-day average volatility of the Sample Companies because management believes that the average volatility of such companies is a reasonable benchmark to use in estimating the expected volatility of the Company’s common stock post-business combination. Although an expected life of four years was taken into account for purposes of assigning a fair value to the option, if the Company does not consummate a business ‘combination within the prescribed time period and liquidates, the option would become worthless.

Although the purchase option and its underlying securities have been registered, the purchase option grants to holders demand and “piggyback” rights for periods of five and seven years, respectively, from the date of the prospectus with respect to the registration under the Securities Act of 1933 of the securities directly and indirectly issuable upon exercise of the purchase option. The Company will bear all fees and expenses attendant to registering the securities, other than underwriting commissions which will be paid for by the holders themselves. The exercise price and number of units issuable upon exercise of the purchase option may be adjusted in certain circumstances including in the event of a stock dividend, or the Company’s recapitalization, reorganization, merger or consolidation. However, the purchase option will not be adjusted for issuances of common stock at a price below its exercise price.

5. Common Stock

On December 20, 2004, the Company issued 1,250,000 shares of Common Stock. On March 8, 2005, the Company authorized the redemption of the 1,250,000 shares of common stock at the original subscription price. On March 9, 2005, the Company issued 1,750,000 shares of common stock to the original stockholders along with new stockholders (in the aggregate, these stockholders are the Initial Stockholders).

At August 24, 2005, 17,700,000 shares of Common Stock were reserved for issuance upon exercise of redeemable warrants and underwriters’ unit purchase option.

6. Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

7. Income Taxes

The provision for income taxes consists of the following:

	For the period ended December 31,
	2005	2004
Current:
Federal	$202,163	$-
State	4,031	-
Deferred:
Federal	(132,000)	-
	$74,194	$-

The total provision for income taxes differs from that amount which would be computed by applying the U.S. federal income tax rate to income before provision for income taxes due to the following:

	For the period ended December 31,
	2005	2004
Federal statutory rate	34%	(34)%

State tax, net of income tax benefit	2	-

Valuation allowance	-	34

	36%	-

The tax effect of temporary differences that give rise to the net deferred tax asset is as follows:

December 31, 2005

Interest income deferred for reporting purposes	43,000

Expenses deferred for income tax purposes	89,000

Subtotal	132,000

Valuation allowance	-

Net deferred tax asset	$132,000

Fortress America Acquisition Corporation
(a corporation in the development stage)

Condensed Balance Sheet

	March 31, 2006 (unaudited)	December 31, 2005

Assets
Current assets:
Cash	$871,760	$992,547
Investments held in Trust Fund	43,047,747	42,603,801
Prepaid expenses	26,164	50,165
Total current assets	43,945,671	43,646,513
Deferred tax asset	217,070	132,000
Total assets	$44,162,741	$43,778,513

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable and accrued expenses	$130,362	$105,308
Income taxes payable	354,286	206,194
Deferred interest on investments	216,649	127,904
Total current liabilities	701,297	439,406

Common stock, subject to possible conversion, 1,559,220 shares at conversion value	8,388,604	8,388,604

Commitment

Stockholders’ equity
Preferred stock, $.0001 par value, Authorized 1,000,000 shares; none issued	-	-
Common stock, $.0001 par value
Authorized 50,000,000 shares
Issued and outstanding 9,550,000 shares (which includes 1,559,220 subject to possible conversion) and 1,250,000 shares respectively	955	955
Additional paid-in capital	34,819,062	34,819,062
Income accumulated during the development stage	252,823	130,486
Total stockholders’ equity	35,072,840	34,950,503
Total liabilities and stockholders’ equity	$44,162,741	$43,778,513

See Notes to Unaudited Condensed Financial Statements.

Fortress America Acquisition Corporation
(a corporation in the development stage)

Condensed Statement of Operations
(unaudited)

	For the Three Months Ended March 31, 2006	For the Three Months Ended March 31, 2005	For the Period December 20, 2004 (inception) to March 31, 2006
Income:
Net interest income	$361,561	$-	$886,991
Total income	361,561	-	886,991
Expenses:
Formation and operating costs	176,202	566	496,952

Net income (loss) for the period before income taxes	185,359	(566)	390,039

State and federal income taxes	63,022	-	137,216

Net income (loss) for the period	$122,337	$(566)	$252,823

Weighted average number of shares outstanding - basic and diluted	9,550,000	1,372,222	5,874,464

Net income (loss) per share - basic and diluted	$.01	$(.00)	$.04

See Notes to Unaudited Condensed Financial Statements.

Fortress America Acquisition Corporation
(a corporation in the development stage)
Condensed Statement of Stockholders’ Equity
For the period from December 20, 2004 (inception) to March 31, 2006

			Addition	Income (Deficit) Accumulated During the
	Common Stock		paid-in	Development
	Shares	Amount	capital	Stage	Total
Common shares issued December 20, 2004 at $.02 per share	1,250,000	$125	$24,875		$25,000
Net Loss				$(1,056)	(1,056)
Balance at December 31, 2004	1,250,000	125	24,875	(1,056)	23,944

Redemption of common stock	(1,250,000)	(125)	(24,875)		(25,000)
Common shares issued March 9, 2005 at $0.01429 per share	1,750,000	175	24,825		25,000
Common shares issued July 20, 2005, net of underwriters’ discount and offering expenses (includes 1,399,300 shares subject to possible conversion)	7,000,000	700	38,687,329		38,688,029
Common shares issued August 24, 2005, net of underwriters’ discount and offering expenses (includes 159,920 shares subject to possible conversion)	800,000	80	4,495,412		4,495,492
Proceeds subject to possible conversion of 1,559,220 shares			(8,388,604)		(8,388,604)
Proceeds from issuance of option			100		100
Net Income				131,542	131,542
Balance at December 31, 2005	9,550,000	955	34,819,062	130,486	34,950,503

Unaudited:
Net income				122,337	122,337
Balance at March 31, 2006	9,550,000	$955	$34,819,062	$252,823	$35,072,840

See Notes to Unaudited Condensed Financial Statements

Fortress America Acquisition Corporation
(a corporation in the development stage)

Condensed Statement of Cash Flows
(unaudited)

	For the Three Months Ended March 31, 2006	For the Three Months Ended March 31, 2005	For the period December 20, 2004 (inception) to March 31, 2006
Cash flow from operating activities
Net income (loss)	$122,337	$(566)	$252,823
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Deferred income taxes	(85,070)	-	(217,070)
Interest income on treasury bills	(443,946)	-	(1,083,747)
Decrease (Increase) in prepaid expenses	24,001	-	(26,164)
Increase in accounts payable and accrued expenses	25,054	-	130,362
Increase in income taxes payable	148,092	-	354,286
Increase in deferred interest	88,745	-	216,649
Net cash used in operating activities	(120,787)	(566)	(372,861)

Cash flows from investing activities
Investments placed in Trust Fund	-	-	(41,964,000)
Net cash used in investing activities	-	-	(41,964,000)

Cash flows from financing activities
Gross proceeds of public offering, including over-allotment option exercise	-	-	46,800,000
Proceeds of issuance of option	-	-	100
Proceeds from notes payable, stockholders	-	47,500	70,000
Payment of notes payable, stockholders	-	-	(70,000)
Proceeds from sale of shares of common stock	-	-	50,000
Redemption of common stock	-	-	(25,000)
Payment of costs of public offering, including over-allotment option exercise	-	-	(3,616,479)
Payment of deferred offering costs		(61,304)	-
Advances from stockholder	-	437	-
Net cash (used in) provided by financing activities	-	(13,367)	43,208,621

Net (decrease) increase in cash	(120,787)	(13,933)	871,760
Cash at beginning of the period	992,547	25,000	-
Cash at the end of the period	$871,760	$11,067	$871,760

See Notes to Unaudited Condensed Financial Statements.

Fortress America Acquisition Corporation

(a corporation in the development stage)

Notes to Unaudited Condensed Financial Statements

1. Organization and Proposed Business Operations

Fortress America Acquisition Corporation (the “Company”) was incorporated in Delaware on December 20, 2004 as a blank check company, the objective of which is to acquire one or more operating businesses in the homeland security industry. The Company has elected December 31 as its fiscal year-end.

The financial statements at March 31, 2006 and for the periods from inception to March 31, 2006 and the three months ended March 31, 2005 are unaudited. In the opinion of management, all adjustments (consisting of normal adjustments) have been made that are necessary to present fairly the financial position of the Company as of March 31, 2006, the results of its operations for the three month period ended March 31, 2006 and 2005 and for the period from December 20, 2004 (inception) through March 31, 2006, and its cash flows for the three month period ended March 31, 2006 and for the period from December 20, 2004 (inception) through March 31, 2006. Operating results for the interim period presented are not necessarily indicative of the results to be expected for a full year. The condensed balance sheet at December 31, 2005 has been derived from the audited financial statements.

The Company was formed on December 20, 2004 and consummated an initial public offering (“IPO”) on July 20, 2005. In addition, on August 24, 2005 the underwriters for the IPO exercised their over-allotment option (the “Over-Allotment Option Exercise” and, together with the IPO, the “Offering”). The Offering generated total net proceeds of $43,183,521. The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all the net proceeds of the Offering are intended to be generally applied toward consummating a business combination with (or acquisition of) one or more operating businesses in the homeland security industry (“Business Combination”). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. Upon the closing of the Offering, approximately $41,964,000 of the net proceeds was deposited in a trust fund account (“Trust Fund”) and has been invested in Treasury Bills until the earlier of (i) the consummation of its first Business Combination; or (ii) the liquidation of the Company. The Treasury Bills have been accounted for as trading securities and are recorded at their market value of approximately $43,048,000 at March 31, 2006. The excess of market value over cost, exclusive of the deferred interest described further below, is included in interest income in the accompanying statement of operations. The proceeds not deposited into the Trust Fund may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. All of the Company stockholders prior to the Offering, including all of the officers and directors of the Company (“Initial Stockholders”), have agreed to vote their 1,750,000 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. After consummation of the Company’s first Business Combination, all of these voting safeguards will no longer be applicable.

In the event (i) the Business Combination is not approved by a majority of the shares of common stock held by the Public Stockholders or (ii) 20% or more of the shares of common stock held by the Public Stockholders vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated.

With respect to the first Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his or her shares into cash. The per share conversion price will equal the amount in the Trust Fund, calculated as of two business days prior to the proposed Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding approximately 19.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Fund computed without regard to the shares held by the Initial Stockholders. Accordingly, a portion of the net proceeds of the Offering (19.99% of the amount originally held in the Trust Fund) has been classified as common stock subject to possible conversion in the accompanying balance sheets and 19.99% of the related interest earned has been recorded as deferred interest.

The Company’s Amended and Restated Certificate of Incorporation provides for the mandatory liquidation of the Company in the event that the Company does not consummate a Business Combination within 12 months from the date of the consummation of the Offering, or 18 months from the consummation of the Offering if certain extension criteria have been satisfied. There is no assurance that the Company will be able to successfully effect a Business Combination during this period. This factor raises substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements are prepared assuming the Company will continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per share in the Offering.

In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123 (revised 2004) (“SFAS 123(R)”), “Share Based Payment”. SFAS 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values. The Company is required to adopt SFAS 123(R) effective January 1, 2006.  The Company does not believe that the adoption of SFAS No. 123(R) will have a significant impact on its financial condition or results of operations.

Management does not believe that any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

2. Commitment

Commencing January 1, 2005, the Company occupied office space from, and had certain office and secretarial services made available to it by, an unaffiliated third party. Rent expense under this agreement for each of the periods from December 20, 2004 (inception) to March 31, 2006 and from January 1, 2006 to March 31, 2006 amounted to $1,362 and $0, respectively. The rental agreement expired June 30, 2005.

Commencing on the consummation of the Offering, the Company occupies office space provided by an affiliate of an Initial Stockholder. Such affiliate has agreed that, until the acquisition or a target business by the Company, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $7,500 per month for such services. Rent expense under this agreement for each of the periods from December 20, 2004 (inception) to March 31, 2006 and from January 1, 2006 to March 31, 2006 amounted to $60,000 and $22,500, respectively.

3. Common Stock

On December 20, 2004, the Company issued 1,250,000 shares of common stock. On March 8, 2005, the Company authorized the redemption of the 1,250,000 shares of common stock at the original subscription price. On March 9, 2005, the Company issued 1,750,000 shares of common stock to the original stockholders along with new stockholders (in the aggregate, these stockholders are the Initial Stockholders).

On July 20, 2005, the Company issued 7,000,000 shares of Common Stock in connection with the IPO. On August 24, 2005, the Company issued 800,000 share of Common Stock pursuant to the Over-Allotment Option Exercise.

4. Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

`

Annex A

SECOND AMENDED AND RESTATED

MEMBERSHIP INTEREST PURCHASE AGREEMENT

BY AND AMONG

FORTRESS AMERICA ACQUISITION CORPORATION,

VTC, L.L.C.,

VORTECH, LLC,

THOMAS P. ROSATO

AND

GERARD J. GALLAGHER

Effective July 31, 2006

TABLE OF CONTENTS

This Table of Contents is for convenience of reference only and is not intended to define, limit or describe the scope, intent or meaning of any provision of this Agreement.

ARTICLE I Definitions and Rules of Construction		2
1.1	Definitions.	2
1.2	Rules of Construction.	13
ARTICLE II Closing; Purchase Price; Adjustments; Escrow		14
2.1	Closing.	14
2.2	Purchase Consideration; Employee Payments and Stock Grants.	14
2.4	Cash Consideration and Net Working Capital Adjustments.	17
2.5	Financial Issue Resolution Process.	19
2.6	Members’ Representative.	19
ARTICLE III Representations and Warranties of the Members and the Companies		21
3.1	Organization and Power.	21
3.2	Authorization and Enforceability.	21
3.3	No Violation.	21
3.4	Consents.	22
3.5	Financial Statements.	22
3.6	Relationships with Affiliates.	23
3.7	Indebtedness to/from Officers, Directors, Members and Employees.	24
3.8	No Adverse Change.	24
3.9	Conduct of the Business.	24
3.10	Capital Structure; Equity Interests.	24
3.11	Title to Membership Interests.	25
3.12	Articles, Operating Agreements and Records.	25

3.13	Assets - In General.	25
3.14	Real Property Interests.	25
3.15	Personal Property.	26
3.16	Intellectual Property Rights.	26
3.17	Scheduled Contracts and Proposals.	27
3.18	Government Contracting.	29
3.19	Clients.	36
3.20	Backlog.	36
3.21	Compliance with Laws.	36
3.22	Environmental Matters.	37
3.23	Licenses and Permits.	37
3.24	Absence of Certain Business Practices.	37
3.25	Litigation.	38
3.26	Personnel Matters.	38
3.27	Labor Matters.	40
3.28	ERISA.	41
3.29	Tax Matters.	44
3.30	Insurance.	46
3.31	Bank Accounts.	46
3.32	Powers of Attorney.	46
3.33	No Broker.	47
3.34	Security Clearances.	47
3.35	No Unusual Transactions.	47
3.36	Full Disclosure.	49

ARTICLE IV Representations and Warranties of FAAC		50
4.1	Organization and Power.	50
4.2	Authorization and Enforceability.	50
4.3	No Violation.	50
4.4	Consents.	51
4.5	Authorization of Stock Consideration.	51
4.6	Capitalization.	51
4.7	Public Disclosure Documents.	52
4.8	Litigation.	52
4.9	Brokers.	52
4.10	Full Disclosure.	52
ARTICLE V Covenants		53
5.1	Conduct of the Companies.	53
5.2	Access to Information Prior to the Closing; Confidentiality.	53
5.3	Best Efforts.	53
5.4	Consents.	54
5.5	Access to Books and Records Following the Closing.	54
5.6	Members’ Post-Closing Confidentiality Obligation.	54
5.7	Expenses.	55
5.8	Certain Closing Payments.	55
5.9	No Solicitation of Competitive Transactions.	56
5.10	Personnel.	57
5.11	Certain Tax Matters.	57
5.12	Public Announcements.	60

5.13	Communications with Customers and Suppliers.	60
5.14	Evergreen Agreement.	60
5.15	Covenants Regarding Management of FAAC.	61
5.16	Welfare Plans	61
5.17	Cooperation in Connection with Proxy Materials.	62
5.18	Continuing Related Party Transactions.	62
5.19	Update of Disclosure Schedules.	63
5.20	Threatened Litigation.	64
ARTICLE VI Deliveries by All Parties at Closing		64
6.1	Conditions to All Parties Obligations.	64
6.2	Conditions to the Members Obligations.	65
6.3	Conditions to FAAC’s Obligations.	65
ARTICLE VII Deliveries by Members and the Companies at Closing		67
7.1	Members’ and the Companies’ Closing Certificate.	67
7.2	Consents.	67
7.3	Estimated Closing Balance Sheet.	68
7.4	Resignations of Directors and Officers.	68
7.5	Termination of Credit Facility/Facilities.	68
7.6	Release of Liens.	68
7.7	Phantom Membership Interest Releases.	68
7.8	Comfort Letters.	68
7.9	Evergreen Release.	68
7.10	Senior Executive Employment Agreements.	68
7.11	Key Employee Employment Agreements.	68

7.12	Stock Consideration Documents.	69
7.13	Voting Agreement.	69
7.14	Escrow Agreements.	69
7.15	Related Party Termination Agreements.	69
7.16	New VTC Lease and VTC Lease Appraisal.	69
7.17	Further Instruments.	69
ARTICLE VIII Deliveries by FAAC at Closing		69
8.1	Officer’s Certificate.	69
8.2	Closing Consideration and Escrow Deposits.	70
8.3	Stock Consideration Documents.	70
8.4	Senior Executive Employment Agreement.	70
8.5	Key Employee Employment Agreements.	70
8.6	Management of FAAC.	70
8.7	Escrow Agreements.	70
8.8	Employee Stock Grants.	70
8.9	Further Instruments.	70
ARTICLE IX Survival and Indemnification		71
9.1	Survival of Representations and Warranties.	71
9.2	Indemnification.	71
9.3	General Indemnity Escrow Account.	76
9.4	Effect of Investigation.	77
ARTICLE X Termination		77
10.1	Termination.	77
10.2	Procedure and Effect of Termination.	77

ARTICLE XI Miscellaneous		78
11.1	Further Assurances.	78
11.2	Notices.	78
11.3	Governing Law.	79
11.4	Entire Agreement.	79
11.5	Severability.	80
11.6	Amendment.	80
11.7	Effect of Waiver or Consent.	80
11.8	Rights and Remedies Cumulative.	80
11.9	Parties in Interest; Limitation on Rights of Others.	80
11.10	Assignability.	81
11.11	Dispute Resolution and Arbitration.	81
11.12	Jurisdiction; Court Proceedings; Waiver of Jury Trial.	82
11.13	No Other Duties.	83
11.14	Reliance on Counsel and Other Advisors.	83
11.15	Waiver of Rights Against Company’s Trust Fund.	83
11.16	Counterparts.	83

SCHEDULES

Schedule	Title
1.1	Bonds
3.1(b)	Jurisdictions where each of the Companies is qualified or licensed to do business; good standing
3.4(a)	Consents
3.5(c)	Undisclosed Liabilities
3.5(e)	Letters of Credit and Guarantees
3.5(f)	Contingent or Deferred Acquisition Expenses or Payments
3.6	Interest of Affiliates and Members in Property or Contracts of the Companies
3.9(a)	Cooperative Business Arrangements
3.9(b)	Letters of Intent and Non-Competition Agreements
3.9(c)	Non-Disclosure Arrangements
3.10(a)	Owners of Equity Interests of the Companies
3.13	Assets-In General
3.14	Real Property Interests
3.15(a)	Personal Property, owned or leased
3.15(b)	UCC Financing Statements
3.16(a)	Commercial Software and Intellectual Property Rights
3.16(b)	Intellectual Property Rights used by, but not owned by the Companies
3.16(c)	Rights of other Persons to Intellectual Property Rights or Intellectual Property
3.16(d)	No Infringement
3.16(f)	Government Data and Software Rights
3.17(a)	List of Scheduled Contracts
3.17(b)	Status of Scheduled Contracts

3.17(c)	List and Status of Bids, Proposals or Quotations
3.18(b)	List of Government Contracts and Government Subcontracts
3.18(c)	List of Bids
3.18(d)	List of Teaming Agreements
3.18(e)	List of Company Subcontracts
3.18(f)	List of Marketing Agreements
3.18(g)	Status of Government Contracts, Subcontracts and Bids
3.18(i)	Audits
3.18(j)	Financing Arrangements
3.18(k)	Protests
3.18(l)	Claims
3.18(m)	Multiple Award Schedules
3.18(n)	Government Furnished Property
3.18(o)	Former Government Officials
3.18(p)	Ethics Policy
3.18(q)	Timekeeping Policy
3.20	Backlog
3.23(a)	Permits
3.25(a)	Litigation Pending or Threatened
3.25(b)	Claims
3.25(c)	Indemnification Obligations
3.26(a)	List and Positions of Personnel
3.26(b)	Phantom Membership Interest Payments
3.26(d)	Personnel Policies and Manuals

3.26(e)	Personnel Agreements
3.26(f)	Discontinuation of Employment
3.26(h)	Leased Employees/Independent Contractors
3.28(b)	List of Plans
3.28(g)	Filings
3.28(j)	Time of Vesting or Payment
3.28(l)	Compliance
3.28(m)	Self Insured Plans
3.29	Tax Matters
3.30(a)	Insurance Policies
3.30(b)	Insurance Claims
3.31	Bank Accounts
3.34	Facility Clearances
3.35	No Unusual Transactions

EXHIBITS

A	Financial Statements
B	Form Convertible Promissory Note
C	Acquisition Agreement
D	Registration Rights Agreement
E	Lock Up Agreement
F	Restricted Stock Plan
G	Restricted Stock Agreement
H-1	Balance Sheet Escrow Agreement
H-2	General Indemnity Escrow Agreement
I	Phantom Membership Interest Release
J	Evergreen Acquisition Agreement
K1	Rosato Employment Agreement
K-2	Gallagher Employment Agreement
L	Key Employee Employment Agreement
M	Voting Agreement
N	Members/Companies Closing Certificate
O	FAAC Closing Certificate

SECOND AMENDED AND RESTATED

MEMBERSHIP INTEREST PURCHASE AGREEMENT

SECOND AMENDED AND RESTATED MEMBERSHIP INTEREST PURCHASE AGREEMENT (“Agreement”), dated July 31, 2006 (the “Effective Date”), by and among (i) Fortress America Acquisition Corporation, a Delaware corporation (“FAAC”); (ii) VTC, L.L.C., a Maryland limited liability company (“VTC”); (iii) Vortech, LLC, a Maryland limited liability company (“Vortech”); Thomas P. Rosato and Gerard J. Gallagher (who together own all of the outstanding membership interests of both VTC and Vortech (each a “Member” and jointly the “Members”)); and (iv) Thomas P. Rosato in his capacity as the “Members’ Representative” (as defined in Section 2.6(a)).

RECITALS:

R-1. The Members are the holders and owners of all of the issued and outstanding “Equity Interests” (as hereinafter defined) of each VTC and Vortech (the “Membership Interests”).

R-2. By the terms of a Membership Interest Purchase Agreement dated June 5, 2006, as amended by an Amended and Restated Membership Interest Purchase Agreement dated June 26, 2006 (jointly the “Existing Agreement”), FAAC agreed to purchase from the Members and the Members agreed to sell to FAAC the Membership Interests for certain consideration described therein.

R-3. Under the terms of the Existing Agreement: (i) pursuant to Section 2.2(d)(iv) of the Existing Agreement, 500,000 of the FAAC common shares payable to each of the Members are to be held in a “Lock Up Escrow Agreement” and subject to forfeiture if employment of the applicable member is terminated for various reasons prior to July 13, 2008; and (ii) pursuant to Section 2.2(e) of the Existing Agreement each of the Members is entitled to certain “Earn Out Consideration” as more particularly described therein.

R-4. FAAC and the Members have agreed to modify the Existing Purchase Agreement (i) to delete Section 2.2(d)(iv) of the Existing Agreement in its entirety; (ii) to delete Section 2.2(e) of the Existing agreement in its and entirety (and to amend the Employment Agreements of each of the Members to incorporate the right to FAAC common shares in the event certain price thresholds are met); and (iii) to make certain other modifications.

R-5. The parties hereto wish to amend and restate the Existing Purchase Agreement to reflect the deletion of Sections 2.2(d)(iv) and 2.2(e).

R-6. On or before the Effective Date and the “Closing Date” (as hereinafter defined), FAAC intends to change its name to “Fortress International Group, Inc.”

NOW THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained in this Agreement, and intending to be legally bound hereby, the parties hereby amend and restate the Initial Purchase Agreement in its entirety:

ARTICLE I

Definitions and Rules of Construction

1.1 Definitions.

As used in this Agreement, the following terms shall have the meanings as set forth below:

“Acquired Business” means the collective operations and business activities of the Companies as conducted and existing as of the Closing Date.

“Acquisition Agreement” has the meaning set forth in Section 2.2(d).

“Acquisition Proposal” has the meaning set forth in Section 5.9(a).

“Active” has the meaning set forth in Section 3.18(a).

“Adjusted Closing Net Working Capital” has the meaning set forth in Section 2.4(b).

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

“Agreement” has the meaning set forth in the Preamble.

“Acquisition Agreement” has the meaning set forth in Section 2.2(d).

“Acquisition Proposal” has the meaning set forth in Section 5.8.

“Assumed Debt” has the meaning set forth in Section 2.2(c).

“Audited Financial Statements” means collectively the audited consolidated balance sheets and statements of income, changes in shareholders’ equity, and cash flow together with accompanying notes of the Companies as of December 31, 2003 and December 31, 2004 together with the December 31, 2005 Financial Statements.

“Auditor” has the meaning set forth in Section 2.5.

“Average Share Value” shall mean Five and 46/100 Dollars ($5.46) per share which the undersigned agree was the average closing price of a share of FAAC common stock on the Nasdaq OTC market for the twenty (20) consecutive trading days prior to public announcement by FAAC of the contemplated purchase of the Membership Interests pursuant to this Agreement (June 5, 2006).

“Balance Sheet Escrow Account” has the meaning set forth in Section 2.3.

“Balance Sheet Escrow Agreement” has the meaning set forth in Section 2.3.

“Balance Sheet Escrow Property” has the meaning set forth in Section 2.3.

“Balance Sheet Escrow Shares” has the meaning set forth in Section 2.3.

“Base Net Working Capital Amount” means One Million Dollars ($1,000,000).

“Benefit Arrangement” has the meaning set forth in Section 3.28(a).

“Bid” has the meaning set forth in Section 3.18(a).

“Bonus Pool” has the meaning set forth in Section 3.26(b).

“Business Day” shall mean any day other than a Saturday, Sunday, or any Federal holiday. If any period expires on a day that is not a Business Day or any event or condition is required by the terms of this Agreement to occur or be fulfilled on a day that is not a Business Day, such period shall expire or such event or condition shall occur or be fulfilled, as the case may be, on the next succeeding Business Day.

“Cash Consideration” has the meaning set forth in Section 2.4.

“Claimant” has the meaning set forth in Section 11.11(a).

“Claims” means jointly all Third-Party Claims and Direct Claims.

“Closing” has the meaning set forth in Section 2.1.

“Closing Balance Sheet” has the meaning set forth in Section 2.4(d).

“Closing Date” has the meaning set forth in Section 2.1.

“Closing Net Working Capital” has the meaning set forth in Section 2.4(b).

“COC” has the meaning set forth in Section 3.18(m).

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or corresponding provisions of subsequent superseding federal revenue Laws.

“Commercial Software” means commercially available Software licensed pursuant to a standard license agreement with a value of more than $1,000 and excluding any software, as to which a license is implied by sale of a product.

“Companies” means Vortech and VTC together and “Company” refers to either of them.

“Companies’ Information” has the meaning set forth in Section 5.17.

“Company Subcontract” has the meaning set forth in Section 3.18(a).

“Confidentiality Agreement” has the meaning set forth in Section 5.2.

“Consultant” means all persons who (i) are or have been engaged as consultants by either of the Companies or (ii) otherwise provide services to either of the Companies under a contractual arrangement.

“Contemplated Transactions” means the transactions contemplated by this Agreement and the other Transaction Documents.

“Continuing Related Party Transactions” has the meaning set forth in Section 3.6.

“Convertible Promissory Note” and “Convertible Promissory Notes” have the meanings set forth in Section 2.2(b).

“Copyrights” means all United States and foreign copyright registrations and applications therefor.

“Damages” has the meaning set forth in Section 2.6(b).

“December 2005 Balance Sheet” means the audited consolidated balance sheets of the Companies as of December 31, 2005 included in the December 2005 Financial Statements.

“December 2005 Financial Statements” means the audited consolidated balance sheets and statements of income, changes in shareholders’ equity, and cash flow together with accompanying notes of the Companies as of December 31, 2005, a copy of which is included in the Financial Statements attached as Exhibit A.

“Direct Claim” and “Direct Claims” mean any claim or claims (other than Third Party Claims) by an Indemnified Party against an Indemnifying Party for which the Indemnified Party may seek indemnification under this Agreement.

“Direct Claim Notice” has the meaning set forth in Section 9.2(d).

“Direct Claim Notice Period” has the meaning set forth in Section 9.2(d).

“Disclosure Schedules” has the meaning set forth in the definition of “Schedule.”

“Disclosure Schedule Update Losses” means Losses that may be sustained, suffered or incurred by FAAC Indemnitees and that are related to facts and circumstances reflected in the Updated Disclosure Schedules, but not in the Disclosure Schedules dated as of the date of this Agreement.

“Dispute Notice” has the meaning set forth in Section 11.11(a).

“D&O Indemnification Claims” means actions, suits, claims trials, written demands, arbitrations, proceedings and actions relating to indemnification under or with respect to indemnification provisions in the Companies Articles of Organization or Operating Agreements (collectively, the “D&O Indemnification Claims”)

“Effective Date” has the meaning set forth in the Preamble.

“Employee Bonuses” has the meaning set forth in Section 3.26(b).

“Employee Stock Grants” and “Employee Stock Grant” have the meanings set forth in Section 2.2(g).

“Entity” means any general partnership, limited partnership, limited liability partnership, limited liability company, corporation, joint venture, trust, business trust, cooperative, association, foreign trust or foreign business organization.

“Environmental Laws” means any and all Federal, state, local and foreign statutes, laws (including case or common law), regulations, ordinances, rules, judgments, orders, decrees, codes, injunctions, permits, concessions, grants, franchises, licenses, or agreements relating to human health, the environment or omissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, facilities, structures, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the investigation, clean-up or other remediation thereof. Without limiting the generality of the foregoing, “Environmental Laws” include: (a) the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq., as amended; (b) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 26 U.S.C. § 4611 and 42 U.S.C. § 9601 et seq., as amended; (c) the Superfund Amendment and Reauthorization Act of 1984, as amended; (d) the Clean Air Act, 42 U.S.C. § 7401 et seq., as amended; (e) the Clean Water Act, 33 U.S.C. 5 1251 et seq.; (f) the Safe Drinking Water Act, 42 U.S.C. § 300f et seq.; and (g) the Occupational Safety and Health Act of 1976, 29 U.S.C.A. § 651, as amended, and all rules and regulations promulgated thereunder.

“Environmental Liabilities” means all liabilities, whether vested or unvested, fixed or unfixed, actual or potential, that arise under or relate to Environmental Laws, as applied to the facilities and business of the Companies, including, without limitation: (i) the investigation, clean-up or remediation of contamination or environmental degradation or damage caused by or arising from the generation, use handling, treatment, storage, transportation, disposal, discharge, release or emission of Hazardous Substances; (ii) personal injury, wrongful death or property damage claims; or (iii) claims for natural resource damages.

“Equity Interest” of any Person means any and all shares, rights to purchase, warrants or options (whether or not currently exercisable), participations or other equivalents of or interests in (however designated) the equity (including without limitation common stock, preferred stock and limited liability company, partnership and joint venture interests) of such Person.

“ERISA” has the meaning set forth in Section 3.28(a).

“ERISA Affiliate” has the meaning set forth in Section 3.28(a).

“Escrow Account” and “Escrow Accounts” have the meanings referred to in Section 2.3.

“Escrow Agent” means and refers to SunTrust Bank.

“Escrow Agreements” has the meaning set forth in Section 2.3.

“Escrow Deposits” has the meaning set forth in Section 2.3.

“Escrowed Property” has the meaning set forth in Section 2.3.

“Estimated Closing Balance Sheet” has the meaning set forth in Section 2.4(b).

“Estimated Closing Cash Purchase Price” has the meaning set forth in Section 2.4(a).

“Evergreen” has the meaning set forth in Section 3.33.

“Evergreen Agreement” has the meaning set forth in Section 3.33.

“Evergreen Fees” has the meaning set forth in Section 5.14.

“Evergreen Release” has the meaning set forth in Section 5.14.

“Evergreen Stock Payment” has the meaning set forth in Section 5.8.

“Evergreen Stock Payment Amount” has the meaning set forth in Section 5.8.

“Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

“Executive Employment Agreements” has the meaning set forth in Section 5.10.

“Existing Purchase Agreement” has the meaning set forth in Recital R-2.

“FAAC” refers to Fortress America Acquisition Corporation, a Delaware corporation.

“FAAC Indemnitees” has the meaning set forth in Section 9.2(b)(i).

“FAAC Securities” has the meaning set forth in Section 4.6.

“Financial Statements” means collectively (i) the Audited Financial Statements and (ii) the Interim Financial Statements, copies of all of which are attached hereto as Exhibit A.

“Financing Statements” has the meaning set forth in Section 3.15(b).

“Forfeited Shares” has the meaning set forth in Section 2.2(g).

“Form 5500” means the Internal Revenue Service Form 5500 Annual Return/ Report of Employee Benefit Plan.

“GAAP” means generally accepted accounting principles as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession in the United States.

“Gallagher” refers to Gerard J. Gallagher.

“General Indemnity Escrow” means the escrow established under the General Indemnity Escrow Agreement to hold the General Indemnity Escrow Property.

“General Indemnity Escrow Account” has the meaning set forth in Section 2.3.

“General Indemnity Escrow Agreement” has the meaning set forth in Section 2.3.

“General Indemnity Escrow Property” has the meaning set forth in Section 2.3.

“General Indemnity Escrow Shares” has the meaning set forth in Section 2.3.

“Governmental Authority” means any nation or government, any foreign or domestic Federal, state, county, municipal or other political instrumentality or subdivision thereof and any foreign or domestic entity or body exercising executive, legislative, judicial, regulatory, administrative or taxing functions of or pertaining to government.

“Government Contract” has the meaning set forth in Section 3.18(a).

“Government Contractor” means a prime contractor or subcontractor to a contract or subcontract, at any tier, as applicable, issued by a Governmental Authority.

“Government-Furnished Property” has the meaning set forth in Section 3.18(n).

“Government Subcontract” has the meaning set forth in Section 3.18(a).

“Hazardous Substances” means any substance that is toxic, ignitable, reactive, corrosive, radioactive, caustic, or regulated as a hazardous substance, contaminant, toxic substance, toxic pollutant, hazardous waste, special waste, or pollutant, including, without limitation, petroleum, its derivatives, by-products and other hydrocarbons, poly-chlorinated bi-phenyls and asbestos regulated under, or that is the subject of, applicable Environmental Laws.

“Indebtedness” means (a) indebtedness of either of the Companies for borrowed money (including, without limitation, any pre-payment penalties and costs associated with pre-payment of such indebtedness) but excluding the Assumed Debt; (b) obligations of either of the Companies evidenced by bonds (all of which performance bonds are shown on Schedule 1.1 of the Disclosure Schedules), notes, debentures, bankers acceptances or similar instruments; (c) obligations of either of the Companies under installment sales, conditional sale, title retention or similar agreements or arrangements creating an obligation with respect to the deferred purchase price of property or services (other than customary trade credit); (d) obligations of either of the Companies secured by a Lien on any property; and (e) guarantees by either of the Companies in respect of Indebtedness.

“Indemnified Party” means and refers to a party that has the right under ARTICLE IX to seek indemnification from an Indemnifying Party.

“Indemnifying Party” means and refers to a party that has the obligation under ARTICLE IX to indemnify an Indemnified Party.

“Intellectual Property” means Software and Technology.

“Intellectual Property Rights” means rights that exist under Laws respecting Copyrights, Patents, Trademarks and Trade Secrets.

“Interim Financial Statements” means the internally prepared unaudited consolidated interim balance sheets and related interim consolidated statements of operations, changes in Members equity and cash flows of the Companies for the period January 1, 2006 through March 31, 2006, a copy of which is included as part of the Financial Statements attached as Exhibit A hereto.

“IRS” means and refers to the Internal Revenue Service.

“Key Employee Employment Agreements” has the meaning set forth in Section 5.10(c).

“Key Employees” has the meaning set forth in Section 5.10(a).

“Knowledge of the Companies” means the actual knowledge of each of Rosato and Gallagher.

“Knowledge of FAAC” means the actual knowledge of Harvey L. Weiss or C. Thomas McMillen.

“Laws” means (a) all constitutions, treaties, laws, statutes, codes, regulations, ordinances, orders, decrees, rules, or other requirements with similar effect of any Governmental Authority, (b) all judgments, orders, writs, injunctions, decisions, rulings, decrees and awards of any Governmental Authority, and (c) all provisions of the foregoing, in each case binding on or affecting the Person referred to in the context in which such word is used; “Law” means any one of them and the words “Laws” and “Law” include Environmental Laws.

“Lien” means any lien, statutory or otherwise, security interest, mortgage, deed of trust, priority, pledge, charge, conditional sale, title retention agreement, financing lease or other encumbrance or similar right of others, or any agreement to give any of the foregoing.

“Lock Up Agreement” has the meaning set forth in Section 2.2(d)(iv).

“Lock Up Termination Date” means July 13, 2008.

“Losses” has the meaning set forth in Section 9.2(a)(i).

“Material Adverse Effect” means any change, event or effect that is, or would reasonably be expected to be, materially adverse to (i) the business, assets (whether tangible or intangible), liabilities, financial condition, operations, results of operations or prospects of the Companies, or (ii) the Companies’ ability to consummate the transactions contemplated by this Agreement, except, in each case, any change, event or effect directly resulting from (A) decreases in working capital substantially consistent with the Companies’ internal projections; (B) any adverse conditions, occurring after the date hereof, affecting the Companies industries as a whole or the U.S. or world economies as a whole, that do not disproportionately affect the Companies; or (C) taking any action required by this Agreement.

“Material Negotiations” has the meaning set forth in Section 5.9(b).

“Members” and “Member” have the meanings referred to in the Preamble.

“Members Indemnitees” has the meaning set forth in Section 9.2(a).

“Membership Interests” means all of the issued and outstanding Equity Interests of the Companies, all of which are owned by the Members.

“Members’ Proportionate Interests” means each of the Members’ proportionate interest relative to the other Members, as determined by the number of Membership Interests held by each Member on the Closing Date over the total number of Membership Interests held by the Members in each Company as of the Closing Date. Each of the Members owns fifty percent (50%) of each Company and accordingly each member has an aggregate fifty percent (50%) interest in the Companies.

“Members’ Representative” has the meaning set forth in Section 2.6.

“Members’ Transaction Costs” has the meaning set forth in Section 5.7.

“Non-Key Employees” has the meaning set forth in Section 5.10(a).

“New VTC Lease” has the meaning set forth in Section 5.18.

“Participating Employees” has the meaning set forth in Section 2.2(g).

“Patents” means issued patents, including United States and foreign patents and applications therefor; divisions, reissues, continuations, continuations-in-part, reexaminations, renewals and extensions of any of the foregoing; and utility models and utility model applications.

“Pension Plan” has the meaning set forth in Section 3.28(a).

“Permits” has the meaning set forth in Section 3.23(a).

“Person” means any individual, person, Entity, or Governmental Authority, and the heirs, executors, administrators, legal representatives, successors and assigns of the “Person” when the context so permits.

“Personal Property” has the meaning set forth in Section 3.15(a).

“Personnel” has the meaning set forth in Section 3.26(a).

“Phantom Membership Interest Plan” has the meaning set forth in Section 3.26(b).

“Phantom Membership Interest Release” has the meaning set forth in Section 3.26(b).

“Plan” has the meaning set forth in Section 3.28(a).

“Post-Closing Tax Period” has the meaning set forth in Section 5.11(c)(ii)(A).

“Pre-Closing Tax Period” has the meaning set forth in Section 5.11(c)(i).

“Prior Period Returns” has the meaning set forth in Section 5.11(b).

“Proposals” has the meaning set forth in Section 3.17(c).

“Proposed Closing Balance Sheet” has the meaning set forth in Section 2.4(d).

“Proposed Transaction” has the meaning set forth in Section 5.9(b).

“Proxy Materials” has the meaning set forth in Section 5.17.

“Public Disclosure Documents” has the meaning set forth in Section 4.7(a).

“Purchase Consideration” has the meaning set forth in Section 2.2.

“Real Property Interests” has the meaning set forth in Section 3.14.

“Registration Rights Agreement” has the meaning set forth in Section 2.2(b)(vi).

“Related Party Termination Agreements” has the meaning set forth in Section 6.3(q).

“Related Party Transactions” and “Related Party Transaction” have the meanings set forth in Section 3.6.

“Respondent” has the meaning set forth in Section 11.11(a).

“Representative” has the meaning set forth in Section 5.9(a).

“Rosato” refers to Thomas P. Rosato.

“SBIR” has the meaning set forth in Section 3.18(g).

“Schedule” as used in this Agreement together with a numerical designation, means a schedule contained in the Disclosure Schedules of even date herewith delivered by the Companies and/or the Members in connection with the execution and delivery of this Agreement (the “Disclosure Schedules”).

“Scheduled Contracts” has the meaning set forth in Section 3.17(a).

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules promulgated thereunder.

“Self Insured Plan” and “Self Insured Plans” have the meaning set forth in Section 3.28(m).

“Senior Executives” has the meaning set forth in Section 5.10(a).

“Senior Executive Employment Agreements” has the meaning set forth in Section 5.10(b).

“Signia Threatened Litigation” has the meaning set forth in Section 5.20.

“Software” means the manifestation, in tangible or physical form, including, but not limited to, in magnetic media, firmware, and documentation, of computer programs and databases, such computer programs and databases to include, but not limited to, management information systems, and personal computer programs. The tangible manifestation of such programs may be in the form of, among other things, source code, flow diagrams, listings, object code, and microcode. Software does not include any Technology.

“State Government” has the meaning set forth in Section 3.18(a).

“Stock Consideration” has the meaning set forth in Section 2.2(d).

“Stock Consideration Amount” has the meaning set forth in Section 2.2(d).

“Stock Grant Documents” has the meaning set forth in Section 2.2(g).

“Stock Grant Shares” has the meaning set forth in Section 2.2(g).

“Stock Grant Shares Value” has the meaning set forth in Section 2.2(d).

“Straddle Period” and “Straddle Periods” have the meanings set forth in Section 5.11(c)(i).

“Subcontract” has the meaning set forth in Section 3.18(a)(iv).

“Subsidiary” means and refers to any corporation, association or other business entity of which more than fifty (50) percent of the issued and outstanding shares of capital stock or equity interests is owned or controlled, directly or indirectly, by either of the Companies, or FAAC, as the case may be, and in which either of the Companies or FAAC, as the case may be, has the power, directly or indirectly, to elect a majority of the directors.

“Survival Date” has the meaning set forth in Section 9.1.

“Surviving Representations” has the meaning set forth in Section 9.1.

“Tax” or “Taxes has the meaning set forth in Section 3.29(d).

“Tax Return” and “Tax Returns” has the meaning set forth in Section 3.29(d).

“Taxing Authority” means any government or any subdivision, agency, commission or authority thereof, or any quasi-governmental or private body having jurisdiction over the assessment, determination, collection or other imposition of Taxes.

“Teaming Agreement” has the meaning set forth in Section 3.18(a).

“Technology” means all types of technical information and data, whether or not reduced to tangible or physical form, including, but not limited to: know-how; product definitions and designs; research and development, engineering, manufacturing, process, test, quality control, procurement, and service specifications, procedures, standards, and reports; blueprints; drawings; materials specifications, procedures, standards, and lists; catalogs; technical information and data relating to marketing and sales activity; and formulae. Technology does not include any Software.

“Terminated at Closing Related Party Transactions” has the meaning set forth in Section 3.6.

“Third-Party Claims” means a claim made by an Indemnified Party against an Indemnifying Party in connection with any third party litigation, arbitration, action, suit, proceeding, claim or demand made upon the Indemnified Party for which the Indemnified Party may seek indemnification from the Indemnifying Party under the terms of this Agreement.

“Trademarks” means all United States and foreign trademark and service mark registrations and applications therefor.

“Trade Secrets” means information in any form that is considered to be proprietary information by the owner, is maintained on a confidential or secret basis by the owner, and is not generally known to other parties.

“Transaction Documents” has the meaning set forth in Section 3.2.

“Uncapped Non-Threshold Indemnifications” has the meaning set forth in Section 9.2(f).

“Updated Disclosure Schedules” has the meaning set forth in Section 5.19.

“U.S. Government” has the meaning set forth in Section 3.17(a).

“VEBA” has the meaning set forth in Section 3.28(d).

“Vortech” refers to Vortech, LLC, a Maryland limited liability company.

“VTC” refers to VTC, L.L.C., a Maryland limited liability company.

“VTC Lease Appraisal” has the meaning set forth in Section 5.18.

“VTC Lease Commitment” has the meaning set forth in Section 5.18.

“Welfare Plan” has the meaning set forth in Section 3.28(a).

1.2 Rules of Construction.

Unless the context otherwise requires:

(a) A capitalized term has the meaning assigned to it;

(b) An accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

(c) References in the singular or to “him,” “her,” “it,” “itself,” or other like references, and references in the plural or the feminine or masculine reference, as the case may be, shall also, when the context so requires, be deemed to include the plural or singular, or the masculine or feminine reference, as the case may be;

(d) References to Articles, Sections and Exhibits shall refer to articles, sections and exhibits of this Agreement, unless otherwise specified;

(e) The headings in this Agreement are for convenience and identification only and are not intended to describe, interpret, define or limit the scope, extent, or intent of this Agreement or any provision thereof;

(f) This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party that drafted and caused this Agreement to be drafted;

(g) References to “best efforts” in this Agreement shall require commercially reasonable best efforts, and not commercially unreasonable expenditures of money, time or other resources; and

(h) A monetary figure given in United States dollars shall be deemed to refer to the equivalent amount of foreign currency when used in a context that refers to or includes operations conducted principally outside of the United States.

ARTICLE II

Closing; Purchase Price; Adjustments; Escrow

2.1 Closing.

The closing (the “Closing”) of the Contemplated Transactions shall take place at the offices of Squire, Sanders & Dempsey L.L.P., 8000 Towers Crescent Drive, Tysons Corner, Virginia 22182-2700, at 10:00 A.M. local time on the third (3rd) Business Day after the conditions and deliveries referred to in ARTICLES VI, VII and VIII have been satisfied, or at such other time, date and place that shall be mutually agreed upon by the parties hereto (the “Closing Date”). At the Closing, each of the Members shall sell, transfer, convey or assign and deliver to FAAC, and FAAC shall purchase, acquire and accept from the Members, the Membership Interests, free and clear of any and all Liens or rights of any third party (and each of the Members shall thereafter cease to have any rights or interests as a member of either of the Companies other than any rights granted to the Members pursuant to the terms of this Agreement and the other Transaction Documents) and FAAC shall (a) deliver to the Members’ Representative on behalf of the Members the Purchase Consideration pursuant to Section 2.2 and (b) grant to certain of the Companies’ employees the Employee Stock Grants pursuant to Section 2.2 below.

2.2 Purchase Consideration; Employee Payments and Stock Grants.

As payment in full for all of the Membership Interests, FAAC shall pay to the Members’ Representative at Closing the “Purchase Consideration” that shall consist of (a) the “Cash Consideration”; (b) the “Convertible Promissory Note”; (c) the “Assumed Debt”; and (d) the “Stock Consideration.” Rosato and Gallagher hereby agree that it is their intention that notwithstanding that each of them owns fifty percent (50%) of the Membership Interests the wish to allocate the Purchase Consideration such that the Purchase Consideration is allocated as follows.

	Cash*	Stock**
		General Indemnity Escrow	Balance Sheet
Rosato	$4,400,000	1,492,490	43,956
Gallagher	$6,600,000	994,994	29,304
	$11,000,000	2,487,484	73,260

*  Subject to adjustment pursuant to Section 2.4.
**  Subject to adjustment for Assumed Debt.

(a) Cash Consideration. At the Closing cash in the amount of the Cash Consideration shall be paid by wire transfer of immediately available funds to an account or accounts designated by the Members’ Representative. The Members’ Representative shall be responsible for directing the distribution of the Cash Consideration to the Members (60% to Gallagher and 40% to Rosato) and FAAC shall be entitled to fully rely on such directions.

(b) Convertible Promissory Note. Ten Million Dollars ($10,000,000) of the Purchase Consideration shall be evidenced by and payable under the terms of two (2) Convertible Notes, each in the amount of Five Million Dollars ($5,000,000) one payable to Rosato and the other to Gallagher in the form attached hereto as Exhibit B (each a “Convertible Promissory Note” and collectively the “Convertible Promissory Notes”).

(c) Assumed Debt. Up to One Hundred Sixty One Thousand Dollars ($161,000) of the Purchase Consideration may be paid and evidenced by long term debt of the Companies that (i) is assumable by FAAC and (ii) FAAC agrees, in writing, to assume on or before the Closing Date (the “Assumed Debt”).

(d) Stock Consideration. Subject to Sections 2.3 and 5.8 a portion of the Purchase Consideration equal to Seventeen Million Five Hundred Thousand Dollars ($17,500,000) and which the parties hereto agree less (1) the amount of the Assumed Debt and (2) the value (the “Stock Grant Shares Value”) of Stock Grant Shares, as determined pursuant to Section 2.2(d)(i) below (the “Stock Consideration Amount”) shall be paid in the form of FAAC’s common stock (“Stock Consideration”).

(i) Stock Grant Shares Value. The Stock Grant Shares Value shall be determined by multiplying the number of Stock Grant Shares (576,559 shares) by the Average Share Value.

(ii) FAAC Shares Constituting Stock Consideration. The number of FAAC shares of common stock to be issued as Stock Consideration shall be determined on the Closing Date by dividing the Stock Consideration Amount by the Average Share Value.

(iii) Delivery of Stock Certificates. At the Closing stock certificates evidencing the Stock Consideration shall be delivered by FAAC as follows: (A) pursuant to Section 2.3 stock certificates for (1) the Balance Sheet Escrow Shares and (2) the General Indemnity Escrow Shares shall be delivered to the Escrow Agent; and (B) pursuant to Section 5.8(c) below, 33,913 shares of FAAC common stock otherwise deliverable to Rosato and 33,912 shares of FAAC common stock otherwise deliverable to Gallagher shall be delivered by FAAC, on Rosato’s and Gallagher’s behalf, to Evergreen (or other recipients identified by Evergreen).

(iv) Acquisition Agreement; Registration Rights Agreement and Lock Up Agreement. At the Closing, each Member and FAAC will execute and deliver (A) an Acquisition Agreement in the form attached hereto as Exhibit C (the “Acquisition Agreement”); (B) a Registration Rights Agreement in the form attached hereto as Exhibit D (the “Registration Rights Agreement”); and (C) a Lock Up Agreement in the form attached hereto as Exhibit E (the “Lock Up Agreement”) under the terms of which all of the Stock Consideration is subject to various restrictions described therein until the Lock Up Termination Date).

(e) Fractional and Restricted Shares.

(i)  Fractional Shares. If the calculation of the number of shares of FAAC common stock to be received as Stock Consideration pursuant to Section 2.2(d) would result in the issuance of fractional shares, then the number of shares of FAAC common stock that the Members would otherwise receive as Stock Consideration shall be rounded down to the nearest whole number of shares (which shall be the Stock Consideration payable to the Member(s) and the Member(s) shall receive as cash the amount attributable to the fractional interest.

(ii) Restricted Shares. The shares of FAAC’s common stock to be issued pursuant to this Agreement as Stock Consideration (A) have not been, and will not be at the time of issuance, registered under the Securities Act, and will be issued in a transaction that is exempt from the registration requirements of the Securities Act and (B) will be “restricted securities” under the federal securities laws and cannot be offered or resold except pursuant to registration under the Securities Act or an available exemption from registration. All certificates evidencing the Stock Consideration shall bear, in addition to any other legends required under applicable securities laws, the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION.”

(f) Employees Stock Grants. As consideration for executing their respective Key Employment Agreements FAAC agrees to grant to certain employees to be designated by Rosato (the “Participating Employees”) restricted stock grants for 576,559 FAAC Common Shares (collectively the “Stock Grant Shares”) in such amounts as determined by Rosato (collectively the “Employee Stock Grants” and each an “Employee Stock Grant”). The Employee Stock Grants shall be made pursuant to a Stock Grant Plan and Stock Grant Agreement substantially in the form attached hereto as Exhibits F and G respectively (collectively the “Stock Grant Documents”) and under the terms of which the Stock Grant Shares granted thereunder are subject to forfeiture to FAAC for various reasons prior to the Lock Up Termination Date. If any Stock Grant Shares issued to Employee Participants under the Employee Stock Grants are forfeited to FAAC on or before the third (3rd) anniversary of the Closing Date (collectively the “Forfeited Shares”); FAAC shall cause shares of FAAC stock equal in number to the Forfeited Shares to be issued equally to Rosato and Gallagher within thirty (30) days after the effective date of the forfeiture as additional consideration for their respective Membership Interests. In connection with the issuance to Rosato or Gallagher prior to the end of the Lock Up Period, of any FAAC common shares pursuant to the previous sentence, Rosato and Gallagher will be required to execute and deliver a Lock Up Agreement for such shares.

2.3 Escrows. At the Closing, FAAC shall deposit with the Escrow Agent the following (collectively the “Escrow Deposits”): (1) 73,260 shares of FAAC common stock having an approximate value (as determined by the Average Share Value) equal to Four Hundred Thousand Dollars ($400,000 (collectively the “Balance Sheet Escrow Shares”)) to be held by the Escrow Agent in an escrow account (the “Balance Sheet Escrow Account”) pursuant to the terms of an escrow agreement substantially in the form of Exhibit H-1 (the “Balance Sheet Escrow Agreement”); and (2) 2,487,484 shares of FAAC stock having an approximate value (as determined by the Average Share Value) equal to Thirteen Million Five Hundred Eighty One Thousand Six Hundred Sixty Two ($13,581,662 collectively the “General Indemnity Escrow Shares”)) to be held by the Escrow Agent in an escrow account (the “General Indemnity Escrow Account”) pursuant to the terms of an escrow agreement substantially in the form of Exhibit H-2 (the “General Indemnity Escrow Agreement” and together with the Balance Sheet Escrow Agreement the “Escrow Agreements”). The escrow accounts set up by the Escrow Agent with respect to each of the Escrow Agreements are hereinafter individually referred to as an “Escrow Account” and collectively as the “Escrow Accounts.” The aggregate amount held in the Escrow Accounts by the Escrow Agent at any time and from time to time, together with any interest or appreciation thereon, shall be referred to as the “Escrowed Property” with that portion of the Escrowed Funds held from time to time in the Balance Sheet Escrow Account being hereinafter sometimes referred to as the “Balance Sheet Escrow Property” and that portion of the Escrowed Property held from time to time in the General Indemnity Escrow Account being hereinafter sometimes referred to as the “General Indemnity Escrow Property;”

(A) The Balance Sheet Escrow Property shall be released and delivered to FAAC or the Members’ Representative, as applicable, pursuant to Section 2.4(e).

(B) The General Indemnity Escrow Property shall be released and delivered to FAAC or the Members’ Representative, as applicable, pursuant to Section 9.3.

2.4 Cash Consideration and Net Working Capital Adjustments.

(a) Cash Consideration. The “Cash Consideration” shall be an amount equal to Eleven Million Dollars ($11,000,000) (the “Estimated Closing Cash Purchase Price”) as adjusted upward or downward pursuant to Sections 2.4(b) and (c) below.

(b) Estimated Closing Balance Sheet. Not less than two (2) Business Days prior to the Closing Date, the Members shall deliver to FAAC an estimated, unaudited consolidated balance sheet (the “Estimated Closing Balance Sheet”) of the Companies as of the Closing Date, together with all supporting documentation. The Estimated Closing Balance Sheet shall be prepared by Members, in accordance with GAAP and in a manner consistent with the December 2005 Balance Sheet except that the Estimated Closing Balance Sheet shall include a calculation of the “Adjusted Closing Net Working Capital” (hereinafter defined). For purposes of this Agreement, the terms “Adjusted Closing Net Working Capital” and “Closing Net Working Capital” shall have the following meanings.

(i) The term “Adjusted Closing Net Working Capital” shall mean the “Closing Net Working Capital” (as hereinafter defined and as adjusted pursuant to Section 2.4(d) below) of the Companies as shown on the Estimated Closing Balance Sheet as reduced to reflect: (A) the payment in full of any and all outstanding Indebtedness of the Companies (other than the Assumed Debt), repaid at or prior to Closing pursuant to Section 5.7; (B) the payment in full of any and all Members’ Transaction Costs paid, or repaid by FAAC after the Closing Date or incurred by the Companies and unreimbursed by the Members at or prior to the Closing pursuant to Section 5.7; (C) the payment of all sums due at Closing with respect to the Phantom Membership Interest Plan; (D) any portion of the Bonus Pool for which adequate reserves are not otherwise maintained; or (E) payments made to employees in connection with the Contemplated Transactions (other than normal compensation or payments with respect to the Phantom Membership Interest Plan).

(ii) The term “Closing Net Working Capital” shall mean the amount as of the Closing Date and as shown by the Closing Balance Sheet by which the Companies’ current assets (including without limitation unbilled receivables, security deposits and prepaid expenses and excluding all assets which, in the normal course of business, will not be converted to cash in one year and all intangible assets) exceed their current liabilities (excluding all liabilities, which in the normal course of business, will not be due in one year or less), as such terms are defined under GAAP consistently applied.

(c) Adjustments to Estimated Closing Cash Purchase Price. The Estimated Closing Cash Purchase Price will be adjusted (i) downwards on a dollar-for-dollar basis to the extent that the Adjusted Closing Net Working Capital, as shown on the Estimated Closing Balance Sheet, is below the Base Net Working Capital Amount and (ii) upwards on a dollar-for-dollar basis to the extent that the Adjusted Closing Net Working Capital is above the Base Net Working Capital Amount.

(d) Closing Balance Sheet and Adjusted Closing Net Working Capital. Promptly following the Closing, FAAC will cause Grant Thornton, LLP (or an equivalent firm selected by FAAC) to review the Estimated Closing Balance Sheet, including the Adjusted Closing Net Working Capital, the Closing Net Working Capital as reflected thereon. Based on such review, FAAC will deliver a proposed Closing Balance Sheet, prepared in a manner consistent with Section 2.4(b) above together with all related work papers, to the Members’ Representative within sixty (60) days after the later of (i) the Closing Date, or (ii) the date of receipt by FAAC of all information sufficient for FAAC to complete its review of all aspects of the Estimated Closing Balance Sheet, but in no event more than One Hundred Fifty (150) days after the Closing Date (the “Proposed Closing Balance Sheet”). If within thirty (30) days following delivery of the Proposed Closing Balance Sheet, the Members’ Representative has not given FAAC notice of his objection to the Proposed Closing Balance Sheet (which notice must contain a statement in reasonable detail of the basis of any such objection), then such Proposed Closing Balance Sheet shall constitute the “Closing Balance Sheet,” and the Adjusted Closing Net Working Capital and Closing Net Working Capital amounts included therein shall constitute the “Adjusted Closing Net Working Capital” and “Closing Net Working Capital.” If the Members’ Representative gives notice of an objection, the parties shall use their respective best efforts to resolve any dispute by negotiation. If such dispute cannot be settled by negotiation within thirty (30) days after receipt by FAAC of the Members’ Representative’s notice, the dispute shall be resolved in accordance with the Financial Issue Resolution Process set forth in Section 2.5.

(e) Final Adjustment to the Estimated Closing Cash Purchase Price. If the Adjusted Closing Net Working Capital is such that Sections 2.4(d) and/or 2.5 do not require an adjustment to the Estimated Closing Cash Purchase Price, then the Escrow Agent shall disburse to the Members’ Representative the Balance Sheet Escrow within five (5) days after the finalization of the Closing Balance Sheet pursuant to Sections 2.4(d) and/or 2.5. If the Adjusted Closing Net Working Capital is such that Sections 2.4(d) or 2.5 require an adjustment to the Estimated Closing Cash Purchase Price, any amount due to the Members by FAAC in excess of the Balance Sheet Escrow shall be paid by FAAC to the Members’ Representative, and any amount due to FAAC from the Members shall be satisfied from the Balance Sheet Escrow Property with the FAAC common stock then in the Balance Sheet Escrow valued at the Average Share Value. If the amount due FAAC is in excess of the Balance Sheet Escrow Property, then such excess shall be paid to FAAC by the Members within five (5) days after the finalization of the Closing Balance Sheet pursuant to Sections 2.4(d) and/or 2.5. In the event that the Members for any reason fails to make the payment contemplated in the previous sentence, then FAAC may bring an indemnification claim under ARTICLE IX and the Members shall be jointly and severally liable for that payment. Any earnings on the Balance Sheet Escrow Property, net of escrow expenses and taxes, shall be paid, pro rata, to the parties receiving distributions from the Balance Sheet Escrow Account. All sums payable by the Escrow Agent to the Members’ Representative under this Section 2.4(e) shall be paid by the Escrow Agent to an account or accounts designated by the Members’ Representative. The Members’ Representative shall be responsible for directing the distribution of the Balance Sheet Escrow (60% to Gallagher and 40% to Rosato) and the Escrow Agent shall be entitled to fully rely on such directions.

2.5 Financial Issue Resolution Process.

Disputes between FAAC and the Members’ Representative, that cannot be resolved by negotiation within thirty (30) days after receipt by FAAC of the Members’ Representative’s notice in accordance with Section 2.4(d) shall be referred no later than such 30th day for decision to a nationally recognized independent public accounting firm mutually selected by the Members’ Representative and FAAC (the “Auditor”) who shall act as arbitrator and determine, based solely on presentations by the Members’ Representative and FAAC and only with respect to the remaining differences so submitted. If such accounting firm cannot be identified within ten (10) business days after the identification of the need for dispute resolution, the dispute shall be resolved in accordance with Section 11.11. The Auditor shall deliver its written determination to FAAC and the Members’ Representative no later than the 30th day after the remaining differences underlying the dispute are referred to the Auditor, or such longer period of time as the Auditor determines is necessary. The Auditor’s determination shall be conclusive and binding upon the parties. The fees and disbursements of the Auditor shall be allocated equally between FAAC and the Members’ Representative. FAAC and the Members shall make readily available to the Auditor all relevant information, books and records and any work papers relating to the dispute and all other items reasonably requested by the Auditor. In no event may the Auditor’s resolution of any difference be for an amount that is outside the range of FAAC’s and the Members’ Representative’s disagreement.

2.6 Members’ Representative.

(a) Thomas P. Rosato is hereby appointed as the Members’ true and lawful representative, proxy, agent and attorney-in-fact (the “Members’ Representative”) for a term that shall be continuing and indefinite and without a termination date except as otherwise provided herein, to act for and on behalf of the Members in connection with or relating to the Transaction Documents and the Contemplated Transactions, including, without limitation, to give and receive notices and communications, to receive and accept service of legal process in connection with any proceeding arising under the Transaction Documents or in connection with the Contemplated Transactions, receive and deliver amounts comprising the Purchase Consideration, to authorize delivery of stock from each of the Escrow Accounts, to object to or accept any claims against or on behalf of the Members pursuant to ARTICLE IX, to agree to, negotiate, enter into settlements and compromises of, and demand arbitration and comply with orders of courts and awards of arbitrators with respect to such amounts or claims, and to take all actions necessary or appropriate in the sole opinion of the Members’ Representative for the accomplishment of the foregoing. Such agency may be changed at any time and from time to time by the action of Members holding more than fifty percent (50%) of the issued and outstanding Membership Interests just prior to the Closing, and shall become effective upon not less than thirty (30) days prior written notice to FAAC. Any change in the Members’ Representative shall become effective only upon delivery of written notice of such change to FAAC. The Members’ Representative shall not receive compensation for his or her services. Notices, deliveries or communications to or from the Members’ Representative by or to any of the parties to the Transaction Documents shall constitute notices, deliveries or communications to or from the Members.

(b) The Members’ Representative shall not be liable for any act done or omitted hereunder in his capacity as Members’ Representative in the absence of gross negligence or willful misconduct on his or her part. The Members shall jointly and severally indemnify the Members’ Representative and hold the Members’ Representative harmless from and against any and all damages, actions, proceedings, demands, liabilities, losses, taxes, fines, penalties, costs, claims and expenses (including, without limitation, reasonable fees of counsel) of any kind or nature whatsoever (whether or not arising out of third-party claims and including all amounts paid in investigation, defense or settlement of the foregoing) (“Damages”) that may be sustained or suffered by the Members’ Representative in connection with the administration of its duties hereunder, except where such Damages arise from or are the result of the Members’ Representative’s gross negligence or willful misconduct.

(c) Any decision, act, consent or instruction taken or given by the Members’ Representative pursuant to this Agreement shall be and constitute a decision, act, consent or instruction of the Members and shall be final, binding and conclusive upon the Members. The Escrow Agent and FAAC may rely upon any such decision, act, consent or instruction of the Members’ Representative as being the decision, act, consent or instruction of the Members and shall have no duty to inquire as to the acts and omissions of the Members’ Representative. The Escrow Agent and FAAC are hereby relieved from any liability to any Person for any acts done by them in accordance with such decision, act, consent or instruction of the Members’ Representative.

(d) Notices given to the Members’ Representative in accordance with Section 11.2 shall constitute notice to the Members for all purposes under this Agreement.

(e) This Section 2.6 shall survive the termination or expiration of the Agreement or any one or more of the Escrow Agreements.

ARTICLE III

Representations and Warranties of the Members and the Companies

Except as set forth in the Disclosure Schedules, the Members and the Companies jointly and severally represent and warrant to FAAC that each of the statements contained in this ARTICLE III is true and correct as of the date of this Agreement and will be true and correct as of the Closing Date as though made on the Closing Date:

3.1 Organization and Power.

(a) Members. Each of the Members has the full power and authority to execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and to consummate the Contemplated Transactions.

(b) Companies. Each of the Companies (i) is a limited liability company duly organized and validly existing and in good standing under the laws of the State of Maryland, (ii) has all requisite corporate power and authority to own or lease and to operate its properties and carry out the businesses in which it is engaged, and (iii) is duly qualified or licensed to do business as a foreign corporation in good standing in every jurisdiction where its ownership of property, or the conduct of its business, requires such qualification, other than jurisdictions in which the failure to so qualify, individually or in the aggregate, would not have a material adverse effect on it. Schedule 3.1(b) of the Disclosure Schedules lists each of the jurisdictions in which each of the Companies is qualified or licensed to do business as a foreign limited liability company. Each of the Companies is in good standing in each jurisdiction listed on Schedule 3.1(b) of the Disclosure Schedules.

(c) No Subsidiaries. Neither of the Companies has any Subsidiaries.

3.2 Authorization and Enforceability.

(a) This Agreement has been, and each of the other documents, agreements and instruments to be executed and delivered at Closing (collectively with this Agreement, the “Transaction Documents”) will be, duly authorized, executed and delivered by the Members and the Companies and constitutes, or in the case of each Transaction Document other than this Agreement, as of the Closing Date will constitute, a valid and legally binding agreement of the Members and the Companies enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equitable principles.

3.3 No Violation.

Neither the execution, delivery or performance of this Agreement or any of the other Transaction Documents by the Companies and the Members, nor the consummation of the Contemplated Transactions will:

(a) conflict with or violate any provision of the certificate or articles of organization or operating agreement of either of the Companies;

(b) result in the creation of, or require the creation of, any Lien upon any (i) Membership Interests or (ii) property of either of the Companies;

(c) result in (i) the termination, cancellation, modification, amendment, violation, or renegotiation of any contract, agreement, indenture, instrument, or commitment, or (ii) the acceleration or forfeiture of any term of payment;

(d) give any Person the right to (i) terminate, cancel, modify, amend, vary, or renegotiate any contract, agreement, indenture, instrument, or commitment, or (ii) to accelerate or forfeit any term of payment either of which would have a Material Adverse Effect; or

(e) violate any Law applicable to the Companies or by which their properties are bound or affected which would have a Material Adverse Effect.

3.4 Consents.

Except as set forth on Schedule 3.4(a) of the Disclosure Schedules, neither the execution, delivery or performance of this Agreement by the Companies and the Members, nor the consummation of the Contemplated Transactions or compliance with the terms of the Transaction Documents, will require (a) the consent or approval under any agreement or instrument or (b) the Members or the Companies to obtain the approval or consent of, or make any declaration, filing (other than administrative filings with Taxing Authorities, foreign companies registries and the like) or registration with, any Governmental Authority and all such consents or approvals have been obtained or waived.

3.5 Financial Statements.

(a) In General. The Audited Financial Statements were prepared in accordance with GAAP and the Interim Financial Statements were and the Estimated Closing Balance Sheet will be internally prepared by the Companies in a manner consistent with past practices for such internally prepared unaudited financial statements. Throughout the periods involved, the Financial Statements fairly and accurately present the consolidated financial position of the Companies, as of the dates thereof, and the consolidated statements of operations, changes in Members’ equity and cash flows for the periods then ended.

(b) Financial Books and Records. The financial books and records of the Companies have been maintained in accordance with sound business practices, including an adequate system of internal control, and fairly and accurately reflect, in accordance with applicable Law and GAAP, and on a basis consistent with past periods and throughout the periods involved, (i) the financial position of the Companies and (ii) all transactions of the Companies. Neither of the Companies has received any advice or notification from their respective independent certified public accountants that they have used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the books and records of the Companies any properties, assets, liabilities, revenues, or expenses.

(c) No Undisclosed Liabilities; Etc. Except as set forth on Schedule 3.5(c) of the Disclosure Schedules, neither of the Companies has any liabilities or obligations of any nature (whether known or unknown and whether absolute, accrued, contingent, or otherwise), except for amounts of liabilities or obligations reflected or reserved against in the Financial Statements.

(d) Accounts Receivable. All receivables (including intercompany and unbilled receivables) reflected in the Financial Statements or recorded on the books of each of the Companies resulted from the ordinary course of business, have been properly recorded in the ordinary course of business and subject to the reserves reflected in the Financial Statements, which reserves are adequate and determined in accordance with GAAP applied on a basis consistent with prior periods and throughout the periods involved, and are good and collectible (subject to the reserves reflected in the Financial Statements) in full without any discount, setoff or valid counterclaim (net of recovery from vendors or subcontractors), in amounts equal to not less than the aggregate face amounts thereof.

(e) No Letters of Credit or Guarantees. Except as reflected in the Financial Statements or as set forth on Schedule 3.5(e) of the Disclosure Schedules, none of the Companies (i) has any letters of credit outstanding as to which the Companies have any actual or contingent reimbursement obligations; (ii) is a party to or bound, either absolutely or on a contingent basis, by any agreement of guarantee, indemnification or any similar commitment with respect to the liabilities or obligations of any other Person (whether accrued, absolute, or contingent); or (iii) is a party to any swap, hedge, derivative, or similar instrument.

(f) Contingent or Deferred Acquisition Expenses or Payments. Except as otherwise disclosed on Schedule 3.5(f) of the Disclosure Schedules, neither of the Companies is obligated or otherwise liable for the payment of any contingent or deferred acquisition payments relating to the direct or indirect acquisition of any business, enterprise, or combination.

3.6 Relationships with Affiliates.

Except as set forth on Schedule 3.6 of the Disclosure Schedules, no Member or any Affiliate of any Member or the Companies has, or has had, any interest in any property (real, personal, or mixed and whether tangible or intangible), used in or pertaining to the business of the Companies. No Member or any Affiliate of any Member, or the Companies is, or has owned (of record or as a beneficial owner) an equity interest or any other financial or a profit interest in, a Person that has (a) had business dealings or a material financial interest in any transaction with the Companies or (b) engaged in competition with the Companies with respect to any line of the products or services of the Companies in any market presently served by the Companies. Except as set forth on Schedule 3.6 of the Disclosure Schedules, no Member or any Affiliate of any Member, or Company is a party to any contract or agreement with any of the Companies. The various contracts, agreements and relationships shown on Schedule 3.6 of the Disclosure Schedules (a) are hereinafter collectively referred to as the “Related Party Transactions” and individually as a “Related Party Transaction” and (b) as shown on Schedule 3.6 of the Disclosure Schedules are comprised of (i) Related Party Transactions that are to be terminated at or before Closing (collectively the “Terminated at Closing Related Party Transactions”) and (ii) Related Party Transactions that are to continue after the Closing (the “Continuing Related Party Transactions”).

3.7 Indebtedness to/from Officers, Directors, Members and Employees.

Except as set forth on Schedule 3.7 of the Disclosure Schedules, neither of the Companies is indebted, directly or indirectly, to any Person who immediately prior to the Closing was a Member, officer or director of a Company in any amount whatsoever, other than for salaries for services rendered or reimbursable business expenses. No Member, officer, director, or employee is indebted to either of the Companies except for advances made to employees of the Companies in the ordinary course of business to meet reimbursable business expenses anticipated to be incurred by such obligor.

3.8 No Adverse Change.

Since December 31, 2005, there has not been any change in the businesses, operations, properties or condition, financial or otherwise of the Companies that has had a Material Adverse Effect, nor has any event, condition or contingency occurred that is reasonably likely to result in such an adverse change.

3.9 Conduct of the Business.

(a) Cooperative Business Arrangements. Except as set forth on Schedule 3.9(a) of the Disclosure Schedules none of the business of the Companies has been conducted through any joint venture, teaming agreement or relationship, partnership or other entity.

(b) Letters of Intent, Non-Competition Agreements and Non-Disclosure Agreements. Except as set forth in Schedule 3.9(b) of the Disclosure Schedules, neither of the Companies is a party to any letters of intent, memoranda of understanding, non-competition arrangements, non-disclosure agreements or confidentiality agreements that remain in effect.

3.10 Capital Structure; Equity Interests.

(a) Capital Structure. The capitalization and record owners of all of the Equity Interests of the Companies are as set forth on Schedule 3.10(a) of the Disclosure Schedules and the Membership Interests of the Members as shown on Schedule 3.10(a) of the Disclosure Schedules constitute the only issued and outstanding Equity Interests in the Companies and neither of the Companies (i) has any outstanding securities convertible into or exchangeable or exercisable for any Equity Interests or (ii) has outstanding any rights to subscribe for or to purchase, or any agreements providing for the issuance (contingent or otherwise), of, or any calls against, commitments by or claims against it of any character relating to, any shares of its Equity Interests or any securities convertible into or exchangeable or exercisable for any shares of its Equity Interests. The capitalization and record owners of all the Equity Interests as shown on Schedules 3.10(a) of the Disclosure Schedules accurately list the names of each of the Members, their principal addresses, and the number of Membership Interests owned.

(b) All Equity Interests in the Companies previously issued and now cancelled were duly authorized and issued in compliance with the applicable Maryland law, the Securities Act of 1933, as amended, and any applicable state “Blue Sky” laws or exemptions therefrom. All outstanding Membership Interests are duly authorized have been validly issued, and owned beneficially and of record by the Members, free and clear of any Lien, and were issued in compliance with the Securities Act of 1933, as amended, and any applicable state “Blue Sky” laws or exemptions therefrom. None of the Members has granted any proxy, or entered into any voting trust, voting agreement or similar arrangement, with respect to his or her Membership Interests.

3.11 Title to Membership Interests.

The Members own the Membership Interests of record and beneficially in the amounts set forth on Schedule 3.10(a), free and clear of any Liens, and upon completion of the Closing FAAC will own all of the issued and outstanding Membership Interests of the Company free and clear of any Liens.

3.12 Articles, Operating Agreements and Records.

True and complete copies of the Articles of Organization and Operating Agreements, as amended through the date hereof, minute books and membership interest record books of the Companies (i) have been provided or made available to FAAC prior to the execution of this Agreement, and (ii) are complete and correct in all material respects. Such minute books contain a true and complete record of all actions taken at all meetings and by all written consents in lieu of meetings of the directors, member and committees of the boards of directors of the Companies from their respective dates of incorporation through the date hereof. Neither of the Companies is in violation of any provisions of its respective certificate of organization or operating agreement.

3.13 Assets - In General.

Except as set forth on Schedule 3.13 of the Disclosure Schedules, the assets and rights of the Companies include (a) all of the assets and rights of the Companies that were used in the conduct of their businesses as of December 31, 2005, subject to such changes as have occurred in the ordinary course of business since December 31, 2005, and (b) all assets reflected in the December 2005 Financial Statements, subject to such changes as have occurred in the ordinary course of business since December 31, 2005. Except as set forth on Schedule 3.13 of the Disclosure Schedules, each of the Companies, has good and marketable title to all of their respective assets, free and clear of any Lien. Except as set forth on Schedule 3.13 of the Disclosure Schedules, all assets necessary for the conduct of the business of the Companies in accordance with past practice are (a) in good operating condition and repair, ordinary wear and tear excepted, (b) not in need of maintenance or repair, except for ordinary routine maintenance or repairs that are not material in nature or cost, and (c) adequate and sufficient for the continuing conduct of the businesses of the Companies as conducted prior to the date hereof.

3.14 Real Property Interests.

Except as set forth on Schedule 3.14 of the Disclosure Schedules, neither of the Companies now owns, or has ever owned, any real property. Schedule 3.14 of the Disclosure Schedules sets forth a list and summary description of all leases, subleases, or other occupancies used by the Companies or to which any of them is a party (the “Real Property Interests”). Except as set forth on Schedule 3.14 of the Disclosure Schedules, each of the Real Property Interests listed and described on Schedule 3.14 of the Disclosure Schedules is in full force and effect, and there is no default by either of the Companies under any such Real Property Interests.

3.15 Personal Property.

(a) Set forth on Schedule 3.15(a) of the Disclosure Schedules is a list of all material equipment, machinery, motor vehicles, and other tangible personal property owned or leased by the Companies (the “Personal Property”). Each of the Companies has good title to all of their respective Personal Property, free and clear of any Lien.

(b) Schedule 3.15(b) of the Disclosure Schedules is a true and correct list of all of the Uniform Commercial Code Financing Statements filed and in force in the indicated jurisdictions with respect to the Companies (the “Financing Statements”). Except for those Financing Statements indicated on Schedule 3.15(b) that are with respect to Indebtedness that shall be repaid at Closing (and are to be terminated upon the repayment of that Indebtedness) the Financing Statements relate only to leased property. The only Financing Statements in force with respect to the Companies relate to leased property.

3.16 Intellectual Property Rights.

(a) Schedule 3.16(a) of the Disclosure Schedules includes a true and complete list of all Commercial Software used by or in connection with the businesses of each of the Companies. Schedule 3.16(a) of the Disclosure Schedules also includes a true and complete list of (i) all Copyrights, Patents and Trademarks of the Companies used by or in connection with the businesses of each of the Companies and (ii) all pending applications for Copyrights, Patents and Trademarks filed by or on behalf of the Companies and used by or in connection with the businesses of the Companies as presently conducted. None of such rights is or has been opposed or held unenforceable. Each of the aforesaid Intellectual Property Rights is valid, subsisting and enforceable. Each of the aforesaid registered or issued Intellectual Property Rights is duly registered in the name of the applicable Company, as appropriate.

(b) Except as set forth on Schedule 3.16(b) of the Disclosure Schedules, the business of the Companies as presently conducted does not require or use any Intellectual Property Rights not owned by or licensed to the Companies. The Companies are the owners or have the right to use the Intellectual Property Rights listed on Schedule 3.16(a) of the Disclosure Schedules without making any payment to others or granting rights to others in exchange therefor.

(c) Except as set forth on Schedule 3.16(c) of the Disclosure Schedules, (i) no Person (other than the Companies) has any right to use any Intellectual Property Rights owned by the Companies and (ii) no member, director, officer or employee of, or Consultant to, the Companies has any right to use, other than in connection with the business activities of the Companies as presently conducted, any of the Intellectual Property or Intellectual Property Rights.

(d) The operation of the business of the Companies in the normal course of business prior to the Effective Date does not infringe in any respect upon the Intellectual Property Rights of any Person, and no Person who does not have the right to use the Intellectual Property Rights has claimed or asserted the right to use any Intellectual Property Rights or to deny the right of either of the Companies the right to use same. No proceeding alleging infringement of the Intellectual Property Rights of any Person is pending or threatened against either of the Companies.

(e) With respect to each Trade Secret of the Companies, the documentation relating to such Trade Secret is current, accurate and in sufficient detail and content to identify and explain it and allow its full and proper use without reliance on the knowledge or memory of any individual. The Companies have taken all reasonable precautions to protect the secrecy, confidentiality, and value of their respective Trade Secrets. Such Trade Secrets are not part of the public knowledge or literature, and have not been used, divulged, or appropriated either for the benefit of any Person (other than the Companies) or to the detriment of the Companies.

(f) Schedule 3.16(f) of the Disclosure Schedules includes a true and complete list of any rights (e.g. unlimited, limited, restrictive, government purpose license rights, and march-in) that any Governmental Authority has in any copyrights, patents, trademarks, Technology, or Software that the Companies use in their respective businesses. Except as set forth in Schedule 3.16(f) of the Disclosure Schedules, neither of the Companies has developed any item, component, process or software as a requirement of any Government Contract, or for which any Governmental Authority paid some or all of the cost of development.

3.17 Scheduled Contracts and Proposals.

(a) Scheduled Contracts. Schedule 3.17(a) of the Disclosure Schedules is a true and complete list of all “Scheduled Contracts” (as hereinafter defined) to which either of the Companies is a party, by which it is bound, or which otherwise pertain to the businesses of the Companies. For the purposes of this Section 3.17(a), the term “Scheduled Contracts” shall mean the following written or oral contracts, agreements, indentures, instruments, commitments and amendments thereof with suppliers, customers, producers, consumers, lenders of the Companies and other third parties that are currently in effect:

(i) loan and credit agreements, revolving credit agreements, security agreements, guarantees, notes, agreements evidencing any lien, conditional sales agreements, factoring agreements, leasing agreements, sale and leaseback and synthetic lease agreements, or title retention agreements;

(ii) hedging and similar agreements;

(iii) contracts that involve the sale by the Companies of goods, materials, supplies, or services (other than Government Contracts) providing for payments over the life of the contract greater than $50,000;

(iv) agreements relating to Intellectual Property Rights listed on Schedule 3.16(a) of the Disclosure Schedules;

(v) contracts, agreements, indentures, instruments or commitments by and between the Companies and Persons with whom the Companies is not dealing at arm’s length;

(vi) agreements listed on Schedule 3.9(a) of the Disclosure Schedules;

(vii) franchise, distribution, license or consignment contracts or agreements;

(viii) sales, agency or advertising contracts, agreements, or commitments providing for payments over the life of the contract greater than $50,000;

(ix) leases under which either of the Companies is the lessor or lessee other than operating leases that require future payments by either of the Companies of more than $10,000 per annum;

(x) management or service contracts or agreements, and contracts (other than agreements with Consultants and agreements with independent contractors and sub-contractors) and commitments providing for payments over the life of the company greater than $50,000;

(xi) contracts or agreements with Consultants to the extent not otherwise disclosed on Schedule 3.26(e) of the Disclosure Schedules;

(xii) agreements of any kind with any Affiliate of the Companies;

(xiii) agreements of any kind relating to the business of the Companies to which employees of the Companies, or entities controlled by them, are parties; and

(xiv) discount policies and practices, if any.

(b) Status of Scheduled Contracts. Except as otherwise disclosed on Schedule 3.17(b) of the Disclosure Schedules, as of the Effective Date, (x) each of the Scheduled Contracts is in full force and effect; (y) a true and complete copy of each written Scheduled Contract (and all amendments thereto); and (z) there are no oral modifications or amendments to any of the Scheduled Contracts. In addition:

(i) All of the Scheduled Contracts have been legally awarded and are binding on the parties thereto, and each of the Companies, as the case may be, is in material compliance with all terms and conditions in such Scheduled Contracts;

(ii) Neither of the Companies has received any written notice of deficient performance or administrative deficiencies relating to any Scheduled Contract;

(iii) Neither of the Companies has received any notice of any stop work orders, terminations, cure notices, show cause notices or notices of default or breach under any of the Scheduled Contracts, nor has any such action been threatened or asserted;

(iv) Each Scheduled Contract was entered into in the ordinary course of business and, based upon assumptions that the Companies’ management believes to be reasonable and subject to such assumptions being fulfilled;

(v) There are no Scheduled Contracts for the provision of goods or services by either of the Companies that include a liquidated damages clause or unlimited liability by the Companies, or liability for consequential damages;

(vi) There are no Scheduled Contracts for the provision of goods or services by either of the Companies that require the applicable Company to post a surety, performance or other bond or to be an account party to a letter of credit or bank guarantee;

(vii) There are no written claims of any type, or requests for equitable adjustments outstanding or, to the Knowledge of the Companies, threatened under any Scheduled Contracts in process and no money presently due to either of the Companies on any Scheduled Contract has been withheld or set off or subject to attempts to withhold or setoff; and

(viii) No party to a Scheduled Contract has notified either of the Companies that a Company has breached or violated any Law or any certification, representation, clause, provision or requirement of any Scheduled Contract.

(c) Proposals. Schedule 3.17(b) of the Disclosure Schedules sets forth a true and accurate summary of all bids, proposals, offers, or quotations made by the Companies that were outstanding as of the date of this Agreement (collectively the “Proposals”), true and complete copies of which have been made available to FAAC. Schedule 3.17(b) of the Disclosure Schedules identifies each Proposal by the party to whom such bid, proposal, or quotation was made, the subject matter of such bid, proposal, or quotation and the proposed price.

3.18 Government Contracting.

(a) Definitions. The following capitalized terms, when used in this Section 3.18, shall have the respective meanings set forth below:

(i) “Active”, whether or not capitalized, when used to modify any Government Contract, or Government Subcontract, means that final payment has not been made on such Government Contract, or Government Subcontract and when used to modify any Teaming Agreement, “active” means that such Teaming Agreement has not terminated or expired.

(ii) "Bid" means any bid, proposal, offer or quotation made by either of the Companies or by a contractor team or joint venture, in which either of the Companies is participating, that, if accepted, would result in the award of a Government Contract or a Government Subcontract.

(iii) “Company Subcontract” means any subcontract, basic ordering agreement, letter subcontract, purchase order, task order, delivery order, consulting agreement or other written agreement issued by either of the Companies or entered into between either of the Companies and to any Person in support of either of the Companies’ performance of a Government Contract or Government Subcontract.

(iv) “Government Contract” means any prime contract, multiple award schedule contract, basic ordering agreement, letter contract, and otherwise to include any purchase order, task order or delivery order issued thereunder between either of the Companies and either the U.S. Government or a State Government.

(v) “Government Subcontract” means any subcontract issued to either of the Companies by a Government prime contractor, including any basic ordering agreement, letter subcontract, and otherwise any purchase order, task order or delivery order between one of the Companies and any prime contractor to either the U.S. Government or a State Government.

(vi) “State Government” means any state, territory or possession of the United States or any department or agency of any of the above with statewide jurisdiction and responsibility.

(vii) “Teaming Agreement” has the same meaning as the term, “Contractor team arrangement,” as defined in Federal Acquisition Regulation (“FAR”) 9.601.

(viii) “U.S. Government” means the United States Government or any department, agency or instrumentality thereof.

(b) Government Contracts and Subcontracts. Schedule 3.18(b) of the Disclosure Schedules separately lists and identifies, in each case as of the Effective Date:

(i) Each active Government Contract and Government Subcontract identified by contract number, customer and date of award to the extent such information can be provided consistent with national security (true and complete copies of which, including all modifications and amendments thereto, have been provided to FAAC); and

(ii) Each active Government Contract and Government Subcontract that was negotiated (or modification thereto was negotiated) based on cost and pricing data that either of the Companies certified as being current, complete and accurate pursuant to the Truth in Negotiations Act (10 U.S.C. § 2306a; 41 U.S.C. § 256b).

(c) Bids. Schedule 3.18(c) of the Disclosure Schedules separately lists and identifies as of the Effective Date each outstanding Bid, identified by the Person to whom such Bid was made, the date submitted, the subject matter of such Bid, and, to the Knowledge of the Companies, the anticipated award date and whether any such Bid is dependent, in whole or in part, on the “small business” or other status of the Companies under Applicable Law.

(d) Teaming Agreements. Schedule 3.18(d) of the Disclosure Schedules separately lists and identifies each active Teaming Agreement as of the Effective Date to which either of the Companies is a party (true and complete copies of which, including all modifications and amendments thereto, have been provided to FAAC).

(e) Company Subcontracts.

(i) To the Knowledge of the Company, each active Company Subcontract is in full force and effect and is binding on the Companies, or either of them and, to the Knowledge of the Companies, the other party thereto, except to the extent any such failure to be in full force and effect and binding would not result in a Material Adverse Effect.

(ii) To the Knowledge of the Company, each of the Companies has substantially complied with all material terms and conditions of each active Company Subcontract, except to the extent either Company’s failure so to have complied would not result in a Material Adverse Effect.

(iii) There are no outstanding claims against either of the Companies arising out of or relating to any active Company Subcontract, and to the Knowledge of the Companies, there are not facts that might give rise to or result in such a claim, except, in either case, for claims that would not result in a Material Adverse Effect if asserted against and paid by either of the Companies.

(iv) There are no disputes between either of the Companies and any other party arising out of or relating to any active Company Subcontract, and to the Knowledge of the Companies, there are not facts that might give rise to or result in such a dispute, except, in either case, for disputes that would not result in a Material Adverse Effect if resolved. There are no outstanding claims against either of the Companies arising out of or relating to any active Company Subcontract, and to the Knowledge of the Companies, there are not facts that might give rise to or result in such a claim, except in either case for claims that would not result in a Material Adverse Effect if they were asserted against and paid by either of the Companies against either of the Companies.

(f) Marketing Agreements. Schedule 3.18(f) of the Disclosure Schedules separately lists and identifies as of the Effective Date each sales representation, consulting and other agreement regarding marketing and selling the Companies’ products and services to the U.S. Government, any State Government or any foreign government (or department, agency or instrumentality thereof), to which either of the Companies is (or has been at any time since December 31, 2003) a party (true and complete copies of which, including all modifications and amendments thereto, have been provided to FAAC).

(g) Status. Except as set forth on Schedule 3.18(g) of the Disclosure Schedules, as of the Effective Date:

(i) To the Knowledge of the Companies, each active Government Contract and Government Subcontract is in full force and effect, has been legally awarded and is binding on the Companies, or either of them and, to the Knowledge of the Companies, the other party thereto.

(ii) To the Knowledge of the Companies, each active Teaming Agreement is in full force and effect and is binding on the Companies and, to the Knowledge of the Companies, the other party thereto.

(iii) To the Knowledge of the Companies, each of the Companies has substantially complied with all material terms and conditions of each active Government Contract, Government Subcontract and Teaming Agreement, including all clauses, provisions and requirements incorporated therein expressly, by reference or by operation of Applicable Law.

(iv) To the Knowledge of the Companies, all representations and certifications executed, acknowledged or set forth in or pertaining to any Bid submitted by either of the Companies or to any Government Contract or Government Subcontract awarded to either of the Companies, in each case since December 31, 2003, were current, accurate and complete in all material respects as of their respective effective dates, and each of the Companies has complied in all material respects with all such representations and certifications.

(v) Neither the U.S. Government, any State Government nor any prime contractor, subcontractor or other Person has notified either of the Companies that it has breached or violated any Applicable Law or any certification or representation pertaining to any Bid, Government Contract or Government Subcontract.

(vi) To the Knowledge of the Companies, no active Government Contract was awarded to either of the Companies pursuant to the Small Business Innovative Research (“SBIR”) program or any set-aside program (small business, small disadvantaged business, 8(a), woman owned business, etc.) or as a result of either of the Companies’ “small business” or other status under Applicable Law.

(vii) To the Knowledge of the Companies, no active Government Subcontract was awarded to either of the Companies as a result of its’ “small business” or other preferred status.

(viii) No active Government Contract or Government Subcontract or outstanding Bid includes a liquidated damages clause or any requirement to post a surety, performance or other bond or to be an account party to a letter of credit or bank guarantee.

(ix) The cost accounting practices that each of the Companies is using (and has used since December 31, 2003) to estimate and record costs in connection with the submission of Bids and performance of Government Contracts and Government Subcontracts are (and have been) in substantial compliance with Applicable Law, including but not limited to, the FAR Cost Principles (48 C.F.R. Part 31) and Cost Accounting Standards (48 C.F.R. Chap. 99), and have been properly disclosed to the U.S. Government (if required to be disclosed by Applicable Law).

(x) To the Knowledge of the Companies, neither of the Companies nor any of their respective directors, officers or employees is (or has been at any time since December 31, 2003) suspended or debarred from doing business with the U.S. Government or any State Government, or is (or has been at any time since December 31, 2003) deemed nonresponsible or ineligible for U.S. Government or State Government contracting; and to the Knowledge of the Companies, there are no circumstances that would warrant in the future the institution of suspension or debarment proceedings, criminal or civil fraud or other criminal or civil proceedings or a determination of nonresponsibility or ineligibility against either of the Companies or any of their respective directors, officers or employees.

(xi) Since December 31, 2003, no Government Contract or Government Subcontract has been terminated for convenience or default, no stop work order, cure notice, show cause notice or other notice threatening termination or alleging noncompliance with any material term has been issued to either of the Companies with respect to any Government Contract or Government Subcontract, and to the Knowledge of the Companies, no event, condition or omission has occurred or exists that would constitute grounds for any such action with respect to any active Government Contract or Government Subcontract.

(xii) No money presently due to either of the Companies on any active Government Contract or Government Subcontract has been, or to the Knowledge of the Companies threatened or likely to be, withheld or set off or subject to attempts to withhold or setoff.

(xiii) To the Knowledge of the Companies, neither of the Companies is performing “at risk” under any anticipated Government Contract or Government Subcontract or any anticipated option exercise or modification thereof prior to award, option exercise or modification, or has made any expenditures or incurred costs or obligations in excess of any applicable limitation of government liability, limitation of cost, limitation of funds or other similar clause(s) limiting the U.S. Government’s liability on any active Government Contract or Government Subcontract.

(xiv) Each of the Companies and their respective employees hold such security clearances as are required to perform Government Contracts and Government Subcontracts of the type performed prior to the date of this Agreement by each of them; to the Knowledge of the Companies, there are no facts or circumstances that could reasonably be expected to result in the suspension or termination of such clearances or that could reasonably be expected to render either of the Companies ineligible for such security clearances in the future; and each of the Companies has complied in all respects with all security measures required by the Government Contracts, Government Subcontracts or Applicable Law.

(h) Investigations.

(i) To the Knowledge of the Companies, neither of the Companies, nor any of their respective directors, officers or employees or any of its agents or consultants is (or has been since December 31, 2003) under administrative, civil (including, but not limited to, claims made under the False Claims Act, 18 U.S.C.§ 287) or criminal investigation, indictment or information, audit or internal investigation with respect to any alleged irregularity, misstatement, act or omission arising under or relating to any Government Contract or Government Subcontract;

(ii) To the Knowledge of the Companies, neither of the Companies has made a voluntary disclosure to the U.S. Government or any State Government with respect to any alleged irregularity, misstatement or omission arising under or relating to a Government Contract or Government Subcontract; and

(iii) To the Knowledge of the Companies, there is no irregularity, misstatement, act or omission arising under or relating to any Government Contract or Government Subcontract that has led or could reasonably be expected to lead, either before or after the Closing Date, to any of the consequences set forth in (i)-(ii) above, or to any other damage, penalty assessment, recoupment of payment, or disallowance of cost.

(i) Audits.

(i) Schedule 3.18(i) of the Disclosure Schedules lists and identifies as of the Effective Date each audit report, including without limitation reports issued by the Defense Contract Audit Agency and any inspector general, and each notice of cost disallowance received by either of the Companies since January 1, 2000 relating to any Bid, Government Contract or Government Subcontract (true and complete copies of which have been provided to FAAC).

(ii) Since December 31, 2003, no cost in excess of $25,000 or group, type or class of cost in excess of $125,000 in the aggregate and which was incurred or invoiced by either of the Companies on any active Government Contract or Government Subcontract has been disallowed or is otherwise the subject of a formal dispute (excluding requests for clarification or back-up documentation, or correction of good faith invoice errors).

(iii) Neither of the Companies has incurred any material costs on any active cost-reimbursable Government Contract or Government Subcontract that are not “allowable” costs pursuant to FAR § 31.201-2 (48 CFR § 31.201-2) and any other applicable law or regulation and that have not been properly recorded as such in the Companies’ cost accounting books and records.

(iv) The reserves established by the Companies with respect to possible adjustments to the indirect and direct costs incurred by the Companies on any active Government Contract or Government Subcontract are reasonable and are adequate to cover any potential adjustments resulting from audits of any such Government Contract or Government Subcontract.

(j) Financing Arrangements. Except as set forth on Schedule 3.18(j) of the Disclosure Schedules, there exist no financing arrangements (e.g., an assignment of moneys due or to become due) with respect to any active Government Contract or Government Subcontract.

(k) Protests. Except as set forth on Schedule 3.18(k) of the Disclosure Schedules, no outstanding Bid or active Government Contract or Government Subcontract as of the Effective Date is subject to any protest to a procuring agency, the United States Government Accountability Office, the United States Small Business Administration or any other agency or court (whether one of the Companies is the protestor, an interested party or neither), and to the Knowledge of the Companies, no outstanding Bid or active Government Contract or Government Subcontract will become subject to such a protest.

(l) Claims. Except as set forth on Schedule 3.18(l) of the Disclosure Schedules, as of the Effective Date:

(i) Neither of the Companies has any interest in any pending or potential claim or request for equitable adjustment against the U.S. Government, any State Government or any prime contractor, subcontractor or vendor arising under or relating to any Government Contract, Government Subcontract, Bid or Teaming Agreement.

(ii) There are no outstanding claims against either of the Companies, either by the U.S. Government, any State Government or any prime contractor, subcontractor, vendor or other third party, arising out of or relating to any Government Contract, Government Subcontract, Bid or Teaming Agreement, and to the Knowledge of the Companies, there are no facts that might give rise to or result in such a claim.

(iii) There exist no disputes between either of the Companies and the U.S. Government, any State Government, or any prime contractor, subcontractor, vendor or other third party, arising out of or relating to any active Government Contract, Government Subcontract, Company, Teaming Agreement or outstanding Bid, and to the Knowledge of the Companies, there are no facts that might give rise to or result in such a dispute.

(m) Multiple Award Schedules.

(i) With respect to each active multiple award schedule Government Contract as of the Effective Date, to the Knowledge of the Companies, the Companies have (1) provided to the U.S. Government all information required by the applicable solicitation or otherwise requested by the Government; (2) submitted information that was current, accurate, and complete within the meaning of applicable law and regulation; and (3) made all required disclosures of any changes in the Companies’ respective commercial pricelist(s), discounts or discounting policies prior to the completion of negotiations with the U.S. Government.

(ii) With respect to each active multiple award schedule Government Contract as of the Effective Date, Schedule 3.18(m) of the Disclosure Schedules identifies the basis of award, customer (or category of customer(s) (“COC”)) and the Government’s price or discount relationship to the identified COC as agreed to by GSA and the Companies, or either of them, at time of award of such multiple award schedule Government Contract.

(iii) Neither of the Companies has been notified or has any reason to believe that it has not complied with the notice and pricing requirements of the Price Reduction clause in each active multiple award schedule Government Contract listed on Schedule 3.18(a) of the Disclosure Schedules, and, to the Knowledge of the Companies, there are no facts or circumstances that could reasonably be expected to result in a demand by the U.S. Government for a refund based upon either of the Companies’ failure to comply with the Price Reductions clause.

(iv) To the Knowledge of the Companies, each of the Companies has filed all reports related to and paid all industrial funding fees required to be paid by the Companies under any active multiple award schedule Government Contract.

(v) Neither of the Companies has received notice or otherwise has reason to believe that any active orders issued to either of the Companies pursuant to each active multiple award schedule Government Contract are within the scope of such Government Contract.

(n) Government Furnished Property. Schedule 3.18(n) of the Disclosure Schedules identifies as of the Effective Date all personal property, equipment and fixtures loaned, bailed or otherwise furnished to either of the Companies by or on behalf of the U.S. Government for use in the performance of an active Government Contract or Government Subcontract (“Government-Furnished Property”) and the active Government Contracts or Government Subcontracts to which each item of Government-Furnished Property relates. To the Knowledge of the Companies, the Companies have complied in all material respects with all of its obligations relating to the Government-Furnished Property.

(o) Former Government Officials. Except as set forth on Schedule 3.18(o) of the Disclosure Schedules, neither of the Companies employ any former government officials in key management positions or as consultants.

3.19 Clients.

Neither of the Companies has received any notice, or has any reason to believe, that any supplier, producer, consumer, financial institution or other party to any Scheduled Contract will not do business with the Companies on substantially the same terms and conditions subsequent to the Closing Date as before such date.

3.20 Backlog.

Schedule 3.20 of the Disclosure Schedules sets forth the contract backlogs of the Companies, as of March 31, 2006. Schedule 3.20 of the Disclosure Schedules includes with respect to each contract listed thereon (a) the name of each customer, (b) a reference as to whether the applicable contract is for a fixed price or other type of contract, (c) the periods of performance, (d) the contract revenue for 2004, 2005 and the first quarter 2006, (e) the dollar value of the contract, (f) the contract revenue from inception, and (g) the dollar amount of the backlog.

3.21 Compliance with Laws.

Each of the Companies has been and is in compliance with each Law that is or was applicable to it or the conduct or operation of its business or the ownership or use of any of its assets, except where any such failure to be in compliance with such Law would not reasonably be expected to have a Material Adverse Effect on either or both of the Companies. No event has occurred or circumstance exists that (with or without notice or lapse of time) (a) would constitute or result in a material violation by either of the Companies of (or failure on the part of either of the Companies to comply in all material respects with) any such applicable Law, or (b) would give rise to any obligation on the part of the Companies to undertake, or to bear all or any portion of the cost of, any remedial action of any nature under any such applicable Law. Neither of the Companies has received, at any time during the past three years, any notice or other communication (whether oral or written) from any Governmental Authority regarding (a) any actual, alleged, or potential violation of, or failure to comply with, any such applicable Law, or (b) any actual, alleged, or potential obligation on the part of a Company to undertake, or to bear all or any portion of the cost of, any remedial action of any nature under any such applicable Law.

3.22 Environmental Matters.

To the Knowledge of the Companies, each of the Companies has complied with, and is in compliance with, all applicable Environmental Laws and has no Environmental Liabilities.

3.23 Licenses and Permits.

(a) Each of the Companies has all licenses, permits and other authorizations from Governmental Authorities necessary for the conduct of their respective business as conducted in the normal course of business prior to and as of the date hereof (collectively “Permits”), except for where the failure to obtain such Permits would not have a Material Adverse Effect on them. Schedule 3.23(a) of the Disclosure Schedules sets forth a list of all Permits held by each of the Companies.

(b) To the Knowledge of the Companies and except as set forth on Schedule 3.23(a) of the Disclosure Schedules and except as would not have a Material Adverse Effect, (i) each of the Permits is in full force and effect, (ii) each of the Companies is in full compliance with the terms, provisions and conditions thereof, (iii) there are no outstanding violations, notices of noncompliance, judgments, consent decrees, orders or judicial or administrative actions, investigations or proceedings adversely affecting any of said Permits, and (iv) no condition (including, without limitation, this Agreement and the Contemplated Transactions) exists and no event has occurred that (whether with or without notice, lapse of time or the occurrence of any other event) would reasonably be expected to result in the suspension or revocation of any of said Permits other than by expiration of the term set forth therein, except in each case where such a suspension or revocation would not reasonably be expected to have a Material Adverse Effect on the Companies.

3.24 Absence of Certain Business Practices.

To the Knowledge of the Companies, neither of the Companies, nor any officer, employee or agent of the Companies, or any other Person acting on their behalf has, directly or indirectly, since the formation of the Companies, given, offered, solicited or agreed to give, offer or solicit any contribution, gift, bribe, rebate, payoff, influence payment, kickback or other payment, regardless of form and whether in money, property or services, to any customer, supplier, governmental employee or other Person who is or may be in a position to help or hinder the Companies in connection with the design, development, manufacture, distribution, marketing, use, sale, acceptance, maintenance or repair of their respective products and services (or assist the Companies in connection with any actual or proposed transaction relating to the products and services of the Companies) (a) that subjected or might have subjected either of the Companies to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (b) that, if not given in the past, might have had a Material Adverse Effect as it relates to the products and services of the Companies, (c) that, if not continued in the future, might have a Material Adverse Effect, or subject the Companies to suit or penalty in any private or governmental litigation or proceeding, (d) for any purposes described in Section 162(c) of the Code, or (e) for the purpose of establishing or maintaining any concealed fund or concealed bank account.

3.25 Litigation.

(a) Except as set forth on Schedule 3.25(a) of the Disclosure Schedules, there are no:

(i) actions, suits, claims, trials, written demands, investigations, arbitrations, or other proceedings (whether or not purportedly on behalf of the businesses of the Companies), pending or threatened against or with respect to the Companies, or their respective properties or businesses, but in all events including D&O Indemnification Claims pending or threatened against or with respect to the Companies or their respective properties or businesses; or

(ii) outstanding judgments, orders, decrees, writs, injunctions, decisions, rulings or awards against or with respect to the Companies, or their respective properties or businesses.

(b) Neither of the Companies (nor the businesses of either of them) are in default with respect to any judgment, order, writ, injunction, decision, ruling, decree or award of any Governmental Authority. Except as set forth on Schedule 3.25(b) of the Disclosure Schedules, there is no reasonable basis for a claim against the Companies relating to defective design, material, or performance.

(c) Schedule 3.25(c) of the Disclosure Schedules contains a true and complete description of all indemnification obligations of the Companies, including a description in reasonable detail of any such obligation for which the indemnitee has given notice of a claim or in connection with which there exits any facts that would reasonably cause it to believe an indemnification claim will be made.

3.26 Personnel Matters.

(a) True, accurate, and complete lists of all of the directors, officers, and employees of each of the Companies, as of May 4, 2006 (collectively, “Personnel”) and their positions are included on Schedule 3.26(a) of the Disclosure Schedules. True and complete information concerning the respective salaries, wages, and other compensation paid by the applicable Company during 2004 and 2005 as well as dates of employment, and date and amount of last salary increase, of such Personnel has been provided previously to FAAC.

(b) All bonuses and other compensation owed by the Companies to their respective employees and consultants for periods prior to December 31, 2005, have been paid in full and all compensation owed and due by the Companies to their respective employees and Consultants for periods after December 31, 2005 is paid and current (other than bonuses).

(i) A bonus pool (the “Bonus Pool”) for fiscal year 2006 has been established (which is shown and accrued for with adequate revenues on the Interim Financials) from which bonuses are to be paid to certain employees of the Companies if and when such bonuses are determined by the Companies’ management at the end of the Companies’ 2006 fiscal year (the “Employee Bonuses”).

(ii) Certain employees of the Companies are entitled to “Phantom Membership Interest Appreciation Rights” that are due and payable in full on the Closing Date (the “Phantom Membership Interest Plan”). Schedule 3.26(b) of the Disclosure Schedules shows the employees participating in the Phantom Membership Interest Plan and the amounts payable at Closing for each such participant. At Closing the Companies shall be responsible for paying all sums due under the Phantom Membership Interest Plan and deliver to FAAC releases for each participant in the Phantom Membership Interest Plan in the form allocated hereafter as Exhibit I (the “Phantom Membership Interest Release”).

(iii) The Estimated Closing Balance Sheet shall include reserves for the Bonus Pool and the payment of all sums due at Closing under the Phantom Membership Interest Plan.

(c) There are no disputes, grievances, or disciplinary actions pending, or, to the Knowledge of the Companies, threatened, by or between either of the Companies and any Personnel.

(d) All personnel policies and manuals of the Companies are listed on Schedule 3.26(d) of the Disclosure Schedules, and true, accurate, and complete copies of all such written personnel policies and manuals have been provided to FAAC.

(e) Except for the Employee Bonuses or as otherwise listed on Schedule 3.26(e) of the Disclosure Schedules, neither of the Companies is a party to any:

(i) management, employment, consulting, or other agreement with any Personnel or other person providing for employment or payments over a period of time or for termination or severance benefits, whether or not conditioned upon a change in control of the Companies;

(ii) bonus, incentive, deferred compensation, severance pay, profit-sharing, stock purchase, stock option, benefit, or similar plan, agreement, or arrangement, whether written or unwritten;

(iii) collective bargaining agreement or other agreement with any labor union or other Personnel organization (and no such agreement is currently being requested by, or is under discussion by management with, any Personnel or others); or

(iv) other employment contracts, non-competition agreement, or other compensation agreement or arrangement affecting or relating to Personnel or former Personnel of the Companies, whether written or unwritten.

(f) To the Knowledge of the Companies and except as otherwise disclosed on Schedule 3.26(f) of the Disclosure Schedules, there do not exist any facts that would give reasonable cause to believe that there will occur a discontinuation after the Closing Date of any currently existing employment situation of any executive and managerial Personnel with respect to either of the Companies on the currently existing terms.

(g) No officer, director, agent or employee of, or Consultant to, either of the Companies is bound by any contract or agreement that purports to limit the ability of such officer, director, agent, employee, or Consultant to (i) engage in or continue in any conduct, activity, or practice relating to the business of either of the Companies or (ii) assign to the Companies or to any other Person any rights to any Intellectual Property or any Intellectual Property Right.

(h) Except as otherwise disclosed on Schedule 3.26(h) of the Disclosure Schedules, no leased employee, as defined in Code Section 414(n), or independent contractor performs service for either of the Companies.

3.27 Labor Matters.

(a) Neither of the Companies is obligated by, or subject to, any order of the National Labor Relations Board or other labor board or administration, or any unfair labor practice decision.

(b) Neither of the Companies is a party or subject to any pending or, to the Knowledge of the Companies, threatened labor or civil rights dispute, controversy or grievance or any unfair labor practice proceeding with respect to claims of, or obligations of, any employee or group of employees. Neither of the Companies has received any notice that any labor representation request is pending or is threatened with respect to any employees of either of the Companies.

(c) Each of the Companies is in compliance with all applicable Laws and affirmative action programs respecting employment and employment practices, terms and conditions of employment and wages and hours, including but not limited to Executive Order 11246, as amended, the Workers’ Adjustment Retraining Notification Act and the Service Contract Act. This Section 3.27 does not extend to “ERISA” as defined in Section 3.28.

(d) No present or former employee of the Companies has any claim against the Companies (whether under Federal or state law, pursuant to any employment agreement, or otherwise) on account of, or for: (i) overtime pay, other than for the current payroll period; (ii) wages or salary (excluding bonuses and amounts accruing under any pension or profit-sharing plan, including but not limited to any Pension Plan or Welfare Plan (as such terms are defined in Section 3.28)) for a period other than the current payroll period; (iii) vacation, time off or pay in lieu of vacation or time off, other than vacation or time off (or pay in lieu thereof) earned in respect of the current or past fiscal year or accrued on the most recent balance sheet for the Companies, or (iv) payment under any applicable workers’ compensation law.

3.28 ERISA.

(a) Capitalized terms used in this Section 3.28 that are not otherwise defined in this Agreement shall have the meanings set forth below:

(i) “Benefit Arrangement” means any compensation or employment program (other than a Pension Plan or Welfare Plan), including but not limited to, any fringe benefit, incentive compensation, bonus, severance, deferred compensation and supplemental executive compensation plan that either of the Companies maintains or to which either of the Companies or any ERISA Affiliate contributes or has any obligation to contribute, or with respect to which either of the Companies or any ERISA Affiliate has any liability.

(ii) “ERISA” means the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time, as well as any rules and regulations promulgated thereunder by any Governmental Authority, as from time to time in effect.

(iii) “ERISA Affiliate” means a corporation that is a member of a controlled group of corporations with either of the Companies within the meaning of Code Section 414(b), a trade or business that is under common control with either of the Companies within the meaning of Code Section 414(c), or a member of an affiliated service group with either of the Companies within the meaning of Code Sections 414(m) or (o), including any such Entity that was an ERISA Affiliate at any time.

(iv) “PBGC” means the Pension Benefit Guaranty Corporation.

(v) “Pension Plan” means any employee pension benefit plan (as defined in ERISA Section 3(2)) either Company or an ERISA Affiliate maintains or to which either of the Companies or an ERISA Affiliate contributes or has any obligation to contribute, or with respect to which either of the Companies or an ERISA Affiliate has any liability.

(vi) “Plan” means any Pension Plan, any Welfare Plan, and any Benefit Arrangement.

(vii) “Welfare Plan” means any employee welfare benefit plan (as defined in ERISA Section 3(1)) that either Company or an ERISA Affiliate maintains or to which either Company or an ERISA Affiliate contributes or has any obligation to contribute, or with respect to which either Company or an ERISA Affiliate has any liability.

(b) Schedule 3.28(b) of the Disclosure Schedules sets forth a list of: (i) each Pension Plan; (ii) each Welfare Plan; and (iii) each Benefit Arrangement.

(c) the Companies have delivered to FAAC true, accurate and complete copies of (i) the documents comprising each Plan (or, with respect to any Plan that is unwritten, a detailed written description of eligibility, participation, benefits, funding arrangements, assets and any other matters that relate to the obligations of the Companies or any ERISA Affiliate); (ii) all trust agreements, insurance contracts or any other funding instruments related to the Plans; (iii) all rulings, determination letters, no-action letters or advisory opinions from the IRS, the U.S. Department of Labor, the PBGC or any other Governmental Authority that pertain to each Plan and any open requests therefor; (iv) the most recent actuarial and financial reports (audited and/or unaudited) and the annual reports filed with any Governmental Authority with respect to the Plans during the most recent three years; and (v) all summary plan descriptions, summaries of material modifications, and memorandum, employee handbooks and other written communications regarding the Plans.

(d) Neither of the Companies has, at any time within six (6) years prior to the Effective Date, sponsored, maintained or contributed to a Pension Plan subject to Title IV of ERISA, a multiemployer plan (as defined in ERISA Section 3(37)), or a voluntary employees’ beneficiary association, as defined in Code Section 501(c)(9) (a “VEBA”).

(e) Full payment has been made of all amounts that are required under the terms of each Plan to be paid as contributions with respect to all periods prior to the Effective Date and any such amounts that are not required to be so paid under any Welfare Plan, including any vacation pay plan, have been accrued on the Financial Statements.

(f) No prohibited transaction within the meaning of ERISA Section 406 or Code Section 4975 has occurred with respect to any Pension Plan as of the date of this Agreement, other than a transaction to which a statutory or administrative exemption has been granted.

(g) Except as set forth on Schedule 3.28(g) of the Disclosure Schedules, the form of each Pension Plan and Welfare Plan is in compliance with the applicable terms of ERISA, the Code, and any other applicable laws, including, but not limited to, the Americans with Disabilities Act of 1990, the Family Medical Leave Act of 1993, the Health Insurance Portability and Accountability Act of 1996, the Uruguay Round Agreements Act, the Small Business Job Protection Act of 1996, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Taxpayer Relief Act of 1997, the Internal Revenue Service Restructuring and Reform Act of 1998, the Community Renewal Tax Relief Act of 2000, and the Economic Growth and Tax Relief Reconciliation Act of 2001, and such plans have been operated in compliance with such laws and the written Plan documents. Neither of the Companies, nor, any fiduciary of a Pension Plan has violated the requirements of Section 404 of ERISA. Except as set forth on Schedule 3.28(g) of the Disclosure Schedules, all required reports and descriptions of the Plans (including Internal Revenue Service Form 5500 Annual Reports, Summary Annual Reports and Summary Plan Descriptions and Summaries of Material Modifications) have been (when required) timely filed with the IRS, the U.S. Department of Labor or other Governmental Authority and distributed as required, and all notices required by ERISA or the Code or any other Laws with respect to the Pension Plans and Welfare Plans have been appropriately given.

(h) Each Pension Plan that is intended to be qualified under Section 401(a) of the Code is subject to a favorable determination letter from the IRS, and to the Knowledge of the Companies there are no circumstances that will or could result in revocation of any such favorable determination letter. Each trust created under any Pension Plan has been determined to be exempt from taxation under Section 501(a) of the Code, and, to the Knowledge of the Companies, there is no circumstance that will result in a revocation of such exemption.

(i) No charge, complaint, action, suit, proceeding, hearing, investigation, claim or demand with respect to a Plan or to the administration or the investment of the assets of any Plan that either of the Companies or any ERISA Affiliate maintains or has maintained, or to which either of the Companies or any ERISA Affiliate contributes or has contributed, for the benefit of any current or former employee (other than routine claims for benefits) is pending or, to the Knowledge of the Companies, threatened that could reasonably be expected to result in a material liability to either of the Companies or any ERISA Affiliate or to such Plan or a fiduciary of such Plan.

(j) Except as required by the Code, the consummation of the transactions contemplated by this Agreement will not accelerate the time of vesting or the time of payment, or increase the amount of compensation due to any director, employee, officer, former employee or former officer of either Company or an ERISA Affiliate.

(k) No written or oral representations have been made to any employee, former employee, or director of either Company or any ERISA Affiliate at any time promising or guaranteeing any employer payment or funding for the continuation of medical, dental, life or disability coverage for any period of time (except to the extent of coverage required under COBRA or other applicable Law).

(l) All nonqualified deferred compensation plans maintained by either or both Companies, to the extent such plans are maintained for the benefit of individuals that are subject to United States Taxes, satisfy the requirements of Section 409A of the Code.

(m) Schedule 3.28(m) of the Disclosure Schedules identifies (i) all Welfare Plans that either or both Companies self insure (each a “Self Insured Plan” and collectively the “Self Insured Plans”); (ii) the administrator of each of the Self Insured Plans, (iii) the limits for each of the Self Insured Plans and (iv) the plan year for each of the Self Insured Plans.

(i) Each of the Self Insured Plans has been maintained in compliance, in all material respects, with its terms.

(ii) There are no actions, suits, or claims (other than routine claims for benefits in the ordinary course) pending or, to the Knowledge of the Companies, threatened, and to the Knowledge of the Companies, there are no facts that reasonably could be expected to give rise to any such claims.

(iii) To the Knowledge of the Companies, there are no benefit claims that either individually or in the aggregate are significantly greater than what the Companies generally experienced in the past.

(n) No act or omission has occurred, with respect to any Plan that would result in any penalty, tax or liability of any kind imposed upon either of the Companies under applicable Law, and to the Knowledge of the Companies, no condition exists that reasonably could be expected to give rise to any such penalty, tax or liability.

3.29 Tax Matters.

Except as set forth Schedule 3.29 of the Disclosure Schedules:

(a) Each of the Companies (i) is a limited liability company under Maryland law, taxable as a partnership under Subchapter K of the Code, (ii) has never made an election to be taxable as a corporation for federal or state income tax purposes, and (iii) has never been a “publicly traded partnership” as defined in Section 7704(b) of the Code. Each member of the Companies has timely reported on their individual income tax returns their share of the items of income and deductions of the Companies as reported to them on the Form K-1’s that they receive from the Companies;

(b) The fiscal year of each of the Companies ends on December 31;

(c) Each of the Members of the Companies is a United States citizen and is a resident of the State of Maryland;

(d) Each of the Companies has duly and timely filed all federal, state, local and foreign Tax reports, statements, documents and returns required to be filed by them (the “Tax Returns”) and has timely paid all taxes and other charges of any kind whatsoever due and payable to federal, state, local or foreign taxing authorities (including, without limitation, those due and payable in respect of the sales, use, properties, income, franchises, licenses, foreign jurisdictions, levies, imposts, occupation, transfers, ad valorem, customs, goods and services, withholding or payrolls of the Companies, including any interest and penalties thereon and additions thereto) (“Taxes”). The Companies are not currently the beneficiary of any extension of time within which to file any Tax Return;

(e) The reserves for Taxes reflected in the December 2005 Balance Sheets of the Companies are adequate and reflect all liability of the Companies for Taxes. Since December 31, 2005, the Companies have not incurred any liability for Taxes outside the ordinary course of business or otherwise inconsistent with past custom and practice;

(f) There are no Tax liens upon any property or assets of the Companies except liens for current Taxes not yet due and payable;

(g) All Tax Returns and amendments thereof filed by the Companies are true, correct and complete in all material respects;

(h) All Taxes that the Companies are or were required by law to withhold or collect have been withheld or collected and, to the extent required, have been timely paid to the proper governmental body or other person;

(i) There are no Tax allocation, indemnity, sharing or similar arrangements with respect to or involving the Companies, and, after the date hereof, the Companies shall not be bound by any such tax sharing agreements or similar arrangements or have any liability thereunder for amounts due in respect of periods on or prior to the Closing Date;

(j) The Companies (i) have never been a partner for Tax purposes with respect to any joint venture, partnership, or other arrangement or contract which is treated as a partnership for income Tax purposes, (ii) do not own a single member limited liability company which is treated as a disregarded entity, (iii) are not a shareholder of a “controlled foreign corporation” as defined in Section 957 of the Code (or any similar provision of state, local or foreign law), and (iv) are not a shareholder of a “passive foreign investment company” within the meaning of Section 1297 of the Code;

(k) The Companies do not have and have not had a permanent establishment in any foreign country, as defined in any applicable Tax treaty or convention between the United States of America and such foreign country;

(l) The Companies have not entered into any transaction identified as a “listed transaction” for purposes of Treasury Regulations section 1.6011-4(b)(2) or 301.6111-2(b)(2) and have not engaged in any reportable transaction within the meaning of Sections 6111 and 6112 of the Code;

(m) There is no contract, plan or arrangement, including but not limited to the provisions of this Agreement, covering any employee or former employee of the Companies that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to the Code;

(n) There is no pending or threatened claim, audit, action, suit, proceeding or investigation against or with respect to (i) Taxes due and payable or claimed to be due by the Companies, or (ii) any Tax Return;

(o) No deficiencies for any Tax relating to the Companies have been claimed, proposed, asserted or assessed (tentatively or definitively) by any governmental or taxing authority, including, without limitation, any sales and/or use Taxes due; and no governmental or taxing authority in any jurisdiction in which either of the Companies does not file Tax Returns has asserted that either of the Companies are, or may be, subject to Tax in that jurisdiction. There are no matters under discussion with any Tax Authority, or known to either of the Companies, with respect to Taxes that are likely to result in an additional liability for Taxes with respect to either of the Companies. The Companies have delivered or made available to Buyer complete and accurate copies of federal, state and local income Tax Returns of the Companies and its predecessors, if any, for the years ended December 31, 2001, 2002, 2003, 2004 and 2005, and complete and accurate copies of all examination reports and statements of deficiencies assessed against or agreed to by the Companies or any predecessors since December 31, 2001, with respect to Taxes of any type. Neither the Companies nor any predecessor has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency, nor has any request been made in writing for any such extension or waiver;

(p) No power of attorney to deal with Tax matters of the Companies is currently in force;

(q) The relevant statute of limitations for the assessment or proposal of a deficiency against the Companies for Taxes has expired for taxable periods ending prior to December 31, 2003;

(r) Any “nonqualified deferred compensation plan” (within the meaning of Section 409A of the Code) to which the Companies are a party has at all times since the effective date of Section 409A of the Code complied in form and in operation with the requirements of paragraphs (2), (3), and (4) of Section 409A(a) of the Code. No event has occurred since the effective date of Section 409A of the Code that would be treated by Section 409A(b) of the Code as a transfer of property for purposes of Section 83 of the Code; and

(s) The Companies have disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code.

3.30 Insurance.

(a) The Companies maintain the general liability, professional liability, product liability, fire, casualty, motor vehicle, workers’ compensation, and other types of insurance shown on Schedule 3.30(a) of the Disclosure Schedules, which insurance is comprised of the types and in the amounts customarily carried by businesses of similar size in the same industry and which are reasonably necessary to adequately insure and protect the assets of the Companies. A list of all claims against such insurance since January 1, 2006 that individually exceed $5,000 in amount and the outcomes or status of such claims is set forth on Schedule 3.29 of the Disclosure Schedules.

(b) The Companies maintain life insurance on those persons in the amounts as indicated on Schedule 3.30(b) of the Disclosure Schedules. With respect to each of the foregoing life insurance policies (i) VTC is the designated beneficiary and (ii) all premiums are current as of the date hereof and there are no premiums due and unpaid as of the date hereof.

3.31 Bank Accounts.

Schedule 3.31 of the Disclosure Schedules sets forth (i) the name of each Person with whom the Companies maintains accounts or safety deposit boxes, (ii) the address where each such account or safety deposit box is maintained, and (iii) the names of all Persons authorized to draw thereon or to have access thereto.

3.32 Powers of Attorney.

(a) Neither of the Companies has given any irrevocable power of attorney (other than such powers of attorney given in the ordinary course of business with respect to routine matters or as may be necessary or desirable in connection with the consummation of the Contemplated Transactions) to any Person for any purpose whatsoever.

(b) Each of the Members jointly and severally represents and warrants to FAAC that such Shareholder has not given any irrevocable power of attorney (other than pursuant to Section 2.6 hereof or other than such powers of attorney given in the ordinary course of business with respect to routine matters or as may be necessary or desirable in connection with the consummation of the Contemplated Transactions) to any Person for any purpose whatsoever with respect to the Companies.

3.33 No Broker.

Except for Evergreen Capital LLC (“Evergreen”), which was retained by the Companies under two separate fee agreements both dated April 6, 2006 (jointly, the “Evergreen Agreement”), neither the Members nor the Companies (or any of their respective Affiliates, directors, officers, employees or agents) has employed or incurred any liability to any broker, finder or agent for any brokerage fees, finder’s fees, commissions or other amounts with respect to this Agreement or the Contemplated Transactions.

3.34 Security Clearances.

To the Knowledge of the Companies, each of the Companies have the proper procedures to conduct business of a classified nature up to the level of their current clearances. The levels and locations of facility clearances are set forth on Schedule 3.34 of the Disclosure Schedules. Schedule 3.34 of the Disclosure Schedules identifies as of the Effective Date any employees whose security clearance, to the Knowledge of the Companies, has been lost or downgraded in the last twenty-four (24) months. Each of the Companies is in compliance in all material respects with applicable agency security requirements, as appropriate, and has in place proper procedures, practices and records to maintain security clearances necessary to perform their current contracts.

3.35 No Unusual Transactions.

Except as expressly contemplated by this Agreement, or as set forth in Schedule 3.35 of the Disclosure Schedules, since December 31, 2005, each of the Companies has conducted its business in the ordinary course and in a manner consistent with past practice and, without limiting the generality of the foregoing, neither of the Companies has:

(a) incurred or discharged any secured or any unsecured liability or obligation (whether accrued, absolute or contingent) other than liabilities and obligations disclosed in the December 2005 Balance Sheet or the Estimated Closing Balance Sheet and liabilities and obligations incurred since December 31, 2005 in the ordinary course of business and in a manner consistent with past practices;

(b) waived or cancelled any claim, account receivable or trade account involving amounts in excess of $25,000 in the aggregate;

(c) made any capital expenditures in excess of $25,000 in the aggregate;

(d) sold or otherwise disposed of or lost any capital asset or used any of its assets other than, in each case, for proper corporate purposes and in the ordinary course of business and in a manner consistent with past practices;

(e) issued any options to purchase any shares of its Equity Interests, or sold or otherwise disposed of any shares of its Equity Interests or any warrants, rights, bonds, debentures, notes or other security;

(f) entered into any transaction, contract, agreement, indenture, instrument or commitment involving amounts in excess of $25,000 in the aggregate other than in the ordinary course of business and in a manner consistent with past practices or in connection with the Contemplated Transactions;

(g) suffered any extraordinary losses whether or not covered by insurance;

(h) modified its charter, bylaws or capital structure;

(i) redeemed, retired, repurchased, purchased, or otherwise acquired its Equity Interests, options to purchase such stock, or any of its other corporate securities;

(j) suffered any material shortage or any material cessation or interruption of inventory shipments, supplies or ordinary services;

(k) entered into an employment agreement or made (i) (A) any increase in the rate or change in the form of compensation or remuneration payable to or to become payable to any of its directors or officers, or (B) any increase in the rate or change in the form of compensation or remuneration payable to or to become payable to any of its employees, licensors, licensees, franchisors, franchisees, distributors, agents, or suppliers, other than such increases or changes in the ordinary course of business and consistent with past practices, or (ii) any bonus or other incentive payments or arrangements with any of its, directors, officers, employees, licensors, licensees, franchisors, franchisees, distributors, agents, suppliers, or customers;

(l) removed any director or terminated any officer except those directors and officers who will resign in accordance with Section 7.8;

(m) entered into, terminated, cancelled, amended or modified any material contract, other than in the ordinary course of business or in connection with the Contemplated Transactions;

(n) made any change in its accounting policies, practices and calculations as utilized in the preparation of the December 2005 Financial Statements;

(o) voluntarily permitted any Person to subject the Membership Interests or the properties of the Companies to any additional Lien;

(p) (i) made any loan or advance to, or (ii) assumed, guaranteed, endorsed or otherwise become liable with respect to the liabilities or obligations of, any Person;

(q) purchased or otherwise acquired any corporate security or other equity interest in any Person;

(r) changed its pricing, credit, or payment policies;

(s) incurred any Indebtedness other than to trade creditors and financial institutions in the ordinary course of business and in a manner consistent with past practices;

(t) except as otherwise required by Law, entered into, amended, modified, varied, altered, or otherwise changed any of the Plans;

(u) changed its banking arrangements and signatories or granted any powers of attorney;

(v) purchased, sold, leased, or otherwise disposed of any of its properties or any right, title or interest therein other than in the ordinary course of business;

(w) failed to maintain its books in a manner that fairly and accurately reflects its income, expenses and liabilities in accordance with applicable accounting standards, including, without limitation, GAAP, and using accounting policies, practices and calculations applied on a basis consistent with past periods and throughout the periods involved;

(x) failed to maintain in full force and effect insurance policies on all of its properties providing coverage and amounts of coverage comparable to the coverage and amounts of coverage provided under its policies of insurance as shown on Schedule 3.30(a) of the Disclosure Schedules;

(y) failed to perform duly and punctually in all material respects all of its contractual obligations in accordance with the terms thereof, except where the failure to do so would not have a Material Adverse Effect as to the Companies;

(z) failed to maintain and keep its properties in good condition and working order, except for ordinary wear and tear;

(aa) materially modified or changed its business organization or materially and adversely modified or changed its relationship with its suppliers, customers and others having business relations with it;

(bb) entered into any contract, or agreement, or arrangement of any kind with a Member or any Affiliate of any Member or the Companies; or modified, amended or expanded any Related Party Transaction without the prior written consent of FAAC; or

(cc) authorized, agreed or otherwise committed to any of the foregoing.

3.36 Full Disclosure.

Neither this Agreement nor any Section, agreement, document or certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which such statements were made. All documents and other papers delivered by or on behalf of the Members and the Companies in connection with this Agreement are true, complete and correct in all material respects.

ARTICLE IV

Representations and Warranties of FAAC

FAAC represents and warrants to the Members:

4.1 Organization and Power.

(a) FAAC is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has full corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Contemplated Transactions.

(b) FAAC has all requisite corporate power to own or lease and operate its properties.

4.2 Authorization and Enforceability.

FAAC’s Board of Directors has duly authorized and approved the execution and delivery of this Agreement and, subject to the approval of FAAC’s shareholders, the execution and delivery of the other Transaction Documents and the consummation of the Contemplated Transactions. As of the Closing Date (a) FAAC will have duly authorized the execution and delivery of and the performance of its obligations under the Transaction Documents and (b) the Transaction Documents will constitute the legal, valid and binding obligation of FAAC and shall be enforceable against FAAC in accordance with its and their terms, respectively, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

4.3 No Violation.

None of the execution, delivery or performance of this Agreement or any of the other Transaction Documents by FAAC and the consummation of the Contemplated Transactions will:

(a) conflict with or violate any provision of the certificate of incorporation, any bylaw or any corporate charter or document of FAAC;

(b) result in the creation of, or require the creation of, any Lien upon any (i) shares of shares of stock of FAAC or (ii) property of FAAC;

(c) result in (i) the termination, cancellation, modification, amendment, violation, or renegotiation of any contract, agreement, indenture, instrument, or commitment pertaining to the business of FAAC, or (ii) the acceleration or forfeiture of any term of payment;

(d) give any Person the right to (i) terminate, cancel, modify, amend, vary, or renegotiate any contract, agreement, indenture, instrument, or commitment pertaining to the business of FAAC, or (ii) to accelerate or forfeit any term of payment; or

(e) violate any Law applicable to FAAC or by which its properties are bound or affected.

4.4 Consents.

None of the execution, delivery or performance of this Agreement by FAAC, nor consummation of the Contemplated Transactions or compliance with the terms of the Transaction Documents will require (a) the consent or approval under any agreement or instrument or (b) FAAC to obtain the approval or consent of, or make any declaration, filing (other than administrative filings with Taxing Authorities, foreign companies registries and the like) or registration with, any Governmental Authority.

4.5 Authorization of Stock Consideration.

The shares of FAAC common stock to be issued pursuant to Section 2.2 to the Members as Stock Consideration, when issued sold and delivered at Closing in accordance with the terms of this Agreement, will (a) be duly authorized, validly issued, fully paid and nonassessable, (b) not be subject to preemptive rights created by statute, FAAC’s certificate of incorporation or bylaws or any agreement to which FAAC is a party or by which FAAC is bound and (c) be free of restrictions on transfer or Liens, other than restrictions on transfer under applicable state and federal securities laws or restrictions or Liens imposed thereon by the Members after the Closing.

4.6 Capitalization.

The authorized capital stock of FAAC consists, and as of Closing will consist, of 50,000,000 shares of common stock and 1,000,000 shares of preferred stock, par value $0.0001 per share, of which, (a) 9,550,000 shares of FAAC’s common stock were issued and outstanding as of May 1, 2006, all of which were duly authorized, validly issued, fully paid and nonassessable, (b) no shares of FAAC common stock were held in the treasury of FAAC, and (c) no shares of FAAC’s preferred stock were outstanding. As of the Effective Date hereof, and as of Closing, except as described in this Section or on Schedule 4.6, (a) there are no outstanding (i) shares of capital stock or other voting securities of FAAC, (ii) securities of FAAC convertible into or exchangeable for shares of capital stock or voting securities of FAAC, (iii) options or other rights to acquire from FAAC, or obligations of FAAC to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of FAAC, and (iv) equity equivalents, interests in the ownership or earnings of FAAC or other similar rights (collectively “FAAC Securities”), and (b) there are no outstanding obligations of FAAC to repurchase, redeem or otherwise acquire any FAAC Securities.

4.7 Public Disclosure Documents.

(a) FAAC has timely filed with, or furnished to, the SEC each form, proxy statement or report required to be filed with, or furnished to, the SEC by FAAC pursuant to the Exchange Act (collectively, with FAAC’s prospectus filed with the SEC on July 13, 2005, as amended to date, the “Public Disclosure Documents”). The Public Disclosure Documents, as amended prior to the date hereof, complied, as of the date of their filing with the SEC, as to form in all material respects with the requirements of the Exchange Act and Securities Act, as applicable. The information contained or incorporated by reference in the Public Disclosure Documents was true, complete and correct in all material respects as of the respective dates of the filing thereof with the SEC; and, as of such respective dates, the Public Disclosure Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b) The financial statements of FAAC included in the Public Disclosure Documents have been prepared in accordance with the published rules and regulations of the SEC and in conformity with GAAP applied on a consistent basis throughout the periods indicated therein, except as may be indicated therein or in the notes thereto, and presented fairly, in all material respects, the consolidated financial position of FAAC as of the dates indicated, and the consolidated results of the operations and cash flows of FAAC for the periods therein specified (except in the case of quarterly financial statements for the absence of footnote disclosure and subject, in the case of interim periods, to normal year-end adjustments).

4.8 Litigation.

There is no action, suit, proceeding, arbitration, claim, investigation or inquiry pending or, to FAAC’s Knowledge, threatened by or before any governmental body or other forum against the FAAC that (i) would reasonably be expected to have a Material Adverse Effect as to FAAC, (ii) that questions the validity of this Agreement or (iii) that seeks to prohibit, enjoin or otherwise challenge the Contemplated Transactions.

4.9 Brokers.

FAAC has not entered into any contract or other understanding with any Person, which may result in the obligation of FAAC to pay any finder’s fee, commission or other like payment in connection with this Agreement and the Contemplated Transactions.

4.10 Full Disclosure.

Neither this Agreement nor any Section, agreement, document or certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which such statements were made. All documents and other papers delivered by or on behalf of the FAAC in connection with this Agreement are true, complete and correct in all material respects.

ARTICLE V

Covenants

5.1 Conduct of the Companies.

Except as contemplated by this Agreement, during the period from the Effective Date to the Closing Date, the Members will cause the Companies to conduct their business and operations in the ordinary course and, to the extent consistent therewith, to use reasonable efforts to preserve their respective current relationships with customers, employees, suppliers and others having business dealings with them. Accordingly, and without limiting the generality of the foregoing, during the period from the date of this Agreement to the Closing Date, without the prior written consent of FAAC, neither the Companies or the Members will take, and the Members will not permit the Companies to take, any action that would cause the representations set forth in Section 3.35 not to be true as of the Closing Date, except as expressly contemplated by this Agreement.

5.2 Access to Information Prior to the Closing; Confidentiality.

(a) During the period from the Effective Date through the Closing Date, the Members will cause the Companies to give FAAC and its authorized representatives reasonable access during regular business hours to all offices, facilities, books and records of the Companies as FAAC may reasonably request; provided, however, that (i) FAAC and its representatives shall take such action as is deemed necessary in the reasonable judgment of the Members to schedule such access and visits through a designated officer(s) of the Companies and in such a way as to avoid disrupting the normal business of the Companies, (ii) the Companies shall not be required to take any action that would constitute a waiver of the attorney-client or other privilege and (iii) the Companies need not supply FAAC with any information that, in the reasonable judgment of the applicable Company is under a contractual or legal obligation not to supply, including, without limitation, as a result of any governmental or defense industrial security clearance requirement or program requirements of any Governmental Authority prohibiting certain persons from sharing information; provided, however, each of the Companies and the Members will use their respective reasonable efforts to enable FAAC to receive such information.

(b) FAAC will hold and will cause its employees, agents, affiliates, consultants, representatives and advisors to hold any information that it or they receive in connection with the activities and transactions contemplated by this Agreement in strict confidence in accordance with and subject to the terms of the Confidentiality Agreement dated as of January 16, 2006 between FAAC, the Members and the Companies (the “Confidentiality Agreement”).

5.3 Best Efforts.

Subject to the terms and conditions of this Agreement, each of the parties hereto will use its best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by this Agreement at the earliest practicable date.

5.4 Consents.

Without limiting the generality of Section 5.3 hereof, each of the parties hereto will use its best efforts to obtain all licenses, permits, authorizations, consents and approvals of all third parties and governmental authorities necessary in connection with the consummation of the transactions contemplated by this Agreement prior to the Closing. Each of the parties hereto will make or cause to be made all filings and submissions under laws and regulations applicable to it as may be required for the consummation of the transactions contemplated by this Agreement. FAAC, the Members and the Companies will coordinate and cooperate with each other in exchanging such information and assistance as any of the parties hereto may reasonably request in connection with the foregoing.

5.5 Access to Books and Records Following the Closing.

Following the Closing, FAAC shall permit the Members and their authorized representatives, during normal business hours and upon reasonable notice, to have reasonable access to, and examine and make copies of, all books and records of the Companies and/or FAAC that relate to transactions or events occurring prior to the Closing or transactions or events occurring subsequent to the Closing that are related to or arise out of transactions or events occurring prior to the Closing; provided, however, (a) that the Members and their representatives shall take such action as is deemed necessary in the reasonable judgment of FAAC and the Companies to schedule such access and visits through a designated officer of the Companies and in such a way as to avoid disrupting the normal business of FAAC and/or the Companies, (b) neither FAAC nor the Companies shall be required to take any action that would constitute a waiver of the attorney-client or other privilege and (c) neither FAAC nor the Companies need supply the Members, or their representatives, with any information which, in the reasonable judgment of FAAC or the Companies (as the case may be) is under a contractual or legal obligation not to supply, including, without limitation, as a result of any governmental or defense industrial security clearance requirement or program requirements of any Governmental Authority prohibiting certain persons from sharing information. FAAC agrees that it shall retain and shall cause the Companies to retain all such books and records for a period of seven years following the Closing, or for such longer period following the Closing as may be required by applicable Law.

5.6 Members’ Post-Closing Confidentiality Obligation.

Following the Closing, except as otherwise expressly provided in this Agreement or in other agreements delivered in connection herewith, the Members shall, and shall cause their respective Affiliates, officers agents and representatives, as applicable to, (a) maintain the confidentiality of, (b) not use, and (c) not divulge, to any Person any confidential or proprietary information of the Companies, except with the prior written consent of FAAC or to the extent that such information is required to be divulged by legal process, except as may reasonably be necessary in connection with the performance of any indemnification obligations under this Agreement or except as may be required by Law; provided, however, that the foregoing limitations shall not apply to information that (i) otherwise becomes lawfully available to the Members, or their respective Affiliates, officers agents and representatives after the Closing Date on a nonconfidential basis from a third party who is not under an obligation of confidentiality to FAAC or the Companies or (ii) is or becomes generally available to the public without breach of this Agreement by the Members, or their respective Affiliates, officers agents and representatives.

5.7 Expenses.

(a) Except as otherwise provided in this Section 5.7, each of the parties shall bear its own expenses related to the Contemplated Transactions. Notwithstanding the foregoing, all compensation due Evergreen and other third-party costs of the Members or the Companies with respect to the Contemplated Transactions and other the amounts referred to on Schedule 5.7 of the Disclosure Schedules, including, but not limited to all payments under the Phantom Membership Interest Plan due at Closing and otherwise to terminate the Phantom Membership Interest Plan (collectively, the “Members’ Transaction Costs”) shall be the responsibility of the Members and, to the extent payable at Closing, and not otherwise paid by the Members, shall be paid at Closing in accordance with Section 5.8(a).

(b) Notwithstanding the foregoing, the obligation to pay Taxes shall be allocated pursuant to Section 5.11 rather than this Section 5.7.

5.8 Certain Closing Payments.

(a) The Members shall be obligated to repay all Indebtedness of the Companies as of the Closing (other than the Assumed Debt). In connection with the Closing, FAAC shall repay out of the Cash Consideration, on behalf of the Members, (i) all Indebtedness of the Companies remaining outstanding (other than the Assumed Debt), and (ii) all Members’ Transaction Costs. To the extent the amount of any such payment can be determined, and paid, at or prior to the Closing, then a downward adjustment shall be made in the Cash Consideration paid at Closing equal to such amount. In the event any such payment cannot be determined or paid at or prior to Closing, then (i) the parties to the Escrow Agreements shall instruct the Escrow Agent to pay any such amount (from the Balance Sheet Escrow to the extent of any Balance Sheet Escrow Property and then from the General Indemnity Escrow) to FAAC within three (3) Business Days of determination (which may be through delivery of an invoice) and (ii) the Members hereby agree and covenant that they shall be jointly and severally responsible for and shall immediately deposit in the General Indemnity Escrow cash in the amount of the distributions made from the Escrowed Property to cover costs the Members are responsible for under this Section 5.8.

(b) It is the intent of the parties that all Members shall be deemed to have repaid any and all loans outstanding and owing by any of the Members to the Companies as of the Closing Date. Notwithstanding anything in this Agreement to the contrary, the Members’ Representative shall be permitted to make, or direct, non-pro rata distributions of the Cash Consideration to the Members in order to account for any such deemed repayments.

(c) The Members hereby instruct FAAC and FAAC hereby agrees that 67,825 shares of FAAC common stock (the “Evergreen Stock Payment Amount”) otherwise payable to Gallagher and Rosato pursuant to Section 2.2(d) above, shall be issued, on Rosato’s and Gallagher’s behalf, to Evergreen, or such other recipients as may be identified in writing by Evergreen on or before the Closing Date as partial payment of the fees due Evergreen under the Evergreen Agreement (the “Evergreen Stock Payment”).

(i) As a condition to receiving the Evergreen Stock Payment, Evergreen and any other recipients identified by Evergreen, shall be required to sign a Lock Up Agreement and Acquisition Agreement in the form attached hereto as Exhibit J.

(ii) The shares of FAAC’s common stock to be issued pursuant to this Agreement as the Evergreen Stock Payment (A) have not been, and will not be at the time of issuance, registered under the Securities Act, and will be issued in a transaction that is exempt from the registration requirements of the Securities Act and (B) will be “restricted securities” under the federal securities laws and cannot be offered or resold except pursuant to registration under the Securities Act or an available exemption from registration. All certificates evidencing the Stock Consideration shall bear, in addition to any other legends required under applicable securities laws, the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION.”

5.9 No Solicitation of Competitive Transactions.

From the date of this Agreement until the Closing, or, if earlier, the termination of this Agreement in accordance with its terms, each of the Companies and each of the Members agrees that they will not, directly or indirectly, through any officer, director, employee, representative or agent or any of their affiliates, (i) solicit, initiate, entertain or encourage any inquiries or proposals that constitute, or could lead to, a proposal or offer for a merger, consolidation, business combination, recapitalization, sale of substantial assets, sale of a substantial percentage of shares of capital stock (including, without limitation, by way of a public offering or private placement), joint venture or similar transactions involving the Companies or any of its subsidiaries, other than a transaction with FAAC and/or its affiliates (any of the foregoing inquiries or proposals being referred to herein as an “Acquisition Proposal”), (ii) engage in negotiations or discussions concerning, or provide any non-public information to any person or entity relating to, any Acquisition Proposal, or (iii) agree to, approve or recommend any Acquisition Proposal. The Members will notify FAAC immediately (and not later than twenty-four (24) hours) after receipt of any Acquisition Proposal or any request for non-public information in connection with an Acquisition Proposal or for access to the properties, books or records of the Companies by any person or entity that informs the Members or the Companies that it is considering making or has made an Acquisition Proposal. Such notice shall be made orally (and shall be confirmed in writing) and, subject to existing confidentiality, nondisclosure or other similar agreements, shall indicate the identity of the party making the proposal and the material terms and conditions of such proposal, inquiry or contract. The Members and the Companies will prevent, as applicable any of their respective directors, officers, affiliates, representatives or agents (each a “Representative”) from taking any action prohibited hereby if taken by the Members or the Companies. If the Members or either of the Companies learns of any such action taken by a Representative, the Member(s) or Companies will immediately advise FAAC and provide the information specified herein.

5.10 Personnel.

(a)Except as otherwise provided in Section 5.10(e), FAAC intends that all Personnel employed by the Companies as of the Closing Date, shall have the opportunity to continue as an employee of FAAC following the Closing Date. For purposes of this Agreement, the Companies’ Personnel as of the Closing Date shall be categorized sometimes as (i) the senior executives (consisting of Thomas P. Rosato and Gerard J. Gallagher, the “Senior Executives”), (ii) the “Key Employees” (which shall mean and refer to those employees identified by FAAC on a written list previously provided to the Companies and Members) and (iii) the “Non-Key Employees” (which shall refer to all personnel other than the Senior Executives and the Key Personnel).

(b)Simultaneously with the execution of this Agreement, each of the Senior Executives shall enter into employment agreements with FAAC in the form attached hereto as Exhibits K-1 and K-2 (jointly, the “Senior Executives Employment Agreements”) with effectiveness contingent only on Closing.

(c) Not less than fifty percent (50%) of the Key Employees shall enter into employment agreements with FAAC in the form attached hereto as Exhibit L (the “Key Employee Employment Agreement”) with effectiveness contingent only upon Closing.

(d) From and after the Closing Date, the Senior Executives, any Key Employee who signs a Key Employee Employment Agreement and the Non-Key Employees shall be given (to the extent he or she elects to participate and it is permitted by Law), credit for past service with either of the Companies for purposes of participation and vesting in any employee benefit plan offered by FAAC.

5.11 Certain Tax Matters.

(a) Purchase Price allocation.

The Purchase Consideration, as adjusted, and other amounts treated as purchase price for income tax purposes will be allocated among the assets of the Companies shall be mutually agreed to by FAAC and the Members within thirty (30) days after the Closing. FAAC, the Companies and the Members shall use this allocation to prepare and file Internal Revenue Service Form 8594 and any other tax returns, and no party to this Agreement may take any inconsistent position. The parties to this Agreement shall cooperate in preparing, executing and filing with the Internal Revenue Service all necessary information returns required by Section 1060 of the Code. On or before the 60th day after the Closing Date, FAAC shall send the Members a draft of Internal Revenue Service Form 8594 containing FAAC’s proposed allocation of the Purchase Price among the Transferred Assets, defined under Section 1060 of the Tax Code. Within 10 days after receipt of Form 8594, the Members’ Representative shall notify FAAC whether it disagree with the proposed allocation and, if the Members’ Representative disagrees, the parties to this Agreement shall make a good faith attempt to reach an agreement.

(b) Tax Periods Ending on or Before the Closing Date.

The Members shall prepare, or cause to be prepared, and file, or cause to be filed, on a timely basis (in each case, at their sole cost and expense) and on a basis reasonably consistent with past practice, all Tax Returns with respect to the Companies for taxable periods ending on or prior to the Closing Date and required to be filed thereafter (the “Prior Period Returns”). The Members shall provide a draft copy of such Prior Period Returns to FAAC for its review at least fifteen (15) Business Days prior to the due date thereof. FAAC shall provide its comments to the Members at least five Business Days prior to the due date of such returns and the Members shall make all changes requested by FAAC in good faith (unless the Members are advised in writing by the independent outside accountants or attorneys that such changes (i) are contrary to applicable Law, or (ii) will, or are likely to, have a material adverse effect on the Members (provided that the Members agree to make any such changes notwithstanding the application of this clause (ii) if the changes are consistent with applicable Law and past practices of the Companies)). Except as provided in Section 5.11(c), and only to the extent such Taxes have not been accrued or otherwise reserved for on the Closing Balance Sheets (and specifically reflected in Closing Net Working Capital), the Members shall pay, or cause to be paid, all Taxes with respect to the Companies shown to be due on such Prior Period Returns. In the event that the Members for any reason fail to make the payment contemplated in the previous sentence, then FAAC may bring an indemnification claim under ARTICLE IX.

(c) Tax Periods Beginning Before and Ending After the Closing Date.

(i) FAAC shall prepare or cause to be prepared and file or cause to be filed, on a basis reasonably consistent with past practice, any Tax Returns of the Companies for Tax periods that begin before the Closing Date and end after the Closing Date (collectively, the “Straddle Periods” and each a “Straddle Period”). FAAC shall permit the Members’ Representative to review and comment on each such Tax Return described in the preceding sentence prior to filing, and FAAC shall make all changes reasonably requested by the Companies in good faith (unless FAAC is (A) advised in writing by its independent outside accountants or attorneys that such changes are contrary to applicable Law or (B) will, or are likely to, have a material adverse effect on FAAC or any of its Affiliates (provided that FAAC agrees to make any such changes notwithstanding the application of this clause (B) if the changes are consistent with applicable Law and past practices of the Companies)). Within fifteen (15) days after the date on which FAAC pays any Taxes of the Companies with respect to any Straddle Period, the Members shall, to the extent such Taxes have not been accrued or otherwise reserved for on the Closing Balance Sheets (and specifically reflected in the Closing Net Working Capital), pay to FAAC the amount of such Taxes that relates to the portion of such Straddle Period ending on the Closing Date (the “Pre-Closing Tax Period”). In the event that the Members for any reason fail to make the payment contemplated in the previous sentence, then FAAC may bring an indemnification claim under ARTICLE IX.

(ii) For purposes of this Agreement:

(A) In the case of any gross receipts, income, or similar Taxes that are payable with respect to a Straddle Period, the portion of such Taxes allocable to (1) the Pre-Closing Tax Period and (2) the portion of the Straddle Period beginning on the day next succeeding the Closing Date (the “Post-Closing Tax Period”) shall be determined on the basis of a deemed closing at the end of the Closing Date of the books and records of the Companies.

(B) In the case of any Taxes (other than gross receipts, income, or similar Taxes) that are payable with respect to a Straddle Period, the portion of such Taxes allocable to the portion of the Straddle Period prior to the Closing Date shall be equal to the product of all such Taxes multiplied by a fraction the numerator of which is the number of days in the Straddle Period from the commencement of the Straddle Period through and including the Closing Date and the denominator of which is the number of days in the entire Straddle Period; provided, however, that appropriate adjustments shall be made to reflect specific events that can be identified and specifically allocated as occurring on or prior to the Closing Date (in which case the Members shall be responsible for any Taxes related thereto) or occurring after the Closing Date (in which case, FAAC shall be responsible for any Taxes related thereto).

(ii) FAAC shall be responsible for (A) any and all Taxes with respect to the Pre-Closing Tax Period of any applicable Straddle Period to (but only to) the extent such Taxes have been accrued or otherwise reserved for on the Closing Balance Sheet and (B) any Taxes with respect to the Post-Closing Tax Period of the Straddle Periods.

(d) Cooperation on Tax Matters.

(i) FAAC and the Members shall cooperate fully, as and to the extent reasonably requested by any party, in connection with the filing of Tax Returns pursuant to this Section and any audit, litigation, or other proceeding with respect to Taxes. Such cooperation shall include the retention and (upon the other party’s request) the provision of records and information reasonably relevant to any such audit, litigation, or other proceeding and making their respective employees, outside consultants and advisors available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. FAAC and the Members agree (A) to retain all books and records with respect to Tax matters pertinent to the Companies relating to any taxable period beginning before the Closing Date until the expiration of the statute of limitations (and, to the extent notified by FAAC or the Members’ Representative, any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any taxing authority, and (B) to give the other reasonable written notice prior to transferring, destroying or discarding any such books and records and, if the other so requests, FAAC or the Members, as the case may be, shall allow one of the others to take possession of such books and records.

(ii) FAAC and the Members further agree, upon request, to use their best efforts to obtain any certificate or other document from any Governmental Authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including, but not limited to, with respect to the transactions contemplated hereby).

(iii) FAAC and the Members further agree, upon request, to provide the other party with all information that either party may be required to report pursuant to Section 6043 of the Code and all Treasury Department Regulations promulgated thereunder.

(e) Certain Taxes. All transfer, documentary, sales, use, stamp, registration and other such Taxes and fees (including any penalties and interest) incurred in connection with the Contemplated Transactions (including any transfer or similar tax imposed by any governmental authority) shall be shared equally between FAAC on the one hand and the Members on the other, and each shall be responsible for one-half of such Taxes. The party required by Law to do so will file all necessary Tax Returns and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other Taxes and fees, and, if required by applicable Law, the other parties will join in the execution of any such Tax Returns and other documentation.

(f) Indemnification and Tax Contests. FAAC’s and the Members’ indemnification obligations with respect to the covenants in this Section 5.11 together with the procedures to be observed in connection with any Tax Contest shall be governed by ARTICLE IX.

5.12 Public Announcements.

None of FAAC, the Companies or the Members, will issue any press release or make any public statement with respect to this Agreement or the Contemplated Transactions, or disclose the existence of this Agreement to any Person or entity, prior to the Closing and, after the Closing, will not issue any such press release or make any such public statement without the prior consent of the other parties (which consent shall not be unreasonably withheld or delayed), subject to any applicable disclosure obligations pursuant to Applicable Law provided that if FAAC proposes to issue any press release or similar public announcement or communication in compliance with any such disclosure obligations and related to the Contemplated Transactions, FAAC shall use commercially reasonable efforts to consult in good faith with the Members’ Representative before doing so.

5.13 Communications with Customers and Suppliers.

The Members’ Representative and FAAC will mutually agree upon all communications with suppliers and customers of the Companies relating to this Agreement and the Contemplated Transactions prior to the Closing Date.

5.14 Evergreen Agreement.

All compensation due Evergreen with respect to the Contemplated Transactions (collectively, the “Evergreen Fees”), whether under the Evergreen Agreement or otherwise, is the Members’ responsibility. The Members’ shall deliver to FAAC at the Closing a release signed by Evergreen and in form reasonably satisfactory to FAAC (the “Evergreen Release”) confirming that the Evergreen Fees have been paid in full and releasing the Companies and FAAC from all liability with respect to the Evergreen Agreement. The Members hereby agree to indemnify and hold FAAC harmless from and against any indemnification claims brought by Evergreen (or any person or entity bringing an indemnification claim through Evergreen) under or with respect to the Evergreen Agreement.

5.15 Covenants Regarding Management of FAAC.

(a) Amended and Restated Bylaws; Senior Management as of Closing. As of the Closing Date (i) FAAC’s Bylaws shall be amended and restated to expand the Board of Directors to nine (9) directors serving three-year staggered terms and (ii) the following people shall have been appointed to the various senior management positions in FAAC indicated to the right of their name:

Harvey L. Weiss	Chairman of the Board of Directors
C. Thomas McMillen	Vice Chairman of the Board of Directors
Thomas P. Rosato	Chief Executive Officer
Gerard J. Gallagher	President/Chief Operating Officer

(b) Voting Agreement. At Closing, the Members agree to sign a Voting Agreement in the form attached hereto as Exhibit M under the terms of which the Members, C. Thomas McMillen and Harvey L. Weiss agree (through the date of FAAC’s 2008 annual Shareholders meeting) to vote their respective shares so as to:

(i) to keep in place the following individuals in the various management positions referenced in Section 5.15(a) above; and

(ii) to support the nomination of and to vote their shares for the appointment of certain directors as described in the Voting Agreement.

Notwithstanding anything to the contrary, contained in this Agreement or the Voting Agreement, the Members acknowledge that decisions with respect to who shall serve as a director of FAAC are subject to the vote of all shareholders and that the appointment of officers is reserved to directors of the corporation exercising their fiduciary responsibility and business judgment and that the Voting Agreement does not guarantee or ensure that the positions for which the shares are to be voted under the Voting Agreement will prevail.

(c) Equity Incentive Plan. Simultaneously with the Closing, FAAC will establish an equity incentive plan that will allow for the issuance of equity rights to key employees of FAAC and the Companies (including the Stock Grant Shares) representing 2,100,000 shares of FAAC common stock (subject to equitable adjustment in the event of a stock split, issuance of additional shares or similar event(s) prior to Closing).

5.16 Welfare Plans

(a) The Estimated Closing Balance Sheet will reflect a reserve, estimated on the basis of past experience and experience through the Closing Date, which will reflect the estimated cost of the Companies’ self-insurance under the Self Insured Plans through the Closing Date. The Companies will fully disclose to FAAC the basis of the computation of the reserves for the Self Insured Plans reflected in the Estimated Closing Balance Sheet. The Companies are in the process of replacing the Self Insured Plans with fully insured plans. In connection with this replacement, the Companies will be required to purchase an insurance “tail” for run-off liability. The Members shall jointly and severally indemnify FAAC, subject to the limitations set forth in ARTICLE IX on the indemnification obligations of the Members, for the amount of medical claims and related administrative costs arising in respect of the run-off period to the extent they exceed accrued reserves therefor as of the Closing Date and are not covered by the “tail” or “stop loss” insurance.

(b) Each of the Companies shall cease to be a participating employer under the Plans sponsored by Chesapeake Tower Systems, Inc. or an Affiliate as of the Closing Date and, prior to the Closing, shall provide Purchaser with written documentation thereof satisfactory to Purchaser.

5.17 Cooperation in Connection with Proxy Materials.

The Companies and the Members will, and will cause their respective Representatives to fully cooperate with FAAC in connection with the preparation of proxy materials, to be filed with the SEC and mailed to the shareholders of FAAC seeking approval of the Contemplated Transactions by the FAAC shareholders (such proxy materials, in the form mailed to the FAAC shareholders, the “Proxy Materials”). Without limiting the generality of the foregoing, the Companies and the Members shall cause the Companies (a) to provide, as soon as reasonably possible after the Effective Date all information required to be disclosed under Item 7 of Form S-4 under the Securities Act in a form that is customarily included in proxy statements (the “Companies’ Information”) and (b) to promptly review the Proxy Material when provided by FAAC. The Members represent and warrant that the Companies’ Information shall not contain any untrue statement of material fact or omit a material fact necessary to make the statements in the Companies’ Information not misleading. Further, the Companies will cause McGladrey & Pullen LLP to deliver to FAAC, as of the date of the Proxy Materials and at the expense of FAAC, letters, addressed to FAAC, in form and substance satisfactory to FAAC and consistent with SAS No. 72, containing statements and information of the type customarily included in auditors’ “comfort letters” with respect to the audited financial statements, unaudited interim financial statements, unaudited pro forma financial information and other financial information of the Companies included in the Proxy Materials.

5.18 Continuing Related Party Transactions.

(a) To the extent that any Continuing Related Party Transactions are modified, amended, or expanded in any fashion, (including, but not limited to the award of new business by either VTC or Vortech) after the Closing, all such modifications, amendments, or expansions shall be expressly contingent upon the prior written approval of the independent members of the FAAC Board of Directors.

(b) Prior to the Closing (i) the lease commitment between VTC and TPR Realty Group III L.L.C. to lease office space for a new corporate headquarters for VTC in Columbia, Maryland (the “VTC Lease Commitment”) shall be reduced to a Deed of Lease (the “New VTC Lease”) in form satisfactory to FAAC in its sole discretion and (ii) the Members shall cause to be obtained from a real estate appraiser an appraisal (the “VTC Lease Appraisal”) indicating that the economic terms of the New VTC Lease are at or below the “market terms” (the appraiser and the VTC Lease Appraisal to be acceptable to FAAC, in its sole discretion). If for any reason (i) the VTC Lease Commitment is not reduced to a Deed of Lease acceptable to FAAC in its sole discretion, or (ii) the Members are unable to produce, prior to Closing, a VTC Lease Appraisal acceptable to FAAC; then the VTC Lease Commitment and New VTC Lease shall be terminated prior to Closing.

(c) The following Continuing Related Party Transactions shall be terminated on or before the dates specified below:

(i) As soon as possible, but in all events, no later than March 31, 2007, Rosato will cease to own any interest of any kind in Chesapeake Tower Systems, Inc. If for any reason Rosato continues to own any interest in Chesapeake Tower Systems, Inc. after March 31, 2007, any and all contracts between the Companies and Chesapeake Tower Systems, Inc. shall be terminable at will by FAAC, or the Companies without penalty, fee, or damages of any kind or nature.

(ii)  As soon as possible, but in all events, no later than December 31, 2007, Rosato will cease to own any interest of any kind in L.H. Cranston Acquisition Group, Inc. If for any reason Rosato continues to own any interest in L.H. Cranston Acquisition Group, Inc. after December 31, 2007, any and all contracts between the Companies and L.H. Cranston Acquisition Group, Inc. shall be terminable at will by FAAC, or the Companies without penalty, fee, or damages of any kind or nature.

(iii) As soon as possible, but in all events, no later than March 31, 2007, Rosato will cease to own any interest of any kind in Telco Power and Cable LLC. If for any reason Rosato continues to own any interest in Telco Power and Cable LLC after March 31, 2007, any and all contracts between the Companies and Telco Power and Cable LLC shall be terminable at will by FAAC, or the Companies without penalty, fee, or damages of any kind or nature.

(d) The Members shall jointly and severally indemnify FAAC for any and all liability, of any kind or nature related to any Continuing Related Party Transactions that (i) do not conform in all respect to the requirements of Section 5.18(a) or (ii) that are terminated on or before the time provided and otherwise pursuant to Section 5.18(c).

(e) The Members shall jointly and severally indemnify FAAC for any and all liability, of any kind and nature, under or with respect to that certain Corporate Guaranty of Lease dated October 26, 2004 by which Vortech Consulting, L.L.C. guaranteed the obligations of S3 Integration, L.L.C. under the terms of a Lease dated October 25, 2004 by and between S3 Integration, L.L.C. and MIE Properties Inc., as amended by a First Amendment dated August 22, 2005.

5.19 Update of Disclosure Schedules.

The Members and the Companies may, at their option, but no later than three (3) Business Days prior to the Closing, deliver to FAAC the Disclosure Schedules updated to the date of Closing (the “Updated Disclosure Schedules”). Any Updated Disclosure Schedules shall be prepared in a manner such that the Updated Disclosure Schedules clearly indicate differences between the Disclosure Schedules as delivered on the Effective Date and the Updated Disclosure Schedules. To the extent that that there are Disclosure Schedule Update Losses, the FAAC Indemnitees shall be entitled to indemnification pursuant to Section 9.2, subject to the limitations of Section 9.2(f).

5.20 Threatened Litigation.

As disclosed on Schedule 5.25 of the Disclosure Schedules the Members and either or both of the Companies have been threatened with litigation by Signia Solutions, Inc. and/or Martin C. Licht (the “Signia Threatened Litigation”). The Members shall jointly and severally indemnify FAAC for any and all liability, of any kind or nature related to the Signia Threatened Litigation (the forgoing indemnification to be deemed to be and treated as an Uncapped and Non-Threshold Indemnification for purposes of Section 9.2(f).

ARTICLE VI

Deliveries by All Parties at Closing

6.1 Conditions to All Parties Obligations.

The obligations of the parties to consummate the Contemplated Transactions are subject to the fulfillment prior to or at the Closing of each of the following conditions (any or all of which may be waived by the parties):

(a) Injunctions. There shall be no order or injunction of a foreign or United States federal or state court or other Governmental Authority of competent jurisdiction in effect precluding, restraining, enjoining or prohibiting consummation of the Contemplated Transactions or otherwise materially limiting or restricting ownership or the operation of the Acquired Business;

(b) Statutes; Consents. No statute, rule, order, decree or regulation shall have been enacted or promulgated after the date hereof by any Governmental Authority of competent jurisdiction which prohibits the consummation of the Contemplated Transactions or otherwise materially limits or restricts ownership or operation of the business of the Companies and all foreign or domestic governmental consents, orders and approvals required for the consummation of the Contemplated Transactions as set forth on Schedule 6.1(b) of the Disclosure Schedules, shall have been obtained and shall be in effect at the Closing and shall not materially limit or restrict ownership or the operation of the business of the Companies;

(c) Escrow Agreements. Each of the parties hereto, together with the Escrow Agent, shall have entered into the Escrow Agreements; and

(d) Litigation. No litigation regarding this Agreement or the Contemplated Transactions shall have commenced or be pending or threatened.

6.2 Conditions to the Members Obligations.

The obligations of the Members to consummate the Contemplated Transactions are subject to the fulfillment at or prior to the Closing of each of the following conditions (any or all of which may be waived in whole or in part by the Members’ Representative).

(a) Representations and Warranties. The representations and warranties of FAAC in this Agreement shall be true and correct in all material respects as of the date when made and at and as of the Closing Date as though such representations and warranties were made at and as of the Closing Date, except for changes permitted under or contemplated by this Agreement.

(b) Performance. FAAC shall have performed and complied with all agreements, obligations, covenants and conditions required by this Agreement to be so performed or complied with by FAAC at or prior to the Closing.

(c) Deliveries. The Members shall have received the deliveries contemplated by ARTICLE VIII.

6.3 Conditions to FAAC’s Obligations.

The obligations of FAAC to consummate the Contemplated Transactions are subject to the fulfillment at or prior to the Closing of each of the following conditions (any or all of which may be waived in whole or in part by FAAC).

(a) Representations and Warranties. The representations and warranties of the Members and the Companies in this Agreement shall be true and correct in all material respects as of the date when made and at and as of the Closing Date as though such representations and warranties were made at and as of the Closing Date, except for those representations and warranties which address matters only as of a particular date (which will be true and correct in all material respects only as of such date), and except for changes permitted under or contemplated by this Agreement.

(b) Performance. The Members and the Companies shall have performed and complied with all agreements, obligations, covenants and conditions required by this Agreement to be so performed or complied with by the Members and the Companies at or prior to the Closing.

(c) No Material Adverse Effect. From December 31, 2005 until the Closing Date, there shall have been no Material Adverse Effect, or the occurrence of an event that has resulted or can reasonably be expected to result in such a change, in the business, operations, properties, contracts, customer relations or condition, financial or otherwise, of either or both of the Companies, other than changes expressly permitted under or contemplated by this Agreement.

(d) Deliveries. FAAC shall have received the deliveries contemplated by ARTICLE VII.

(e) Matters Referred to in Disclosure Schedules. All matters, if any, referred to in the Disclosure Schedules as being taken, in process, or intended to be taken shall have been completed to the reasonable satisfaction of FAAC.

(f) Approval by FAAC Shareholders.  Approval of the Contemplated Transactions by the FAAC shareholders.

(g) Phantom Membership Interest Plan. The Phantom Membership Interest Plan is terminated and Phantom Membership Interest Releases for every participant in the Phantom Membership Interest Plan shall have been executed and delivered to FAAC.

(h) Certain Indebtedness. All Indebtedness of the Companies and their Subsidiaries (including, but not limited to, Indebtedness owed by any one or more of the Companies to officers and directors of the Companies), and all Indebtedness owed by any officers and directors to the Companies, shall be paid in full.

(i) Members’ Transaction Costs. Pursuant to Section 5.8, the Members’ Transaction Costs shall be paid in full.

(j) Comfort Letters. FAAC shall have received “comfort letters,” in customary form, from McGladrey & Pullen LLP dated the date of the Proxy Materials and the Closing Date (or such other date or dates reasonably acceptable to FAAC) with respect to certain financial statements and other financial information included in the Proxy Statement as contemplated by Section 5.17.

(k) Evergreen Release. The execution and delivery to FAAC of the signed Evergreen Release.

(l) Senior Executive Employment Agreements. The execution and delivery of the Senior Executive Employment Agreements.

(m) Key Employee Employment Agreements. The execution and delivery of the Key Employee Employment Agreements from not less than fifty percent (50%) of the Key Employees.

(n) Stock Consideration. The execution and delivery of the Acquisition Agreements, the Registration Rights Agreement, and the Lock Up Agreement.

(o) Voting Agreement. The execution and delivery of the Voting Agreement.

(p) Fairness Opinion. Delivery of an opinion letter, in a form satisfactory to FAAC, issued by FAAC’s financial advisor to the effect that the Contemplated Transactions are fair from a financial point of view.

(q) Termination of Related Party Contracts. The termination of each of the Terminated at Closing Related Party Transactions pursuant to one or more Termination Agreements (collectively the “Related Party Termination Agreements”) acceptable to FAAC.

(r) New VTC Lease and VTC Lease Appraisal. Execution, delivery and approval by FAAC of the New VTC Lease and delivery to and approval by FAAC of the VTC Lease Appraisal; or if either the New VTC Lease or VTC Lease Appraisal are not acceptable to FAAC, the termination of the VTC Lease Commitment and New VTC Lease.

ARTICLE VII

Deliveries by Members and the Companies at Closing

On the Closing Date, the Members and/or the Companies shall deliver or cause to be delivered to FAAC:

7.1 Members’ and the Companies’ Closing Certificate.

A certificate in the form attached hereto as Exhibit N, dated as of the Closing Date, signed by the Members and the Companies certifying that:

(i) the Members and the Companies respectively have performed and complied with all agreements, obligations, covenants and conditions required by this Agreement to be so performed or complied with by each of them, as applicable at or prior to the Closing;

(ii) from the Effective Date until the Closing Date, there has been no Material Adverse Effect, or the occurrence of an event that has resulted or can reasonably be expected to result in such a change, in the business, operations, properties, contracts, customer relations or condition, financial or otherwise, or prospects of each of the Companies, other than changes expressly permitted under or contemplated by this Agreement;

(iii) no suit, action, investigation or other proceeding is pending or threatened before any Governmental Authority that seeks to restrain, prohibit or obtain damages or other relief in connection with this Agreement or consummation of the Contemplated Transactions or that questions the validity or legality of such transactions;

(iv) this Agreement, the execution and delivery of all of the Transaction Documents and the consummation of the Contemplated Transactions have been approved by all necessary Members and company actions on the part of each of the Companies (with copies of all resolutions to be attached to the certificate and to be certified as true and correct in the certificate); and

(v) the representations and warranties of the Members and the Companies set forth in this Agreement are true and correct as of the Closing Date (unless the representation or warranty by its terms is made as of a specific date).

7.2 Consents.

Copies or other evidence reasonably satisfactory to FAAC of the consents and approvals referred to in Section 6.1(b).

7.3 Estimated Closing Balance Sheet.

The Estimated Closing Balance Sheet not less than two (2) Business Days prior to the Closing Date pursuant to Section 2.3(b).

7.4 Resignations of Directors and Officers.

Written resignations, dated as of the Effective Date, of all directors, officers and managers of each of the Companies.

7.5 Termination of Credit Facility/Facilities.

Evidence satisfactory to FAAC that all amounts outstanding under any credit or loan agreements between SunTrust Bank and related agreements and notes have been paid in full or will be paid in full from proceeds of the Contemplated Transaction and that documentation providing for the release of all Liens on the assets of the Companies is available for filing immediately after the Closing.

7.6 Release of Liens.

Except as otherwise contemplated by Section 7.5, evidence satisfactory to FAAC that all Liens on the Companies’ assets have been released or terminated, as the case may be.

7.7 Phantom Membership Interest Releases.

Delivery of the fully executed Phantom Membership Interest Releases.

7.8 Comfort Letters.

Delivery of “Comfort letters” in customary form, from McGladrey & Pullen LLP dated the date of the Proxy Materials and the Closing Date (or such other date, or dates reasonably acceptable to FAAC) with respect to certain financial statements and other financial information included in the Proxy Statement as contemplated by Section 5.17.

7.9 Evergreen Release.

Delivery of the fully executed Evergreen Release.

7.10 Senior Executive Employment Agreements.

Delivery of fully executed Senior Executive Employment Agreements.

7.11 Key Employee Employment Agreements.

Delivery of fully executed Key Employee Employment Agreements from not less than fifty percent (50%) of the Key Employees.

7.12 Stock Consideration Documents.

Delivery of the following documents fully executed by each of the Members: Acquisition Agreements, Registration Rights Agreement and Lock Up Agreement.

7.13 Voting Agreement.

Delivery of fully executed Voting Agreement.

7.14 Escrow Agreements.

Delivery of fully executed Escrow Agreements.

7.15 Related Party Termination Agreements.

Delivery of fully executed Related Party Termination Agreements for each of the Terminated At Closing Related Party Transactions.

7.16 New VTC Lease and VTC Lease Appraisal.

Delivery of the New VTC Lease and VTC Lease Appraisal in form acceptable to FAAC; or if either the New VTC Lease or VTC Lease Appraisal are not acceptable to FAAC, then documents acceptable to FAAC terminating the VTC Lease Commitment and the New VTC Lease.

7.17 Further Instruments.

Such further instruments of assignments, conveyance or transfer or other documents of further assurance as FAAC may reasonably request.

ARTICLE VIII

Deliveries by FAAC at Closing

On the Closing Date, FAAC shall deliver or cause to be delivered to the Members, or to the Escrow Agent, as applicable:

8.1 Officer’s Certificate.

A certificate in the form attached hereto as Exhibit O, dated as of the Closing Date, signed by a senior officer of FAAC certifying that:

(a) FAAC has performed its obligations and complied to the extent applicable with all agreements, obligations, covenants and conditions required by this Agreement to be so performed or complied with by FAAC at or prior to the Closing;

(b) no suit, action, investigation or other proceeding is pending or threatened before any Governmental Authority that seeks to restrain, prohibit or obtain damages or other relief in connection with this Agreement or consummation of the Contemplated Transactions or that questions the validity or legality of such transactions;

(c) this Agreement, the execution and delivery of all of the Transaction Documents and the consummation of the Contemplated Transactions have been approved by FAAC’s board of directors (with copies of all resolutions to be attached to the certificate and to be certified as true and correct in the certificate); and

(d) the representations and warranties of FAAC set forth in this Agreement are true and correct as of the Closing Date (unless the representation or warranty is made as of a specific date).

8.2 Closing Consideration and Escrow Deposits.

Pursuant to Section 2.2, the Closing Consideration shall be delivered to the Members’ Representative and the Escrow Deposits shall be delivered to the Escrow Agent.

8.3 Stock Consideration Documents.

Delivery of the following documents fully executed by FAAC: Acquisition Agreements; Registration Rights Agreement; and Lock Up Agreement.

8.4 Senior Executive Employment Agreement.

Delivery of the Senior Executive Employment Agreement fully executed by FAAC.

8.5 Key Employee Employment Agreements.

Delivery of the Key Employee Employment Agreements fully executed by FAAC.

8.6 Management of FAAC.

Delivery by FAAC of Amended and Restated Bylaws and various resolutions of FAAC’s Board of Directors implementing the provisions of Sections 5.15(a).

8.7 Escrow Agreements.

Delivery of the Escrow Agreements fully executed by FAAC.

8.8 Employee Stock Grants.

Delivery of the Employee Stock Grants.

8.9 Further Instruments.

Such documents of further assurance as the Members may reasonably request.

ARTICLE IX

Survival and Indemnification

9.1 Survival of Representations and Warranties.

(a) Except for the Surviving Representations, the representations and warranties of the Members and the Companies on the one hand, and FAAC, on the other hand, in this Agreement or in any certificate or document delivered on or before the Closing Date, and subsections (a), (b) and (c) of Section 5.16, shall survive any due diligence investigation by or on behalf of the parties hereto and the Closing and shall remain effective until eighteen (18) months following the Closing Date (the “Survival Date”). After the expiration of such period, the representations and warranties shall expire and be of no further force and effect except to the extent that a claim or claims shall have been asserted by FAAC or the Members, as the case may be, with respect thereto on or before the expiration of such period, provided however that the following representations and warranties (collectively the “Surviving Representations”) shall survive the Survival Date until the date specified below.

(i) Claims for indemnification based on breaches of representations and warranties of the Members in Section 3.11(a) (Title to Membership Interests) shall survive the Survival Date and claims for indemnification based on breaches of such representations and warranties may be made at any time following the Closing.

(ii) Claims for indemnification based on breaches of representations and warranties of the Members and the Companies in Sections 3.21 (Compliance with Laws), 3.22 (Environmental Matters), 3.24 (Absence of Certain Business Practices), 3.28 (ERISA) and 3.29 (Tax Matters) shall survive the Survival Date and claims for indemnification based on breaches of such representations and warranties may be made up to the date that is three (3) months after the expiration of the applicable statute of limitations.

(iii) Claims for indemnification based on breaches of representations and warranties of the Members and the Companies in Section 3.18 (Federal and State Government Contracts) with respect to cost reimbursable Government Contracts shall survive the Survival Date and claims based on breaches of such representations and warranties may be made up to the date thirty (30) days after the applicable Governmental Authority has agreed on final indirect cost rates for any fiscal year that began prior to the Closing Date.

(b) The undersigned acknowledge and agree that the covenants contained in this Agreement, including, but not limited to the covenants contained in ARTICLE V above shall survive Closing and are unaffected by this Section 9.1.

9.2 Indemnification.

(a) By FAAC.

(i) Subject to Section 9.2(g), FAAC shall protect, defend, indemnify and hold harmless the Members and their respective agents, representatives, successors and assigns, estates and heirs (“Members Indemnitees”) from and against any losses, damages and expenses (including, without limitation, except as provided in Section 9.2(d), reasonable counsel fees, costs and expenses incurred in investigating and defending against the assertion of such liabilities (collectively “Losses”)) that may be sustained, suffered or incurred by the Members Indemnities, and that are related to (A) any breach by FAAC of its representations and warranties in this Agreement, (B) any breach by FAAC of its covenants, agreements or obligations in, or under, this Agreement, (C) Taxes as provided in paragraph (ii) of this Section 9.2(a) or (D) any liabilities of the Companies following the Closing other than those liabilities for which the Members have agreed to indemnify FAAC pursuant to Section 9.2(b) of this Agreement.

(ii) The obligations of FAAC under paragraph (i) of this Section 9.2(a) shall extend to (A) all Taxes with respect to taxable periods beginning after the Closing Date (including any Taxes with respect to transactions properly treated as occurring on the day after the Closing Date pursuant to Treasury Regulations Section 1.1502-76(b)(1)(ii)(B) or any similar provision of state, local or foreign law) and (B) all Taxes (other than federal income Taxes) with respect to Straddle Periods.

(b) By the Members.

(i) Subject to Sections 9.2(e), 9.2(f), 9.2(h), 9.2(i) and 9.3 the Members jointly and severally shall protect, defend, indemnify and hold harmless FAAC, and the Companies and their respective Affiliates, and their officers, directors, employees, agents, representatives, successors and assigns (“FAAC Indemnitees”) from and against any Losses that may be sustained, suffered or incurred by FAAC Indemnitees and that are related to (A) any breach by the Members or the Companies of their respective representations and warranties in this Agreement (including Disclosure Schedule Update Losses), (B) any breach by the Members or the Companies of covenants and obligations in or under this Agreement, including, but not limited to the Members obligations to make payments to FAAC pursuant to Sections 2.2 and 2.4(e) and the Members’ or the Companies’ obligations pursuant to ARTICLE V (including but not limited to Members’ obligations under Sections 5.7, 5.8, 5.11(b), 5.11(c) and 5.14) (C) Taxes as provided in paragraph (ii) of this Section 9.2(b), to the extent such Taxes have not been accrued or otherwise reserved for on the Closing Balance Sheet (it being the intent of the parties that all of the provisions of this Agreement shall be interpreted to avoid requiring the Members to pay (or receive a reduction in the Purchase Consideration) twice for the same Tax).

(ii) The obligations of the Members under paragraph (i) of this Section 9.2(b) shall extend to (A) all Taxes with respect to taxable periods ending on or prior to the Closing Date and (B) all Taxes with respect to Straddle Periods to the extent that such Taxes (1) are allocable to the period prior to Closing pursuant to Section 5.11(c) and (2) have not been accrued or otherwise reserved for on the Closing Balance Sheet. Such obligations shall be without regard to whether there was any breach of any representation or warranty under ARTICLE III with respect to such Tax or any disclosures that may have been made with respect to ARTICLE III or otherwise. The indemnification obligations under this paragraph (ii) shall apply even if the additional Tax liability results from the filing of a return or amended return with respect to a pre-Closing Date transaction or period (or portion of a period) by FAAC. FAAC shall not cause or permit the Companies to file an amended Tax Return with respect to any taxable period ending on or prior to the Closing Date or any Straddle Period unless (y) the Members’ Representative consents in its sole discretion or (z) FAAC obtains a legal opinion (in form and content reasonably acceptable to the Members’ Representative) from counsel reasonably acceptable to the Members’ Representative that such amendment is legally required to be filed (provided, further, that such legal opinion may not assume any facts that are disputed in good faith by the Members’ Representative). In the event of any conflict between the provisions of this Section 9.2(b)(ii) and any other provision of this Agreement, the provisions of this Section shall control.

(c) Procedure for Third-Party Claims.

(i) If any Third-Party Claims shall be commenced, or any claim or demand shall be asserted (other than audits or contests with Taxing Authorities relating to Taxes), in respect of which the Indemnified Party proposes to demand indemnification by Indemnifying Party under Sections 9.2(a) or 9.2(b), the Indemnified Party shall notify the Indemnifying Party in writing of such demand and the Indemnifying Party shall have the right to assume the entire control of the defense, compromise or settlement thereof (including the selection of counsel), subject to the right of the Indemnified Party to participate (with counsel of its choice), but the fees and expenses of such additional counsel shall be at the expense of the Indemnified Party. The Indemnifying Party will not compromise or settle any such action, suit, proceeding, claim or demand (other than, after consultation with Indemnified Party, an action, suit, proceeding, claim or demand to be settled by the payment of money damages and/or the granting of releases, provided that no such settlement or release shall acknowledge the Indemnified Party’s liability for future acts or obligate FAAC with respect to activities of the Companies or the Members) without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld, or delayed.

(ii) Notwithstanding anything to the contrary contained in this Section 9.2(c), FAAC at its expense shall have the sole right to control and make all decisions regarding interests in any Tax audit or administrative or court proceeding relating to Taxes, including selection of counsel and selection of a forum for such contest, provided, however, that in the event such audit or proceeding relates to Taxes for which the Members are responsible and have agreed to indemnify FAAC, (A) FAAC, the Companies, and the Members shall cooperate in the conduct of any audit or proceeding relating to such period, (B) the Members, acting through the Members’ Representative, shall have the right (but not the obligation) to participate in all facets of such audit or proceeding at the Members’ expense (including, but not limited to, the right to be present at all meetings and on all telephone conversations and to receive copies of all correspondence, emails and other forms of nonverbal communications related to the Taxes in question), (C) FAAC shall not enter into any agreement with the relevant taxing authority pertaining to such Taxes without the written consent of the Members’ Representative, which consent shall not unreasonably be withheld, and (D) FAAC may, without the written consent of the Members, enter into such an agreement provided that FAAC shall have agreed in writing to accept responsibility and liability for the payment of such Taxes and to forego any indemnification under this Agreement with respect to such Taxes.

(iii) The parties will keep each other informed as to matters related to any audit or judicial or administrative proceedings involving Taxes for which indemnification may be sought hereunder, including, without limitation, any settlement negotiations. Refunds of Tax relating to periods ending prior to the Closing Date (or to that portion of a Straddle Period that is prior to Closing under the principles of Section 5.11(c)) shall be the property of the Members, but only to the extent that such refunds are not attributable to (A) net operating loss or other carrybacks from periods ending after the Closing Date, or (B) refund claims that are initiated by FAAC (provided that FAAC gives the Members’ Representative prior notice of such possible claim and the Members decline to pursue such refund at its or their own expense); provided, however, that FAAC shall in no event have an obligation to file or cause to be filed a claim for refund with respect to any Taxes relating to any period.

(iv) Any indemnity payment or payment of Tax by the Members or its or their Affiliates as a result of any audit or contest shall be reduced by the present value of the correlative amount, if any, by which any Tax of FAAC or its Affiliates is or will be reduced for periods ending after the Closing Date as a result thereof.

(v) The Indemnified Party shall cooperate fully in all respects with the Indemnifying Party in any defense, compromise or settlement, subject to this Section 9.2(c) including, without limitation, by making available all pertinent books, records and other information and personnel under its control to the Indemnifying Party.

(d) Procedure for Direct Claims.

(i) Any Direct Claim shall be asserted by written notice given by the Indemnified Party to the Indemnifying Party (each a “Direct Claim Notice”). The Indemnifying Party shall have a period of twenty (20) Business Days from the date of receipt (the “Direct Claim Notice Period”) within which to respond to a Direct Claim Notice. If the Indemnifying Party does not respond in writing within the Direct Claim Notice Period, then the Indemnifying Party shall be deemed to have accepted responsibility for the claimed indemnification and shall have no further right to contest the validity of that claim. If the Indemnifying Party does respond in writing within the Direct Claim Notice Period, and rejects the claim in whole or in part, the Indemnified Party shall be free to pursue all remedies under Section 11.11. To the extent that any FAAC Indemnitees prevail in a Direct Claim (or the Members’ Representative concedes (on behalf of the Members), or otherwise does not timely respond to a Direct Claim Notice made by FAAC) then the Direct Claim shall be satisfied from the General Indemnity Escrow (and the Escrow Agent shall pay to FAAC from the General Indemnity Escrow the amount of the Direct Claim) with no further action required by the Members, or the Members’ Representative. Direct Claims shall be satisfied from the General Indemnity Escrow Property in the General Indemnity Escrow with the FAAC stock then in the General Indemnity Escrow valued at the Average Share Value.

(ii) Costs Related to Direct Claims. Notwithstanding anything in this Section 9.2 to the contrary, except as otherwise may be ordered by a court of competent jurisdiction, the Members Indemnitees and FAAC Indemnitees shall each bear their own costs, including counsel fees and expenses, incurred in connection with Direct Claims against FAAC and the Members, respectively hereunder that are not based upon claims asserted by third parties.

(e) Calculation of Amount of Claims and Losses. The amount of any claims or losses subject to indemnification under Section 9.2(b) shall be calculated net of any amounts recovered by FAAC or its Affiliates (including the Companies after the Closing) under applicable insurance policies held by FAAC or its Affiliates, and FAAC agrees to make or cause to be made all reasonable claims for insurance under such policies that may be applicable to the matter giving rise to the indemnification claim hereunder. The amount of any claims or losses subject to indemnification under Section 9.2(b) shall be calculated net of the present value of any Tax benefits to FAAC or its Affiliates (including the Companies after the Closing) resulting from the matter giving rise to the indemnification claim hereunder (computed at the highest effective marginal tax rates at which FAAC is then paying Taxes and limited to the extent that the Tax Benefits can be utilized by FAAC).

(f) Limitations on Rights of FAAC Indemnitees.

(i) Subject to the provisions of Section 9.2(f)(ii) below the rights of FAAC Indemnitees to indemnification by the Members for breaches of representations and warranties hereunder shall be subject to the limitations:

(A) The FAAC Indemnitees shall not be entitled to indemnification with respect to a claim or claims of breach of representation and warranty by the Members or the Companies unless (1) the particular claim exceeds Eight Thousand Dollars ($8,000) and (2) the aggregate amount of all such claims made thereunder exceed One Hundred Seventy Five Thousand Dollars ($175,000), in which event the indemnity provided for in this Section 9.2 shall be effective with respect to the total amount of such damages in excess of $175,000; and

(B) the Members’ aggregate maximum liability to FAAC Indemnitees under this ARTICLE IX shall not exceed and be limited to the General Indemnity Escrow;

(ii) The limitation in Section 9.2(f)(i)(A) above shall not apply to the “Uncapped Non-Threshold Indemnifications” as hereinafter defined and the Members shall be jointly and severally liable for Uncapped Non-Threshold Indemnifications up to an aggregate amount of Five Million Dollars ($5,000,000) separate and apart from the General Indemnity. Notwithstanding the previous sentence, the limitation in Section 9.2(f)(i)(B) shall in all events apply. For purposes of this Agreement, the term “Uncapped Non-Threshold Indemnifications” shall mean and refer collectively to indemnification liabilities of the Members pursuant to claims based (A) on the breach of Sections 2.4(e), 5.7, 5.8, 5.11(b), 5.11(c), 5.14, 5.16, 5.18, or 5.20; or (B) the representations and warranties of the Members and the Companies pursuant to Section 3.11 (Title), Section 3.28 (ERISA), Section 3.29 (Taxes), D & O Indemnification Claims (but only the D & O Indemnification Claims) pursuant to Section 3.25 or clause (C) of Section 9.2(b)(i); or (C) claims based on fraud, intentional misrepresentation or criminal acts on the part of the Members and the Companies and their respective officers, directors, agents, representative and trustees.

(iii) The rights of the FAAC Indemnitees to indemnification by the Members for Disclosure Schedule Update Losses shall be subject to the limitations of Section 9.2(f)(i) and (ii) above.

(g) Limitations on Rights of Members Indemnitees. The rights of Members Indemnitees to indemnification by FAAC for breaches of representations and warranties hereunder shall be subject to the limitation that Members Indemnitees shall not be entitled to indemnification with respect to a claim or claims for a breach of representation and warranty by FAAC unless the aggregate of damages with respect to all such claims exceeds $100,000, in which event the indemnity provided for in this Section 9.2 shall be effective with respect to the amount of such damages. The aforementioned limitations shall not apply to the indemnification liabilities of FAAC with respect to claims based on fraud, intentional misrepresentation, or criminal acts on the part of FAAC.

(h) Limitation on Rights of Members. Notwithstanding anything to the contrary, the Members each acknowledge and agree that that they shall have no right to make a claim against the Companies pursuant to any indemnity provision or agreement or otherwise in respect of Claims of FAAC Indemnitees pursuant to Section 9.2(b).

(i) Limitations on Remedies. No party hereto shall be liable to the other for indirect, special, incidental, consequential or punitive damages claimed by such other party resulting from such first party’s breach of its obligations, agreements, representations or warranties hereunder, provided that nothing hereunder shall preclude any recovery by an Indemnitee against an Indemnitor for third party claims.

9.3 General Indemnity Escrow Account.

(a) Pursuant to Section 2 and the General Indemnity Escrow Agreement, at the Closing, FAAC shall deliver to the Escrow Agent the General Indemnity Escrow Property and the Escrow Agent shall set up an escrow account pursuant to the terms of the General Indemnity Escrow Agreement to secure the Members’ indemnification obligations under this ARTICLE IX. The remaining property of the General Indemnity Escrow, if any, less the sum of the total of all then outstanding indemnity claims by FAAC Indemnitees (including amounts offset pursuant to Section 9.4 that have not been resolved) shall be delivered by the Escrow Agent to the Members’ Representative within five (5) Business Days after the Survival Date the accounts designated by the Members’ Representative in accordance with the terms of the General Indemnity Escrow Agreement. The Members’ Representative shall be responsible for directing the distribution of the General Indemnity Escrow (60% to Rosato and 40% to Gallagher (after taking into consideration any FAAC common stock forfeited by Rosato or Gallagher pursuant to Section 2.2(d)(v)) and the Escrow Agent shall be entitled to fully rely on such directions. Each of the parties hereto agrees that they shall promptly sign joint instructions authorizing the Escrow Agent to release funds subject to outstanding claims (including funds held as a result of offsets under Section 9.4) as those claims are resolved pursuant to Section 11.11.

(b) Any earnings on the General Indemnity Escrow Property, net of escrow expenses and taxes, shall be paid, pro rata, to the parties receiving distributions from General Indemnity Escrow Account.

9.4 Effect of Investigation.

The right to indemnification or other remedies based on any representation, warranty, covenant or obligation of the Members or the Companies contained in or made pursuant to this Agreement or the Transaction Documents shall not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date occurs, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant or obligation. The waiver of any condition to the obligation of FAAC to consummate the Contemplated Transactions, where such condition is based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, shall not affect the right to indemnification or other remedies based on such representation, warranty, covenant or obligation.

ARTICLE X

Termination

10.1 Termination.

This Agreement may be terminated and the transactions contemplated hereby may be abandoned:

(a) at any time, by mutual written agreement of the Members and FAAC;

(b) at any time after January 20, 2007, by either the Members or FAAC upon five (5) business days’ prior written notice to the other party, if the Closing shall not have occurred for any reason other than a breach of this Agreement by the terminating party;

(c) by FAAC, if there has been a material violation or breach by the Members of any agreement, representation or warranty contained in the Agreement, that has rendered the satisfaction of any condition to the obligations of FAAC impossible and such violation or breach has not been waived by FAAC;

(d) by the Members, if there has been a material violation or breach by FAAC of any agreement, representation or warranty contained in the Agreement, that has rendered the satisfaction of any condition to the obligations of the Members impossible and such violation or breach has not been waived by the Members; or

(e) by either FAAC or the Members if a court of competent jurisdiction shall have issued an order permanently restraining or prohibiting the transactions contemplated by the Agreement, and such order shall have become final and nonappealable.

10.2 Procedure and Effect of Termination.

In the event of the termination of this Agreement and the abandonment of the transactions contemplated hereby, written notice thereof shall be given by a terminating party to the other parties and this Agreement shall terminate and the transactions contemplated hereby shall be abandoned without further action by the Members or FAAC. If this Agreement is terminated pursuant to Section 10.1:

(a) FAAC shall upon written request from the Members return all documents, work papers and other materials (and all copies thereof) obtained from the Members or the Companies relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to the party furnishing the same, and all confidential information received by FAAC with respect to the Companies shall be treated in accordance with Section 5.2 and the Confidentiality Agreement referred to in such Section;

(b) At the option of the Members, all filings, applications and other submissions made pursuant to Sections 5.3 and 5.4 shall, to the extent practicable, be withdrawn from the agency or other Person to which made;

(c) The obligations provided for in this Section 10.2, Sections 5.2 and 5.7, and in the Confidentiality Agreement shall survive any such termination of this Agreement; and

(d) Notwithstanding anything in this Agreement to the contrary, the termination of this Agreement shall not relieve any party from liability for willful breach of this Agreement.

ARTICLE XI

Miscellaneous

11.1 Further Assurances.

At any time and from time to time after the Closing Date, the Members, the Members’ Representative, and the Companies will, upon the request of FAAC, and FAAC will, upon the request of the Members or the Members’ Representative perform, execute, acknowledge and deliver all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably required by any of them, to effect or evidence the Contemplated Transactions.

11.2 Notices.

All necessary notices, demands and requests required or permitted to be given hereunder shall be in writing and addressed as follows:

If to Members’ Thomas P. Rosato
Representative 11850 Baltimore Avenue
Beltsville, Maryland 20705
Fax: __________________

With a copy to: William M. Davidow, Esquire
210 West Pennsylvania Avenue
Suite 400
Towson, Maryland 21204-4515
Fax: (410) 832-2015

If to FAAC: Fortress America Acquisition Corporation
Attn: Harvey L. Weiss, Chairman of the Board
4100 North Fairfax Drive
Suite 1150
Arlington, Virginia 22203

With a copy to: James J. Maiwurm
Squire, Sanders & Dempsey L.L.P.
8000 Towers Crescent Drive, Suite 1400
Tysons Corner, VA 22182-2700
Fax: (703) 720-7801

Notices shall be delivered by a recognized courier service or by facsimile transmission and shall be effective upon receipt, provided that notices shall be presumed to have been received:

(a) if given by courier service, on the second Business Day following delivery of the notice to a recognized courier service before the deadline for delivery on or before the second Business Day following delivery to such service, delivery costs prepaid, addressed as aforesaid; and

(b) if given by facsimile transmission, on the next Business Day, provided that the facsimile transmission is confirmed by answer back, written evidence of electronic confirmation of delivery, or oral or written acknowledgment of receipt thereof by the addressee.

From time to time, either party may designate a new address or facsimile number for the purpose of notice hereunder by notice to the other party in accordance with the provisions of this Section 11.2.

11.3 Governing Law.

This Agreement shall in all respects be governed by, and construed in accordance with, the laws (excluding conflict of laws rules and principles) of the State of Maryland applicable to agreements made and to be performed entirely within the State of Maryland, including all matters of construction, validity and performance.

11.4 Entire Agreement.

This Agreement, together with the Exhibits and Schedules hereto and the other Transaction Documents, constitutes the entire agreement of the parties relating to the subject matter hereof and supersedes all prior contracts or agreements, whether oral or written. There are no representations, agreements, arrangements or understandings, oral or written, between or among the parties relating to the subject matter of this Agreement that are not fully expressed in this Agreement.

11.5 Severability.

Should any provision of this Agreement or the application thereof to any person or circumstance be held invalid or unenforceable to any extent: (a) such provision shall be ineffective to the extent, and only to the extent, of such unenforceability or prohibition and shall be enforced to the greatest extent permitted by Law; (b) such unenforceability or prohibition in any jurisdiction shall not invalidate or render unenforceable such provision as applied (i) to other persons or circumstances or (ii) in any other jurisdiction; and (c) such unenforceability or prohibition shall not affect or invalidate any other provision of this Agreement.

11.6 Amendment.

Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, or modification shall be sought.

11.7 Effect of Waiver or Consent.

No waiver or consent, express or implied, by any person to or of any breach or default by any party in the performance by such party of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such party of the same or any other obligations of such party hereunder. No single or partial exercise of any right or power, or any abandonment or discontinuance of steps to enforce any right or power, shall preclude any other or further exercise thereof or the exercise of any other right or power. Failure on the part of a party to complain of any act of any party or to declare any party in default, irrespective of how long such failure continues, shall not constitute a waiver by such person of its rights hereunder until the applicable statute of limitation period has run.

11.8 Rights and Remedies Cumulative.

Except where other remedies are expressly provided herein, indemnifications under ARTICLE IX shall constitute the sole remedy for Losses identifiable pursuant to Sections 9.2(a)(i), 9.2(b)(i), or 9.2(b)(iii) except with respect to fraud or intentional misconduct by a party. To the extent this Agreement provides for other remedies in addition to the indemnifications under ARTICLE IX, then such other remedies together with indemnifications under ARTICLE IX shall be remedies.

11.9 Parties in Interest; Limitation on Rights of Others.

The terms of this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective legal representatives, successors and assigns. Nothing in this Agreement, whether express or implied, shall be construed to give any person (other than the parties hereto and their respective legal representatives, successors and assigns and as expressly provided herein and to the extent provided in ARTICLE IX, the Indemnified Parties) any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenants, conditions or provisions contained herein, as a third party beneficiary or otherwise.

11.10 Assignability.

This Agreement shall not be assigned by any party hereto without the prior written consent of the other party hereto, provided, however, that the prior written consent of the Members’ Representative shall not be required with respect to (a) any assignment by FAAC of its rights and obligations under this Agreement to an Affiliate of FAAC so long as such assignment does not relieve FAAC of its obligations hereunder; or (b) any collateral assignment of FAAC’s rights and remedies under this Agreement to any lender under credit and collateral agreements, as such agreements may be amended, modified or replaced from time to time, so long as such lender does not have the right to exercise any of FAAC’s rights and remedies under this Agreement in the absence a default by FAAC under the applicable credit and collateral documents. Each of the Members hereby agrees to execute and deliver (and authorize the Members’ Representative to execute and deliver) such documents, instruments and agreements as such lender may reasonably require to confirm, reaffirm or perfect such collateral assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

11.11 Dispute Resolution and Arbitration.

In the event that any dispute arises among the parties pertaining to the subject matter of this Agreement, and the parties, through the senior management of FAAC and the Members’ Representative, are unable to resolve such dispute within a reasonable time through negotiations and mediation efforts, such dispute shall be resolved as set forth in this Section 11.11.

(a) The procedures of this Section 11.11 may be initiated by a written notice (“Dispute Notice”) given by one party (“Claimant”) to the other, but not before thirty (30) days have passed during which the parties have been unable to reach a resolution as described (unless any party would be materially prejudiced by such delay). The Dispute Notice shall be accompanied by (i) a statement of the Claimant describing the dispute in reasonable detail and (ii) documentation, if any, supporting the Claimant’s position on the dispute. Within twenty (20) days after the other party’s (“Respondent”) receipt of the Dispute Notice and accompanying materials, the parties shall submit the dispute to mediation in the Washington, D.C. area under the rules of the American Arbitration Association. All negotiations and mediation procedures pursuant to this paragraph (a) shall be confidential and treated as compromise and settlement negotiations and shall not be admissible in any arbitration or other proceeding.

(b) If the dispute is not resolved as provided in paragraph (a) within sixty (60) days after the Respondent’s receipt of the Dispute Notice, the dispute shall be resolved by binding arbitration. Within the sixty-day period referred to in the immediately preceding sentence, the parties shall agree on a single arbitrator to resolve the dispute. If the parties fail to agree on the designation of an arbitrator within said sixty-day period, the American Arbitration Association in the Washington, D.C. area shall be requested to designate the single arbitrator. If the arbitrator becomes disabled, resigns or is otherwise unable to discharge the arbitrator’s duties, the arbitrator’s successor shall be appointed in the same manner as the arbitrator was appointed.

(c) Except as otherwise provided in this Section 11.11, the arbitration shall be conducted in accordance with the Commercial Rules of the American Arbitration Association, which shall be governed by the United States Arbitration Act.

(d) Any resolution reached through mediation and any award arising out of arbitration (i) shall be binding and conclusive upon the parties; (ii) shall be limited to a holding for or against a party, and affording such monetary remedy as is deemed equitable, just and within the scope of this Agreement; (iii) may not include special, incidental, consequential or punitive damages; (iv) may in appropriate circumstances include injunctive relief; and (v) may be entered in court in accordance with the United States Arbitration Act.

(e) Arbitration shall not be deemed a waiver of any right of termination under this Agreement, and the arbitrator is not empowered to act or make any award other than based solely on the rights and obligations of the parties prior to termination in accordance with this Agreement.

(f) The arbitrator may not limit, expand, or otherwise modify the terms of this Agreement.

(g) The laws of the State of Maryland shall apply to any mediation, arbitration, or litigation arising under this Agreement.

(h) Each party shall bear its own expenses incurred in any mediation, arbitration or litigation, but any expenses related to the compensation and the costs of any mediator or arbitrator shall be borne equally by the parties to the dispute.

(i) A request by a party to a court for interim measures necessary to preserve a party’s rights and remedies for resolution pursuant to this Section 11.11 shall not be deemed a waiver of the obligation to mediate or of the agreement to arbitrate.

(j) The parties, their representatives, other participants and the mediator or arbitrator shall hold the existence, content and result of mediation or arbitration in confidence.

11.12 Jurisdiction; Court Proceedings; Waiver of Jury Trial.

Subject to the provisions of Section 11.11, any suit, action or proceeding against any party to this Agreement arising out of or relating to this Agreement shall be brought in any Federal or state court located in the Commonwealth of Virginia and each of the parties hereby submits to the exclusive jurisdiction of such courts for the purpose of any such suit, action or proceeding. A final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. To the extent that service of process by mail is permitted by applicable Law, each party irrevocably consents to the service of process in any such suit, action or proceeding in such courts by the mailing of such process by registered or certified mail, postage prepaid, at its address for notices provided for herein. Each party irrevocably agrees not to assert (a) any objection that it may ever have to the laying of venue of any such suit, action or proceeding in any Federal or state court located in the Commonwealth of Virginia and (b) any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Each party waives any right to a trial by jury, to the extent lawful.

11.13 No Other Duties.

The only duties and obligations of the parties are as specifically set forth in this Agreement, and no other duties or obligations shall be implied in fact, law or equity, or under any principle of fiduciary obligation.

11.14 Reliance on Counsel and Other Advisors.

Each party has consulted such legal, financial, technical or other expert as it deems necessary or desirable before entering into this Agreement. Each party represents and warrants that it has read, knows, understands and agrees with the terms and conditions of this Agreement.

11.15 Waiver of Rights Against Company’s Trust Fund.

The Companies and each of the Members acknowledges that they have read FAAC’s Final Prospectus, dated July 13, 2005 (“Prospectus”) and understands that FAAC has established a trust fund for the benefit of FAAC’s public shareholders and that FAAC may disburse monies from the trust fund only (a) to FAAC’s public shareholders in the event such shareholders elect to convert their shares, (b) to FAAC’s public shareholders upon its liquidation if FAAC fails to consummate a business combination or (c) after or concurrently with the consummation of a business combination.  Each of the Companies and each of the Members (i) hereby agrees that from the period commencing from the Effective Date through the Closing he, she or it do not have any right, title, interest or claim of any kind in or to any monies in the trust fund for so long as they have not been distributed or required to be distributed and (ii) will not seek recourse against monies in the trust fund consistent with clause (i) of this sentence. This Section shall survive the termination of this Agreement but shall terminate and be of no further force and effect upon Closing.

11.16 Counterparts.

This Agreement may be executed in several counterparts, all of which taken together shall be deemed one and constitute a single instrument. Any manual signature upon this Agreement that is faxed, scanned or photocopied shall for all purposes have the same validity effect and admissibility in evidence as an original signature and the parties hereby waive any objection to the contrary.

[Signatures on Following Page]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered in its name and on its behalf, all as of the day and year first above written.

FORTRESS AMERICA
ACQUISITION CORPORATION,
a Delaware corporation

By: /s/ Harvey L. Weiss
Name:  Harvey L. Weiss
Title:  Chief Executive Officer

VTC, L.L.C.,
a Maryland limited liability company

By:  /s/ Thomas P. Rosato
Name:  Thomas P. Rosato
Title:  Managing Member

VORTECH, LLC,
a Maryland limited liability company

By:  /s/ Thomas P. Rosato
Name:  Thomas P. Rosato
Title:  Managing Member

MEMBERS:

/s/   Thomas P. Rosato
Thomas P. Rosato

/s/  Gerald J Gallagher
Gerard J. Gallagher

MEMBERS’ REPRESENTATIVE:

/s/ Thomas P. Rosato
Name:  Thomas P Rosato

Annex B-1
ESCROW AGREEMENT
(Balance Sheet Escrow)

ESCROW AGREEMENT (“Agreement”), dated as of ______, 2006, by and among (a) Fortress International Group, Inc., formerly Fortress America Acquisition Corporation, a Delaware corporation ("FIG"); (b) VTC, L.L.C., a Maryland limited liability company (“VTC”); (c) Vortech, LLC, a Maryland limited liability company (“Vortech”); (d) Thomas P. Rosato (“Rosato”) and Gerard J. Gallagher (“Gallagher” who together with Rosato owns all of the outstanding membership interests of both VTC and Vortech (each a “Member” and jointly the “Members”); (e) Thomas P. Rosato in his capacity as the Members’ Representative; and (f) SunTrust Bank, a Georgia banking corporation (the “Escrow Agent”).

RECITALS:

WHEREAS, pursuant to that certain Second Amended and Restated Membership Interest Purchase Agreement, a copy of which without schedules or exhibits is attached hereto as Exhibit 1 (“Membership Interest Purchase Agreement”), dated as of July __, 2006, by and among FIG, VTC, Vortech and the Members, that is hereby incorporated by reference, FIG will acquire all of the outstanding membership interests of each VTC and Vortech;

WHEREAS, pursuant to Section 2.6 of the Membership Interest Purchase Agreement, the Members designated Thomas P. Rosato as their representative, agent and attorney-in-fact for purposes of this Agreement and other various matters described therein (the “Members’ Representative”);

WHEREAS, as partial consideration for their respective membership interests in VTC and Vortech, each of the Members has received from FIG pursuant to the terms of the Membership Interest Purchase Agreement and Stock Acquistion Agreements, copies of which (without schedules or exhibits) are attached as Exhibit 2 (jointly the “Stock Purchase Agreements”) in the aggregate [2,531,257] shares of FIG common stock of which 73,260 shares are hereby delivered by FIG and the Members to the Escrow Agent (the “Escrow Deposit”) to hold in escrow pursuant to ther terms of this Agreement;

WHEREAS, the parties desire to specify and clarify their rights and responsibilities with respect to the Escrow Deposit; and

WHEREAS, the Escrow Agent is willing to serve in such capacity, but only pursuant to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto agree as follows:

1. Definitions.

1.1. As used in this Agreement, the following terms shall have the meanings set forth below:

“Agreed Share Value” has the meaning set forth in Section 5.3.
“Agreement” means this Escrow Agreement.

“Business Day” shall mean any day other than a Saturday, Sunday, or any Federal or Commonwealth of Virginia holiday. If any period expires on a day that is not a Business Day or any event or condition is required by the terms of this Agreement to occur or be fulfilled on a day that is not a Business Day, such period shall expire or such event or condition shall occur or be fulfilled, as the case may be, on the next succeeding Business Day.

“Escrow Account” has the meaning set forth in Section 4.1.

“Escrow Agent” has the meaning set forth in the Preamble.

“Escrow Property” has the meaning set forth in Section 4.1.

“Escrow Deposit” has the meaning set forth in the Recitals.

"Final Determination" has the meaning set forth in Section 5.1(b).

“FIG” has the meaning set forth in the Preamble.

"Indemnity Claim" has the meaning set forth in Section 5.2.

"Indemnity Claim Notice" has the meaning set forth in Section 5.2.

“Members” has the meaning set forth in the Preamble.

“Members’ Representative” has the meaning set forth in the Recitals.

“Membership Interest Purchase Agreement” has the meaning set forth in the Recitals.

1.2. Capitalized terms used but not defined in this Agreement have the meanings ascribed to such terms in the Membership Interest Purchase Agreement.

2. Appointment of Escrow Agent. FIG, the Members, and the Members’ Representative hereby appoint the Escrow Agent to act as an escrow agent as provided herein, and the Escrow Agent hereby accepts such appointment.

3. Members’ Representative.

3.1. The parties acknowledge that, pursuant to the Membership Interest Purchase Agreement, the Members’ Representative is authorized to act as the agent and attorney-in-fact on behalf of all of the Members in all matters necessary to carry out the terms and conditions of this Agreement.

3.2. The Members’ Representative represents and warrants to the Escrow Agent that he has the irrevocable right, power and authority with respect to all of the Members (a) to give and receive directions and notices hereunder, (b) to make all determinations that may be required or that he deems appropriate under this Agreement, and (c) to execute and deliver all documents that may be required or that he deems appropriate under this Agreement. The Escrow Agent may act upon the directions, instructions and notices of the Members’ Representative named above and thereafter upon the directions and instructions of the successor Members’ Representative named in a writing executed by a majority-in-interest of the Members (pursuant to the provisions of Section 2.6 of the Membership Interest Purchase Agreement) filed with the Escrow Agent.

4. Delivery of Escrow Deposit.

4.1. FIG acknowledges that it deposited the Escrow Deposit in an account (the “Escrow Account”) with the Escrow Agent. The FIG common stock in the Escrow Account, together with any dividends (and any interest or other net income received from or earned thereon) is hereinafter collectively referred to as the “Escrow Property.”

4.2. If, during the term of this Agreement, there is Escrow Property other than the FIG common shares, the Escrow Agent will invest the Escrow Property (other than the FIG common stock) as provided in Section 11.

5. Disbursement of the Escrow Property. The Escrow Agent will hold the Escrow Property and, subject to the Escrow Agent’s right in Section 9 to withhold disbursements when the Escrow Agent is uncertain as to what action to take, make disbursements therefrom as follows.

5.1. Escrow Agent shall disburse all or a portion of the Escrow Property on deposit in the Escrow Account to FIG, the Members or both, as the case may be, upon receipt of:

(a) one or more fully executed Payment Request Forms in substantially the form attached hereto as Exhibit 3, executed by FIG and the Members' Representative on behalf of the Members, and otherwise pursuant to the terms hereof. Upon receipt of a Payment Request Form, the shares and amounts specified therein shall be promptly delivered or paid directly to the party or parties entitled to payment as specified in the Payment Request Form; or

(b) a copy of a Final Determination (as defined below) establishing a party's right to the Escrow Property. A "Final Determination" shall mean (i) with respect to an Indemnity Claim (or any other dispute between the Members’ Representative and FIG with respect to whether either party is entitled to some portion, or all of the Escrow Property), a final determination stating that it is being provided under the procedures of Section 11.11 of the Membership Interest Purchase Agreement; or (ii) otherwise a final judgment of an arbitrator, arbitration panel or court of competent jurisdiction and shall in all cases be accompanied by a certificate of the presenting party to the effect that such judgment is a final judgment of an arbitrator, arbitration panel or court of competent jurisdiction, as applicable, and indicating the party, address, accounts or other information as necessary to process payments.

5.2. If FIG asserts in good faith a claim (an “Indemnity Claim”) against the Members pursuant to the Membership Interest Purchase Agreement, FIG shall send written notice of such Indemnity Claim (an “Indemnity Claim Notice”) to the Escrow Agent and to the Members’ Representative. Such Indemnity Claim Notice shall set forth in reasonable detail the basis for such Indemnity Claim and a good faith, non-binding estimate of the amount of such Indemnity Claim. In submitting such Indemnity Claim to the Escrow Agent, FIG shall account for any applicable threshold, exclusion or cap provided for in the Membership Interest Purchase Agreement. Whenever FIG sends such an Indemnity Claim Notice, the parties shall comply with the procedures set forth herein.

(a) If the Members’ Representative decides, in his sole and absolute discretion, to dispute the Indemnity Claim described in the Indemnity Claim Notice, the Members’ Representative shall, on or before the twentieth (20th) Business Day following the Escrow Agent’s receipt of such notice, send to the Escrow Agent and FIG a written objection to such Indemnity Claim.

(b) If the Escrow Agent receives from the Members’ Representative a written objection to such Indemnity Claim on or before the twentieth (20th) Business Day following the Escrow Agent’s receipt of the Indemnity Claim Notice describing such Indemnity Claim, and if that Indemnity Claim cannot be settled through negotiation within twenty (20) days of receipt of the written objection, then the dispute shall be resolved in accordance with Section 11.11 of the Membership Interest Purchase Agreement and Escrow Agent shall hold the funds subject to such dispute until a Final Determination is delivered with respect thereto.

(c) If the Escrow Agent does not receive from the Members’ Representative a written objection to such Indemnity Claim Notice on or before the twentieth (20th) Business Day following the Escrow Agent’s receipt of the Indemnity Claim Notice describing such Indemnity Claim, then the Escrow Agent shall make a disbursement to FIG from the Escrow Property in the amount of the Indemnity Claim described in such Indemnity Claim Notice.

5.3. To the extent that a Payment Request Form, Final Determination, or Indemnity Claim (made and not timely answered pursuant to Section 5.2(c) above) specifies a dollar amount (rather than a share amount) payable thereunder or in satisfaction thereof, the amount specified or claimed shall be satisfied by the delivery from the Escrow Property to FIG or the Members’ Representative, as the case may be, of certificates for FIG common stock equal in value to the amount specified or claimed (with the FIG common stock valued at Five and 46/100 Dollars ($5.46) per share (the “Agreed Share Value”)

6. Payments from the Escrow Property.

6.1. The Escrow Agent shall make no payments from the Escrow Property unless permitted pursuant to Sections 5, 7, 9, 10 and 13.

6.2. Any cash amounts payable by the Escrow Agent under this Agreement shall be paid by bank check or by wire transfer, as specified in the Payment Request Form or Final Determination received by the Escrow Agent.

6.3. Any amounts payable in FIG common stock under this Agreement shall be payable by the delivery of stock certificates for FIG common stock valued at the Agreed Share Value. To the extent that the number of shares deliverable by the Escrow Agent does not correspond with stock certificates then held by the Escrow Agent, the Escrow Agent shall deliver to FIG one or more share certificates evidencing shares in excess of the number of FIG common shares then deliverable with instructions to FIG (i) to retain and cancel a specified number of shares (if shares are deliverable to FIG hereunder) or issue to the Members’ Representative, or to whomever the Members’ Representative directs FIG (if shares are deliverable to the Members’ Representative hereunder), a certificate or certificates for FIG common shares in the amount deliverable by the Escrow Agent to FIG or the Members’ Representative as applicable and (ii) to issue to the Escrow Agent a certificate for the residual balance, if any, of those FIG common shares evidenced the share certificate(s) delivered by the Escrow Agent to FIG.

6.4. All interest and other income, if any, received from or earned on the Escrow Property net of distributions paid or to be paid pursuant to Section 7.3 (“Earnings”) shall be applied first to pay any Escrow Fees then due under Section 13, with any remaining Earnings to become a part of the Escrow Property and be paid in accordance with the other terms of this Agreement.

6.5. The parties hereto (other than the Escrow Agent) each warrant to and agree with the Escrow Agent that, unless otherwise expressly set forth in this Agreement, there is no security interest in the Escrow Property or any part of the Escrow Property; no financing statement under the Uniform Commercial Code of any jurisdiction is on file in any jurisdiction claiming a security interest in or describing, whether specifically or generally, the Escrow Property or any part of the Escrow Property. Notwithstanding anything to the contrary herein provided, the Escrow Agent shall in no event be deemed to be a collateral agent or agent for any pledge or purported pledge of property held under this Agreement. The Escrow Agent makes no representation concerning whether or not any security interest exists with respect to any property held under the terms of this Agreement and the Escrow Agent shall have no duty or obligation with respect to the creation, perfection or continuation of any such security interest, it being understood that the duties of the Escrow Agent with respect to any property held pursuant to this Agreement are limited and confined exclusively to the duties and responsibilities expressly set forth herein. This Agreement shall not be deemed or construed to be a security agreement or to grant a security interest in any property held in escrow hereunder.

7. Tax Matters.

7.1. The parties agree that the Escrow Property is intended to consist only of FIG common shares and that no taxable income is anticipated. Notwithstanding the previous sentence, for tax reporting purposes in each calendar year (other than the calendar year in which this Agreement is terminated pursuant to Section 14 below), all interest or other income earned from the investment of the Escrow Property together with all fees and expenses pursuant to Section 13 below (or that may otherwise be taken into consideration for purposes of calculating and reporting taxes due on earnings with respect to the Escrow Account and Funds) shall be allocable to FIG and so reported to the Internal Revenue Service and any other applicable taxing authority, except to the extent that any law or regulation should otherwise require, as provided in a written notice from FIG to the Escrow Agent. Notwithstanding anything to the contrary contained herein, for the calendar year during which this Agreement is terminated pursuant to Section 14 below, all income, fees and expenses shall be allocated pro rata to the persons receiving payments of the Escrow Property during that year.

7.2. Each of the parties agrees to provide the Escrow Agent with a certified tax identification number by signing and returning a Form W-9 (or Form W-8, in the case of non-U.S. persons) to the Escrow Agent within 30 days from the date hereof. The parties understand that, in the event their tax identification numbers are not certified to the Escrow Agent, the Internal Revenue Code may require withholding of a portion of any interest or other income earned on the investment of the Escrow Property, in accordance with the Internal Revenue Code, as amended from time to time.

7.3. The Escrow Agent shall distribute quarterly to FIG amounts when and in the amounts requested in writing in good faith by FIG to cover the potential federal, state or local tax obligations of FIG on account of the cumulative allocation to FIG of taxable income attributable to the interest and other income earned on the Escrow Property. Such distributions shall be requested and made with respect to each quarter as early as fifteen (15) days prior to the date that United States taxpayers are required to make estimated federal tax payments with respect to such quarter. For purposes of the foregoing, such federal, state and local tax obligations of FIG initially shall be assumed to equal an effective combined federal and state income tax rate equal to forty-two percent (42%) (but in no event lower than the highest Federal marginal income tax rate plus seven percent (7%)).

7.4. The Escrow Agent shall report to the Internal Revenue Service, as of each calendar year-end, all income earned from the Escrow Property, whether or not such income has been distributed during such year, as and to the extent required by law; and, the Escrow Agent shall prepare and file any tax returns required to be filed with respect to the Escrow Account.

7.5. The persons to whom income is allocable for each year shall pay all taxes payable on income earned from the investment of the Escrow Property, whether or not the Escrow Agent distributed the income during any particular year.

8. Escrow Agent’s Duties.

8.1. The Escrow Agent’s duties are entirely ministerial and not discretionary, and the Escrow Agent will be under no duty or obligation to give any notice, or to do or to omit the doing of any action with respect to the Escrow Property, except to give notice, make disbursements and invest the Escrow Property in accordance with the terms of this Agreement.

8.2. The Escrow Agent will neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument or document among the other parties hereto, in connection herewith, including the Membership Interest Purchase Agreement, and will be required to act only pursuant to the terms and provisions of this Agreement. This Agreement sets forth all matters pertinent to the escrow contemplated hereunder, and no additional obligations of the Escrow Agent will be inferred from the terms of this Agreement, the Membership Interest Purchase Agreement or any other agreement.

8.3. The Escrow Agent will not be liable for any error in judgment or any act or steps taken or permitted to be taken in good faith, or for any mistake of law or fact, or for anything it may do or refrain from doing in connection with this Agreement, except for its own willful misconduct or gross negligence. As to any legal questions arising in connection with the administration of this Agreement, the Escrow Agent may consult with and rely absolutely upon the opinions given to it by counsel (including internal counsel) and shall be free of liability for acting in reliance on such opinions. In no event shall the Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages.

8.4. The Escrow Agent will not be required in any way to determine the validity, genuineness, authenticity or sufficiency, whether in form or substance, of any instrument, document, certificate, statement or notice referred to in this Agreement or contemplated by this Agreement, or the identity or authority of the persons executing it, and it will be sufficient if any writing purporting to be such instrument, document, certificate, statement or notice is delivered to the Escrow Agent and purports to be correct in form and signed or otherwise executed by the party or parties required to sign or execute it under this Agreement. The Escrow Agent reserves the right, but shall in no way be obligated, to call upon the parties, or any of them, for written instructions before taking any actions hereunder.

8.5. During the term of this Agreement, the Escrow Agent shall not exercise on its own behalf any right of set-off against, or enforce any lien on, the Escrow Property, except such right or lien as may arise in connection with this Agreement.

8.6. The parties to this Agreement agree to make modifications to this Section upon the reasonable request of the Escrow Agent.

8.7. In the event of a shareholder vote, the Escrow Agent shall have the right to exercise all voting rights with respect to the FIG common stock held by the Escrow Agent as part of the Escrow Property; provided, however, that the Escrow Agent shall have no discretion as to voting the shares of FIG common stock except in a fashion that is in all respects proportional to the manner in which the FIG common stock not held as part of the Escrowed Property is voted (as certified by FIG’s Secretary). FIG, Rosato, Gallagher and the Members’ Representative each hereby (i) instruct the Escrow Agent to vote all of the FIG common shares held as Escrow Property in the manner described in this Section 8.7 and (ii) agree that the Escrow Agent shall have no liability with respect to voting the FIG common stock held as Escrow Property in the manner described in this Section 8.7. This Section 8.7 shall constitute an irrevocable proxy, coupled with an interest, with respect to any shares of FIG common stock (or other FIG securities) that Escrow Agent holds pursuant to this Agreement.

9. Disputes.

9.1. It is understood and agreed that should any dispute arise with respect to the payment and/or ownership or right of possession of the Escrow Property, or should the Escrow Agent be uncertain as to what action to take with respect to the Escrow Property, the Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, all or any part of the Escrow Property until such dispute or uncertainty shall have been settled either by mutual agreement by the parties concerned (as evidenced by a written agreement among them) or by a Final Determination.

9.2. If the Escrow Agent becomes involved in litigation by reason of this Agreement, or if the Escrow Agent reasonably believes, in its sole discretion, that it may become involved in litigation, the Escrow Agent is authorized to institute a bill of interpleader in a court in the Commonwealth of Virginia to determine the rights of the parties and to deposit the Escrow Property with the court in accordance with the Commonwealth of Virginia law. Upon deposit of the Escrow Property with the court, the Escrow Agent shall stand fully relieved and discharged of any further duties as Escrow Agent. The filing of any such legal proceedings shall not deprive the Escrow Agent of its compensation hereunder earned prior to such filing and discharge of the Escrow Agent of its duties hereunder.

9.3. If a bill of interpleader is instituted, or if the Escrow Agent is threatened with litigation or becomes involved in litigation in any manner whichever on account of this Agreement or the Escrow Property, FIG and the Members, jointly and severally, shall pay the Escrow Agent its reasonable attorneys’ fees and any other disbursements, expenses, losses, costs and damages incurred by the Escrow Agent in connection with or resulting from such threatened or actual litigation. All costs and expenses of such dispute will be charged to the non-prevailing party in such dispute, unless such non-prevailing party is a third party, in which case the Escrow Agent’s costs and expenses will be charged to and paid out of the Escrow Property, and to the extent the Escrow Property are insufficient, will be charged equally to FIG and the Members.

9.4. In the event that the Escrow Agent proposes to disburse to the Members any portion of the Escrow Property, the disbursement of which the Escrow Agent had previously withheld pursuant to this Section, the Escrow Agent shall disburse such amount to the Member’s Representative.

10. Indemnity. FIG and the Members jointly and severally agree to hold the Escrow Agent harmless and to indemnify the Escrow Agent against any loss, liability, expenses (including reasonable attorney’s fees and expenses), claim, or demand arising out of or in connection with the performance of its obligations in accordance with the provisions of this Agreement, except for willful misconduct or gross negligence of the Escrow Agent. Notwithstanding anything in this Agreement to the contrary, the Escrow Agent shall be entitled to set-off against the Escrow Property and apply such set-off to payment of such fees and disbursements and other liabilities and obligations hereunder. Upon the written request of the Escrow Agent, FIG and the Members jointly and severally agree to assume the investigation and defense of any such claim, including the employment of counsel acceptable to the Escrow Agent and the payment of all expenses related thereto and, notwithstanding any such assumption, the Escrow Agent shall have the right, and FIG and the Members jointly and severally agree to pay the cost and expense thereof, to employ separate counsel with respect to any such claim and participate in the investigation and defense thereof in the event that the Escrow Agent shall have been advised by counsel that there may be one or more legal defenses available to the Escrow Agent which are different from or in addition to those available to FIG or the Members. FIG and the Members agree that all references in this Section to the Escrow Agent shall be deemed to include references to its directors, officers, employees and agents. The foregoing indemnities in this paragraph shall survive the resignation or removal of the Escrow Agent or the termination of this Agreement.

11. Investment.

11.1. As used in this Section, “Eligible Investments” include one or more of the following obligations or securities, but only to the extent that such obligations or securities mature within thirty (30) calendar days or such longer time as the Members’ Representative and FIG shall determine, such longer maturities not to exceed eighteen (18) months from the Closing Date: (a) direct obligations of, or obligations fully guaranteed by, the United States of America or any agency thereof, and (b) money market funds investing primarily in the obligations or securities listed in clause (a) above or repurchase agreements fully collateralized by direct obligations of the United States of America.

11.2. The Escrow Agent will invest the Escrow Property in such Eligible Investments as the Members’ Representative and FIG, from time to time, shall jointly instruct the Escrow Agent in writing. Notwithstanding the foregoing, in no event shall the FIG common stock held as part of the Escrow Property be invested. Earnings upon Eligible Investments shall be deemed part of the Escrow Property, shall be deposited in the Escrow Account and shall be disbursed in accordance with the terms of this Agreement. Any loss or expense incurred from an Eligible Investment shall be borne by the Escrow Property. The Escrow Agent shall have no responsibility or liability for any diminution which may result from any investments or reinvestments made in accordance with this Agreement.

11.3. The parties acknowledge and agree that the Escrow Agent will not provide supervision, recommendations or advice relative to either the investment of the Escrow Property or the purchase, sale, retention or other disposition of any Eligible Investment.

11.4. The Escrow Agent is hereby authorized to execute purchases and sales of Eligible Investments through its own trading or capital markets operations. The Escrow Agent shall send statements to FIG and the Members’ Representative reflecting activity for the Escrow Account for the preceding quarter within fifteen (15) days after the last day of each calendar quarter. Although the parties acknowledge that they may obtain a broker confirmation or written statement containing comparable information at no additional cost, each party hereby agrees that confirmations of Eligible Investments are not required to be issued by the Escrow Agent for each period in which a statement is provided.

12. Resignation.

12.1. The Escrow Agent may resign upon thirty (30) calendar days’ prior written notice to the Members’ Representative and FIG, and, upon joint instructions from the Members’ Representative and FIG, will deliver the Escrow Property to any designated substitute Escrow Agent selected by the Members’ Representative and FIG. If the Members’ Representative and FIG fail to designate a substitute Escrow Agent within 15 calendar days after receipt of such notice, the Escrow Agent may, at its sole discretion, institute a bill of interpleader as contemplated by Section 9 above for the purpose of having an appropriate court designate a substitute Escrow Agent. The Escrow Agent shall have no responsibility for the appointment of a successor Escrow Agent hereunder.

12.2. Any company into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any company resulting from any merger, conversion or consolidation to which it shall be a party, or any company to which the Escrow Agent may sell or transfer all or substantially all of its corporate trust business shall be the successor to the Escrow Agent without the execution or filing of any paper or the performance of any further act, notwithstanding anything herein to the contrary.

13. Compensation. FIG and Members agree that the fees and expenses of the Escrow Agent, including any investment fees and other investment-related charges, for services rendered, including the basic fees set forth in Exhibit 4 attached hereto, shall be paid out of the Earnings; provided, however, that if the Earnings are less than the fees then due, then the balance of the fees due to the Escrow Agent shall be paid equally by the Members and FIG. Upon any withdrawal from the Escrow Property to pay such fees and expenses, the Escrow Agent shall provide written notification of such withdrawal to FIG and the Members' Representative, detailing such fees and expenses. The Escrow Agent shall have, and is hereby granted, a prior lien upon any property, cash, or assets hereunder, with respect to its unpaid fees and nonreimbursed expenses, superior to the interests of any other person.

14. Termination. Upon delivery of all amounts constituting the Escrow Property as provided in Sections 5 and 7 and the resolution of all disputes, if any, covered by Section 9, this Agreement shall terminate except for the provisions of Section 9 (with respect to payment of the Escrow Agent’s expenses), Section 10 and Section 13.

15. Notices.

15.1. All necessary notices, demands and requests required or permitted to be given hereunder shall be in writing and addressed as follows:

If to the Members: c/o Thomas P. Rosato
Members’ Representative
9841 Broken Land Parkway
Columbia, Maryland  [Zip Code]
Fax: ________________

With a copy to: William M. Davidow, Esquire
Whiteford Taylor & Preston L.L.P.
7 St. Paul Street
Baltimore, Maryland 21202-1626
Fax: (410) 223-4367

If to FIG: Fortress International Group, Inc.
4100 North Fairfax Drive
Suite 1150
Arlington, Virginia 22203
Attn: Harvey L. Weiss, Chairman of the Board

and

James J. Maiwurm
Squire, Sanders & Dempsey L.L.P.
8000 Towers Crescent Drive, Suite 1400
Tysons Corner, VA 22182-2700
Fax: (703) 720-7801

If to the Escrow Agent: SunTrust Bank
919 East Main Street, 10th Floor
Richmond, Virginia 23219
Attn: E. Carl Thompson, Jr.
Fax: (804) 782-7855

15.2. Notices shall be delivered by a recognized courier service or by facsimile transmission and shall be effective upon receipt, provided that notices shall be presumed to have been received:

(a) if given by courier service, on the second Business Day following delivery of the notice to a recognized courier service for delivery on or before the second Business Day following delivery to such service, delivery costs prepaid, addressed as aforesaid; and

(b) if given by facsimile transmission, on the next Business Day, provided that the facsimile transmission is confirmed by answer back, written evidence of electronic confirmation of delivery, or oral or written acknowledgment of receipt thereof by the addressee.

15.3. From time to time either party may designate a new address or facsimile number for the purpose of notice hereunder by notice to the other party in accordance with the provisions of this Section 15.

15.4. Notwithstanding anything to the contrary herein provided, the Escrow Agent shall not be deemed to have received any notice prior to the Escrow Agent’s actual receipt thereof.

16. Choice of Laws; Cumulative Rights. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Virginia without regard to the choice of law provisions thereof. The rights and remedies provided to each party hereunder are cumulative and will be in addition to the rights and remedies otherwise available to such party under this Agreement, any other agreement or applicable law.

17. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and such counterparts together will constitute an original.

18. Successors and Assigns. This Agreement will bind and inure to the benefit of the parties and their respective successors and permitted assigns. Except as provided in Section 12.2, this Agreement may not be assigned by operation of law or otherwise without the prior written consent of each of the parties hereto.

19. Severability. The provisions of this Agreement will be deemed severable, and if any provision or part of this Agreement is held illegal, void or invalid under applicable law, such provision or part may be changed to the extent reasonably necessary to make the provision or part, as so changed, legal, valid and binding. If any provision of this Agreement is held illegal, void or invalid in its entirety, the remaining provisions of this Agreement will not in any way be affected or impaired but will remain binding in accordance with their terms.

20. Headings. The Section headings in this Agreement are for convenience of reference only and will not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

21. Waiver. No failure on the part of any party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or any other power, right, privilege or remedy. No party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

22. Amendments. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of each of the parties hereto.

23. Parties in Interest. None of the provisions of this Agreement is intended to provide any rights or remedies to any Person other than the parties hereto and their respective successors and permitted assigns, if any.

24. Entire Agreement. This Agreement sets forth the entire understanding of the parties hereto relating to the subject matter hereof and supersedes all prior agreements and understandings among or between any of the parties relating to the subject matter hereof.

25. Escrow Agent Documentation. In order to maintain compliance with the Patriot Act, prior to the effective date of this Agreement, FIG and the Members’ Representative shall provide to the Escrow Agent a completed Form W-9, Certificate of Incumbency, and a copy of the corporate document (i.e., Corporate Resolution, Articles of Incorporation, Bylaws, Partnership Agreement, etc.) that would show proper authorization for such parties to enter into this Agreement.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

FIG:

FORTRESS INTERNATIONAL GROUP, INC.,
a Delaware corporation

By:
Name:
Title:

MEMBERS:

Thomas P. Rosato

Gerard J. Gallagher

MEMBERS’ REPRESENTATIVE:

Thomas P. Rosato as the representative for those
Members pursuant to Section 2.6 of the Membership
Interest Purchase Agreement.

ESCROW AGENT:

SUNTRUST BANK,
a Georgia banking corporation

By:
Name:
Title:

Annex B-2
ESCROW AGREEMENT
(General Indemnity Escrow)

ESCROW AGREEMENT (“Agreement”), dated as of ______, 2006, by and among (a) Fortress International Group, Inc., formerly Fortress America Acquisition Corporation, a Delaware corporation ("FIG"); (b) VTC, L.L.C., a Maryland limited liability company (“VTC”); (c) Vortech, LLC, a Maryland limited liability company (“Vortech”); (d) Thomas P. Rosato (“Rosato”) and Gerard J. Gallagher (“Gallagher” who together with Rosato owns all of the outstanding membership interests of both VTC and Vortech (each a “Member” and jointly the “Members”); (e) Thomas P. Rosato in his capacity as the Members’ Representative; and (f) SunTrust Bank, a Georgia banking corporation (the “Escrow Agent”).

RECITALS:

WHEREAS, pursuant to that certain Second Amended and Restated Membership Interest Purchase Agreement, a copy of which without schedules or exhibits is attached hereto as Exhibit 1 (“Membership Interest Purchase Agreement”), dated as of July __, 2006, by and among FIG, VTC, Vortech and the Members, that is hereby incorporated by reference, FIG will acquire all of the outstanding membership interests of each VTC and Vortech;

WHEREAS, pursuant to Section 2.6 of the Membership Interest Purchase Agreement, the Members designated Thomas P. Rosato as their representative, agent and attorney-in-fact for purposes of this Agreement and other various matters described therein (the “Members’ Representative”);

WHEREAS, as partial consideration for their respective membership interests in VTC and Vortech, each of the Members has received from FIG pursuant to the terms of the Membership Interest Purchase Agreement and Stock Acquistion Agreements, copies of which (without schedules or exhibits) are attached as Exhibit 2 (jointly the “Stock Purchase Agreements”) in the aggregate [2,531,257] shares of FIG common stock of which [2,487,484] shares are hereby delivered by FIG and the Members to the Escrow Agent (the “Escrow Deposit”) to hold in escrow pursuant to ther terms of this Agreement;

WHEREAS, the parties desire to specify and clarify their rights and responsibilities with respect to the Escrow Deposit; and

WHEREAS, the Escrow Agent is willing to serve in such capacity, but only pursuant to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto agree as follows:

1. Definitions.

1.1. As used in this Agreement, the following terms shall have the meanings set forth below:

“Agreed Share Value” has the meaning set forth in Section 5.3.

“Agreement” means this Escrow Agreement.

“Business Day” shall mean any day other than a Saturday, Sunday, or any Federal or Commonwealth of Virginia holiday. If any period expires on a day that is not a Business Day or any event or condition is required by the terms of this Agreement to occur or be fulfilled on a day that is not a Business Day, such period shall expire or such event or condition shall occur or be fulfilled, as the case may be, on the next succeeding Business Day.

“Escrow Account” has the meaning set forth in Section 4.1.

“Escrow Agent” has the meaning set forth in the Preamble.

“Escrow Property” has the meaning set forth in Section 4.1.

“Escrow Deposit” has the meaning set forth in the Recitals.

"Final Determination" has the meaning set forth in Section 5.1(b).

“FIG” has the meaning set forth in the Preamble.

"Indemnity Claim" has the meaning set forth in Section 5.2.

"Indemnity Claim Notice" has the meaning set forth in Section 5.2.

“Members” has the meaning set forth in the Preamble.

“Members’ Representative” has the meaning set forth in the Recitals.

“Membership Interest Purchase Agreement” has the meaning set forth in the Recitals.

1.2. Capitalized terms used but not defined in this Agreement have the meanings ascribed to such terms in the Membership Interest Purchase Agreement.

2. Appointment of Escrow Agent. FIG, the Members, and the Members’ Representative hereby appoint the Escrow Agent to act as an escrow agent as provided herein, and the Escrow Agent hereby accepts such appointment.

3. Members’ Representative.

3.1. The parties acknowledge that, pursuant to the Membership Interest Purchase Agreement, the Members’ Representative is authorized to act as the agent and attorney-in-fact on behalf of all of the Members in all matters necessary to carry out the terms and conditions of this Agreement.

3.2. The Members’ Representative represents and warrants to the Escrow Agent that he has the irrevocable right, power and authority with respect to all of the Members (a) to give and receive directions and notices hereunder, (b) to make all determinations that may be required or that he deems appropriate under this Agreement, and (c) to execute and deliver all documents that may be required or that he deems appropriate under this Agreement. The Escrow Agent may act upon the directions, instructions and notices of the Members’ Representative named above and thereafter upon the directions and instructions of the successor Members’ Representative named in a writing executed by a majority-in-interest of the Members (pursuant to the provisions of Section 2.6 of the Membership Interest Purchase Agreement) filed with the Escrow Agent.

4. Delivery of Escrow Deposit.

4.1. FIG acknowledges that it deposited the Escrow Deposit in an account (the “Escrow Account”) with the Escrow Agent. The FIG common stock in the Escrow Account, together with any dividends (and any interest or other net income received from or earned thereon) is hereinafter collectively referred to as the “Escrow Property.”

4.2. If, during the term of this Agreement, there is Escrow Property other than the FIG common shares, the Escrow Agent will invest the Escrow Property (other than the FIG common stock) as provided in Section 11.

5. Disbursement of the Escrow Property. The Escrow Agent will hold the Escrow Property and, subject to the Escrow Agent’s right in Section 9 to withhold disbursements when the Escrow Agent is uncertain as to what action to take, make disbursements therefrom as follows.

5.1. Escrow Agent shall disburse all or a portion of the Escrow Property on deposit in the Escrow Account to FIG, the Members or both, as the case may be, upon receipt of:

(a) one or more fully executed Payment Request Forms in substantially the form attached hereto as Exhibit 3, executed by FIG and the Members' Representative on behalf of the Members, and otherwise pursuant to the terms hereof. Upon receipt of a Payment Request Form, the shares and amounts specified therein shall be promptly delivered or paid directly to the party or parties entitled to payment as specified in the Payment Request Form; or

(b) a copy of a Final Determination (as defined below) establishing a party's right to the Escrow Property. A "Final Determination" shall mean (i) with respect to an Indemnity Claim (or any other dispute between the Members’ Representative and FIG with respect to whether either party is entitled to some portion, or all of the Escrow Property), a final determination stating that it is being provided under the procedures of Section 11.11 of the Membership Interest Purchase Agreement; or (ii) otherwise a final judgment of an arbitrator, arbitration panel or court of competent jurisdiction and shall in all cases be accompanied by a certificate of the presenting party to the effect that such judgment is a final judgment of an arbitrator, arbitration panel or court of competent jurisdiction, as applicable, and indicating the party, address, accounts or other information as necessary to process payments.

5.2. If FIG asserts in good faith a claim (an “Indemnity Claim”) against the Members pursuant to the Membership Interest Purchase Agreement, FIG shall send written notice of such Indemnity Claim (an “Indemnity Claim Notice”) to the Escrow Agent and to the Members’ Representative. Such Indemnity Claim Notice shall set forth in reasonable detail the basis for such Indemnity Claim and a good faith, non-binding estimate of the amount of such Indemnity Claim. In submitting such Indemnity Claim to the Escrow Agent, FIG shall account for any applicable threshold, exclusion or cap provided for in the Membership Interest Purchase Agreement. Whenever FIG sends such an Indemnity Claim Notice, the parties shall comply with the procedures set forth herein.

(a) If the Members’ Representative decides, in his sole and absolute discretion, to dispute the Indemnity Claim described in the Indemnity Claim Notice, the Members’ Representative shall, on or before the twentieth (20th) Business Day following the Escrow Agent’s receipt of such notice, send to the Escrow Agent and FIG a written objection to such Indemnity Claim.

(b) If the Escrow Agent receives from the Members’ Representative a written objection to such Indemnity Claim on or before the twentieth (20th) Business Day following the Escrow Agent’s receipt of the Indemnity Claim Notice describing such Indemnity Claim, and if that Indemnity Claim cannot be settled through negotiation within twenty (20) days of receipt of the written objection, then the dispute shall be resolved in accordance with Section 11.11 of the Membership Interest Purchase Agreement and Escrow Agent shall hold the funds subject to such dispute until a Final Determination is delivered with respect thereto.

(c) If the Escrow Agent does not receive from the Members’ Representative a written objection to such Indemnity Claim Notice on or before the twentieth (20th) Business Day following the Escrow Agent’s receipt of the Indemnity Claim Notice describing such Indemnity Claim, then the Escrow Agent shall make a disbursement to FIG from the Escrow Property in the amount of the Indemnity Claim described in such Indemnity Claim Notice.

5.3. To the extent that a Payment Request Form, Final Determination, or Indemnity Claim (made and not timely answered pursuant to Section 5.2(c) above) specifies a dollar amount (rather than a share amount) payable thereunder or in satisfaction thereof, the amount specified or claimed shall be satisfied by the delivery from the Escrow Property to FIG or the Members’ Representative, as the case may be, of certificates for FIG common stock equal in value to the amount specified or claimed (with the FIG common stock valued at Five and 46/100 Dollars ($5.46) per share (the “Agreed Share Value”)

6. Payments from the Escrow Property.

6.1. The Escrow Agent shall make no payments from the Escrow Property unless permitted pursuant to Sections 5, 7, 9, 10 and 13.

6.2. Any cash amounts payable by the Escrow Agent under this Agreement shall be paid by bank check or by wire transfer, as specified in the Payment Request Form or Final Determination received by the Escrow Agent.

6.3. Any amounts payable in FIG common stock under this Agreement shall be payable by the delivery of stock certificates for FIG common stock valued at the Agreed Share Value. To the extent that the number of shares deliverable by the Escrow Agent does not correspond with stock certificates then held by the Escrow Agent, the Escrow Agent shall deliver to FIG one or more share certificates evidencing shares in excess of the number of FIG common shares then deliverable with instructions to FIG (i) to retain and cancel a specified number of shares (if shares are deliverable to FIG hereunder) or issue to the Members’ Representative, or to whomever the Members’ Representative directs FIG (if shares are deliverable to the Members’ Representative hereunder), a certificate or certificates for FIG common shares in the amount deliverable by the Escrow Agent to FIG or the Members’ Representative as applicable and (ii) to issue to the Escrow Agent a certificate for the residual balance, if any, of those FIG common shares evidenced the share certificate(s) delivered by the Escrow Agent to FIG.

6.4. All interest and other income, if any, received from or earned on the Escrow Property net of distributions paid or to be paid pursuant to Section 7.3 (“Earnings”) shall be applied first to pay any Escrow Fees then due under Section 13, with any remaining Earnings to become a part of the Escrow Property and be paid in accordance with the other terms of this Agreement.

6.5. The parties hereto (other than the Escrow Agent) each warrant to and agree with the Escrow Agent that, unless otherwise expressly set forth in this Agreement, there is no security interest in the Escrow Property or any part of the Escrow Property; no financing statement under the Uniform Commercial Code of any jurisdiction is on file in any jurisdiction claiming a security interest in or describing, whether specifically or generally, the Escrow Property or any part of the Escrow Property. Notwithstanding anything to the contrary herein provided, the Escrow Agent shall in no event be deemed to be a collateral agent or agent for any pledge or purported pledge of property held under this Agreement. The Escrow Agent makes no representation concerning whether or not any security interest exists with respect to any property held under the terms of this Agreement and the Escrow Agent shall have no duty or obligation with respect to the creation, perfection or continuation of any such security interest, it being understood that the duties of the Escrow Agent with respect to any property held pursuant to this Agreement are limited and confined exclusively to the duties and responsibilities expressly set forth herein. This Agreement shall not be deemed or construed to be a security agreement or to grant a security interest in any property held in escrow hereunder.

7. Tax Matters.

7.1. The parties agree that the Escrow Property is intended to consist only of FIG common shares and that no taxable income is anticipated. Notwithstanding the previous sentence, for tax reporting purposes in each calendar year (other than the calendar year in which this Agreement is terminated pursuant to Section 14 below), all interest or other income earned from the investment of the Escrow Property together with all fees and expenses pursuant to Section 13 below (or that may otherwise be taken into consideration for purposes of calculating and reporting taxes due on earnings with respect to the Escrow Account and Funds) shall be allocable to FIG and so reported to the Internal Revenue Service and any other applicable taxing authority, except to the extent that any law or regulation should otherwise require, as provided in a written notice from FIG to the Escrow Agent. Notwithstanding anything to the contrary contained herein, for the calendar year during which this Agreement is terminated pursuant to Section 14 below, all income, fees and expenses shall be allocated pro rata to the persons receiving payments of the Escrow Property during that year.

7.2. Each of the parties agrees to provide the Escrow Agent with a certified tax identification number by signing and returning a Form W-9 (or Form W-8, in the case of non-U.S. persons) to the Escrow Agent within 30 days from the date hereof. The parties understand that, in the event their tax identification numbers are not certified to the Escrow Agent, the Internal Revenue Code may require withholding of a portion of any interest or other income earned on the investment of the Escrow Property, in accordance with the Internal Revenue Code, as amended from time to time.

7.3. The Escrow Agent shall distribute quarterly to FIG amounts when and in the amounts requested in writing in good faith by FIG to cover the potential federal, state or local tax obligations of FIG on account of the cumulative allocation to FIG of taxable income attributable to the interest and other income earned on the Escrow Property. Such distributions shall be requested and made with respect to each quarter as early as fifteen (15) days prior to the date that United States taxpayers are required to make estimated federal tax payments with respect to such quarter. For purposes of the foregoing, such federal, state and local tax obligations of FIG initially shall be assumed to equal an effective combined federal and state income tax rate equal to forty-two percent (42%) (but in no event lower than the highest Federal marginal income tax rate plus seven percent (7%)).

7.4. The Escrow Agent shall report to the Internal Revenue Service, as of each calendar year-end, all income earned from the Escrow Property, whether or not such income has been distributed during such year, as and to the extent required by law; and, the Escrow Agent shall prepare and file any tax returns required to be filed with respect to the Escrow Account.

7.5. The persons to whom income is allocable for each year shall pay all taxes payable on income earned from the investment of the Escrow Property, whether or not the Escrow Agent distributed the income during any particular year.

8. Escrow Agent’s Duties.

8.1. The Escrow Agent’s duties are entirely ministerial and not discretionary, and the Escrow Agent will be under no duty or obligation to give any notice, or to do or to omit the doing of any action with respect to the Escrow Property, except to give notice, make disbursements and invest the Escrow Property in accordance with the terms of this Agreement.

8.2. The Escrow Agent will neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument or document among the other parties hereto, in connection herewith, including the Membership Interest Purchase Agreement, and will be required to act only pursuant to the terms and provisions of this Agreement. This Agreement sets forth all matters pertinent to the escrow contemplated hereunder, and no additional obligations of the Escrow Agent will be inferred from the terms of this Agreement, the Membership Interest Purchase Agreement or any other agreement.

8.3. The Escrow Agent will not be liable for any error in judgment or any act or steps taken or permitted to be taken in good faith, or for any mistake of law or fact, or for anything it may do or refrain from doing in connection with this Agreement, except for its own willful misconduct or gross negligence. As to any legal questions arising in connection with the administration of this Agreement, the Escrow Agent may consult with and rely absolutely upon the opinions given to it by counsel (including internal counsel) and shall be free of liability for acting in reliance on such opinions. In no event shall the Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages.

8.4. The Escrow Agent will not be required in any way to determine the validity, genuineness, authenticity or sufficiency, whether in form or substance, of any instrument, document, certificate, statement or notice referred to in this Agreement or contemplated by this Agreement, or the identity or authority of the persons executing it, and it will be sufficient if any writing purporting to be such instrument, document, certificate, statement or notice is delivered to the Escrow Agent and purports to be correct in form and signed or otherwise executed by the party or parties required to sign or execute it under this Agreement. The Escrow Agent reserves the right, but shall in no way be obligated, to call upon the parties, or any of them, for written instructions before taking any actions hereunder.

8.5. During the term of this Agreement, the Escrow Agent shall not exercise on its own behalf any right of set-off against, or enforce any lien on, the Escrow Property, except such right or lien as may arise in connection with this Agreement.

8.6. The parties to this Agreement agree to make modifications to this Section upon the reasonable request of the Escrow Agent.

8.7. In the event of a shareholder vote, the Escrow Agent shall have the right to exercise all voting rights with respect to the FIG common stock held by the Escrow Agent as part of the Escrow Property; provided, however, that the Escrow Agent shall have no discretion as to voting the shares of FIG common stock except in a fashion that is in all respects proportional to the manner in which the FIG common stock not held as part of the Escrowed Property is voted (as certified by FIG’s Secretary). FIG, Rosato, Gallagher and the Members’ Representative each hereby (i) instruct the Escrow Agent to vote all of the FIG common shares held as Escrow Property in the manner described in this Section 8.7 and (ii) agree that the Escrow Agent shall have no liability with respect to voting the FIG common stock held as Escrow Property in the manner described in this Section 8.7. This Section 8.7 shall constitute an irrevocable proxy, coupled with an interest, with respect to any shares of FIG common stock (or other FIG securities) that Escrow Agent holds pursuant to this Agreement.

9. Disputes.

9.1. It is understood and agreed that should any dispute arise with respect to the payment and/or ownership or right of possession of the Escrow Property, or should the Escrow Agent be uncertain as to what action to take with respect to the Escrow Property, the Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, all or any part of the Escrow Property until such dispute or uncertainty shall have been settled either by mutual agreement by the parties concerned (as evidenced by a written agreement among them) or by a Final Determination.

9.2. If the Escrow Agent becomes involved in litigation by reason of this Agreement, or if the Escrow Agent reasonably believes, in its sole discretion, that it may become involved in litigation, the Escrow Agent is authorized to institute a bill of interpleader in a court in the Commonwealth of Virginia to determine the rights of the parties and to deposit the Escrow Property with the court in accordance with the Commonwealth of Virginia law. Upon deposit of the Escrow Property with the court, the Escrow Agent shall stand fully relieved and discharged of any further duties as Escrow Agent. The filing of any such legal proceedings shall not deprive the Escrow Agent of its compensation hereunder earned prior to such filing and discharge of the Escrow Agent of its duties hereunder.

9.3. If a bill of interpleader is instituted, or if the Escrow Agent is threatened with litigation or becomes involved in litigation in any manner whichever on account of this Agreement or the Escrow Property, FIG and the Members, jointly and severally, shall pay the Escrow Agent its reasonable attorneys’ fees and any other disbursements, expenses, losses, costs and damages incurred by the Escrow Agent in connection with or resulting from such threatened or actual litigation. All costs and expenses of such dispute will be charged to the non-prevailing party in such dispute, unless such non-prevailing party is a third party, in which case the Escrow Agent’s costs and expenses will be charged to and paid out of the Escrow Property, and to the extent the Escrow Property are insufficient, will be charged equally to FIG and the Members.

9.4. In the event that the Escrow Agent proposes to disburse to the Members any portion of the Escrow Property, the disbursement of which the Escrow Agent had previously withheld pursuant to this Section, the Escrow Agent shall disburse such amount to the Member’s Representative.

10. Indemnity. FIG and the Members jointly and severally agree to hold the Escrow Agent harmless and to indemnify the Escrow Agent against any loss, liability, expenses (including reasonable attorney’s fees and expenses), claim, or demand arising out of or in connection with the performance of its obligations in accordance with the provisions of this Agreement, except for willful misconduct or gross negligence of the Escrow Agent. Notwithstanding anything in this Agreement to the contrary, the Escrow Agent shall be entitled to set-off against the Escrow Property and apply such set-off to payment of such fees and disbursements and other liabilities and obligations hereunder. Upon the written request of the Escrow Agent, FIG and the Members jointly and severally agree to assume the investigation and defense of any such claim, including the employment of counsel acceptable to the Escrow Agent and the payment of all expenses related thereto and, notwithstanding any such assumption, the Escrow Agent shall have the right, and FIG and the Members jointly and severally agree to pay the cost and expense thereof, to employ separate counsel with respect to any such claim and participate in the investigation and defense thereof in the event that the Escrow Agent shall have been advised by counsel that there may be one or more legal defenses available to the Escrow Agent which are different from or in addition to those available to FIG or the Members. FIG and the Members agree that all references in this Section to the Escrow Agent shall be deemed to include references to its directors, officers, employees and agents. The foregoing indemnities in this paragraph shall survive the resignation or removal of the Escrow Agent or the termination of this Agreement.

11. Investment.

11.1. As used in this Section, “Eligible Investments” include one or more of the following obligations or securities, but only to the extent that such obligations or securities mature within thirty (30) calendar days or such longer time as the Members’ Representative and FIG shall determine, such longer maturities not to exceed eighteen (18) months from the Closing Date: (a) direct obligations of, or obligations fully guaranteed by, the United States of America or any agency thereof, and (b) money market funds investing primarily in the obligations or securities listed in clause (a) above or repurchase agreements fully collateralized by direct obligations of the United States of America.

11.2. The Escrow Agent will invest the Escrow Property in such Eligible Investments as the Members’ Representative and FIG, from time to time, shall jointly instruct the Escrow Agent in writing. Notwithstanding the foregoing, in no event shall the FIG common stock held as part of the Escrow Property be invested. Earnings upon Eligible Investments shall be deemed part of the Escrow Property, shall be deposited in the Escrow Account and shall be disbursed in accordance with the terms of this Agreement. Any loss or expense incurred from an Eligible Investment shall be borne by the Escrow Property. The Escrow Agent shall have no responsibility or liability for any diminution which may result from any investments or reinvestments made in accordance with this Agreement.

11.3. The parties acknowledge and agree that the Escrow Agent will not provide supervision, recommendations or advice relative to either the investment of the Escrow Property or the purchase, sale, retention or other disposition of any Eligible Investment.

11.4. The Escrow Agent is hereby authorized to execute purchases and sales of Eligible Investments through its own trading or capital markets operations. The Escrow Agent shall send statements to FIG and the Members’ Representative reflecting activity for the Escrow Account for the preceding quarter within fifteen (15) days after the last day of each calendar quarter. Although the parties acknowledge that they may obtain a broker confirmation or written statement containing comparable information at no additional cost, each party hereby agrees that confirmations of Eligible Investments are not required to be issued by the Escrow Agent for each period in which a statement is provided.

12. Resignation.

12.1. The Escrow Agent may resign upon thirty (30) calendar days’ prior written notice to the Members’ Representative and FIG, and, upon joint instructions from the Members’ Representative and FIG, will deliver the Escrow Property to any designated substitute Escrow Agent selected by the Members’ Representative and FIG. If the Members’ Representative and FIG fail to designate a substitute Escrow Agent within 15 calendar days after receipt of such notice, the Escrow Agent may, at its sole discretion, institute a bill of interpleader as contemplated by Section 9 above for the purpose of having an appropriate court designate a substitute Escrow Agent. The Escrow Agent shall have no responsibility for the appointment of a successor Escrow Agent hereunder.

12.2. Any company into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any company resulting from any merger, conversion or consolidation to which it shall be a party, or any company to which the Escrow Agent may sell or transfer all or substantially all of its corporate trust business shall be the successor to the Escrow Agent without the execution or filing of any paper or the performance of any further act, notwithstanding anything herein to the contrary.

13. Compensation. FIG and Members agree that the fees and expenses of the Escrow Agent, including any investment fees and other investment-related charges, for services rendered, including the basic fees set forth in Exhibit 4 attached hereto, shall be paid out of the Earnings; provided, however, that if the Earnings are less than the fees then due, then the balance of the fees due to the Escrow Agent shall be paid equally by the Members and FIG. Upon any withdrawal from the Escrow Property to pay such fees and expenses, the Escrow Agent shall provide written notification of such withdrawal to FIG and the Members' Representative, detailing such fees and expenses. The Escrow Agent shall have, and is hereby granted, a prior lien upon any property, cash, or assets hereunder, with respect to its unpaid fees and nonreimbursed expenses, superior to the interests of any other person.

14. Termination. Upon delivery of all amounts constituting the Escrow Property as provided in Sections 5 and 7 and the resolution of all disputes, if any, covered by Section 9, this Agreement shall terminate except for the provisions of Section 9 (with respect to payment of the Escrow Agent’s expenses), Section 10 and Section 13.

15. Notices.

15.1. All necessary notices, demands and requests required or permitted to be given hereunder shall be in writing and addressed as follows:

If to the Members: c/o Thomas P. Rosato
Members’ Representative
9841 Broken Land Parkway
Columbia, Maryland  [Zip Code]
Fax: ________________

With a copy to: William M. Davidow, Esquire
Whiteford Taylor & Preston L.L.P.
7 St. Paul Street
Baltimore, Maryland 21202-1626
Fax: (410) 223-4367

If to FIG: Fortress International Group, Inc.
4100 North Fairfax Drive
Suite 1150
Arlington, Virginia 22203
Attn: Harvey L. Weiss, Chairman of the Board

and

James J. Maiwurm
Squire, Sanders & Dempsey L.L.P.
8000 Towers Crescent Drive, Suite 1400
Tysons Corner, VA 22182-2700
Fax: (703) 720-7801

If to the Escrow Agent: SunTrust Bank
919 East Main Street, 10th Floor
Richmond, Virginia 23219
Attn: E. Carl Thompson, Jr.
Fax: (804) 782-7855

15.2. Notices shall be delivered by a recognized courier service or by facsimile transmission and shall be effective upon receipt, provided that notices shall be presumed to have been received:

(a) if given by courier service, on the second Business Day following delivery of the notice to a recognized courier service for delivery on or before the second Business Day following delivery to such service, delivery costs prepaid, addressed as aforesaid; and

(b) if given by facsimile transmission, on the next Business Day, provided that the facsimile transmission is confirmed by answer back, written evidence of electronic confirmation of delivery, or oral or written acknowledgment of receipt thereof by the addressee.

15.3. From time to time either party may designate a new address or facsimile number for the purpose of notice hereunder by notice to the other party in accordance with the provisions of this Section 15.

15.4. Notwithstanding anything to the contrary herein provided, the Escrow Agent shall not be deemed to have received any notice prior to the Escrow Agent’s actual receipt thereof.

16. Choice of Laws; Cumulative Rights. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Virginia without regard to the choice of law provisions thereof. The rights and remedies provided to each party hereunder are cumulative and will be in addition to the rights and remedies otherwise available to such party under this Agreement, any other agreement or applicable law.

17. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and such counterparts together will constitute an original.

18. Successors and Assigns. This Agreement will bind and inure to the benefit of the parties and their respective successors and permitted assigns. Except as provided in Section 12.2, this Agreement may not be assigned by operation of law or otherwise without the prior written consent of each of the parties hereto.

19. Severability. The provisions of this Agreement will be deemed severable, and if any provision or part of this Agreement is held illegal, void or invalid under applicable law, such provision or part may be changed to the extent reasonably necessary to make the provision or part, as so changed, legal, valid and binding. If any provision of this Agreement is held illegal, void or invalid in its entirety, the remaining provisions of this Agreement will not in any way be affected or impaired but will remain binding in accordance with their terms.

20. Headings. The Section headings in this Agreement are for convenience of reference only and will not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

21. Waiver. No failure on the part of any party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or any other power, right, privilege or remedy. No party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

22. Amendments. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of each of the parties hereto.

23. Parties in Interest. None of the provisions of this Agreement is intended to provide any rights or remedies to any Person other than the parties hereto and their respective successors and permitted assigns, if any.

24. Entire Agreement. This Agreement sets forth the entire understanding of the parties hereto relating to the subject matter hereof and supersedes all prior agreements and understandings among or between any of the parties relating to the subject matter hereof.

25. Escrow Agent Documentation. In order to maintain compliance with the Patriot Act, prior to the effective date of this Agreement, FIG and the Members’ Representative shall provide to the Escrow Agent a completed Form W-9, Certificate of Incumbency, and a copy of the corporate document (i.e., Corporate Resolution, Articles of Incorporation, Bylaws, Partnership Agreement, etc.) that would show proper authorization for such parties to enter into this Agreement.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

FIG:

FORTRESS INTERNATIONAL GROUP, INC.,
a Delaware corporation

By:
Name:
Title:

MEMBERS:

Thomas P. Rosato

Gerard J. Gallagher

MEMBERS’ REPRESENTATIVE:

Thomas P. Rosato as the representative for those
Members pursuant to Section 2.6 of the Membership
Interest Purchase Agreement.

ESCROW AGENT:

SUNTRUST BANK,
a Georgia banking corporation

By:
Name:
Title:

Annex C

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of the _______ day of ______________, 2006, by and among Fortress America Acquisition Corporation, a Delaware corporation (the “Company”) and the undersigned parties listed under Stockholders on the signature page hereto (each, a “Stockholder” and collectively, the “Stockholders”).

WHEREAS, the Stockholders are parties to the Second Amended and Restated Membership Interest Purchase Agreement by and among the Company, VTC, L.L.C., Vortech, LLC, Thomas P. Rosato and Gerard J. Gallagher, dated dated July __, 2006 (the “Purchase Agreement”); and

WHEREAS, pursuant to the Purchase Agreement, the Stockholders and the Company desire to enter into this Agreement to provide the Stockholders with certain rights relating to the registration of shares of Common Stock issued to the Stockholders pursuant to the terms and conditions of the Purchase Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS.  The following capitalized terms used herein have the following meanings:

“Agreement” means this Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

“Commission” means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act or the Exchange Act.

“Common Stock” means the common stock, par value $0.0001 per share, of the Company.

“Company” is defined in the preamble to this Agreement.

“Demand Registration” is defined in Section 2.1.1.

“Demanding Holder” is defined in Section 2.1.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Form S-3” is defined in Section 2.3.

“Founding Investor Registration Rights Agreement” means that certain Registration Rights Agreement dated as of July 13, 2005 by and among the Company and the investors listed on the signature page thereto.

“Indemnified Party” is defined in Section 4.3.

“Indemnifying Party” is defined in Section 4.3.

“Maximum Number of Shares” is defined in Section 2.1.4.

“Notices” is defined in Section 6.3.

“Piggy-Back Registration” is defined in Section 2.2.1.

“Register,” “registered” and “registration” each means a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registrable Securities” mean all of the shares of Common Stock owned or held by Stockholders.  Registrable Securities include any warrants, shares of capital stock or other securities of the Company issued as a dividend or other distribution with respect to or in exchange for or in replacement of such shares of Common Stock.  As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when:  (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the Securities Act; (c) such securities shall have ceased to be outstanding, or (d) the Securities and Exchange Commission makes a definitive determination to the Company that the Registrable Securities are salable under Rule 144(k).

“Registration Statement” means a registration statement filed by the Company with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of Common Stock (other than a registration statement on Form S-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

“Release Date” means July 13, 2008.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Stockholder” is defined in the preamble to this Agreement.

“Stockholder Indemnified Party” is defined in Section 4.1.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

2. REGISTRATION RIGHTS.

2.1 Demand Registration.

 2.1.1. Request for Registration.  At any time and from time to time on or after the Release Date, the holders of a majority-in-interest of the Registrable Securities held by the Stockholders or the transferees of the Stockholders, may make a written demand for registration under the Securities Act of all or part of their Registrable Securities (a “Demand Registration”).  Any demand for a Demand Registration shall specify the number of shares of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof.  The Company will notify all holders of Registrable Securities of the demand, and each holder of Registrable Securities who wishes to include all or a portion of such holder’s Registrable Securities in the Demand Registration (each such holder including shares of Registrable Securities in such registration, a “Demanding Holder”) shall so notify the Company within fifteen (15) days after the receipt by the holder of the notice from the Company.  Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Section 2.1.4 and the provisos set forth in Section 3.1.1.  The Company shall not be obligated to effect more than an aggregate of two (2) Demand Registrations under this Section 2.1.1 in respect of Registrable Securities.

2.1.2. Effective Registration.  A registration will not count as a Demand Registration until the Registration Statement filed with the Commission with respect to such Demand Registration has been declared effective and the Company has complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders thereafter elect to continue the offering; provided, further, that the Company shall not be obligated to file a second Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration or is terminated.

2.1.3. Underwritten Offering.  If a majority-in-interest of the Demanding Holders so elect and such holders so advise the Company as part of their written demand for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. In such event, the right of any holder to include its Registrable Securities in such registration shall be conditioned upon such holder’s participation in such underwriting and the inclusion of such holder’s Registrable Securities in the underwriting to the extent provided herein.  All Demanding Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwriting by a majority-in-interest of the holders initiating the Demand Registration.

2.1.4. Reduction of Offering.  If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises the Company and the Demanding Holders in writing that the dollar amount or number of shares of Registrable Securities which the Demanding Holders desire to sell, taken together with all other shares of Common Stock or other securities which the Company desires to sell and the shares of Common Stock, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights held by other shareholders of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of shares, as applicable, the “Maximum Number of Shares”), then the Company shall include in such registration:  (i) first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders (pro rata in accordance with the number of shares of Registrable Securities which such Demanding Holder has requested be included in such registration, regardless of the number of shares of Registrable Securities held by each Demanding Holder) that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock for the account of other persons that the Company is obligated to register pursuant to written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Shares; and (iv) fourth, to the extent that the Maximum Number of Shares have not been reached under the foregoing clauses (i), (ii), and (iii), the shares of Common Stock that other shareholders desire to sell that can be sold without exceeding the Maximum Number of Shares.

2.1.5. Withdrawal. If a majority-in-interest of the Demanding Holders disapprove of the terms of any underwriting or are not entitled to include all of their Registrable Securities in any offering, such majority-in-interest of the Demanding Holders may elect to withdraw from such offering by giving written notice to the Company and the Underwriter or Underwriters of their request to withdraw prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Demand Registration.  If the majority-in-interest of the Demanding Holders withdraws from a proposed offering relating to a Demand Registration, then such registration shall not count as a Demand Registration provided for in Section 2.1.1.

2.2 Piggy-Back Registration.

2.2.1. Piggy-Back Rights.  If at any time on or after the Release Date the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or for shareholders of the Company for their account (or by the Company and by shareholders of the Company including, without limitation, pursuant to Section 2.1), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing shareholders, (iii) for an offering of debt that is convertible into equity securities of the Company or (iv) for a dividend reinvestment plan, then the Company shall (x) give written notice of such proposed filing to the holders of Registrable Securities as soon as practicable but in no event less than ten (10) days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (y) offer to the holders of Registrable Securities in such notice the opportunity to register the sale of such number of shares of Registrable Securities as such holders may request in writing within fifteen (15) days following receipt of such notice (a “Piggy-Back Registration”).  The Company shall cause such Registrable Securities to be included in such registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof.  All holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration.

2.2.2. Reduction of Offering.  If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises the Company and the holders of Registrable Securities in writing that the dollar amount or number of shares of Common Stock which the Company desires to sell, taken together with shares of Common Stock, if any, as to which registration has been demanded pursuant to written contractual arrangements with persons other than the holders of Registrable Securities hereunder, the Registrable Securities as to which registration has been requested under this Section 2.2, and the shares of Common Stock, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other shareholders of the Company, exceeds the Maximum Number of Shares, then the Company shall include in any such registration:

    (i) If the registration is undertaken for the Company’s account: (A) first, the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the shares of Common Stock, if any, including the Registrable Securities, as to which registration has been requested pursuant to written contractual piggy-back registration rights of security holders (pro rata in accordance with the number of shares of Common Stock which each such person has actually requested to be included in such registration, regardless of the number of shares of Common Stock with respect to which such persons have the right to request such inclusion) that can be sold without exceeding the Maximum Number of Shares; and

(ii) If the registration is a “demand” registration undertaken at the demand of persons other than the holders of Registrable Securities pursuant to written contractual arrangements with such persons, (A) first, the shares of Common Stock for the account of the demanding persons that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock as to which registration has been requested pursuant to written contractual piggy-back registration rights under the Founding Investor Registration Rights Agreement that can be sold without exceeding the Maximum Number of Shares; (D) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A), (B) and (C), the Registrable Securities as to which registration has been requested under this Section 2.2 (pro rata in accordance with the number of shares of Registrable Securities held by each such holder) that can be sold without exceeding the Maximum Number of Shares; and (E) fifth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A), (B), (C) and (D), the shares of Common Stock, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights which other shareholders desire to sell that can be sold without exceeding the Maximum Number of Shares.

2.2.3. Withdrawal.  Any holder of Registrable Securities may elect to withdraw such holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement.  The Company may also elect to withdraw a registration statement at any time prior to the effectiveness of the Registration Statement.  Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 3.3.

2.3 Registrations on Form S-3.  The holders of Registrable Securities may at any time and from time to time, request in writing that the Company register the resale of any or all of such Registrable Securities on Form S-3 or any similar short-form registration which may be available at such time (“Form S-3”); provided, however, that the Company shall not be obligated to effect such request through an underwritten offering.  Upon receipt of such written request, the Company will promptly give written notice of the proposed registration to all other holders of Registrable Securities, and, as soon as practicable thereafter, effect the registration of all or such portion of such holder’s or holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other holder or holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration pursuant to this Section 2.3: (i) if Form S-3 is not available for such offering; or (ii) if the holders of the Registrable Securities, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at any aggregate price to the public of less than $500,000. Registrations effected pursuant to this Section 2.3 shall not be counted as Demand Registrations effected pursuant to Section 2.1.

3. REGISTRATION PROCEDURES.

3.1 Filings; Information.  Whenever the Company is required to effect the registration of any Registrable Securities pursuant to Section 2, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection with any such request:

   3.1.1. Filing Registration Statement.  The Company shall, as expeditiously as possible and in any event within sixty (60) days after receipt of a request for a Demand Registration pursuant to Section 2.1, prepare and file with the Commission a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its best efforts to cause such Registration Statement to become and remain effective for the period required by Section 3.1.3; provided, however, that the Company shall have the right to defer any Demand Registration for up to thirty (30) days, and any Piggy-Back Registration for such period as may be applicable to deferment of any demand registration to which such Piggy-Back Registration relates, in each case if the Company shall furnish to the holders a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its shareholders for such Registration Statement to be effected at such time; provided further, however, that the Company shall not have the right to exercise the right set forth in the immediately preceding proviso more than once in any 365-day period in respect of a Demand Registration hereunder.

3.1.2. Copies.  The Company shall, prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the holders of Registrable Securities included in such registration, and such holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as the holders of Registrable Securities included in such registration or legal counsel for any such holders may request in order to facilitate the disposition of the Registrable Securities owned by such holders.

   3.1.3. Amendments and Supplements.  The Company shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement (which period shall not exceed the sum of one hundred eighty (180) days plus any period during which any such disposition is interfered with by any stop order or injunction of the Commission or any governmental agency or court) or such securities have been withdrawn.

3.1.4. Notification.  After the filing of a Registration Statement, the Company shall promptly, and in no event more than two (2) business days after such filing, notify the holders of Registrable Securities included in such Registration Statement of such filing, and shall further notify such holders promptly and confirm such advice in writing in all events within two (2) business days of the occurrence of any of the following:  (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and the Company shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (iv) any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the holders of Registrable Securities included in such Registration Statement any such supplement or amendment; except that before filing with the Commission a Registration Statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference, the Company shall furnish to the holders of Registrable Securities included in such Registration Statement and to the legal counsel for any such holders, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such holders and legal counsel with a reasonable opportunity to review such documents and comment thereon, and the Company shall not file any Registration Statement or prospectus or amendment or supplement thereto, including documents incorporated by reference, to which such holders or their legal counsel shall object.

3.1.5. State Securities Laws Compliance.  The Company shall use its best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.1.5 or subject itself to taxation in any such jurisdiction.

   3.1.6. Agreements for Disposition.  The Company shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities.  The representations, warranties and covenants of the Company in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the holders of Registrable Securities included in such registration statement.  No holder of Registrable Securities included in such registration statement shall be required to make any representations or warranties in the underwriting agreement except, if applicable, with respect to such holder’s organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with such holder’s material agreements and organizational documents, and with respect to written information relating to such holder that such holder has furnished in writing expressly for inclusion in such Registration Statement.

   3.1.7. Cooperation.  The principal executive officer of the Company, the principal financial officer of the Company, the principal accounting officer of the Company and all other officers and members of the management of the Company shall cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential Stockholders.

3.1.8. Records.  The Company shall make available for inspection by the holders of Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any holder of Registrable Securities included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information requested by any of them in connection with such Registration Statement.

   3.1.9. Opinions and Comfort Letters.  The Company shall furnish to each holder of Registrable Securities included in any Registration Statement a signed counterpart, addressed to such holder, of (i) any opinion of counsel to the Company delivered to any Underwriter and (ii) any comfort letter from the Company’s independent public accountants delivered to any Underwriter.  In the event no legal opinion is delivered to any Underwriter, the Company shall furnish to each holder of Registrable Securities included in such Registration Statement, at any time that such holder elects to use a prospectus, an opinion of counsel to the Company to the effect that the Registration Statement containing such prospectus has been declared effective and that no stop order is in effect.

   3.1.10. Earnings Statement.  The Company shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make available to its shareholders, as soon as practicable, an earnings statement covering a period of twelve (12) months, beginning within three (3) months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

   3.1.11. Listing.  The Company shall use its best efforts to cause all Registrable Securities included in any registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by the Company are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to the holders of a majority of the Registrable Securities included in such registration.

3.2 Obligation to Suspend Distribution.  Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1.4(iii), or, in the case of a resale registration on Form S-3 pursuant to Section 2.3 hereof, upon any suspension by the Company, pursuant to a written insider trading compliance program adopted by the Company’s Board of Directors, of the ability of all “insiders” covered by such program to transact in the Company’s securities because of the existence of material non-public information and holder would be deemed an “insider” under such program, each holder of Registrable Securities included in any registration shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such holder receives the supplemented or amended prospectus contemplated by Section 3.1.4(iv) or the restriction on the ability of “insiders” to transact in the Company’s securities is removed or is inapplicable to such holder, as applicable, and, if so directed by the Company, each such holder will deliver to the Company all copies, other than permanent file copies then in such holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

  3.3 Registration Expenses.  The Company shall bear all costs and expenses incurred in connection with any Demand Registration pursuant to Section 2.1, any Piggy-Back Registration pursuant to Section 2.2, and any registration on Form S-3 effected pursuant to Section 2.3, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 3.1.11; (vi) National Association of Securities Dealers, Inc. fees; (vii) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 3.1.9); (viii) the fees and expenses of any special experts retained by the Company in connection with such registration and (ix)  the fees and expenses of one legal counsel selected by the holders of a majority-in-interest of the Registrable Securities included in such registration.  The Company shall have no obligation to pay any underwriting discounts or selling commissions or transfer taxes, if any, attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts or selling commissions or transfer taxes, if any, shall be borne by such holders.  Additionally, in an underwritten offering, all selling shareholders and the Company shall bear the expenses of the underwriter pro rata in proportion to the respective amount of shares each is selling in such offering.

  3.4 Information.  The holders of Registrable Securities shall provide such information as may reasonably be requested by the Company, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 2 and in connection with the Company’s obligation to comply with federal and applicable state securities laws.

4. INDEMNIFICATION AND CONTRIBUTION.

4.1 Indemnification by the Company.  The Company agrees to indemnify and hold harmless each Stockholder and each other holder of Registrable Securities, and each of their respective officers, employees, affiliates, directors, partners, members and agents, and each person, if any, who controls a Stockholder and each other holder of Registrable Securities (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, a “Stockholder Indemnified Party”), from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement (or allegedly untrue statement) of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arising out of or based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and the Company shall promptly reimburse the Stockholder Indemnified Party for any legal and any other expenses reasonably incurred by such Stockholder Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, or summary prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by such selling holder expressly for use therein.  The Company also shall indemnify any Underwriter of the Registrable Securities, their officers, affiliates, directors, partners, members and agents and each person who controls such Underwriter on substantially the same basis as that of the indemnification provided above in this Section 4.1.

      4.2 Indemnification by Holders of Registrable Securities.  Each selling holder of Registrable Securities will, in the event that any registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held by such selling holder, indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any), and each other person, if any, who controls such selling holder or such underwriter within the meaning of the Securities Act, against any losses, claims, judgments, damages or liabilities, whether joint or several, insofar as such losses, claims, judgments, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or the alleged omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such selling holder expressly for use therein, and shall reimburse the Company, its directors and officers, and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action.  Each selling holder’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds (after payment of all underwriting fees, discounts, commissions and taxes) actually received by such selling holder from the sale of Registrable Securities which gave rise to such indemnification obligation.

4.3 Conduct of Indemnification Proceedings.  Promptly after receipt by any person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other person for indemnification hereunder, notify such other person (the “Indemnifying Party”) in writing of the loss, claim, judgment, damage, liability or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure.  If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel reasonably satisfactory to the Indemnified Party.  After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

4.4 Contribution.

4.4.1. If the indemnification provided for in the foregoing Sections 4.1, 4.2 and 4.3 is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations.  The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      4.4.2. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 4.4.1.  The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 4.4, no holder of Registrable Securities shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of all underwriting fees, discounts, commissions and taxes) actually received by such holder from the sale of Registrable Securities which gave rise to such contribution obligation.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

5. UNDERWRITING AND DISTRIBUTION.

      5.1 Rule 144.  The Company covenants that it shall file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rules may be amended from time to time, or any similar Rule or regulation hereafter adopted by the Commission.

6. MISCELLANEOUS.

6.1 Other Registration Rights.  The Company represents and warrants that no person, other than a holder of the Registrable Securities and the parties to the Founding Investor Registration Rights Agreement, has any right to require the Company to register any shares of the Company’s capital stock for sale or to include shares of the Company’s capital stock in any registration filed by the Company for the sale of shares of capital stock for its own account or for the account of any other person.

6.2 Assignment; No Third-Party Beneficiaries.  This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.  This Agreement and the rights, duties and obligations of the holders of Registrable Securities hereunder may be freely assigned or delegated by such holder of Registrable Securities in conjunction with and to the extent of any transfer of Registrable Securities by any such holder.  This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and their respective successors and the permitted assigns of the Stockholder or holder of Registrable Securities or of any assignee of the Stockholder or holder of Registrable Securities.  This Agreement is not intended to confer any rights or benefits on any persons that are not a party hereto other than as expressly set forth in Section 4 and this Section 6.2.

6.3 Notices. All notices, demands, requests, consents, approvals or other communications (collectively, “Notices”) required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice.  Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile; provided, that if such service or transmission is not on a business day or is after normal business hours, then such notice shall be deemed given on the next business day.  Notice otherwise sent as provided herein shall be deemed given on the next business day following timely delivery of such notice to a reputable air courier service with an order for next-day delivery.

To the Company:

Fortress America Acquisition Corporation
4100 North Fairfax Drive, #1150
Arlington, Virginia 22203
Attention: Chairman

with a copy to:

Squire, Sanders & Dempsey L.L.P.
8000 Towers Crescent Drive, 14th Floor
Tysons Corner, Virginia 22182
Attn: James J. Maiwurm, Esq.; and

To a Stockholder,:

to the addresses listed on Exhibit A hereto.

6.4 Severability.  This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof.  Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

6.5 Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

6.6 Entire Agreement.  This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written.

6.7 Modifications and Amendments.  No amendment, modification or termination of this Agreement shall be binding upon any party unless executed in writing by such party.

6.8 Titles and Headings.  Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.

6.9 Waivers and Extensions.  Any party to this Agreement may waive any right, breach or default which such party has the right to waive, provided that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement.  Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred.  Any waiver may be conditional.  No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof or of any other agreement or provision herein contained.  No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

6.10 Remedies Cumulative.  In the event that the Company fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, the Stockholder or any other holder of Registrable Securities may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond.  None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

6.11 Governing Law. This Agreement shall be governed by, interpreted under, and construed in accordance with the internal laws of the State of Delaware applicable to agreements made and to be performed within the State of Delaware, without giving effect to any choice-of-law provisions thereof that would compel the application of the substantive laws of any other jurisdiction.

6.12 Waiver of Trial by Jury.  Each party hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Agreement, the transactions contemplated hereby, or the actions of any Stockholder in the negotiation, administration, performance or enforcement hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

FORTRESS AMERICA ACQUISITION CORPORATION
A Delaware corporation

By:
Name: Title: __________________________________________
STOCKHOLDERS:

Thomas P. Rosato

Gerard J. Gallagher

Exhibit A

Stockholders:

Thomas P. Rosato

Gerard J. Gallagher

Annex D

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

FORTRESS AMERICA ACQUISITION CORPORATION

FIRST: Name. The name of this corporation is Fortress America Acquisition Corporation (the "Corporation").

SECOND: Registered Office and Agent. The address of the Corporation's registered office in the State of Delaware is to be located at 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle, State of Delaware 19808. Its registered agent at such address is Corporation Service Company.

THIRD: Purpose. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law, as amended from time to time (the "DGCL").

FOURTH: Capital Stock.

Section 4.1. Authorized Shares. The total number of shares of stock which the Corporation shall have authority to issue is fifty-one million (51,000,000), fifty million (50,000,000) of which shall be shares of Common Stock with a par value of $0.0001 per share and one million (1,000,000) of which shall be shares of Preferred Stock with a par value of $0.0001 per share.

Section 4.2. Common Stock. Except as otherwise required by law or as otherwise provided in the terms of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, the holders of the Common Stock shall exclusively possess all voting power, and each share of Common Stock shall have one vote.

Section 4.3. Preferred Stock.

(a) Board Authorized to Fix Terms. The Board of Directors is authorized, subject to limitations prescribed by law, by resolution or resolutions to provide for the issuance of shares of preferred stock in one or more series, and, by filing a certificate when required by the DGCL, to establish from time to time the number of shares to be included in each such series and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(i) the number of shares constituting that series, including the authority to increase or decrease such number, and the distinctive designation of that series;

(ii) the dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, the date or dates from which they shall be cumulative and the relative rights of priority, if any, in the payment of dividends on shares of that series;

(iii) the voting rights, if any, of the shares of that series in addition to the voting rights provided by law and the terms of any such voting rights;

(iv) the terms and conditions, if any, upon which shares of that series shall be convertible or exchangeable for shares of any other class or classes of stock of the Corporation or other entity, including provision for adjustment of the conversion or exchange rate upon the occurrence of such events as the Board of Directors shall determine;

(v) the right, if any, of the Corporation to redeem shares of that series and the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary according to different conditions and different redemption dates;

(vi) the obligation, if any, of the Corporation to retire shares of that series pursuant to a retirement or sinking fund or fund of a similar nature for the redemption or purchase of shares of that series and the terms and conditions of such obligation;

(vii) the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, in the payment of shares of that series; and

(viii) any other rights, preferences and limitations of the shares of that series as may be permitted by law.

(b) Dividend Preference. Dividends on outstanding shares of preferred stock shall be paid or declared and set apart for payment before any dividends shall be paid or declared and set apart for payment on shares of common stock with respect to the same dividend period.

(c) Relative Liquidation Preference. If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets available for distribution to holders of shares of preferred stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of preferred stock in accordance with their respective priorities and preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

(d) Reissuance of Preferred Stock. Subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of shares of Preferred Stock, shares of Preferred Stock of any series that have been redeemed or repurchased by the Corporation (whether through the operation of a sinking fund or otherwise) or that, if convertible or exchangeable, have been converted or exchanged in accordance with their terms, shall be retired and have the status of authorized and unissued shares of Preferred Stock of the same series and may be reissued as a part of the series of which they were originally a part or may, upon the filing of an appropriate certificate with the Delaware Secretary of State, be reissued as part of a new series of shares of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of shares of Preferred Stock.

FIFTH: Elimination of Certain Liability of Directors. No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL or (d) for any transaction from which the director derived an improper personal benefit. If the DGCL is hereafter amended to permit a corporation to further eliminate or limit the liability of a director of a corporation, then the liability of a director of the Corporation, in addition to the circumstances in which a director is not personally liable as set forth in the preceding sentence, shall, without further action of the directors or stockholders, be further eliminated or limited to the fullest extent permitted by the DGCL as so amended. Neither any amendment, repeal, or modification of this Article Fifth, nor the adoption or amendment of any other provision of this Certificate of Incorporation or the bylaws of the Corporation inconsistent with this Article Fifth, shall adversely affect any right or protection provided hereby with respect to any act or omission occurring prior to the date when such amendment, repeal, modification, or adoption became effective.

SIXTH: Indemnification.

Section 6.1. Right to Indemnification. Each person who was or is a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit, proceeding or alternative dispute resolution procedure, whether (a) civil, criminal, administrative, investigative or otherwise, (b) formal or informal or (c) by or in the right of the Corporation (collectively, a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, manager, officer, partner, trustee, employee or agent of another foreign or domestic corporation or of a foreign or domestic limited liability company, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as such a director, officer, employee or agent of the Corporation or in any other capacity while serving as such other director, manager, officer, partner, trustee, employee or agent, shall be indemnified and held harmless by the Corporation against all judgments, penalties and fines incurred or paid, and against all expenses (including attorneys' fees) and settlement amounts incurred or paid, in connection with any such proceeding, except in relation to matters as to which the person did not act in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful. Until such time as there has been a final judgment to the contrary, a person shall be presumed to be entitled to be indemnified under this Section 6.1. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, either rebut such presumption or create a presumption that (a) the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the Corporation, (b) with respect to any criminal action or proceeding, the person had reasonable cause to believe that the person's conduct was unlawful or (c) the person was not successful on the merits or otherwise in defense of the proceeding or of any claim, issue or matter therein. If the DGCL is hereafter amended to provide for indemnification rights broader than those provided by this Section 6.1, then the persons referred to in this Section 6.1 shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the DGCL as so amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior to such amendment).

Section 6.2. Determination of Entitlement to Indemnification. A determination as to whether a person who is a director or officer of the Corporation at the time of the determination is entitled to be indemnified and held harmless under Section 6.1 shall be made (a) a majority vote of the directors who are not parties to such proceeding, even though less than a quorum, (b) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (c) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (d) by the stockholders. A determination as to whether a person who is not a director or officer of the Corporation at the time of the determination is entitled to be indemnified and held harmless under Section 6.1 shall be made by or as directed by the Board of Directors of the Corporation.

Section 6.3. Mandatory Advancement of Expenses. The right to indemnification conferred in this Article Sixth shall include the right to require the Corporation to pay the expenses (including attorneys' fees) incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Board of Directors so determines, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer of the Corporation (but not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall be finally determined that such indemnitee is not entitled to be indemnified for such expenses under Section 6.1 or otherwise.

Section 6.4. Non-Exclusivity of Rights. The right to indemnification and the advancement of expenses conferred in this Article Sixth shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, any provision of this Certificate of Incorporation or of any bylaw, agreement, or insurance policy or arrangement, or any vote of stockholders or disinterested directors, or otherwise. The Board of Directors is expressly authorized to adopt and enter into indemnification agreements with, and obtain insurance for, directors and officers.

Section 6.5. Effect of Amendment. Neither any amendment, repeal, or modification of this Article Sixth, nor the adoption or amendment of any other provision of this Certificate of Incorporation or the bylaws of the Corporation inconsistent with this Article Sixth, shall adversely affect any right or protection provided hereby with respect to any act or omission occurring prior to the date when such amendment, repeal, modification, or adoption became effective.

SEVENTH: Miscellaneous. The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation and for the purpose of creating, defining, limiting and regulating powers of the Corporation and its directors and stockholders:

Section 7.1 Classification, Election and Term of Office of Directors. The directors, other than those who may be elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, shall be classified with respect to the time for which they severally hold office into three classes, as nearly equal in number as possible. At the first election of directors by the incorporator, the incorporator shall elect a director for a term expiring at the Corporation's third annual meeting of stockholders. That director shall then elect additional directors to serve in the other classes of directors with terms expiring at the first and second annual meetings of stockholders. At each succeeding annual meeting of stockholders successors to the class of directors whose term expires at that meeting shall be elected by plurality vote of all votes cast at such meeting to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election, subject, however, to their prior death, resignation or removal from office as provided by law. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain a number of directors in each class as nearly equal as possible. Any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of such class. No decrease in the number of directors shall change the term of any director in office at the time of such decrease. A director shall hold office until the annual meeting for the year in which the director's term expires and such director's successor shall be elected and qualified, subject, however, to such director's prior death, resignation or removal from office.

Section 7.2 Manner of Election of Directors. Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

Section 7.3 Adoption and Amendment of Bylaws. The Board of Directors shall have power to make and adopt bylaws with respect to the organization, operation and government of the Corporation and, subject to such restrictions as may be set forth in the bylaws, from time to time to change, alter, amend or repeal the same, but the stockholders of the Corporation may make and adopt additional bylaws and, subject to such restrictions as may be set forth in the bylaws, may change, alter, amend or repeal any bylaw whether adopted by them or otherwise.

Section 7.4 Vote Required to Amend Certain Provisions of Certificate of Incorporation. Notwithstanding any other provision of this Certificate of Incorporation or the bylaws of the Corporation or any provision of law which might otherwise permit a lesser vote, but in addition to any affirmative vote of the holders of any particular class or series of stock required by law, this Certificate of Incorporation, or the bylaws, the affirmative vote of the holders of at least 66⅔% of the Corporation's capital stock entitled to vote generally in the election of directors, voting as a single class, shall be required to alter, amend, or adopt any provision inconsistent with or repeal Articles Fifth, Sixth and Seventh of this Certificate of Incorporation.

Section 7.5 Severability. In the event any provision (or portion thereof) of this Certificate of Incorporation shall be found to be invalid, prohibited, or unenforceable for any reason, the remaining provisions (or portions thereof) of this Certificate of Incorporation shall be deemed to remain in full force and effect, and shall be construed as if such invalid, prohibited, or unenforceable provision had been stricken herefrom or otherwise rendered inapplicable, it being the intent of the Corporation and its stockholders that each such remaining provision (or portion thereof) of this Certificate of Incorporation remain, to the fullest extent permitted by law, applicable and enforceable as to all stockholders, notwithstanding any such finding.

Section 7.6 Reservation of Right to Amend Certificate of Incorporation. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute or herein, and all rights conferred upon stockholders herein are granted subject to this reservation.

Annex E

FORTRESS AMERICA ACQUISITION CORPORATION

2006 OMNIBUS INCENTIVE COMPENSATION PLAN

ARTICLE ONE

ESTABLISHMENT, OBJECTIVES AND DURATION

1.1 ESTABLISHMENT OF THE PLAN. Fortress America Acquisition Corporation, a Delaware corporation (the “Company”), hereby adopts, effective upon the later of stockholder approval of the Plan and the consummation of the Company’s acquisition of VTC, L.L.C. and Vortech, LLC (the “Effective Date”), the Fortress America Acquisition Corporation 2006 Omnibus Incentive Compensation Plan as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares and Performance Units, and Other Incentive Awards.

1.2 OBJECTIVES OF THE PLAN. The objectives of the Plan are to optimize the profitability and growth of the Company through incentives which are consistent with the Company’s goals and which link and align the personal interests of Participants with an incentive for excellence in individual performance, and to promote teamwork.

The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants who make significant contributions to the Company’s success and to allow Participants to share in the success of the Company.

1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 15 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan’s provisions. However, in no event may an Award be granted under the Plan on or after June 30, 2016.

ARTICLE TWO

DEFINITIONS

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

“Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units, or Other Incentive Awards.

“Award Agreement” means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

“Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

“Board” or “Board of Directors” means the Board of Directors of the Company.

“Change in Control” of the Company means any one or more of the following:

(a) The Company is merged, consolidated or reorganized into or with another corporation, partnership, limited liability company, trust, or other legal person (collectively referred herein as a “Business Entity”), and immediately after such merger, consolidation, or reorganization less than fifty percent (50%) of the combined voting power of the then-outstanding securities of such Business Entity immediately after such transaction are held in the aggregate by the holders of voting stock of the Company immediately prior to such transaction;

(b) The Company sells all or substantially all of its assets to any other Business Entity, and less than fifty percent (50%) of the combined voting power of the then-outstanding securities of such Business Entity immediately after such sale are held in the aggregate by the holders of voting stock of the Company immediately prior to such sale; or

(c) Any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) or group of persons acting in concert has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing fifty percent (50%) or more of the voting stock of the Company.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the Compensation Committee of the Board, as specified in Article 3 herein, or such other Committee appointed by the Board to administer the Plan with respect to grants of Awards.

“Common Stock” means the common stock of the Company.

“Company” means Fortress America Acquisition Corporation, a Delaware corporation, as well as any successor to the Company as provided in Article 18 herein.

“Director” means any individual who is a member of the Board of Directors of the Company.

“Disability” means the inability of a Participant to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment that is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more. A determination that a Participant is disabled shall be made by the Committee on the basis of such medical evidence as the Committee deems warranted under the circumstances.

“Effective Date” shall have the meaning ascribed to such term in Section 1.1 hereof.

“Employee” means any employee of the Company or any Subsidiary. Nonemployee Directors shall not be considered Employees under this Plan unless specifically designated otherwise.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

“Fair Market Value” shall be the fair market value of a share of Common Stock, as determined in good faith by the Committee.

“Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article 7 herein.

“Incentive Stock Option” or “ISO” means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

“Nonemployee Director” means an individual who is a member of the Board of Directors of the Company but who is not an Employee of the Company or a Subsidiary.

“Nonqualified Stock Option” or “NQSO” means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

“Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

“Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

“Other Incentive Award” means an award granted pursuant to Article 10 hereof.

“Participant” means an Employee or Nonemployee Director who has outstanding an Award granted under the Plan.

“Performance Period” means the time period during which performance goals must be achieved with respect to an Award, as determined by the Committee.

“Performance Share” means an Award granted to a Participant, as described in Article 9 herein.

“Performance Unit” means an Award granted to a Participant, as described in Article 9 herein.

“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, and/or upon the occurrence of other events as determined by the Committee at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

“Person” shall have the meaning ascribed to such term in Section 3(a) (9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

“Restricted Stock” means an Award granted to a Participant pursuant to Article 8 herein.

“Shares” means the shares of common stock of the Company.

“Share Pool” means the number of shares authorized for issuance under Section 4.1, as adjusted for awards and payouts under Section 4.2 and as adjusted for changes in corporate capitalization under Section 4.3.

“Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.

“Subsidiary” means any corporation, partnership, joint venture, affiliate or other entity in which the Company has a majority voting interest, and which the Committee designates as a participating entity in the Plan.

“Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

ARTICLE THREE

ADMINISTRATION

3.1 THE COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board or by any other Committee appointed by the Board. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

3.2 AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Articles of Incorporation or Bylaws. of the Company, and subject to the provisions herein, the Committee shall have full power to select Employees and Nonemployee Directors who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the plan; establish, amend or waive rules and regulations for the Plan’s administration; and (subject to the provisions of Article 15 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority as identified herein.

3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Participants and their estates and beneficiaries.

ARTICLE FOUR

SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

4.1 NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to adjustment as provided in Section 4.3 herein, the number of Shares hereby reserved for issuance under the Plan shall be 2,100,000. The Committee shall determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan.

4.2 LAPSED AWARDS. If any Award granted under this Plan is canceled, terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award shall again be available for the grant of an Award under the Plan.

4.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change following Board adoption of the Plan (including any such change prior to the Effective Date) in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368), or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares available in the Share Pool and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

ARTICLE FIVE

ELIGIBILITY AND PARTICIPATION

5.1 ELIGIBILITY. Persons eligible to participate in this Plan include (a) all officers and key employees of the Company, as determined by the Committee, including Employees who are members of the Board and (b) all Nonemployee Directors.

5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees and Nonemployee Directors those to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE SIX

STOCK OPTIONS

6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted, either by the Committee or the Board, to one or more Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. The Committee or the Board shall have the authority to grant Incentive Stock Options or to grant Nonqualified Stock Options or to grant both types of Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to, and comply with, such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute, including, without limitation, the requirements of Code Section 422(d) which limit the aggregate Fair Market Value of Shares (determined at the time that such Option is granted) for which Incentive Stock Options are exercisable for the first time to $100,000 per calendar year, and the requirement that Incentive Stock Options may only be granted to Employees. Each provision of the Plan and of each written Award Agreement relating to an Option designated as an Incentive Stock Option shall be construed so that such Option qualifies as an Incentive Stock Option, and any provision that cannot be so construed shall be disregarded.

6.2 AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO.

6.3 OPTION PRICE. The Option Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. Notwithstanding any provision contained herein, in the case of an Incentive Stock Option, the exercise price at the time such Incentive Stock Option is granted to any Employee who, at the time of such grant, owns (within the meaning of Section 424(d) of the Code) more than ten percent of the voting power of all classes of stock of the Company or a Subsidiary, shall not be less than 110% of the per Share Fair Market Value on the date of grant.

6.4 DURATION OF OPTIONS. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that in the case of an Incentive Stock Option, an Employee may not exercise such Incentive Stock Option after the date which is ten years (five years in the case of a Participant who owns more than ten percent of the voting power of the Company or a Subsidiary) after the date on which such Incentive Stock Option is granted.

6.5 EXERCISE OF OPTIONS. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

6.6 PAYMENT. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares that are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and (b).

As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant’s name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

6.7 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

6.8 TERMINATION OF EMPLOYMENT. Each Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment with (or service to) the Company and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment or service.

6.9 NONTRANSFERABILITY OF OPTIONS.

(a) INCENTIVE STOCK OPTIONS. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

(b) NON-QUALIFIED STOCK OPTIONS. Except as otherwise provided in a Participant’s Award Agreement, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.

ARTICLE SEVEN

STOCK APPRECIATION RIGHTS

7.1 GRANT OF SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR.

The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

Unless otherwise designated by the Committee at the time of grant, the grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option.

7.2 EXERCISE OF TANDEM SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

7.3 EXERCISE OF FREESTANDING SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

7.4 SAR AGREEMENT. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

7.5 TERM OF SARs. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that unless otherwise designated by the Committee, such term shall not exceed ten (10) years.

7.6 PAYMENT OF SAR AMOUNT. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

(b) The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, in Restricted Shares of equivalent value, or in some combination thereof.

7.7 TERMINATION OF EMPLOYMENT. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with (or service to) the Company and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment or service.

7.8 NON-TRANSFERABILITY OF SARs. Except as otherwise provided in a Participant’s Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

ARTICLE EIGHT

RESTRICTED STOCK

8.1 GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

8.2 RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

8.3 TRANSFERABILITY. Except as provided in this Article 8, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

8.4 OTHER RESTRICTIONS. Subject to Article 11 herein, the Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, a requirement that Participants own a certain amount of Shares before vesting shall occur, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restrictions on vesting following the attainment of the performance goals, requirement and/or restrictions under applicable federal or state securities laws.

The Company shall retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

8.5 VOTING RIGHTS. Unless otherwise designated by the Committee at the time of grant, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares during the Period of Restriction.

8.6 DIVIDENDS AND OTHER DISTRIBUTIONS. Unless otherwise designated by the Committee at the time of grant, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held during the Period of Restriction. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

8.7 TERMINATION OF EMPLOYMENT. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Shares following termination of the Participant’s employment with (or service to) the Company and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment or service.

ARTICLE NINE

PERFORMANCE UNITS AND PERFORMANCE SHARES

9.1 GRANT OF PERFORMANCE UNITS AND PERFORMANCE SHARES. Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

9.2 VALUE OF PERFORMANCE UNITS/SHARES. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participant. For purposes of this Article 9, the time period during which the performance goals must be met shall be called a “Performance Period.”

9.3 EARNING OF PERFORMANCE UNITS/SHARES. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved, as established by the Committee.

9.4 FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/SHARES. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.

At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares which have been earned, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 8.6 herein). In addition, Participants may, at the discretion of the Committee, be entitled to exercise their voting rights with respect to such Shares.

9.5 TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY OR RETIREMENT. Unless otherwise designated by the Committee, and set forth in the Participant’s Award Agreement, in the event the employment (or service) of a Participant is terminated due to death, Disability or retirement during a Performance Period, the Participant shall receive a prorated payout of the Performance Units/Shares. The prorated payout shall be determined by the Committee, shall be based upon the length of time that the Participant held the Performance Units/Shares during the Performance Period and shall further be adjusted based on the achievement of the preestablished performance goals. Payment of earned Performance Units/Shares shall be made at a time specified by the Committee in its sole discretion and set forth in the Participant’s Award Agreement.

9.6 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. In the event that a Participant’s employment (or service) terminates for any reason other than those reasons set forth in Section 9.5 herein, all Performance Units/Shares shall be forfeited by the Participant to the Company unless determined otherwise by the Committee, as set forth in the Participant’s Award Agreement.

9.7 NONTRANSFERABILITY. Except as otherwise provided in a Participant’s Award Agreement, Performance Units/Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s legal representative.

ARTICLE TEN

OTHER INCENTIVE AWARDS

10.1 GRANT OF OTHER INCENTIVE AWARDS. Subject to the terms and provisions of the Plan, Other Incentive Awards may be granted to Participants in such amount, upon such terms, and at any time and from time to time as shall be determined by the Committee.

10.2 OTHER INCENTIVE AWARD AGREEMENT. Each Other Incentive Award grant shall be evidenced by an Award Agreement that shall specify the amount of the Other Incentive Award granted, the terms and conditions applicable to such grant, the applicable Performance Period and performance goals, and such other provisions as the Committee shall determine, subject to the terms and provisions of the Plan.

10.3 NONTRANSFERABILITY. Except as otherwise provided in a Participant’s Award Agreement, Other Incentive Awards may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

10.4 FORM AND TIMING OF PAYMENT OF OTHER INCENTIVE AWARDS. Payment of Other Incentive Awards shall be made at such times and in such form, in cash, in Shares, or in Restricted Shares (or a combination thereof), as established by the Committee subject to the terms of the Plan. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. Without limiting the generality of the foregoing, annual incentive awards may be paid in the form of Shares and/or Other Incentive Awards (which may or may not be subject to restrictions, at the discretion of the Committee).

ARTICLE ELEVEN

BENEFICIARY DESIGNATION

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

ARTICLE TWELVE

DEFERRALS

The Committee may permit a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares or Other Incentive Awards. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals. Any such deferral shall be made in a manner consistent with the requirements of Section 409A of the Code.

ARTICLE THIRTEEN

RIGHTS OF EMPLOYEES AND NONEMPLOYEE DIRECTORS

13.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

13.2 PARTICIPATION. No Employee or Nonemployee Director shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

ARTICLE FOURTEEN

CHANGE IN CONTROL

14.1 TREATMENT OF OUTSTANDING AWARDS. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

(a) Any and all Options and SARs granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term, and any cash or property received upon exercise of any Option or SAR shall be free from further restriction;

(b) Any restriction periods and restrictions imposed on Restricted Shares shall lapse; and

(c) Unless otherwise specified in a Participant’s Award Agreement at time of grant, the target payout opportunities attainable under all outstanding Awards of Performance Units and Performance Shares and Other Incentive Awards shall be deemed to have been fully earned for the entire Performance period(s) as of the effective date of the Change in Control. The vesting of all such Awards shall be accelerated as of the effective date of the Change in Control and, in full settlement of such Awards, there shall be paid out to Participants (in Shares for Awards normally paid in Shares and in cash for Awards normally paid in cash) within thirty (30) days following the effective date of the Change in Control a pro rata portion of all targeted Award opportunities associated with such outstanding Awards, based on the number of complete and partial calendar months within the Performance Period which had elapsed as of such effective date.

14.2 TERMINATION, AMENDMENT AND MODIFICATIONS OF CHANGE IN CONTROL PROVISIONS. Notwithstanding any other provision of this Plan or any Award Agreement provision, the provisions of this Article 14 may not be terminated, amended or modified to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant’s outstanding Awards.

ARTICLE FIFTEEN

AMENDMENT, MODIFICATION AND TERMINATION

15.1 AMENDMENT, MODIFICATION AND TERMINATION. The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part.

15.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

ARTICLE SIXTEEN

WITHHOLDING

16.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

16.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE SEVENTEEN

INDEMNIFICATION

Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan. Such person shall be indemnified by the Company for all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE EIGHTEEN

SUCCESSORS

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE NINETEEN

LEGAL CONSTRUCTION

19.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein shall also include the feminine, the plural shall include the singular, and the singular shall include the plural.

19.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

19.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

19.4 GOVERNING LAW. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, without giving effect to the conflict of laws principles thereof.

ARTICLE TWENTY

TERMINATION

The Plan shall terminate on the tenth (10th) anniversary of the Effective Date or at such earlier time as the Committee, with the consent of the Board, may determine. No termination shall affect any Award then outstanding under the Plan.

* * * * * *

Annex F

July 31, 2006

The Board of Directors
Fortress America Acquisition Corporation
4100 North Fairfax Drive, Suite 1150
Arlington, VA 22203

Dear Members of the Board:

You have requested Business Valuation Center, Inc. (“BVC”) to render its opinion (the “Opinion”) as of the current date, as to the fairness, from a financial point of view, to the existing public stockholders of Fortress America Acquisition Corporation (“FAAC” or the “Company”) of the contemplated Acquisition Consideration offered to acquire the outstanding equity interests of VTC, LLC, and Vortech Consulting, LLC (hereinafter “VTC” or “Sellers”) pursuant to the executed Second Amended and Restated Membership Interest Purchase Agreement dated July 2006 by the Company and VTC.

The Acquisition Consideration, as defined by the Second Amended and Restated Membership Interest Purchase Agreement, is summarized as follows:

FAAC is to pay total aggregate consideration of $38,500,000 for 100% of the equity interests of VTC. The form of the consideration to be paid by FAAC is:

•At closing, FAAC will pay $11,000,000 in cash (the “Cash Consideration”).

•FAAC will assume up to an aggregate of $161,000 in the form of long-term bank debt (the “Assumed Debt”).

•FAAC will pay $10,000,000 to Sellers in the form of two convertible notes (the Convertible Promissory Notes). The Convertible Notes shall bear interest only at 6% per annum for the first two years and thereafter be evenly amortized over the remaining three years. The Convertible Note shall be convertible, at any time 6 months after closing, by the Sellers into common stock of FAAC at a conversion price of $7.50 per share (the “Conversion Price”). The Convertible Note shall automatically convert into common stock of FAAC at the Conversion Price in the event that the average closing price of FAAC common stock equals or exceeds $7.50 per share for any 20 consecutive trading days from the period from 6 months to two years after closing.

F-1

•FAAC Common Stock equal to $17,500,000 less (1) the amount of the Assumed Debt and (2) the value of the FAAC Stock Grant Shares which is defined as 576,559 shares at the Average Share Value of $5.46, or $3,148,012. The FAAC Common Stock purchase consideration represents “restricted securities” as defined under the federal securities laws and these “restricted securities” are subject to an Acquisition Agreement, a Registration Rights Agreement and a Lock Up Agreement.

•The Stock Grant Shares totaling 576,559 of FAAC Common Stock which will be designated by Sellers to be distributed to certain employees of Seller as consideration for the execution of Key Employment Agreements. In the event that there is a forfeiture of such Stock Grant Shares to FAAC by the designated employees on or before the third anniversary of the Closing Date, FAAC shall issue the forfeited Stock Grant Shares to the Sellers as additional consideration for their respective Membership Interests.

The Opinion does not address the Company’s underlying business decision to acquire VTC or any other alternative business strategies or acquisition plans that may have been considered by the Company. We have not been requested to, and did not, solicit third party indications of interest in acquiring all or part of VTC. In addition, BVC was not involved at any time in the negotiations between the Company and VTC and did not provide any advisory services to the Company regarding the contents of the Purchase Agreement.

As part of our financial advisory activities, BVC engages in the valuation of businesses and securities in connection with mergers and acquisitions, private placements, and valuations for estate, corporate and other purposes. We are experienced in these activities and have performed assignments similar in nature to that requested by you on numerous occasions.

In rendering its Opinion, BVC has reviewed and analyzed certain independently prepared information, as well as certain information furnished by the Company and VTC, including, but not limited to, the following:

F-2

•Audited financial statements for VTC for the fiscal periods ended December 31, 2003, 2004 and 2005.

•Financial projections prepared by VTC management.

•The Letter Agreement describing the terms and conditions of the acquisition which was executed by VTC and the Company on March 1, 2006.

•The value range associated with the Acquisition Consideration.

•The public filings of FAAC with the Securities and Exchange Commission and certain publicly available information regarding the trading activity and marketplace for the Company’s common stock.

•The unaudited financial statements of VTC for the three-month period ending April 30, 2006.

•The historical and present financial performance and condition of both FAAC and VTC.

•An analysis of the projected future cash flows of VTC and related discounted cash flow models.

•A valuation analysis of public companies which operate in similar industry segments to VTC and have comparable operating and financial characteristics.

•A valuation analysis of merger and acquisition transactions of private companies which operate in similar industry sectors to VTC and have comparable operating and financial characteristics.

•Customer contract work in process (WIP) reports prepared by VTC management and related contract backlog information.

•An analysis prepared by VTC and the Company reflecting adjustments to normalize earnings before interest, taxes, depreciation and amortization (EBITDA) for nonrecurring expenses identified in the income statement for the year ending December 31, 2005.

•Conducted in-depth interviews with the officers and senior management of both FAAC and VTC regarding each company’s operations, as well as historical and forecasted financial performance.

F-3

•Other reviews and analyses as we deemed appropriate and necessary in the formulation of our Opinion.

We have met with certain officers and employees of VTC and discussed with them the business, operations, assets, present condition and future prospects of VTC. We have visited VTC’s headquarters facility in Columbia, Maryland, but have not conducted a physical inspection of fixed assets, nor have we made or obtained any independent evaluation or appraisal of any such fixed assets or any other assets of VTC. In addition, we undertook such other studies, analyses and due diligence investigations as we deemed appropriate.

In arriving at our Opinion, BVC assumed and relied upon the accuracy and completeness of the financial and other information provided to us and we have not and do not assume any responsibility for independent verification of such information. We have assumed that the financial pro forma statements and projections prepared by the management of VTC represents their best current judgment as to the future financial condition and results of operations of VTC and have assumed that the projections have been reasonably prepared based on such current judgment. We have also taken into account our assessment of general economic, market and financial conditions and our experience in similar transactions, as well as our experience in securities valuation in general. Our Opinion necessarily is based upon regulatory, economic, market and other conditions as they exist on the valuation date, and the information made available to us as of the date hereof. Subsequent developments may affect this Opinion, and we do not have any obligation to update, revise or reaffirm this Opinion. The officers and senior management of VTC have informed us that it knows of no additional information that would have a material effect on our valuation. The Opinion does not address the relative merits of the acquisition and any other transaction or business strategies discussed by the Board of the Company as alternatives to the acquisition of VTC, or the decision of the Company to proceed with the acquisition of VTC.

BVC assumed that there had been no material change in the Company’s financial condition, results of operations, business or prospects since the date of the last financial statements made available to BVC. BVC relied on advice of counsel to the Company as to all legal matters with respect to the Company and its acquisition of VTC.

The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to partial analysis or summary description. Furthermore, in arriving at its Opinion, BVC did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis or factor. Accordingly, BVC believes that its analysis must be considered as a whole and that considering any portion of such analysis and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying its Opinion. In its analyses, BVC made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company and VTC. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values which may be significantly more or less favorable than as set forth therein. In addition, analyses relating to the value of the business do not purport to be an appraisal or to reflect the price at which the business might actually be sold.

F-4

Neither BVC nor its employees has any present, or contemplated future interest in the Company or VTC, which would prevent them from making a fair and unbiased opinion. BVC has received a retainer payment from the Company to prepare the Opinion and we will receive the balance of our fees upon the submission of this Opinion. BVC’s fee for preparing the fairness opinion is not contingent on the completion of the acquisition of VTC.

The Opinion is to be used only by the Board of Directors in the course of its review of the acquisition of VTC and is not in any way provided as a recommendation to Company stockholders regarding their decision to vote or proceed with the acquisition. Neither the Opinion nor its contents or our name may be referred to or quoted in any registration statement, prospectus, offering memorandum, loan agreement or other agreement or document given to third parties, without our prior written consent with the exception of its use in a proxy statement or any other Company filings required by the rules of Securities and Exchange Commission in connection with the acquisition of VTC.

Based on the foregoing and such other factors as we consider relevant, and in reliance thereon, it is our opinion as of the date of this letter, that the Acquisition Consideration is fair to the existing stockholders of the Company from a financial point of view.

Sincerely,
/s/ Business Valuation Center, Inc.
Business Valuation Center, Inc.

F-5

 Annex G

FORTRESS AMERICA ACQUISITION CORPORATION
AUDIT COMMITTEE CHARTER
Adopted _______, 2006

A.                             STATEMENT OF POLICY

The Audit Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibilities to the Company, its stockholders, the investment community, and others by reviewing the financial reports and related financial information provided by the Company to governmental agencies or the general public, the Company’s systems of internal and disclosure controls and the effectiveness of its control structure, the Company’s compliance with designated laws and regulations, and the Company’s accounting, internal and external auditing, and financial reporting processes.

The Audit Committee’s function is one of oversight only; both management and the independent auditor have more knowledge of, and detailed information concerning, the Company than do Audit Committee members. Consequently, in carrying out its oversight responsibilities, the Audit Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditor’s work. The existence and functioning of the Audit Committee do not relieve the Company’s management from its responsibility for preparing financial statements that accurately and fairly present the Company’s financial results and condition, or the independent auditor from its responsibilities relating to the audit or review of financial statements.

In discharging its responsibilities, the Committee shall:

•       serve as an independent and objective party to monitor the Company’s financial reporting process and internal control and disclosure control systems;

•       review any request of any of the directors and executive officers for any deviation or waiver from the Company’s Code of Ethics and, if appropriate, approve such request;

•       review, evaluate and, if appropriate, approve all “related party transactions” as that term is defined in Securities and Exchange Commission (“SEC”) regulations;

•       review and evaluate the audit procedures and results of the Company’s independent auditor and internal auditors;

•       approve, engage, and/or terminate the independent auditor;

•       review and evaluate the independent auditor’s qualifications, performance, and independence;

•       review, evaluate, and approve in advance any non-audit services the independent auditor may perform for the Company and disclose such approved non-auditor services in periodic reports to stockholders;

•       inquire of senior management of known or potential instances of non-compliance with applicable laws, regulatory policies (including SEC reporting requirements), and the Company’s Code of Ethics as they relate to the functions and responsibilities of the Committee;

•       be informed by the Company’s counsel of material litigation in which the Company is involved or in which management believes involvement of the Company is reasonably likely;

•       periodically inquire about and review the Company’s policies and procedures regarding the review of officers’ expense reports and perquisites for compliance with proper reporting, accounting and tax treatment;

•  maintain free and open means of communication between the Board, the independent auditor, the internal auditors, and the management of the Company;

•       at least annually, review and update this charter for consideration by the Board and perform an evaluation of the Committee performance and function, and report to the Board the results of such evaluation (such report may be written or oral); and

•       such additional duties or responsibilities as the Board may determine from time to time.

B.                            ORGANIZATION

The members of the Committee shall be appointed by the Board and may be removed only by the Board. The Committee will have a minimum of three members. The Committee may consult or retain its own outside legal, accounting or other advisors and shall determine the degree of independence from the Company required from said advisors. The Committee shall meet at least four times per year and report directly to the full Board on any issues that arise with respect to the quality and integrity of the Company’s financial statements, the Company’s compliance with legal and/or regulatory requirements, the performance and independence of the Company’s independent auditor, or the performance of the internal audit function. The Committee may also meet periodically by itself to discuss matters it determines require private Committee or Board attention. Further, the Committee shall meet separately with management, with the internal auditors or others performing the internal audit function, and with the independent auditor. Half of the members of the Committee shall be a quorum to transact business. The Committee shall maintain minutes of each meeting and shall report on matters considered at Committee meetings to the Board at its next regularly scheduled Board meeting.

C.                            QUALIFICATIONS

Except as otherwise permitted on a transition basis under NASDAQ rules, the Committee shall be composed entirely of independent directors, determined in accordance with the Securities Exchange Act of 1934, SEC regulations and application NASDAQ criteria. The members of the Committee, as determined by the Board, shall be “financially literate” in accordance with applicable SEC regulations and NASDAQ criteria, and at least one member shall have accounting or related financial management expertise. Upon the departure of a Committee member with accounting or related financial management expertise, the Company will use its best efforts to identify a replacement with accounting/financial management expertise within ninety (90) days. Each Committee member shall satisfy the experience requirements of NASDAQ.

D.                           INDEPENDENT AUDITOR

The Committee will be directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditor engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditor shall be engaged by and accountable to the Committee and the Board and shall report directly to the Committee. The Committee shall have the sole authority to engage and terminate the independent auditor, to approve all audit engagement fees and terms, to review with the independent auditor the nature and scope of any disclosed relationships or professional services, and to take, or recommend that the Board take, appropriate action to ensure the continuing independence of the auditor. The Committee shall also set clear policies and standards relating to the Company’s hiring of employees or former employees of the independent auditor to ensure continued independence.

The Committee shall, on an annual basis, obtain from the independent auditor a written disclosure delineating all of its relationships and professional services as required by applicable professional standards. The Committee will also obtain and review a report of the independent auditor describing its internal quality-control procedures, material issues raised by the most recent internal quality-control review of the independent auditor or an inquiry or investigation by a governmental authority involving one or more audits carried out by the independent auditor in the preceding five years, and any steps or procedures taken to deal with any such issues. After reviewing the independent auditor’s report, the Committee shall evaluate the auditor’s qualifications, performance, and independence. The Committee may consider the opinions of the Company’s management and internal audit function in making such evaluation. As required by law, the Committee shall assure the regular rotation of the lead and concurring audit partner, and consider whether there should be a regular rotation of the independent auditor itself.

The independent auditor shall ascertain that the Committee is made aware of, and timely report to the Committee, and upon receipt thereof, the Committee shall review, all necessary accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management and the risks of using such alternative treatments, and inform the Committee of other material written communications between the independent auditor and management.

E.                            FINANCIAL REPORTING OVERSIGHT

In discharging its responsibilities to oversee governmental and public reporting of financial information, the Committee shall:

•       review and discuss the annual audited financial statements, footnotes and related disclosures included in the Company’s annual report to stockholders and its annual report on Form 10-K with financial management, the independent auditor, and the internal auditors prior to the release and filing of such documents (including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Conditions and Results of Operations”) (this review shall cover discussion of all items required by generally accepted auditing standards regarding required communications with Committees);

•       review with the independent auditor the results of its annual examination of the financial statements, including their report thereon, and determine its satisfaction with the disclosures and content of the financial statements (this review shall cover discussion of all items required by generally accepted auditing standards regarding required communications with Committees);

•       ascertain that the results of any internal audit activity or regulatory reports were appropriately considered in preparing the financial statements;

•       review and discuss the quarterly financial results and information and the disclosures with financial management, the independent auditor, and the internal auditors to determine that the independent auditor does not take exception to the disclosure and content of the financial statements included in quarterly reports on Form 10-Q (including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Conditions and Results of Operations”), to determine that the results of any internal audit activity or regulatory reports were appropriately considered in preparing the financial statements, and to discuss any other matters required to be communicated to the Committee by the independent auditor;

•       review and discuss the types of presentation and information to be included in earnings press releases (particularly, any use of “pro forma” or “adjusted” non-GAAP information), and any additional financial information and earning guidance generally provided to analysts and rating agencies;

•       inquire of management, the internal auditors, and the independent auditor about significant risks or exposures to risk and discuss guidelines and policies to govern the steps management has taken to minimize such risk to the Company;

•       review the effect of regulatory or accounting initiatives, including off-balance sheet structures and transactions, on the financial statements of the Company;

•       review and discuss the form and content of the certification documents for the quarterly reports on Form 10-Q and the annual report on Form 10-K with the internal audit function, the independent auditor, the chief financial officer, and the chief executive officer;

•       review the basis for the disclosures made in the annual report to stockholders under the heading “Management’s Report on Internal Controls” regarding the control environment of the Company; and

•       consider, produce and approve the annual proxy disclosure regarding the activities and report of the Committee for the year.

F.                             LINES OF COMMUNICATION
The internal auditors and the independent auditors shall have the ability to communicate directly with the Chairman of the Committee if necessary or desired. The Committee shall provide sufficient opportunity at its meetings for the independent auditors and the internal auditors to meet with the members of the Audit Committee without members of management present.

The Company’s counsel shall report directly to the Committee about legal compliance. The Committee may directly contact any employee in the Company, and any employee may inform the Committee of matters involving questionable, illegal, or improper practices or transactions. The Company’s Code of Ethics shall ensure a confidential and anonymous complaint process. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

The Committee shall establish and maintain free and open means of communication between employees and the Committee for the processing of complaints received by the Company regarding questionable accounting or auditing matters, including suspicions of fraudulent activity.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

FORTRESS AMERICA ACQUISITION CORPORATION
4100 North Fairfax Drive, Suite 1150
Arlington, Virginia 22203

SPECIAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF FORTRESS AMERICA ACQUISITION CORPORATION

The undersigned appoints C. Thomas McMillen and Harvey L. Weiss, and each of them, with full power to act without the other, as proxies, each with the power to appoint a substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all shares of common stock of Fortress America Acquisition Corporation (“FAAC”) held of record by the undersigned on                     , 2006, at the Special Meeting of Stockholders to be held on                     , 2006, or any postponement or adjournment thereof.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED. THIS PROXY  WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL NOT BE VOTED FOR OR AGAINST PROPOSAL NUMBER 1, BUT WILL BE VOTED “FOR” PROPOSAL NUMBERS 2, 3, 4 AND 5.

THE FAAC BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH PROPOSAL SHOWN ON THE REVERSE SIDE.

(Continued and to be signed on reverse side)

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL NOT BE VOTED FOR OR AGAINST PROPOSAL NUMBER 1, BUT WILL BE VOTED “FOR” PROPOSAL NUMBERS 2, 3, 4 AND 5. THE BOARD OF DIRECTORS OF FAAC UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS.

1.  To approve the acquisition of VTC, L.L.C. (“VTC”) and Vortech, LLC (“Vortech”) substantially on the terms set forth in the Second Amended and Restated Membership Interest Purchase Agreement dated July __, 2006, by and among FAAC, VTC, Vortech, Thomas P. Rosato and Gerald J. Gallagher as selling members, and Thomas P. Rosato as the members’ representative.
	FOR ☐	AGAINST ☐	ABSTAIN ☐

If you voted “AGAINST” Proposal Number 1 and you hold shares of FAAC common stock issued in FAAC’s initial public offering, you may exercise your conversion rights and demand that FAAC convert your shares of common stock into a pro rata portion of the trust account by marking the “Exercise My Conversion Rights” box to the right. If you exercise your conversion rights, then you will be exchanging your shares of FAAC common stock for cash and will no longer own these shares. You will only be entitled to receive cash for these shares if the acquisition is completed and you continue to hold these shares through the effective time of the acquisition and tender your stock certificate to FAAC. Failure to (a) vote against proposal Number 1, (b) check the “Exercise My Conversion Rights” box to the right and (c) submit this proxy in a timely manner will result in the loss of your conversion rights.
I HEREBY EXERCISE MY CONVERSION RIGHTS ☐

2.  To amend and restate FAAC’s Amended and Restated Certificate of Incorporation to change FAAC’s name from “Fortress America Acquisition Corporation” to “Fortress International Group, Inc.” and to remove certain provisions only applicable to FAAC prior to its completion of a business combination
	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. To approve the 2006 Omnibus Incentive Compensation Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐

4. Election of Class __ Director Nominee: David J. Mitchell	FOR nominee listed at left		WITHHOLD authority to vote for nominee listed at left
	☐		☐

5. To approve any adjournments or postponements of the special meeting for the purpose of soliciting additional proxies	FOR ☐	AGAINST ☐	ABSTAIN ☐

Signature	Signature	Date

Sign exactly as name appears on this proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If stockholder is a corporation, sign in full name by an authorized officer.